Exhibit 10.1


                             OFFICE LEASE AGREEMENT

                                 by and between


                        TEXAS CORPORATE PROPERTIES, L.P.
                          a Texas limited partnership,
                                   as Landlord


                                       and


                             TENET HOSPITALS LIMITED
                          a Texas limited partnership,
                                    as Tenant


                             GALLERIA NORTH, TOWER I

                                  Dallas, Texas


                                  May 14, 1998

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE

ARTICLE I

      LEASED PREMISES, TERM, AND USE.........................................1
      1.1   Leased Premises..................................................1
      1.2   Term.............................................................6
      1.3   Base Building Design............................................11
      1.4   Use.............................................................15
      1.5   Special Uses....................................................16
      1.6   Survival........................................................20

ARTICLE II

      RENTAL, OPERATING EXPENSES AND TENANT INDUCEMENTS.....................20
      2.1   Rental Payments.................................................20
      2.2   Base Rental.....................................................22
      2.3   Additional Rental...............................................25
      2.4   Operating Expenses..............................................27
      2.5   Improvements Allowance..........................................34

ARTICLE III

      BUILDING SERVICES, PARKING AND SIGNAGE................................37
      3.1   Services........................................................37
      3.2   Keys and Locks..................................................44
      3.3   Graphics and Building Directory.................................45
      3.4   Parking.........................................................46
      3.5   Building Name and Signs.........................................49
      3.6   Communications Equipment........................................52

ARTICLE IV

      CARE OF PREMISES; LAW, RULES AND REGULATIONS..........................55
      4.1   Care of Leased Premises.........................................55
      4.2   Entry for Repairs and Inspection................................55
      4.3   Nuisance........................................................55
      4.4   Laws and Regulations: Rules of Project..........................55
      4.5   Legal Use and Violations of Insurance Coverage..................56
      4.6   REA Rights......................................................57

ARTICLE V

      CONSTRUCTION OF IMPROVEMENTS AND REPAIRS..............................61
      5.1   Base Building Improvements......................................61

      5.2   Tenant Improvements.............................................63
      5.3   Repairs by Landlord.............................................66
      5.4   Repairs by Tenant...............................................66
      5.5   Payments by Tenant..............................................67
      5.6   Management......................................................67

ARTICLE VI

      CONDEMNATION, CASUALTY AND INSURANCE..................................67
      6.1   Condemnation....................................................67
      6.2   Damages from Certain Causes.....................................70
      6.3   Casualty Clause.................................................70
      6.4   Casualty Insurance..............................................72
      6.5   Liability Insurance.............................................74
      6.6   Hold Harmless...................................................74
      6.7   Waiver of Recovery and Subrogation..............................74

ARTICLE VII

      DEFAULTS, REMEDIES, BANKRUPTCY, SUBORDINATION.........................75
      7.1   Default and Remedies............................................75
      7.2   Insolvency or Bankruptcy........................................79
      7.3   Negation of Lien for Rent.......................................79
      7.4   Attorney's Fees.................................................80
      7.5   Waiver of Homestead.............................................80
      7.6   No Waiver of Rights.............................................80
      7.7   Holding Over....................................................80
      7.8   Subordination...................................................82
      7.9   Estoppel Certificate or Three-Party Agreement...................83
      7.10  Vacating the Leased Premises....................................83

ARTICLE VIII

      SUBLEASING, ASSIGNMENT, LIABILITY, AND PUBLICITY......................84
      8.1   Sublease or Assignment by Tenant................................84
      8.2   Assignment by Landlord..........................................90
      8.3   Peaceful Enjoyment..............................................92
      8.4   Limitation of Personal Liability................................92
      8.5   Memorandum of Lease.............................................92
      8.6   Consents........................................................92
      8.7   Confidentiality.................................................92
      8.8   Publicity.......................................................93

ARTICLE IX

      OPTIONS...............................................................93
      9.1   Renewal Options.................................................93

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ARTICLE X

      ARBITRATION...........................................................98
      10.1  Arbitration.....................................................98

ARTICLE XI

      MISCELLANEOUS........................................................100
      11.1  Notices........................................................100
      11.2  Brokers........................................................102
      11.3  Moving Procedures..............................................102
      11.4  Definitions....................................................102
      11.5  Binding on Successors..........................................107
      11.6  Rights and Remedies Cumulative.................................107
      11.7  Governing Law..................................................107
      11.8  Rules of Construction..........................................108
      11.9  Authority......................................................108
      11.10 Severability...................................................108
      11.11 Time of the Essence............................................108
      11.12 Amendments.....................................................108
      11.13 Entirety.......................................................108
      11.14 References.....................................................108
      11.15 Exhibits.......................................................108
      11.16 Counterpart Execution..........................................108
      11.17 Guaranty.......................................................108

EXHIBITS

Exhibit A-1     -      Description of Project Land
Exhibit A-2     -      Description of Complex Land
Exhibit A-3     -      Description of Garage Land
Exhibit A-4     -      Depiction of Project Plaza, Tower 1 Grade Level
                       Entrance, Loading Dock and Complex Common Areas
Exhibit A-5     -      Tollway Sign Land
Exhibit B       -      Communications Area
Exhibit C-1     -      Base Building Improvements
Exhibit C-2     -      Mechanical, Electrical and Plumbing Design Criteria
Exhibit D-1     -      Construction of Building, Base Building Improvements and
                       Tenant Improvements
Exhibit D-2     -      Outside Contractors
Exhibit E       -      Form of Calculation Notice
Exhibit F       -      Form of Commencement Declaration
Exhibit G       -      Schedule of Janitorial Services
Exhibit H       -      Form of Memorandum of Lease
Exhibit I       -      Building Standard Improvements
Exhibit J       -      Form of Guaranty

Exhibit K       -      Landlord Fees
Exhibit L       -      Line Item Budget
Exhibit M       -      Form of Project Costs Declaration
Exhibit N       -      Sign Parameters
Exhibit O       -      Confidentiality Agreement
Exhibit P       -      On-Site Personnel
Exhibit Q       -      Architect's Certificate
Exhibit R       -      Project Rules
Exhibit S       -      Preliminary Plans and Specifications

                                      INDEX

                                   DEFINITIONS

Term                                                                    Page
----                                                                    ----

Actual Tenant...............................................................90
Additional Electrical Equipment.............................................40
Additional Equipment........................................................53
Adjacent Garage..............................................................3
Advance Transfer Notice.....................................................90
Affiliate..................................................................102
Applicable Arbitrated Amount................................................99
Applicable Factor...........................................................22
Applicable Rate.............................................................21
Approval Period.............................................................87
Assigned Parking Permits....................................................46
Base Building..............................................................103
Base Building Completion D...................................................7
Base Building Improvements..................................................61
Base Building Systems......................................................103
Base Rental.................................................................22
Base Rental Rate............................................................22
Basic Services Failure......................................................43
Building.....................................................................1
Building Construction Schedule..............................................62
Building Garage..............................................................3
Building II Lease..........................................................103
Building Operating Hours...................................................103
Building Permit Date........................................................28
Building Plans and Specifications..........................................103
Building Standard Rated Electrical Design Load..............................39
Building Standard Services..................................................37
Business Days..............................................................103
Calculation Notice...........................................................5
Commencement Date............................................................6
Commencement Declaration....................................................11
Common Areas.................................................................3
Communications Area.........................................................52
Communications Equipment....................................................52
Company....................................................................103
Comparable Buildings.......................................................103
Complex......................................................................1
Complex Common Areas.........................................................4
Complex Land.................................................................1

Complex Monument Sign.......................................................50
Condemnation Proceeds.......................................................69
Condition...................................................................49
Contract Services...........................................................34
Contractor Date.............................................................35
Contractor Payment..........................................................35
Control....................................................................102
Converted Spaces............................................................47
Convertible Amount..........................................................47
Damaged Property............................................................70
Delay Items................................................................103
Delay Payments..............................................................10
Design Parameters...........................................................11
Development Fee.............................................................23
Director....................................................................98
Dispute Period..............................................................81
Disputed Amounts............................................................36
Election Notice.............................................................94
Environmental Laws..........................................................56
Equity Contributions........................................................70
Estimated Excess............................................................63
Event of Default............................................................75
Final Bid Specifications....................................................14
Financial Institution......................................................103
First Class Building Standards.............................................104
First Notice................................................................78
First Services Notice.......................................................44
floor........................................................................4
Floor Group 1 Portion........................................................5
Floor Group 2 Portion........................................................5
Floor Group 3 Portion........................................................5
Floor Group 4 Portion........................................................5
Force Majeure Delays.......................................................104
Force Majeure Events.......................................................104
Garage Land..................................................................4
General Common Areas.........................................................3
General Contractor..........................................................62
Governmental Authority.....................................................104
Hazardous Materials........................................................104
HILP.......................................................................105
Hines G.P..................................................................105
Hines Group................................................................105
Hines Manager..............................................................105
Holdover Notice.............................................................81
Holidays...................................................................105
Identity Signs..............................................................49

Improvements Allowance......................................................35
INDEMNIFIED PARTY...........................................................19
Initial Leased Premises......................................................4
Initial REA................................................................105
Initial Term.................................................................6
Insurance Request...........................................................72
insured risk................................................................71
Intent Notice...............................................................94
Landlord Payment............................................................35
Landlord Termination Right..................................................85
Lease Year.................................................................105
Leased Premises..............................................................1
Leasehold Improvements.....................................................105
Legal Requirements.........................................................105
Line Item Budget............................................................23
Loading Dock.................................................................4
Major Portion................................................................5
Major Portion Anniversary Date...............................................9
Major Portion of the Initial Leased Premises.................................5
Market Base Rental Rate.....................................................96
Meeting.....................................................................99
Net Rentable Area............................................................2
net sales proceeds..........................................................91
Non-Disturbance Agreement...................................................82
Non-removable Improvements..................................................65
North Dallas Area..........................................................106
Notice Parties..............................................................44
Operating Expense Statement.................................................26
Operating Expenses..........................................................27
Outside Date.................................................................9
Outstanding Project Costs...................................................70
Parapet Signs...............................................................49
Parking Facility.............................................................3
Parking Permits.............................................................46
Parking Rental..............................................................96
PCB.........................................................................57
Permitted Affiliate.........................................................84
Permitted Holdover..........................................................81
Phase II Building............................................................4
Preliminary Plans and Specifications........................................13
Prime Rate..................................................................21
Pro Rata Floor Carry Costs..................................................10
Project......................................................................4
Project Costs...............................................................22
Project Costs Declaration...................................................24
Project Land.................................................................1

Project Monument Sign.......................................................49
Project Plaza................................................................4
Qualified Damage............................................................71
Rate Notice.................................................................94
REA........................................................................106
Reduction Date..............................................................12
Reduction Notice............................................................12
Renewal Election Period.....................................................94
Renewal Option..............................................................93
Renewal Option Period.......................................................93
Renewal Space...............................................................94
Renewal Term................................................................93
Renewal Terms...............................................................93
Rent.......................................................................106
Rental Commencement Date.....................................................6
Rental Payments.............................................................20
Repairs by Landlord.........................................................66
Repairs by Tenant...........................................................66
Reportable Quantity.........................................................57
Required Amount.............................................................69
Restored Condition..........................................................72
Scheduled Completion Date....................................................8
Second Assignment/Sublease Notice...........................................87
Second Notice...............................................................78
Second Services Notice......................................................44
Service Areas................................................................2
Services Failure............................................................44
Sign Parameters.............................................................49
Special Private Uses........................................................16
Special Public Uses.........................................................16
Special Use Area............................................................18
Special Uses................................................................17
Sublease Threshold..........................................................86
substantially complete.....................................................106
substantially completed....................................................106
Substitute Parking..........................................................47
Substitute Parking Area.....................................................47
Successor...................................................................82
Tenant Construction Costs..................................................106
Tenant Construction Schedule................................................62
Tenant Delays..............................................................106
Tenant Improvement Delays..................................................107
Tenant Improvements........................................................107
Tenant Improvements Completion Date........................................107
Tenant Payment..............................................................35
Tenant's Additional Rental..................................................25

Tenant's Additional Rental Adjustment.......................................26
Tenant's Auditor............................................................23
Tenant's Forecast Additional Rental.........................................25
Tenant's Percentage Share...................................................25
Term.........................................................................6
Tollway Sign................................................................50
Twenty Day Period...........................................................61
Unassigned Parking Permits..................................................46
Unavoidable Interruption....................................................43
Usable Area..................................................................3
Variable Operating Expenses.................................................34
Visitor Spaces..............................................................46

                             OFFICE LEASE AGREEMENT

THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF DALLAS        ss.

            THIS OFFICE LEASE AGREEMENT (this "Lease") is made and entered into as of the 14th day of May, 1998 (the "Effective Date"), by and between Texas Corporate Properties, L.P., a Texas limited partnership (hereinafter called "Landlord"), and Tenet Hospitals Limited, a Texas limited partnership (hereinafter called "Tenant").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                                   ARTICLE I

                         LEASED PREMISES, TERM, AND USE

            1.1 Leased Premises.

            (a) Subject to and upon the terms hereinafter set forth, and in consideration of the sum of Ten Dollars ($10.00), the premises, and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Landlord does hereby lease and demise to Tenant, and Tenant does hereby lease and take from Landlord, those certain premises (the "Leased Premises") in the office building (the "Building") to be constructed on that certain tract or parcel of land located in Dallas County, Texas, more particularly described on Exhibit A-1 (the "Project Land"), which Project Land comprises a portion of a larger tract of land consisting of approximately 8.03 acres located in the northerly portion of the block bounded by Southern Boulevard, Noel Road, Alpha Road and Barton Drive more particularly described on Exhibit A-2 (the "Complex Land"), which Complex Land and any improvements constructed thereon (including without limitation, the Parking Facility) shall commonly be referred to as "Galleria North" (the "Complex"), such Leased Premises being more particularly described as follows:

            All of the Net Rentable Area (defined below) in the Building, as determined pursuant to Section 1.1(c) below, subject to Section 1.3(c) below.

            So long as Tenant is entitled to possession of the Leased Premises, but subject to the provisions of this Lease, Tenant shall be entitled to the following as appurtenances to the Leased Premises: the right to use (i) the Parking Facility (defined in Section 1.1(b)) subject to, and in accordance with,
Section 3.4 hereof, (ii) the Communications Area (defined in Section 3.6) subject to, and in accordance with, Section 3.6 hereof, (iii) for Tenant's exclusive use (subject to the other provisions of this Lease), the restrooms on floors leased entirely by Tenant, (iv) for Tenant's exclusive use (subject to the other provisions of this Lease), the telephone and electric closets on floors leased entirely by Tenant (however, in no event may such use by Tenant interfere with Landlord's access to, and use of, such telephone and electric closets as deemed necessary by Landlord), (v) for Tenant's nonexclusive use (subject to the other provisions of this Lease), the telephone and electric closets on floors not leased entirely by Tenant (however, in no event may such use by Tenant interfere with Landlord's access to, and use of, such telephone and electric closets as deemed necessary by Landlord), (vi) the reserved parking spaces to be located in the Building Garage (as defined in Section 1.1(b)) subject to, and in accordance with, Section 3.4 hereof, and (vi) in common with Landlord and other tenants or occupants of the Building and the Complex, their invitees and guests, and others as designated by Landlord from time to time, all lobbies, driveways, sidewalks and other areas and facilities on the Project Land, in the Building and other portions of the Complex from time to time intended for the common use of tenants in the Building and the Complex as determined by Landlord, and all rights and benefits appurtenant to, or necessary or incidental to, the use and enjoyment of the Leased Premises by Tenant for the purposes permitted by Section 1.4 hereof, including, but not limited to, the right of Tenant, its employees and invitees, in common with Landlord and other persons, to the benefits of (x) the REA (as defined in Section 11.4 hereof), and
(y) any other reciprocal easements and/or use agreements burdening and/or benefitting the Project to the extent necessary or incidental to the use and enjoyment of the Leased Premises for the purposes permitted by Section 1.4 and Tenant's approval shall not be required for Landlord to enter into any such future easement or use agreement, unless Tenant's express rights under this Lease with respect to the Leased Premises are materially and adversely affected thereby.

            (b) The term "Net Rentable Area" shall mean the area or areas of space within the Building determined as follows: (i) Net Rentable Area in the case of a full floor leased to a single tenant is determined by measuring from the inside surface of the outer pane of glass and extensions of the plane thereof in non-glass areas to the inside surface of the opposite outer pane of glass and extensions of the plane thereof in non-glass areas and shall include all areas enclosed by such surfaces, excluding only Service Areas (defined below) and General Common Areas (defined below), plus an allocation of the square footage of the General Common Areas, and (ii) Net Rentable Area in the case of a floor leased to more than one tenant (i.e., a multi-tenant floor) shall include the total square footage of all floor areas enclosed by the inside surface of the outer pane of glass and extensions of the plane thereof in non-glass areas and by demising walls (measured from the midpoint of demising walls), excluding only Service Areas and General Common Areas, plus an allocation of the square footage of the Common Areas (defined below) and the General Common Areas. In determining Net Rentable Area pursuant to (i) and (ii) above, no deduction from Net Rentable Area shall be made for columns or projections necessary to the Building.

            The exact Net Rentable Area of the Initial Leased Premises shall be determined in accordance with Section 1.1(c) below.

            The term "Service Areas" shall mean the total square footage within vertical penetrations such as (and measured from the midpoint of the walls enclosing) Building stairs, elevator shafts, fire towers, flues, vents, stacks, vertical pipe shafts, and vertical ducts; however, structural columns are not included in Service Areas. Areas for the specific use of Tenant or other tenants of the Building or installed at the request of Tenant or other tenants such as special stairs or elevators are not included within the definition of Service Areas.

            The term "General Common Areas" shall mean the total square footage within (and measured from the midpoint of the walls enclosing or from the inside surface of the outer pane of glass enclosing, or extensions of the plane thereof in non-glass areas) the Building's elevator machine rooms, main mechanical rooms, loading dock facilities, telephone switch rooms, main electrical rooms, public lobbies (including the main floor lobby of the Building), engineering, security, postal and main cleaning areas, and other areas not leased or held for lease within the Building but which are necessary or desirable for the proper utilization of the Building or to provide customary services to the Building. It is understood and agreed that all or part of the loading dock facilities may not be located within the Building, but shall be included as a part of the General Common Areas for purposes of this Lease. The allocation of the square footage of the General Common Areas referred to in this Section 1.1 shall be equal to the total square footage of the General Common Areas multiplied by a fraction, the numerator of which is the Net Rentable Area of the Leased Premises (excluding the allocation of the General Common Areas) and the denominator of which is the total of all Net Rentable Area of space leased or held for lease as office space or retail space contained in the Building (excluding the allocation of the General Common Areas).

            The term "Common Areas" shall mean the total square footage of all areas within (and measured from the midpoint of the walls enclosing or from the inside surface of the outer pane of glass enclosing, or extensions of the plane thereof in non-glass areas) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone, electrical and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Leased Premises are located. The allocation of the square footage of the Common Areas shall be equal to the total square footage of the Common Areas on said floor multiplied by a fraction, the numerator of which is the Net Rentable Area of the portion of the Leased Premises (excluding the allocations of General Common Areas and Common Areas) located on said floor and the denominator of which is the total of all Net Rentable Area on said floor (excluding the allocations of General Common Areas and Common Areas).

            The term "Usable Area" shall mean (A) in the case of a full floor leased entirely by a single tenant, the Net Rentable Area of the floor area minus the allocation of General Common Areas (it being agreed that Common Areas are included in the calculations of Usable Area in the case of a full floor leased entirely by a single tenant), and (B) in the case of a floor not leased entirely by one tenant, the Net Rentable Area of the floor area minus the allocation of General Common Areas and Common Areas which were included in Net Rentable Area pursuant to this Section 1.1.

            The term "Parking Facility" as used in this Lease shall mean (i) the Garage Land (defined below) and the shared facilities for parking to be constructed on the Garage Land to serve the Building and other buildings located or to be located within the Complex (the "Adjacent Garage"), which Adjacent Garage will be owned in common by Landlord and the owners of certain other buildings to be constructed within the Complex, and which may be used by Landlord and the tenants of the Building in common with others pursuant to, and subject to the provisions of, the REA, (ii) any surface parking spaces to be located on the Project Land which are a part of the Complex Common Areas and which may be used by Landlord and the tenants of the Building in common with others pursuant to and subject to the provisions of the REA, (iii) the parking garage to be constructed under the Building (the "Building Garage"), and (iv) any additional improvements now or hereafter located on the Project Land or Garage Land related to parking and the foregoing facilities. Landlord and Tenant acknowledge and agree that the Parking Facility is not included in the definition of "Building" for purposes of this Lease.

            The term "Garage Land" as used in this Lease shall mean that certain tract or parcel of land located in Dallas County, Texas, more particularly described on Exhibit A-3 upon which the Adjacent Garage will be constructed, which Garage Land is owned in common by Landlord, and the owners of certain other buildings to be constructed in the Complex, as more particularly set forth in the REA.

            The term "Loading Dock" as used in this Lease shall mean the loading dock depicted on Exhibit A-4 adjacent to the Building to be constructed on such portion of the Project Land depicted on Exhibit A-4, which Loading Dock is intended to be used in common by the Building and the Phase II Building (defined below), pursuant to, and subject to the provisions of, the REA.

            The term "Phase II Building" as used in this Lease shall mean the building which is proposed to be constructed within the Complex in the area which is generally southwest of the Building, which Phase II Building shall not be owned by Landlord.

            The term "Project Plaza" as used in this Lease shall mean the portion of the plaza area within the Project which is depicted on Exhibit A-4 and any improvements constructed therein from time to time.

            The term "Complex Common Areas" as used in this Lease shall mean (i) the Loading Dock and the portion of the Project Land upon which the Loading Dock is located, (ii) the accessways depicted on Exhibit A-4 and all improvements constructed therein from time to time, and (iii) the connecting pedestrian skywalks, walkways and tunnels or other means of access in the Complex which are depicted on Exhibit A-4 (excluding the ground level walkway between the Building and the Adjacent Garage identified as the Tower I Grade Level Entrance in Exhibit A-4).

            The term "Project" as used in this Lease shall mean the Building, the Building Garage, the Project Land, the Project Plaza, the Complex Common Areas, the ground level walkway between the Building and the Adjacent Garage identified as the Tower I Grade Level Entrance in Exhibit A-4, and any and all additional improvements now or hereafter located on the Project Land that serve the Building or the tenants of the Building generally (including, without limitation, any connecting walkways, covered walkways, skywalks, tunnels, or other means of access to and from the Building, the Adjacent Garage and the other buildings to be located within the Complex and located on the Project
Land).

            The term "Initial Leased Premises" as used in this Lease shall mean the Leased Premises as of the Effective Date (as reduced, if any, pursuant to Section 1.3 and as determined pursuant to Section 1.1(c)).

            The term "floor" as used in this Lease shall mean all portions of the Building located on a single level of the Building.

            The term "Floor Group 1 Portion" as used in this Lease shall mean that portion of the Net Rentable Area of the Initial Leased Premises located on floors 3 through 6, inclusive, of the Building (subject to Section 1.3(c) below).

            The term "Floor Group 2 Portion" as used in this Lease shall mean that portion of the Net Rentable Area of the Initial Leased Premises located on floors 7 through 10, inclusive, of the Building (subject to Section 1.3(c) below).

            The term "Floor Group 3 Portion" as used in this Lease shall mean that portion of the Net Rentable Area of the Initial Leased Premises located on floors 11 through 14, inclusive, of the Building (subject to Section 1.3(c) below).

            The term "Floor Group 4 Portion" as used in this Lease shall mean that portion of the Net Rentable Area of the Initial Leased Premises located on floors 1, 2, 15 and 16, inclusive, of the Building (subject to Section 1.3(c) below).

            The term "Major Portion" as used in this Lease shall mean either the Floor Group 1 Portion, the Floor Group 2 Portion, the Floor Group 3 Portion, or the Floor Group 4 Portion, as the context requires; and the term "Major Portion of the Initial Leased Premises" as used in this Lease shall mean all of that portion of the Initial Leased Premises located entirely within a Major Portion of the Building.

            (c) Prior to the Rental Commencement Date (defined below) for each floor in the Initial Leased Premises, Landlord shall execute and deliver to Tenant a notice in the form of Exhibit E (the "Calculation Notice"), which shall contain Landlord's calculation (together with an exhibit or other backup supporting information reflecting the calculations made by the Landlord's architect for the Base Building) of the exact number of square feet of Net Rentable Area and Usable Area within each such floor as of such date. Tenant shall have the right to object to the applicable Calculation Notice by delivering written notice (including detailed objections to the calculations set forth therein) to Landlord within thirty (30) days after Landlord delivers such Calculation Notice to Tenant, failing which Tenant shall be deemed to have agreed that the information contained in such Calculation Notice is correct and Tenant shall be required to execute and deliver such Calculation Notice to Landlord within five (5) Business Days after the expiration of such thirty (30) day period. If Tenant objects to a Calculation Notice within said thirty (30) day period, Landlord and Tenant shall work together to resolve their differences, failing which the dispute shall be submitted to arbitration under
Article X. After such differences have been resolved between Landlord and Tenant or by arbitration, Landlord and Tenant shall execute the Calculation Notice, or to the extent necessary, a corrected version thereof. Upon the execution of a Calculation Notice by Landlord and Tenant for all floors of the Initial Leased Premises, the Net Rentable Area of all floors included in the Initial Leased Premises as shown on the executed Calculation Notices shall replace the Net Rentable Area of the Initial Leased Premises as set forth in Section 1.1(a) hereof and shall be deemed to be the Net Rentable Area of the Initial Leased Premises as of such date for all purposes under this Lease; provided, however, the Net Rentable Area of the Initial Leased Premises shall not exceed 380,000 square feet or be less than 300,000 square feet, unless the Building Plans and Specifications approved or deemed approved by Tenant pursuant to the provisions of Section 1.3 hereof provide otherwise, in which event the Building Plans and Specifications so approved or deemed approved by Landlord and Tenant shall control (subject, in all events, to minor variations from the Building Plans and Specifications approved or deemed approved by Tenant to the extent required in this Lease resulting from actual construction and completion of the Initial Leased Premises for occupancy so long as such work is performed in accordance with the terms of this Lease). All payments of Rent (defined in Section 11.4 hereof) shall be made as and when required in this Lease, notwithstanding any unresolved objections to any Calculation Notice. All payments of Base Rental (defined in Section 2.2 hereof), Tenant's Forecast Additional Rental (defined in
Section 2.3(b) hereof) and Tenant's Additional Rental Adjustment (defined in
Section 2.3(d) hereof) shall be based upon the Calculation Notice as prepared by Landlord and submitted to Tenant until such Calculation Notice (or a corrected version thereof) has been executed by Landlord and Tenant, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment(s) of Base Rental coming due by the amount of such underpayment or overpayment, as applicable (and, except as provided in Section 2.3(e) herein, no interest or penalty shall be applied thereto).

            1.2 Term.

            (a) Subject to and upon the terms and conditions set forth herein, or in any exhibit hereto, the term of this Lease as to each floor comprising the Initial Leased Premises shall commence on the Rental Commencement Date for said floor, and the term of this Lease shall expire as to the entire Leased Premises ten (10) years after the Commencement Date (defined in Section 1.2(b)) at 11:59 p.m. (the "Initial Term"). The Initial Term may be renewed and extended pursuant to Section 9.1 (the Initial Term and, to the extent renewed and extended, any such Renewal Terms [defined in Section 9.1] are hereinafter collectively called the "Term").

            (b) As used in this Lease, the term "Commencement Date" shall mean the first (1st) day of the first (1st) full calendar month following the date that the last Rental Commencement Date for all Major Portions of the Initial Leased Premises has occurred; provided, however, if the Rental Commencement Date for any Major Portion of the Initial Leased Premises has not occurred prior to the last day of the twelfth (12th) full calendar month after the first Rental Commencement Date for a Major Portion of the Initial Leased Premises, the Commencement Date shall mean the first day of the first (1st) full calendar month following the expiration of such twelve (12) calendar month period.

            As used in this Lease, the term "Rental Commencement Date" for any Major Portion of the Initial Leased Premises shall mean, subject to the provisions of Sections 1.2(c), 1.2(d) and 2.5(c) hereof, the later to occur of
(i) the Base Building Completion Date (defined below) for such Major Portion, or
(ii) the earlier to occur of (x) the date that is five (5) Business Days following the Tenant Improvements Completion Date (defined in Section 11.4 hereof) for such Major Portion, or (y) the completion by Tenant of the installation of substantially all furniture and equipment in such Major Portion in the Initial Leased Premises not included in the construction of the Tenant Improvements (defined in Section 11.4) and of substantially all other moving and initial occupancy activities of Tenant (but not necessarily the commencement of business by Tenant); provided, however, the Rental Commencement Date as to any Major Portion of the Initial Leased Premises shall be accelerated by any actual delays in achieving the Rental Commencement Date as to such Major Portion of the Initial Leased Premises caused by Tenant Delays (defined in Section 11.4 hereof) and Tenant Improvement Delays (defined in Section 11.4 hereof); and provided further, however, in no event (except as provided in Section 1.2(c) below) shall the Rental Commencement Date occur for any Major Portion prior to November 1, 1999. Notwithstanding the foregoing, if the Rental Commencement Date is determined under subsection (b)(ii)(x) above, during the five (5) Business Day period following the Tenant Improvements Completion Date and prior to the Rental Commencement Date, Tenant shall pay Tenant's Additional Rental (defined in
Section 2.3 hereof) with respect to the applicable Major Portion.

            As used in this Lease, the "Base Building Completion Date" with respect to any Major Portion of the Initial Leased Premises shall mean the first date on which all of the following have occurred with respect to such Major Portion of the Initial Leased Premises:

                  (i) the exterior curtain wall and window glass shall be substantially complete (except for hoistways) to the extent necessary for such Major Portion of the Initial Leased Premises to be water-tight;

                  (ii) the services described in Section 3.1 are ready and capable of being furnished to such Major Portion of the Initial Leased Premises;

                  (iii) the toilet rooms on all floors of such Major Portion of the Initial Leased Premises shall be substantially completed (defined in Section 11.4 hereof) and operational;

                  (iv) All passenger elevator cabs to such Major Portion will be operational and finished to Building Standard (defined in Exhibit C-1) condition, except up to two (2) passenger elevator cabs in such Major Portion will be operational but unfinished. The operational but unfinished passenger cab(s) and the freight cab (if operational) in each Major Portion shall be for the exclusive use by Landlord and its contractors. Tenant acknowledges that the unfinished elevator cab(s) serving such Major Portion of the Initial Leased Premises will not be operational for a period of time following the completion of the Tenant Improvements (defined in Section 11.4 hereof) to permit Landlord to finish such elevator cabs to Building Standard condition. Notwithstanding the foregoing, Tenant and its contractors may utilize the freight elevator (if operational), provided (i) Tenant schedules in advance such use with Landlord, (ii) such use does not unreasonably interfere with Landlord's and its contractors' use of such freight elevator or their construction activities in the Building, and (iii) such use shall in all events comply with the terms of this Lease relating to the use of the freight elevator by Tenant;

                  (v) the Building Garage and the Adjacent Garage, sufficient for Tenant's parking requirements for such Major Portion of the Initial Leased Premises in accordance with Section 3.4, and access thereto from the Building and public streets shall be substantially completed;

                  (vi) the floors, ceilings and walls in the public entrances to the Building and the ground floor Building lobby serving the Initial Leased Premises shall be completed to the extent necessary to provide Tenant and its employees and visitors safe (and no hard hats shall need to be worn by Tenant or any of its employees and visitors), reasonably presentable (Landlord being permitted to erect dry wall to partition unfinished areas from the sight of Tenant and its employees and visitors and to paint such partitions so as to make such areas reasonably presentable as herein required) and unimpeded access to and from such Major Portion of the Initial Leased Premises;

                  (vii) the areas located within the Project Plaza intended to provide access to and from the Building shall be substantially completed, however, landscaping and any non-access related improvements to be located within the Project Plaza need not be installed or substantially complete;

                  (viii) except as specifically provided to the contrary in this
      Section 1.2(b), the Base Building Improvements (excluding item 25 listed on Exhibit C-1) actually located, or pursuant to Exhibit C-1, intended to be located, in such Major Portion of the Initial Leased Premises have been substantially completed;

                  (ix) a certificate of occupancy or other governmental authorization shall have been issued for the shell of the Building to the extent necessary to not preclude Tenant from obtaining a certificate of occupancy or other permit required for Tenant's use of such Major Portion of the Initial Leased Premises for the purposes set forth in Section 1.4 hereof upon completion of its Tenant Improvements; and

                  (x) Landlord's architect for the Base Building (defined in
      Section 11.4 hereof) certifies that (i) through (ix) above have occurred pursuant to the form of Architect's Certificate attached hereto as Exhibit Q.

            (c) Notwithstanding anything to the contrary contained in this
Section 1.2, Tenant may, at its sole option, elect to occupy for business purposes any floor in a Major Portion of the Initial Leased Premises prior to the Rental Commencement Date for such Major Portion of the Initial Leased Premises unless said occupancy, as determined by Landlord in its reasonable discretion, would (i) cause undue interference or delay in Landlord's completing the remainder of the Building or Leased Premises, or (ii) be unlawful or unsafe in light of the status of the construction of the Building. The occupancy for business purposes of any portion of a floor shall be deemed to be occupancy of the entire floor. As to the floor occupied by Tenant for business purposes, the Rental Commencement Date shall be deemed to have occurred, the term of the Lease shall be deemed to have commenced as to such floor, and the terms of this Lease shall be applicable thereto as of the date of such occupancy, but in no event shall the Rental Commencement Date be deemed to have occurred or the Initial Term be deemed to have commenced as to the remainder of such Major Portion of the Initial Leased Premises as a result thereof.

            (d) As used herein, "Scheduled Completion Date" shall mean for each Major Portion of the Initial Leased Premises the following date for such indicated Major Portion:

              Major Portion             Scheduled Completion Date
              -------------             -------------------------

              Floor Group 1 Portion     November 6, 1999
              Floor Group 2 Portion     November 20, 1999
              Floor Group 3 Portion     December 6, 1999
              Floor Group 4 Portion     December 20, 1999


; provided, however, for all purposes of this Lease, the Scheduled Completion Date for each Major Portion shall be extended by one (1) day for each day of Tenant Delays, Tenant Improvement Delays and Force Majeure Delays.

As used herein, "Outside Date" for each Major Portion of the Initial Leased Premises shall mean the following date for such indicated Major Portion:

              Major Portion             Outside Date
              -------------             ------------

              Floor Group 1 Portion     February 4, 2000
              Floor Group 2 Portion     February 20, 2000
              Floor Group 3 Portion     March 6, 2000
              Floor Group 4 Portion     March 20, 2000

; provided, however, for all purposes of this Lease, the Outside Date for each Major Portion shall be extended by one (1) day for each day of Tenant Delays, Tenant Improvement Delays and Force Majeure Delays.

            As used herein, "Major Portion Anniversary Date" for each Major Portion of the Initial Leased Premises shall mean the following dates for such indicated Major Portion:

              Major Portion                Major Portion Anniversary Date
              -------------                ------------------------------

              Floor Group 1 Portion        November 6, 2000
              Floor Group 2 Portion        November 20, 2000
              Floor Group 3 Portion        December 6, 2000
              Floor Group 4 Portion        December 20, 2000

; provided, however, the Major Portion Anniversary Date shall be extended by one
(1) day for each day of Tenant Delays, Tenant Improvement Delays and Force Majeure Delays.

            Landlord shall have no liability to Tenant for delays in constructing, or for failure to construct, the Project, the Adjacent Garage, the Base Building Improvements or the Tenant Improvements except as provided below in this subsection (d). Tenant's sole and exclusive remedies for any such delays or failures are as follows (Tenant hereby waiving all other remedies at law and in equity):

                  (i) If the Rental Commencement Date for any floor of the Initial Leased Premises does not occur on or before the Outside Date for the Major Portion of which such floor is a part, the Pro Rata Floor Carry Costs (defined below) incurred by Landlord after the Scheduled Completion Date for such floor shall not be included in Project Costs for purposes of this Lease;

                  (ii) If the Rental Commencement Date for any floor of the Initial Leased Premises does not occur on or before the Outside Date for Floor Group 4 Portion, Landlord shall be obligated to pay to Tenant a monthly amount with respect to each such floor (or a prorata portion thereof for any partial month) from the Outside Date for the Floor Group 4 Portion through the earlier to occur of (A) the Rental Commencement Date for such floor, or (B) the Major Portion Anniversary Date for the Major Portion of which such floor is a part, One and No/100 Dollars ($1.00) for each square foot of Net Rentable Area comprising such floor (collectively, the "Delay Payments"). Landlord shall make such Delay Payments to Tenant for each calendar month (or prorata portion thereof) on the fifteenth
      (15th) day of the following calendar month; and

                  (iii) If the Rental Commencement Date for any floor of the Initial Leased Premises does not occur on or before the Major Portion Anniversary Date for the Major Portion of which such floor is a part, Tenant shall have the right to terminate this Lease only as to such floor which fails such test by delivering notice to Landlord within ten (10) days after the Major Portion Anniversary Date for the Major Portion of which such floor is a part, and in such event this Lease shall automatically terminate as to such floor as of the date of Tenant's notice, such floor shall no longer be a part of the Initial Leased Premises or Leased Premises for purposes of this Lease, and Landlord shall have no liabilities to Tenant arising therefrom or hereunder; provided, however, (A) the aggregate costs of constructing and developing the Base Building for such floor shall not be included in Project Costs (which amount to be deducted from Project Costs shall equal the product of (x) total Project Costs excluding the entire Improvements Allowance, multiplied by (y) a fraction, the numerator of which is one and the denominator of which is the total number of floors in the Building); (B) such floor shall not be a part of the Initial Leased Premises (defined in Section 2.5) for purposes of the Improvements Allowance under Section 2.5; therefore, the aggregate Improvements Allowance available to Tenant shall be reduced accordingly (and any necessary adjustments between Landlord and Tenant shall be made accordingly); and (C) Landlord shall pay Tenant any Delay Payments (as defined in subsection (ii) above) in accordance with the provisions of subsection (ii) that have accrued as to such floor prior to the date of such termination in accordance with this subsection (iii), and upon such termination, no further Delay Payments shall accrue under subsection (ii) with respect to such floor. If Tenant shall have failed to exercise its rights to terminate this Lease as to any floor prior to the Major Portion Anniversary Date for such Major Portion of which such floor is a part, Tenant's right to terminate this Lease as to such floor as provided in this subsection (iii) shall automatically terminate and be of no further force and effect, and Tenant shall have waived forever such right to terminate this Lease as to such floor pursuant to this subsection
      (iii).

            As used herein, "Pro Rata Floor Carry Costs" for each floor of the Initial Leased Premises shall mean the product of (aa) the total interest which accrues on any outstanding loan or equity obtained by Landlord to fund Project Costs after the applicable Scheduled Completion Date for the Major Portion of which such floor is a part, multiplied by (bb) a fraction, the numerator of which is one (1) and the denominator of which is the total number of floors in the Building.

            Notwithstanding anything to the contrary contained in this Lease, for all purposes of this subsection (d), (A) if the Rental Commencement Date is determined for any portion of the Initial Leased Premises pursuant to subsection
(ii)(x) of the definition thereof, the Rental Commencement Date shall be deemed to have occurred without the expiration of the five (5) Business Days referred to therein, and (B) the Rental Commencement Date shall be determined on a floor-by-floor basis (and not on a Major Portion basis).

            Upon satisfaction of Landlord's obligations under this Section 1.2(d), and at Landlord's request, Tenant shall execute an amendment to this Lease evidencing that Landlord's obligations hereunder are fully satisfied.

            (e) After each Rental Commencement Date for each Major Portion of the Initial Leased Premises, Landlord shall submit to Tenant and Tenant shall execute and deliver to Landlord within twenty (20) days of Tenant's receipt thereof from Landlord, a declaration (in the form attached hereto as Exhibit F) (the "Commencement Declaration") to confirm the occurrence of the Rental Commencement Date(s) for such Major Portion of the Initial Leased Premises (or floors thereof). Tenant shall have fifteen (15) days to give written notice to Landlord objecting to a Commencement Declaration, failing which Tenant shall be deemed to have agreed such Commencement Declaration is correct. If, however, Tenant objects to such Commencement Declaration within such fifteen (15) day period, Landlord and Tenant shall work together to resolve their differences, failing which such matter shall be submitted to arbitration pursuant to Article
X. After such differences have been resolved, Landlord and Tenant shall execute and deliver the original Commencement Declaration or, to the extent necessary, a corrected version thereof. All payments of Rent shall be made as and when required in this Lease, notwithstanding any unresolved objections to a Commencement Declaration. All such payments shall be based upon Landlord's determination of the applicable Rental Commencement Date set forth in the Commencement Declaration prepared by Landlord and submitted to Tenant until such objections have been finally resolved and such Commencement Declaration (or a corrected version thereof) has been executed by Landlord and Tenant, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment(s) of Rent coming due by the amount of such underpayment or overpayment, as applicable (and, except as provided in Section 2.3(e) herein, no interest or penalty shall be applied thereto).

            1.3 Base Building Design.

            (a) For purposes of this Section 1.3, the term "Design Parameters" shall mean:

                  (i) the general location and design of the Building, Building Garage, Loading Dock, Adjacent Garage, Project Plaza and Complex Common Areas as to aesthetics and functionality only, and the overall quality of the materials used in constructing the Building;

                  (ii) the selection of materials for the exterior skin of (A) the Building, (B) Loading Dock, (C) Adjacent Garage, (D) Project Plaza and
      (E) Complex Common Areas;

                  (iii) the size, configuration and floor-to-floor heights of the ground floor Building lobby and the floor plates comprising the Initial Leased Premises; provided, however, Tenant acknowledges that (A) the size of the floors shall range from approximately 20,542 to approximately 24,064 square feet of Net Rentable Area, and (B) the total square feet comprising the Initial Leased Premises shall be subject to the provisions of Sections 1.1(c) and 1.3(c);

                  (iv) the design of any exterior signage identifying the Building;

                  (v) changes to the specific design parameters contained in Exhibit C-1 or Exhibit C-2 hereto;

                  (vi) the location and design of the enclosed air conditioned skybridge from the Building to the Adjacent Parking Garage; and

                  (vii) the design, configuration and operating characteristics of the elevators of the Building and the Adjacent Parking Garage.

            Notwithstanding the foregoing, the foregoing Design Parameters and all of Tenant's approval rights under this Section 1.3 shall be subject to the following conditions:

                  (1) Tenant's approval shall not be required for (a) structural elements of the design of the Building (except for Tenant's specific floor load bearing requirements within the Initial Leased Premises), Loading Dock, Building Garage, Adjacent Garage, Project Plaza and Complex Common Areas, and (b) changes required to conform with Legal Requirements; and

                  (2) Tenant recognizes that the plans for the Loading Dock, Adjacent Garage and Complex Common Areas are subject to the approval of other owners of portions of the Complex pursuant to the REA; therefore, to the extent Tenant's approval is required under Section 1.3, Tenant agrees to reasonably cooperate in approving design elements relating to those improvements so long as the cost of completing such improvements is not materially increased by any such change required by such owners.

            (b) Landlord and Tenant have jointly selected HaldemanPowell + Partners to design the Project.

            (c) The Building is currently being designed to contain approximately 378,000 square feet of Net Rentable Area. Tenant may elect, however, at any time prior to August 1, 1998 (the "Reduction Date"), to reduce, on a full floor basis only, the Net Rentable Area to be contained within the Initial Leased Premises (and consequently the Building) to no less than 300,000 square feet by providing Landlord with written notice (the "Reduction Notice") of Tenant's election to so reduce the size of the Initial Leased Premises on or before the Reduction Date, which Reduction Notice shall specify the reduced number of square feet of Net Rentable Area Tenant desires to be contained within the Initial Leased Premises. Tenant shall be obligated to pay, and to reimburse Landlord for, any out-of-pocket costs reasonably incurred by Landlord to third parties to accommodate Tenant's reduction request (including, without limitation, architectural and engineering costs and costs of materials), and such costs shall not be included within the term "Project Costs" for the purposes of this Lease. Notwithstanding anything to the contrary contained herein, the Building will not be designed or developed to contain more than 380,000 square feet of Net Rentable Area unless Tenant provides a Reduction Notice, in which event the Building will not be designed or developed to contain more than the number of square feet of Net Rentable Area specified by Tenant in its Reduction Notice, unless the Building Plans and Specifications approved or deemed approved by Tenant pursuant to the provisions of this Section 1.3 provide otherwise, in which event the Building Plans and Specifications so approved or deemed approved by Landlord and Tenant shall control (subject, in all events, to minor variations to the Building Plans and Specifications approved or deemed approved by Tenant to the extent required in this Lease resulting from actual construction and completion of the Initial Leased Premises for occupancy so long as such work is performed in accordance with the terms of this Agreement).

            Additionally, in the event Tenant elects to reduce the Net Rentable Area to be contained within the Initial Leased Premises pursuant to this subsection (c), the Major Portions shall be adjusted as follows:

                  (i) In the event Tenant elects to reduce only one (1) full floor from the Initial Leased Premises, then (a) the Floor Group 1 Portion shall be deemed to include floors 3 through 6, inclusive, of the Building,
      (b) the Floor Group 2 Portion shall be deemed to include floors 7 through 10, inclusive, of the Building, (c) the Floor Group 3 Portion shall be deemed to include floors 11 through 13, inclusive, of the Building, and
      (d) the Floor Group 4 Portion shall be deemed to include floors 1, 2, 14 and 15 of the Building;

                  (ii) In the event Tenant elects to reduce only two (2) full floors from the Initial Leased Premises, then (a) the Floor Group 1 Portion shall be deemed to include floors 3 through 6, inclusive, of the Building, (b) the Floor Group 2 Portion shall be deemed to include floors 7 through 9, inclusive, of the Building, (c) the Floor Group 3 Portion shall be deemed to include floors 10 through 12, inclusive, of the Building, and (d) the Floor Group 4 Portion shall be deemed to include floors 1, 2, 13 and 14 of the Building; and

                  (iii) In the event Tenant elects to reduce three (3) full floors from the Initial Leased Premises, then (a) the Floor Group 1 Portion shall be deemed to include floors 3 through 5, inclusive, of the Building, (b) the Floor Group 2 Portion shall be deemed to include floors 6 through 8, inclusive, of the Building, (c) the Floor Group 3 Portion shall be deemed to include floors 9 through 11, inclusive, of the Building, and (d) the Floor Group 4 Portion shall be deemed to include floors 1, 2, 12 and 13 of the Building.

            (d) Landlord and Tenant have approved the preliminary Building Plans and Specifications which are attached to this Lease as Exhibit S ("Preliminary Plans and Specifications"). Tenant's approval shall also be required (which approval (i) shall not be unreasonably withheld, and (ii) may not be withheld to the extent the Final Bid Specifications are consistent with the Preliminary Plans and Specifications), as to the final Building Plans and Specifications delivered to the General Contractor for bid ("Final Bid Specifications"). Tenant's approval shall be deemed given unless Tenant objects to such Final Bid

Specifications in writing delivered to Landlord within five (5) Business Days of receipt thereof. Any requests by Tenant to change the Preliminary Plans and Specifications prior to the submission of the Final Bid Specifications to the General Contractor shall be subject to Landlord's reasonable approval. If Tenant requests any changes to the Preliminary Plans and Specifications prior to the submission of the Final Bid Specifications to the General Contractor and any such change would result in a delay of the Building Construction Schedule or Tenant Construction Schedule, Landlord shall not be required to make such change unless (x) Tenant agrees in writing that the entire delay in the Building Construction Schedule or Tenant Construction Schedule resulting from such requested change will constitute a Tenant Delay (as to the Building Construction Schedule) and a Tenant Improvement Delay (as to the Tenant Improvement Schedule) for all purposes of this Lease, (y) the total of (i) the aggregate of the number of days of Tenant Delays and Tenant Improvement Delays Tenant has previously agreed to in writing under this sentence, subsection (e) below, and the last sentence of Section 5.1(a), plus (ii) the General Contractor's or Tenant Contractor's (as applicable) estimate of the number of days of the subject delay, is less than ninety (90) days, and (z) Landlord otherwise approves such change as provided above. At such time as Landlord receives bids from the General Contractor, Landlord will work with Tenant in selecting from the various pricing alternates contained in the Final Bid Specifications; however, all selections must be made within ten (10) days of receipt of the bids. Landlord shall enter into a guaranteed maximum price contract with the General Contractor and the guaranteed maximum price shall be the price bid by General Contractor and all subcontractors (taking into account the pricing alternates selected).

            (e) After Tenant's approval or deemed approval of the Final Bid Specifications as aforesaid, Tenant's approval, which approval shall not be unreasonably withheld, shall be required for any material changes to, material deviations from, or material additions to, the approved Final Bid Specifications as to the Design Parameters only; provided, however, Tenant may, in its sole discretion, withhold its approval of any such material change, material deviation or material addition which affects the aesthetics of the Building, unless the Building Construction Schedule or Tenant Construction Schedule is adversely affected thereby. Notwithstanding the foregoing, if (x) Tenant agrees in writing that the entire delay in the Building Construction Schedule or Tenant Construction Schedule resulting from such failure to approve such material change, material deviation or material addition in its sole discretion will constitute a Tenant Delay (as to the Building Construction Schedule) and a Tenant Improvement Delay (as to the Tenant Construction Schedule) for all purposes of this Lease, and (y) the total of (i) the aggregate of the number of days of Tenant Delays and Tenant Improvement Delays Tenant has previously agreed to in writing under this sentence, subsection (d) above, and the last sentence of Section 5.1(a), plus (ii) the General Contractor's or Tenant Contractor's (as applicable) estimate of the number of days of the subject delay, is less than ninety (90) days, then Tenant may withhold its approval in its sole discretion as to such material change, material deviation or material addition as to such Design Parameter. As used in this Lease, the phrases "material change," "material deviation" and "material addition" shall include any change to, deviation from, or addition to the Design Parameters which individually causes the costs of constructing the Base Building to be increased or decreased by more than $100,000, or which, when aggregated with all previous material changes to, material deviations from, and/or material additions to the Design Parameters not previously approved by Tenant, causes the costs of constructing the Building to be increased or decreased by more than $750,000. It is Landlord's and Tenant's intent for Tenant to have approval over material changes, material deviations, and material additions to the Base Building after the Final Bid Specifications have been approved pursuant to subsection (d) above (x) which affect Project Costs to the extent provided in the immediately preceding sentence, and (y) to the overall quality of materials used in constructing the Building (as this clause (y) is a Design Parameter). Tenant's consent to any material change, material deviation or material addition over which Tenant has approval shall be deemed given unless Tenant objects to such change in writing delivered to Landlord within five (5) days after receipt of the proposed revisions.

            (f) With respect to Section 1.3(d) and (e) above, Tenant agrees to notify Landlord in writing as soon as reasonably possible of Tenant's objections to any matter over which Tenant has approval. Further, Tenant agrees to cooperate with Landlord and Landlord agrees to cooperate with Tenant to the end that the Final Bid Specifications and any Design Parameter (as applicable) may be mutually approved by the parties at the earliest date practicable.

            (g) Landlord agrees to deliver to Tenant copies of all fully executed change orders with respect to the Base Building. Additionally, Tenant shall be permitted to attend all monthly project construction meetings.

            1.4 Use.

            (a) The Leased Premises are to be used and occupied by Tenant (and its permitted assignees and subtenants) only for general business office purposes and for such other lawful purposes as are consistent with uses of office space in Comparable Buildings, and for no other purpose whatsoever. Without limiting the foregoing, subject to Legal Requirements (defined in Section 11.4 hereof) and subject to the provisions of Section 5.2 hereof governing the installation of improvements necessary for the following uses, Tenant may maintain (for use only by Tenant and its employees and invitees [but in no event shall any such facility be open for use by the general public or on a membership basis]) in the Leased Premises to the extent only incidental to Tenant's business in the Leased Premises: (a) accounting facilities, (b) libraries, (c) coffee bars, (d) support staff facilities (including without limitation, word processing and copy facilities), (e) lunchrooms (including vending machines and microwave ovens for use by Tenant and its employees and invitees, subject, however, to Landlord's approval of the location, layout, design, condition, visibility and venting thereof), (f) storage space incidental to general business office purposes (but not as a principal use for such space),
(g) audio visual, closed circuit television, radio, electronic communication, and computer facilities, and (h) executive and other dining areas (including kitchen and support therefor) solely for Tenant's employees (except for occasional use by Tenant's business guests but not as the primary purpose) subject, however, to Legal Requirements and to Landlord's approval, which approval shall not be unreasonably withheld, as to the location, design, visibility and venting thereof).

            (b) In all events, the Leased Premises shall not be used for any purpose which would (i) adversely affect the exterior appearance of the Building or Project, (ii) cause the then existing structural load bearing capacity to be exceeded, (iii) violate any Legal Requirements, (iv) create unreasonable noise,
(v) create unreasonable elevator loads, (vi) adversely affect ventilation in other areas of the Building or Project (including without limitation, the creation of offensive odors), (vii) except for general office use and the Special Public Uses (defined below), be visible from the exterior of, or public areas of, the Building or the Complex, (viii) otherwise unreasonably interfere with Complex operations or other tenants of the Complex, or (ix) adversely affect the Base Building Systems (defined in Section 11.4) or the structural integrity of the Building or Complex.

            (c) Without limiting the foregoing, Tenant agrees that Tenant will not use any part of the Leased Premises for any of the following uses (except to the extent specifically permitted in Section 1.5 and subject in all events to the restrictions in Section 1.5): health care services provided directly to patients or other members of the general public, telephone or telegraph agency, radio, television or other public communication station (except as provided in Section 3.6 hereof), employment agency, public restaurant or bar, retail, wholesale or discount shop for sale of merchandise, retail service shop, school or classroom (except as incidental to office uses but not as the principal use thereof), or governmental or quasi-governmental bureau, department or agency.

            1.5 Special Uses.

            (a) Notwithstanding anything in Section 1.4(a) or (c) above to the contrary, Tenant may, subject to the provisions of this Section 1.5, use the portions of the Leased Premises identified below to provide the facilities described below ("Special Private Uses") solely to Tenant and its employees, but in no event shall any of such facilities be open for use by members of the general public or on a membership basis:

                  (i) Up to 5,000 square feet of Net Rentable Area in the Leased Premises may be used by Tenant for conference and/or meeting facilities (and Tenant and its employees shall be permitted to invite business guests to meetings held in such facilities for the purposes of conducting Tenant's business but Tenant shall not be permitted to charge for the use of such facilities); and

                  (ii) Up to 3,000 square feet of Net Rentable Area in the Leased Premises may be used by Tenant for exercise facilities.

            (b) Notwithstanding anything in Section 1.4(a) or (c) above to the contrary, Tenant may, subject to the provisions of this Section 1.5, use the portions of the Leased Premises identified below to provide the facilities described below ("Special Public Uses") to Tenant and its employees, and any time such facilities are open for use by Tenant, such facilities shall be open to members of the general public:

                  (i) Up to 25 square feet of Net Rentable Area in the Leased Premises may be used by Tenant for the use and operation of an automated teller machine;

                  (ii) Up to 3,000 square feet of Net Rentable Area in the Leased Premises may be used by Tenant for the operation of branch banking facilities;

                  (iii) Up to 2,000 square feet of Net Rentable Area in the Leased Premises may be used by Tenant for the operation of a retail sundry shop; and

                  (iv) Up to 4,000 square feet of Net Rentable Area in the Leased Premises may be used by Tenant for the operation of a restaurant (provided, however, no beer, wine, liquor or other alcoholic beverages may be served therein or in connection therewith).

            (c) Notwithstanding anything set forth in this Section 1.5 to the contrary, Tenant may not use more than an aggregate of 17,025 square feet of Net Rentable Area in the Leased Premises for Special Private Uses and/or Special Public Uses (collectively, "Special Uses").

            (d) If Tenant desires to sublease all or any portion of the Leased Premises to a subtenant for any of the Special Uses, Tenant must comply with the provisions of Sections 1.5 and 8.1 as to each such sublease (except that in all events the approval of the operator may be withheld in Landlord's sole discretion as provided in subsection (e) below).

            (e) Tenant shall, at its sole cost and expense, ensure that any Special Uses engaged in by Tenant in the Leased Premises comply with all Legal Requirements. Additionally, (i) all Special Uses shall be subject to the provisions of Section 1.4(b) and the provisions of Section 5.2 hereof governing the installation of improvements necessary for any Special Uses, except that the plans and specifications for any such improvements shall be subject to Landlord's approval, which, except as provided to the contrary in Section 1.5(e) below, shall not be unreasonably withheld, (ii) Tenant shall not engage in any use (including, without limitation, any Special Use) in the Leased Premises which (A) would violate the terms of the REA (however, the uses which constitute the Special Uses are not specifically prohibited by the REA so long as they are operated and maintained in accordance with the REA), or (B) would require additional parking spaces in the Parking Facility pursuant to Legal Requirements or the terms of the REA and Tenant cannot satisfy such spaces with its Assigned Parking Permits and Unassigned Parking Permits, (iii) any parking required in connection with any Special Use shall be provided from the Assigned Parking Permits and the Unassigned Parking Permits (defined in Section 3.4) to which Tenant is entitled under Section 3.4 hereof, and (iv) any operator engaged by Tenant (or any permitted sublessee or assignee of Tenant) to perform or provide any of the Special Uses shall be subject to Landlord's prior written approval, which Landlord may withhold in its sole discretion. Without limiting the generality of the foregoing, Tenant recognizes that the Building is being operated and maintained by Landlord as a first-class office building, and Tenant agrees that each sublease entered into by Tenant shall contain the following provisions and Tenant agrees to exercise reasonable efforts to enforce such provisions at all times during the term of such subleases: at all times any Special Uses conducted at, through and/or from the Leased Premises, and, if applicable, the kind and quality of merchandise and/or services to be offered in the conduct thereof, will be first class in every respect, and, to the extent applicable with respect to any particular Special Use, the sales methods employed, as well as all elements of merchandising, display and advertising, will be in conformity with the standards of practice obtained among first class stores, shops and concerns dealing in the same or similar merchandise or conducting a similar business in other first-class office buildings located in the North Dallas Area (defined in Section 11.4 hereof). In no event may Tenant conduct any auction, fire, distress, going out of business, liquidation, bankruptcy or similar sales in any Special Use Area, the Leased Premises or the Building.

            (f) In the event Tenant desires to use all or any portion of the Leased Premises in the Building lobby for any Special Use, the exact location thereof shall be subject to Landlord's prior written approval (which Landlord may withhold in its reasonable discretion) and to the provision of the following sentence. Notwithstanding anything to the contrary contained herein, any Tenant exercise facility permitted hereunder shall not be located in the Building lobby or elsewhere on floor 1, (ii) any branch banking facilities or restaurant permitted hereunder shall be located only on floor 1 or floor 2, and (iii) any automated teller machine permitted hereunder shall be located only on floor 1 or floor 2.

            (g) Upon the expiration or earlier termination of this Lease, at Landlord's option, Tenant shall, at Tenant's sole cost and expense, remove any improvements (other than Non-Removable Improvements [defined in Section 5.2(d)]) installed in any portion of the Leased Premises in connection with any Special Uses and comply with the provisions of Section 5.2(d) with respect thereto.

            (h) In the event Tenant elects to engage in any Special Uses in any portion(s) of the Leased Premises, then with respect to such portion(s) (each a "Special Use Area") Tenant shall provide (or arrange for the provision of) the following services to such Special Use Areas (and Landlord shall not be obligated to provide the Building Standard Services in Section 3.1(a)(iv) or
(xii) to the Special Uses areas); provided, however, that Tenant may, upon thirty (30) days written notice to Landlord, request that Landlord perform all or part of the following services on Tenant's behalf, in which event, the costs incurred by Landlord in performing such services shall (i) so long as Tenant is leasing one hundred percent (100%) of the Net Rentable Area in the Building, be included in Operating Expenses, and (ii) during any time Tenant is not leasing one hundred percent (100%) of the Net Rentable Area in the Building, be separately invoiced to Tenant, and Tenant shall remit the same to Landlord within ten (10) days of receipt of Landlord's invoice:

                  (i) Cleaning and maintenance of each Special Use Area by Tenant, including, if applicable, the demising storefronts, in a manner reasonably satisfactory to Landlord. Landlord shall have the right to inspect each Special Use Area upon reasonable notice to Tenant and to reasonably require Tenant to provide additional cleaning, if necessary.

                  (ii) Regularly removing all trash and wet garbage from each Special Use Area to the pick up area designated by Landlord, at Tenant's cost, during the hours established by Landlord from time to time and subject to scheduling and other rules and regulations adopted by Landlord from time to time which are compatible with business operations of Landlord and the other tenants of the Complex. All trash and wet garbage must be covered and stored in such a manner so as to prevent the emanation of odors therefrom into the Leased Premises or the Building.

                  (iii) Maintaining the interior of each Special Use Area, including fixtures and equipment located therein, in good repair and in a neat, clean, safe, sanitary and otherwise first-class condition consistent with the standards of the Building.

                  (iv) Provide for the proper disposal (and not by disposal into the Project's sewer system) of materials and chemicals used by Tenant in connection with the permitted use of the Special Use Areas in accordance with this Section 1.5 and Section 4.5 below. Tenant will promptly remove any debris in the surrounding areas resulting from its operations.

                  (v) Taking all actions necessary to prevent odors in the Special Use Areas from escaping therefrom. Tenant's equipment contained therein must at all times be adequately ventilated and filtered and any odors therefrom must be exhausted and dispersed in a manner reasonably acceptable to Landlord.

                  (vi) Treating the Special Use Areas and their exterior perimeters as often as necessary to keep them free and clear of all pests, including rodents and insects. If Tenant fails to keep the Special Use Areas free and clear of pests, Landlord, upon the giving of five (5) days' prior notice, may cause the Special Use Areas to be treated for pest control.

                  (vii) Keeping the Special Use Areas in a clean and orderly state of repair and, if Landlord reasonably requests that Tenant clean the Special Use Areas or change any part of Tenant's general operation or appearance as it relates to cleanliness and orderliness, Tenant agrees to comply with such request within ten (10) days after receipt of such request.

                  (viii) Keeping any display windows, including window or shadow boxes, if applicable, in the Special Use Areas dressed and illuminated, and permitted signs and exterior lights well lighted during Building Operating Hours, all of which display windows, signs and exterior lights shall be subject to Landlord's prior written approval.

            (i) In the event Tenant shall fail to provide any of the services described in Section 1.5(h) within twenty (20) days of Landlord's written request, Landlord shall have the right to provide such services, at Landlord's option, and Tenant shall pay to Landlord upon demand Landlord's cost thereof, plus a fee to Landlord for administrative cost recovery in accordance with Exhibit K.

            (j) NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, TENANT HEREBY AGREES TO PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD, LANDLORD'S AFFILIATES AND PARTNERS, AND THE PARTNERS, SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS OF LANDLORD, ITS AFFILIATES AND PARTNERS (ANY AND ALL OF THE FOREGOING SOMETIMES REFERRED TO AS AN "INDEMNIFIED PARTY"), FROM AND AGAINST ANY AND ALL CLAIMS OF THIRD PARTIES AND ALL COSTS, EXPENSES AND LIABILITIES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS OF
SUIT) INCURRED IN CONNECTION WITH ANY SPECIAL USE (EVEN TO THE EXTENT CAUSED BY AN INDEMNIFIED PARTY'S NEGLIGENCE), EXCEPT TO THE EXTENT THAT SUCH CLAIMS ARISE BY REASON OF THE WILLFUL MISCONDUCT (WHICH SHALL INCLUDE ANY INTENTIONAL FAILURE

OF LANDLORD TO COMPLY WITH ITS OBLIGATIONS UNDER THIS LEASE), FRAUD, BAD FAITH OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY. IN THE EVENT THAT A CLAIM IS PARTLY THE RESULT OF THE WILLFUL MISCONDUCT, FRAUD, BAD FAITH, OR GROSS NEGLIGENCE BY AN INDEMNIFIED PARTY DESCRIBED IN THE PRECEDING SENTENCE, AND ALSO PARTLY THE RESULT OF THE ACT OR OMISSION OF TENANT AND/OR A THIRD PARTY, THE FOREGOING EXCEPTION SHALL APPLY ONLY TO THAT PORTION OF THE LOSS OR DAMAGE ATTRIBUTABLE TO SUCH WILLFUL MISCONDUCT, FRAUD, BAD FAITH, OR GROSS NEGLIGENCE BY AN INDEMNIFIED PARTY. AS TO ANY MATTER TO WHICH AN INDEMNIFIED PARTY IS INDEMNIFIED BY TENANT, TENANT ALSO RELEASES EACH INDEMNIFIED PARTY FROM ANY CAUSE OF ACTION OR CLAIM. BY TENANT AGAINST SUCH INDEMNIFIED PARTY WITH RESPECT THERETO.

            Promptly after receipt by an indemnified party of notice of any claim or commencement of any action as to which such indemnified party may seek indemnification, such indemnified party shall notify Tenant in writing of such claim or of the commencement of such action. If any such action shall be brought against any indemnified party, and such indemnified party shall notify Tenant of the commencement thereof, Tenant shall assume the defense thereof at its expense. If Tenant admits in writing that its indemnity covers such claim or action, then Tenant may direct such defense and the indemnified party may participate in any action at its own expense. If Tenant fails to assume or diligently direct the defense of such claim or action and such failure continues for twenty (20) days after written notice from the indemnified party to Tenant, then the indemnified party's participation shall be at Tenant's expense. Tenant shall be entitled to settle such claim or action without the consent of the indemnified party, if such is done at no cost or expense of the indemnified party and the indemnified party shall be fully released by all parties (including Tenant) as part of such settlement and the indemnified party has no further liability on account of such claim or action. The indemnified party shall be entitled to settle such claim or action at Tenant's cost and expense without the consent of Tenant if Tenant fails to perform its obligations under this Section 1.5(j). In all other cases, the consent of the other party shall be required with respect to any settlement by either the indemnified party or Tenant. The provisions of this Section 1.5(j) shall survive the expiration or termination of this Lease for any reason for a claim which is made or a cost, expense or liability which is incurred prior to four (4) years following such termination or expiration.

            1.6 Survival. Any claim, cause of action, liability or obligation arising during the Term in favor of a party hereto against or obligating the other party hereto shall (to the extent not theretofore fully performed) survive the expiration or any earlier termination of this Lease.

                                   ARTICLE II

                RENTAL, OPERATING EXPENSES AND TENANT INDUCEMENTS

            2.1 Rental Payments.

            (a) Tenant hereby agrees to pay throughout the Term Rent, including without limitation Base Rental, Tenant's Additional Rental (defined in Section 2.3(c) hereof), Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment as required by and in accordance with the provisions of this

Lease. Subject to the provisions of Section 2.1(b) hereof, Base Rental and Tenant's Forecast Additional Rental shall be due and payable in equal monthly installments on the first day of each calendar month during the Term, and Tenant hereby agrees to so pay such sums to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time) monthly, in advance. Tenant's Additional Rental Adjustment shall be due and payable in accordance with Section 2.3 hereof.

            (b) If the Term commences for any portion of the Leased Premises on a day other than the first day of a calendar month, or if the Term expires on other than the last day of a calendar month, then all installments of Rent that are payable on a monthly basis shall be prorated for the month in which the Term commences or terminates, as the case may be, and the installment or installments so prorated for the month in which the Term commences or terminates, as the case may be shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the monthly installment for the affected portion of the Leased Premises by a fraction, the numerator of which shall be the number of days such Rent accrues during said commencement or expiration month, as the case may be, and the denominator of which shall be the actual number of days in the month. If the Term commences for any portion of the Leased Premises, or if the Term expires, on other than the first day of a calendar year, then all Rent payable on an annual basis shall be prorated for such commencement or expiration year, as the case may be, by multiplying such Rent by a fraction, the numerator of which shall be the number of days of the Term during the commencement or expiration year, as the case may be, and the denominator of which shall be the actual number of days in such year. Landlord and Tenant hereby agree that the provisions of this Section 2.1(b) shall survive the expiration or earlier termination of this Lease.

            (c) It is understood and agreed that Tenant shall commence the payment of Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment attributable to any floor of the Initial Leased Premises on the Rental Commencement Date for said floor in accordance with
Section 1.2 hereof, regardless of when the Commencement Date occurs.

            (d) Tenant agrees to pay all Rent as same shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without abatement (except as specifically provided in this Lease), demand, set-off (except as specifically provided in Section 2.1(e) hereof) or counterclaim. All Rent owed by Tenant to Landlord under this Lease, and all sums owed by Landlord to Tenant under this Lease, shall bear interest from the date that is five (5) days after the date due until payment is received at a per annum rate (the "Applicable Rate") equal to the lesser of (i) the "prime rate" announced by Chase Manhattan Bank, or its successor (the "Prime Rate"), from time to time (or if the Prime Rate is discontinued, the rate announced as that being charged to said bank's most credit-worthy commercial borrowers), plus two percent (2%), or (ii) the maximum contract interest rate per annum allowed by law; provided, however, if Tenant shall fail to pay Rent, or Landlord shall fail to pay any sum owed to Tenant hereunder, when due, and such failure shall occur more than two (2) times in any twelve (12) month period, upon the third (3rd) such failure all past due Rent or other sums, as the case may be, then owing shall bear interest at the Applicable Rate from the date due (as opposed to five (5) days after the due date) until payment is received. Any payments made by Landlord or Tenant to the other hereunder shall not be deemed a waiver by such party of any rights against the other party.

            (e) Tenant shall be entitled to offset against Base Rental and Tenant's Forecast Additional Rental next coming due any amounts that are owed or payable by Landlord to Tenant under or pursuant to Sections 1.2(d)(ii), 2.3(d), 2.3(e), 2.5, 3.1(c), and 7.1(e), together with interest on such amounts computed as set forth in subsection (d) above, to the extent such amounts are determined to be Landlord's liability either (i) pursuant to Section 10.1 hereof, or (ii) in any judgment entered by a court of competent jurisdiction to which execution has not been stayed through appeal, bond or otherwise, and Landlord fails to make any such payment within thirty (30) days after notice therefor has been given to Landlord and to any Notice Parties (defined in Section 3.1(c)); provided, however, with respect to the Improvements Allowance payable by Landlord under Section 2.5, Tenant shall not be required to comply with clause
(i) or (ii) in this subsection (e) with respect to Tenant's right to offset; instead, Tenant may offset against Rent any portion of the Improvements Allowance Landlord fails to disburse pursuant to Section 2.5 if such failure continues for thirty (30) days after Tenant furnishes Landlord and the Notice Parties with notice of such failure, but if it is determined by a judgment by a court of competent jurisdiction that any portion of the amounts offset by Tenant were not then owed to Tenant, Tenant shall be obligated to repay such amounts to Landlord with interest thereon at the Applicable Rate from the date of such offset until such amounts are repaid to Landlord. Notwithstanding the foregoing, with respect to any purchaser of the Building or the Project at a foreclosure sale or with respect to any financing source which has accepted a deed to the Building or the Project in lieu of foreclosure, Tenant shall have no offset rights with respect to Landlord's obligations accruing prior to the date of transfer of title to the Building or the Project other than Landlord's obligations to pay the Improvements Allowance and the Delay Payments to the extent so provided in Section 7.8(ii)(B).

            2.2 Base Rental.

            (a) Throughout the Term, Tenant hereby agrees to pay Base Rental in accordance with this Section 2.2. As used herein, "Base Rental" shall mean an annual amount equal to the product of (i) the Base Rental Rate (defined below) for the applicable Lease Year (defined in Section 11.4 hereof), multiplied by
(ii) the number of square feet of Net Rentable Area in the Leased Premises. As used herein, the "Base Rental Rate" shall mean an annual rate equal to the product of (1) the total Project Costs (defined below) on a per square foot of Net Rentable Area of the Leased Premises basis, multiplied by (2) the Applicable Factor (defined below).

            As used herein, the "Applicable Factor" shall mean (a) 9.15% with respect to each of Lease Years 1 through 5, and (b) 10.4% with respect to each of Lease Years 6 through 10.

            As used herein, "Project Costs" shall mean:

                  (x) all costs and expenses incurred by Landlord in connection with (1) the acquisition of the Project Land, (2) the design, development and construction of the Project (specifically, including without limitation, architectural and engineering fees, legal and other consultant fees [including, without limitation, any fees paid or reimbursements made to Tenant's Auditor (defined below)], construction costs, wages and salaries, costs of materials, travel and entertainment costs and general and administrative costs, but excluding the costs of designing, developing and constructing the Complex Common Areas, an allocation of the costs and expenses of which is included in Project Costs pursuant to clause (5) below), (3) the Improvements Allowance, (4) the acquisition of Landlord's undivided interest in the Garage Land, (5) the design, development and construction of the Adjacent Garage and the Complex Common Areas, as allocated to the Project pursuant to the REA (subject to Section 4.6 hereof); plus

                  (y) (i) a development fee to Landlord equal to three percent (3%) of the costs in clause (x) above and clause (z) below, plus (ii) an amount to Landlord to cover certain reimbursable expenses of Landlord (which amount and underlying expenses shall not be subject to audit or objection by Tenant or Tenant's Auditor) equal to one and one-quarter percent (1.25%) of the costs described in said clauses (x) and (z) (the amounts in subclause (i) and (ii) of this clause (y), collectively, the "Development Fee"); plus

                  (z) finance costs in connection with the costs and expenses described in clauses (x), (y) and this clause (z);

provided, however, that should the actual Project Costs incurred by Landlord exceed $170.00 per square foot of Net Rentable Area in the Initial Leased Premises, all such excess costs shall be paid by Tenant to Landlord in accordance with the procedure in Section 5.1(e) below. Attached hereto as Exhibit L is a line item budget for the Project Costs as of the Effective Date ("Line Item Budget"). The Line Item Budget reflects all the categories of costs and expenses which are included in Project Costs; however, the estimates of the amount of Project Costs in each line item is only an estimate and is not binding on Landlord or Tenant; provided, however, the line items for legal fees shall be capped at an aggregate of $350,000, sixty percent (60%) of which shall be applied to legal fees incurred by Landlord with respect to the Project and forty percent (40%) of which shall be applied to legal fees incurred by Tenant in connection with the Project. Notwithstanding anything in the Line Item Budget or elsewhere in this Lease to the contrary, the costs of acquiring the Project Land and the Landlord's interest in the Garage Land (exclusive of attorney fees, costs of title insurance, surveys and environmental reports and studies, and general due diligence costs) shall be deemed for all purposes to be $2,500,000.00.

            Tenant shall be permitted to engage an auditor ("Tenant's Auditor") who shall be permitted to attend monthly meetings devoted to determining the monthly draws payable to the General Contractor and/or the Tenant Contractor with respect to the initial construction of the Project and the Tenant Improvements. If Tenant's Auditor fails to provide Landlord with written objections (specifying in reasonable detail the basis of such objections) to the draws (or the items and costs related thereto) proposed at such meeting within five (5) days after such meeting, all such draws (and the items and costs related thereto) shall be deemed approved by Tenant. Tenant currently intends to use Vince Chapman of CCM Consulting as Tenant's Auditor, and Landlord hereby approves such auditor. In the event Tenant desires to appoint some other person or entity as Tenant's Auditor or to replace Tenant's Auditor, such appointment and/or replacement shall be subject to Landlord's approval, which shall not be unreasonably withheld. Any disputes which Landlord and Tenant cannot resolve shall be submitted to arbitration pursuant to Article X.

            From and after the expiration of the Initial Term through the expiration of the applicable Renewal Term (to the extent Tenant renews and extends this Lease pursuant to Section 9.1 hereof), Tenant shall pay Base Rental based on the Base Rental Rate determined in accordance with the provisions of
Section 9.1.

            (b) Prior to each Rental Commencement Date, Landlord shall provide Tenant with its best estimate of the total Project Costs, and Tenant shall make all payments of Rent hereunder based on such estimate, until a final Project Costs Declaration (defined below) has been executed and delivered by Landlord and Tenant. On the Commencement Date, or as soon thereafter as reasonably practical, Landlord shall submit to Tenant and Tenant shall execute and deliver to Landlord within thirty (30) days of Tenant's receipt thereof from Landlord, a declaration (in the form attached hereto as Exhibit M) (the "Project Costs Declaration") to confirm the exact amount of the total Project Costs incurred by Landlord and, as a result thereof, the Base Rental Rate for each Lease Year as determined pursuant to Section 2.2(a). Tenant shall have the right, on or prior to thirty (30) days after Tenant's receipt of the Project Cost Declaration from Landlord, to (i) have Tenant's Auditor audit Landlord's books relating to Project Costs, and (ii) give written notice to Landlord objecting to the Project Costs Declaration. If Tenant fails to complete such audit and furnish notice to Landlord of any dispute within such thirty (30) day period, Tenant shall be deemed to have agreed such Project Costs Declaration is correct. If, however, Tenant, within such thirty (30) day period, objects to items or costs contained in such Project Costs Declaration to which Tenant is permitted to object hereunder, Landlord and Tenant shall work together to resolve their differences within ten (10) days after Landlord has received the written notice from Tenant of the dispute, failing which such matter shall be submitted to arbitration pursuant to Article X. After such differences have been resolved, Landlord and Tenant shall execute and deliver the original Project Costs Declaration or, to the extent necessary, a corrected version thereof. All payments of Rent shall be made as and when required in this Lease, notwithstanding any unresolved objections to the Project Costs Declaration. All such payments shall be based upon Landlord's determination of the total Project Costs, as set forth in the Project Costs Declaration prepared by Landlord (or prior to the Commencement Date upon Landlord's estimate of Project Costs as provided by the first sentence of this paragraph) and submitted to Tenant until such objections have been finally resolved and such Project Costs Declaration (or a corrected version thereof) has been executed by Landlord and Tenant, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment(s) of Rent coming due by the amount of such underpayment or overpayment, as applicable (and, except as provided in Section 2.3(e) herein, no interest or penalty shall be applied thereto).

            Any audit performed by Tenant's Auditor pursuant to this subsection
(b) (i) shall be conducted at Landlord's offices, or at Landlord's election, at the Complex property management office, (ii) may not unreasonably interfere with the conduct of Landlord's business, and (iii) must be conducted in accordance with generally accepted accounting principles. Additionally, if Tenant's Auditor desires to make any requests of third parties, such requests must be directed solely to Landlord and Landlord shall make such requests on behalf of Tenant's Auditor. Tenant, on behalf of itself, its auditors, agents and employees, agrees to keep the nature and content of all documents reviewed in connection with such audit confidential and shall return all documents to Landlord (however, Tenant shall be permitted to retain any copies made by Tenant subject to Tenant's obligation to maintain confidentiality). Tenant and Tenant's Auditor will be required to execute a confidentiality statement in the form attached hereto as Exhibit O prior to the commencement of such audit and prior to Landlord making any books, records or other documents available to Tenant or Tenant's Auditor. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit, and Tenant agrees to provide Landlord with a certified copy of the results of such audit together with the notice of dispute (if any) provided above.

            2.3 Additional Rental.

            (a) For each calendar year during the Term, Landlord shall present to Tenant on or prior to December 15 of the preceding calendar year (or as soon as possible thereafter or for the calendar year in which the first Rental Commencement Date occurs for a portion of the Initial Leased Premises, prior to such first Rental Commencement Date) a statement of Tenant's Forecast Additional Rental (defined below) for the applicable year (or portion thereof). If Landlord fails to promptly present to Tenant such statement, Tenant shall continue to pay Tenant's Forecast Additional Rental based upon the most recent prior statement presented by Landlord to Tenant until such statement is presented. Additionally, Landlord shall furnish Tenant with a non-binding estimate of Tenant's Forecast Additional Rental on or before September 1 of the preceding calendar year (other than the calendar year in which the first Rental Commencement Date occurs).

            (b) As used herein, "Tenant's Forecast Additional Rental" shall mean for each calendar year Landlord's best good faith estimate of Tenant's Additional Rental (defined below) for the coming calendar year (or, in the calendar year in which the first Rental Commencement Date occurs for a Major Portion of the Initial Leased Premises, for such calendar year), which estimate may be adjusted by Landlord no more than one (1) time (on or prior to July 1) in any calendar year to which such estimate relates.

            (c) "Tenant's Additional Rental," as that term is used herein, shall be computed on a calendar year basis and shall be equal to Tenant's Percentage Share (defined below) of Operating Expenses (defined in Section 2.4 hereof) for such calendar year.

            "Tenant's Percentage Share" as used herein shall mean a fraction, the numerator of which is the total number of square feet of Net Rentable Area within the Leased Premises (with changes in the Net Rentable Area of the Leased Premises being effective as of the date of such change) and the denominator of which is the greater of (aa) ninety-five percent (95%) of the total square footage of all Net Rentable Area in the Building leased or held for lease during the applicable calendar year, or (bb) the weighted average of the total square footage of all Net Rentable Area in the Building actually leased during such calendar year (with changes in the Net Rentable Area of the Leased Premises and of the space in the Building leased or held for lease being effective as of the date of such change).

            (d) No later than one hundred fifty (150) days after the end of each calendar year during the Term, Landlord shall provide Tenant (i) a statement, prepared by a certified public accounting firm of recognized national standing or another firm reasonably acceptable to Tenant, detailing operating costs of the Project for each such calendar year in accordance with generally accepted accounting principles consistently applied, (ii) a statement (the "Operating Expense Statement") prepared by Landlord showing Operating Expenses for such calendar year and comparing Tenant's Forecast Additional Rental with Tenant's Additional Rental. The Operating Expense Statement shall be certified by Landlord's group controller or other senior Project officer knowledgeable of the facts certified to therein that, to the best of his or her knowledge, the Operating Expense Statement has been prepared in accordance with the definitions and provisions pertaining to Operating Expenses contained in this Lease. In the event that Tenant's Forecast Additional Rental exceeds Tenant's Additional Rental for said calendar year, Landlord shall pay Tenant (in the form of a credit against Rent next due or, upon the expiration or earlier termination of this Lease, in the form of Landlord's check within thirty (30) days after delivery to Tenant of the Operating Expense Statement) an amount equal to such excess (but only to the extent the excess was actually paid by Tenant). In the event that the Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said calendar year, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the Operating Expense Statement, an amount equal to such difference ("Tenant's Additional Rental Adjustment"). Furthermore, if such statement reflects that Tenant's Forecast Additional Rental is greater than or less than Tenant's Additional Rental by more than five percent (5%), then Landlord shall pay Tenant (in the event of an excess) or Tenant shall pay Landlord (in the event of a deficit) interest on all of such excess or deficit, as the case may be, calculated as follows: (i) one-twelfth (1/12th) of the excess or deficit shall be deemed to have been paid on the first day of each calendar month in the calendar year to which such excess or deficit relates, and
(ii) each such deemed payment shall bear interest at the Applicable Rate, from the date deemed paid until the excess is paid to Tenant or the deficit is paid to Landlord.

            (e) Tenant, at Tenant's sole cost and expense, shall have the right, to be exercised by notice given to Landlord within three (3) years after Tenant's receipt of the Operating Expense Statement for any calendar year, to audit and/or inspect that portion of Landlord's books and records pertaining to the Operating Expenses (including but not limited to any costs which have been allocated to the Project pursuant to the provisions of the REA, provided any such audit and/or inspection complies with the terms of the REA governing such audits) for the calendar year to which such Operating Expense Statement relates with either Tenant's internal accounting group or a certified public accounting firm of recognized national standing. Such audit and/or inspection (i) must commence within thirty (30) days after Tenant's notice to Landlord and must be concluded within a period equal to the sum of ninety (90) days for each calendar year which Tenant is auditing and/or inspecting (subject to the three (3) year limitation), (ii) shall be conducted at Landlord's property management office or at such other location where the records are stored, (iii) must be conducted in accordance with generally accepted accounting principles, and (iv) may not unreasonably interfere with the conduct of Landlord's business. Additionally, if Tenant or its auditor desire to make requests of third parties, such requests must be directed solely to Landlord and Landlord shall make such requests on behalf of Tenant or its auditor. Tenant, on behalf of itself, its auditors, agents and employees, agrees to keep the nature and content of all documents reviewed in connection with such audit and/or inspection confidential and shall return all documents to Landlord (however, Tenant shall be permitted to retain any copies made by Tenant subject to Tenant's obligation to maintain confidentiality). Tenant and its auditors and agents will be required to execute a confidentiality statement in the form attached hereto as Exhibit O prior to the commencement of such audit and/or inspection and prior to Landlord making any books, records or other documents available to Tenant, its auditors or agents. Only one (1) audit and/or inspection may be performed by or on behalf of Tenant with respect to any calendar year. Landlord agrees to cooperate in good faith with Tenant in the conduct of any such audit and/or inspection, and Tenant agrees to provide Landlord with a certified copy of the results of such audit and/or inspection within thirty (30) days after the completion thereof.

            If Tenant's audit and/or inspection proves that Landlord's calculation of Tenant's Additional Rental for the audited/inspected calendar year or years was overstated by more than four percent (4%), then Landlord shall pay, within thirty (30) days of receipt of such certified audit or inspection report, Tenant's reasonable and actual audit/inspection out-of-pocket fees and expenses applicable to the audit/inspection of said calendar year statements, which fees and expenses must be determined on an hours-spent, rather than a contingent-fee, basis (even to the extent such auditor was retained on a contingent fee basis). Upon completion of the audit and/or inspection, if the Tenant's Additional Rental is less than the Tenant's Additional Rental actually paid by Tenant for any audited calendar year, Landlord shall pay Tenant (in the form of a credit against Rent next due or, upon the expiration or earlier termination of this Lease, in the form Landlord's check within thirty (30) days after Tenant delivers to Landlord a certified copy of the results of such audit and/or inspection) an amount equal to such difference plus interest as hereinafter provided. If the Tenant's Additional Rental exceeds the Tenant's Additional Rental actually paid by Tenant for any audited calendar year, Tenant hereby agrees to pay Landlord within thirty (30) days of the completion of the audit/inspection an amount equal to such excess plus interest as hereinafter provided. Interest on all of such excess or deficit, as the case may be, shall be calculated as follows: (i) one-twelfth (1/12th) of the excess or deficit shall be deemed to have been paid on the first day of each calendar month in the calendar year to which such excess or deficit relates, and (ii) each such deemed payment shall bear interest at the Applicable Rate, from the date deemed paid until the excess is paid to Tenant or the deficit is paid to Landlord.

            2.4 Operating Expenses.

            (a) "Operating Expenses," for each calendar year, shall mean all expenses and costs of every kind and nature which have accrued for a particular calendar year, as reasonably allocated by Landlord and computed in accordance with generally accepted accounting principles consistently applied on an accrual basis and incurred in connection with, or relating to, the ownership, repair, maintenance and operation of the Project during each calendar year, including, but not limited to, the expenses and costs set forth in items (i) through (xii) below:

                  (i) Wages and salaries, including without limitation, taxes, insurance, burdens and benefits, of all on-site (i.e., located within the Complex) employees engaged in operations, maintenance or access control of the Project (excluding, however, officers of the building management company [but including the on-site senior property manager, even if an officer of the building management company], employees senior to the senior property manager and personnel engaged solely in the development and/or leasing of the Project), and a reasonable allocation of the wages and salaries, including without limitation, taxes, insurance, burdens and benefits of Landlord's accounting personnel, whether or not located on-site. As of the Effective Date, Landlord anticipates that the on-site positions for the Project are as set forth on Exhibit P; however, in no event shall such schedule be binding on Landlord;

                  (ii) Cost of all supplies, tools, equipment and materials (whether acquired or leased) to the extent used in operations, repair, maintenance and/or access control of the Project;

                  (iii) Cost of all utilities and other related charges including, but not limited to, the cost of electricity, water, sewer, gas and power for heating, lighting, air conditioning and ventilating;

                  (iv) Cost of all maintenance and service agreements and the equipment therein, including, but not limited to, access control service (including, without limitation, alarm service), window cleaning, elevator maintenance, janitorial service, snow removal and ice control, landscaping maintenance, and, to the extent applicable under Section 1.5(h), any services provided by Landlord at Tenant's request to the Special Use Areas;

                  (v) Cost of repairs and general maintenance (excluding repairs, alterations and general maintenance paid by proceeds of condemnation or insurance but including the costs attributable to any deductibles to the extent not applicable to capital expenditures excluded in clause (I) below);

                  (vi) Amortization of the cost (over its useful life determined in accordance with generally accepted accounting principles) of any system, apparatus, device, or equipment (together with reasonable financing charges and installation costs) that is installed for the purpose of (aa) reducing Operating Expenses,(bb) complying with Legal Requirements that become effective after the date upon which Landlord obtains from the City of Dallas a building permit for the construction of the Base Building ("Building Permit Date"), or (cc) promoting safety (and for purposes of this clause (vi) and clause (P), of this section below, the following shall not be deemed to have become effective prior to the Building Permit Date: (1) rules, regulations or guidelines promulgated on or after the Building Permit Date with respect to Legal Requirements which became effective prior to the Building Permit Date, or (2) any amendments, modifications or substitutions promulgated on or after the Building Permit Date to any Legal Requirements or to any rules, regulations or guidelines promulgated thereunder which became effective prior to the Building Permit Date. For so long as Tenant is leasing 100% of the Net Rentable Area in the Building, Tenant shall have the right to specifically approve in Tenant's reasonable judgment any of the foregoing items in clause (aa) that relate solely to the Building (and not to any other portion of the Complex or the Complex Common Areas);

                  (vii) The cost of all insurance premiums and related administrative charges and collection costs with respect to insurance (a) required to be obtained by Landlord pursuant to this Lease, (b) required to be obtained by Landlord by any equity financing source, the holder of any mortgage or deed of trust that may now or hereafter encumber all or any portion of the Project or the holder of any ground or land lease that may now or hereafter affect the Project Land, or (c) customarily obtained by the owners of Comparable Buildings, including, but not limited to, the cost of casualty and liability insurance, the cost of rental loss insurance for the Project and insurance on Landlord's personal property located in and used in connection with the operation, maintenance and management of the Project;

                  (viii) General and administrative management costs (excluding salaries and benefits excluded in clause (i) above), central accounting costs, costs of annual audits of the Project operating costs by certified public accountants, legal costs, and costs payable with respect to the management office (whether such office is located within the Project or elsewhere within the Complex), including, without limitation, rent costs to the extent they do not exceed fair market rental for the term of any such lease at the time entered into but excluding any costs allocable to a Project leasing office; provided, however, in the event such management office additionally serves other buildings within the Complex, Operating Expenses shall include only a reasonable allocation of the operating expenses payable with respect to such management office;

                  (ix) All taxes, assessments and governmental charges (including those paid on Landlord's behalf by the holders of any mortgage or deed of trust now or hereafter encumbering all or any portion of the Project or the holders of any ground or land lease now or hereafter affecting the Project Land), whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Project or by others subsequently created, and any other taxes and assessments attributable to the Project or its operation, excluding, however, (a) taxes and assessments attributable to the personal property of other tenants, (b) federal and state taxes on income, (c) death taxes,
      (d) franchise taxes, and (e) any taxes imposed or measured on or by the income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project; provided, however, that if the taxing authorities do not separately assess the Project, Landlord may make a reasonable allocation of the taxes, assessments or charges to give effect to this sentence, and provided further, however, that if at any time during the Term, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed, wholly or partially, as a capital levy or otherwise, on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed with respect to the Project, shall be deemed to be included within the Operating Expenses.

                  If Tenant leases at least eighty percent (80%) of the Net Rentable Area of the Building, (i) Landlord shall furnish to Tenant a copy of the annual appraisal of the Project received by Landlord from the applicable taxing authorities, and (ii) Landlord shall furnish written notice to Tenant whether Landlord intends to contest taxes for such year at least fifteen (15) days prior to the deadline date a notice of contest must be furnished to the taxing authorities. If and only if (x) Landlord furnishes notice to Tenant that Landlord is not contesting the taxes for a particular calendar year, (y) Tenant leases at least eighty percent (80%) of the Net Rentable Area of the Building, and (z) such assessment Tenant desires to contest is not rendered during the last two (2) Lease Years of the then applicable Term (taking into account whether Tenant has irrevocably exercised its Renewal Option at the time such assessment is rendered), then Tenant shall have the right to cause Landlord to contest, by appropriate legal proceedings or other lawful means, any increase in assessed value of the Building and/or the Parking Facility by furnishing written notice to Landlord on or before five (5) days prior to the deadline date a notice of contest must be furnished to the applicable taxing authorities. Except as expressly set forth in the immediately preceding sentence, Tenant hereby waives any and all rights under Legal Requirements to an administrative or judicial review of any determination of the appraised value of the Project, including without limitation, any rights available under the Texas Tax Code (as amended). All reasonable consultation fees, accountant fees, legal fees, and other similar professional fees and expenses, or costs resulting from any challenge of tax assessments and the preparation therefor as reasonably incurred by Landlord (or a reasonable allocation thereof to the extent such challenge additionally relates to tax assessments applicable to portions of the Complex other than the Project) shall be included in Operating Expenses. It is agreed that Tenant will be responsible separately (and not as a part of Operating Expenses) for ad valorem taxes (x) on its personal property, and (y) at any time after the Initial Term Tenant does not lease one hundred percent (100%) of the Net Rentable Area of the Building, on the amount by which the value of the Leasehold Improvements (defined in Section 11.4 hereof) exceeds the value of Building Standard Improvements (defined in Exhibit I) (and if after the Initial Term the taxing authorities do not separately assess the Leasehold Improvements, Landlord may make a reasonable allocation of the ad valorem taxes allocated to the Project to give effect to this sentence, in which event in calculating the ad valorem taxes to be included in Operating Expenses, Landlord shall deduct the amount by which the value of the leasehold improvements of any other tenant in the Building exceeds the value of Building Standard Improvements). During (i) the Initial Term or (ii) any time during the Renewal Terms Tenant leases one hundred percent (100%) of the Net Rentable Area of the Building, taxes on the value of all of its Leasehold Improvements will be paid as a part of Operating Expenses. In the case of special taxes and assessments that may be payable in installments, only the amount of each installment accruing during a calendar year shall be included in the Operating Expenses for such year;

                  (x) Expenditures for ownership, maintenance, management, service or operation of the Complex (including, without limitation, the Adjacent Garage) attributable to the Project, as reasonably allocated to the Project under the REA (excluding, however, the management fee portion of the General and Administrative Expenses [as defined in the REA]) or as otherwise determined in accordance with generally accepted accounting principles;

                  (xi) Costs of licenses, permits and inspection fees related to the Project (except as specifically excluded in clauses (C), (I) and (K) below); and

                  (xii) Management fees to the property manager for the Project; provided, however, for the purposes of calculating Tenant's Additional Rental hereunder, in no event may Tenant's Percentage Share of management fees for the Project exceed Tenant's Percentage Share of an amount equal to three percent (3%) of the gross rent for the Project for such year.

            For purposes of this Section 2.4(a), the phrase "as reasonably allocated by Landlord" shall mean as allocated by Landlord on a reasonable and consistent basis based upon time, square footage or other comparative measure that fairly reflects the Project's appropriate share of such costs, subject, however, to the provisions of Section 4.6 hereof.

            Anything in the foregoing provisions hereof to the contrary notwithstanding, Operating Expenses shall not include the following:

                        (A) Costs of repairs, restoration, replacements or other
            work that are otherwise includible as Operating Expenses but are occasioned by (1) fire, windstorm or other casualty of an insurable nature (whether such destruction be total or partial) and (aa) paid by insurance required to be carried by Landlord under this Lease, or if Landlord failed to carry insurance required to be carried by Landlord under this Lease, an amount equal to the insurance proceeds that would have been available to Landlord had Landlord carried the required insurance, (bb) otherwise paid by insurance then in effect obtained by Landlord, or (cc) not so paid by insurance because the deductibles exceed customary deductibles for Comparable Buildings,
            (2) the exercise by a Governmental Authority (defined in Section
            11.4 hereof) of the right of eminent domain, whether such taking be total or partial, or (3) the intentional or grossly negligent tort of Landlord, or any subsidiary or Affiliate (defined in Section 11.4 hereof) of Landlord, or any representative, employee or agent of same acting within the scope of his or her representation, employment or agency;

                        (B) Leasing commissions, attorneys' fees, costs,
            disbursements and other expenses incurred in connection with negotiations for leases with tenants, other occupants, or prospective tenants or other occupants of the Building, or similar costs incurred in connection with disputes with tenants, other occupants, or prospective tenants, or similar costs and expenses incurred in connection with negotiations or disputes with consultants (unless involved in the operation, maintenance or repair of the Project), management agents, purchasers or mortgagees of the Building;

                        (C) Allowances, concessions and other costs and expenses
            incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants (including Tenant), other occupants or prospective tenants or other occupants of the Building, or vacant, leasable space in the Building;

                        (D) Non-cash items, such as deductions for depreciation
            or obsolescence of the Building and the Building equipment, or interest on capital invested (except as provided in clause (vi) above);

                        (E) Except as provided in clause (vi) above, payments of
            principal and interest or other finance charges made on any debt, and rental payments made under any ground or underlying lease or leases, except to the extent that a portion of such rental payments is expressly for ad valorem/real estate taxes or insurance premiums on the Project;

                        (F) Costs incurred in connection with the sale,
            financing, refinancing, mortgaging, selling or change of ownership of the Project, including brokerage commissions, attorneys' and accountants' fees, closing costs, title insurance premiums, transfer taxes and interest charges;

                        (G) Costs, fines, interest, penalties, legal fees or
            costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due unless such failure is due to Landlord's good faith and reasonable efforts in contesting the amount of such payments;

                        (H) Landlord's general corporate overhead costs,
            including salaries, equipment, supplies, accounting and legal fees, rent and other occupancy costs, and other costs relating solely to the operation and internal organization and function of Landlord as a business entity (as opposed to the maintenance and/or operation of the Project, including, without limitation, those costs attributable to the maintenance, repair or operation set forth in clauses (i) and
            (viii) above);

                        (I) Except as provided in Section 2.4(a)(vi) above, any
            costs required to be capitalized in accordance with generally accepted accounting principles;

                        (J) Costs or expenses of electricity directly metered to
            tenants of the Building for usage above the Building Standard Rated Electrical Design Load and payable separately by such tenants;

                        (K) Except for those costs described in (vi) above,
            costs incurred in connection with the initial construction of the Building or any other improvements now or hereafter located on the Project, including, without limitation, start-up costs incurred in the initial hiring of property management personnel for the Building prior to the initial occupancy of the Building by any tenant, providing additional security while the Base Building is under construction, installing and testing equipment, systems and other facilities installed while the Base Building is under construction and obtaining permits and approvals for the Base Building construction;

                        (L) Advertising and promotional costs for the Complex or
            associated with the leasing of the Building;

                        (M) Costs of repairing, replacing or otherwise
            correcting defects (but not the costs of repair for normal wear and tear) in the design and construction of the improvements comprising the Project;

                        (N) Costs or expenses relating to another tenant's or
            occupant's space that were (i) incurred in rendering any service or benefit to such tenant that Landlord was not required, or were for a service in excess of the service that Landlord was required, to provide Tenant hereunder, or (ii) otherwise in excess of the Building Standard Services (defined in Section 3.1 hereof) then being provided by Landlord to all tenants of the Building, whether or not such other tenant is actually charged therefor by Landlord;

                        (O) All amounts that would otherwise be included in
            Operating Expenses which are paid to any Affiliate of Landlord to the extent the costs of such services exceed the competitive rates in Comparable Buildings for such services rendered by persons or entities of similar skill, competence and experience (but excluding any such amounts specifically provided for or permitted in this Lease [including, without limitation, the management fees permitted by clause (xii) above] for which the provisions of this Lease shall control);

                        (P) Costs incurred to correct violations by Landlord of
            any Legal Requirement that was in effect as of the Building Permit Date, and costs of removing any asbestos or PCB's (defined in Section 4.5(a) hereof) installed by or on Landlord's behalf in the Project;

                        (Q) Costs and expenses attributable to the initial
            installation of landscaping of the Project;

                        (R) Costs of acquiring, insuring (to the extent only
            that such items must be separately scheduled) or maintaining art work located in the Project unless Landlord has received Tenant's specific written approval for such costs;

                        (S) Costs and expenses (including interest costs)
            attributable to any audit and/or inspection for which Landlord is responsible pursuant to the terms of Section 2.3(e) hereof;

                        (T) Only that portion of the costs and expenses of
            owning, maintaining and operating any of the Complex Common Areas for which Landlord is entitled to reimbursement from the owners of the other buildings located within the Complex pursuant to the terms of Article IX of the REA (subject to the provisions of Section 4.6 below); and

                        (U) Any construction costs incurred by Landlord for the
            expansion of the Adjacent Garage after the completion of the initial construction of the Adjacent Garage except as provided in Section 2.4(a)(vi) above or to the extent Tenant otherwise agrees in writing to the inclusion of such costs in Operating Expenses.

            (b) Notwithstanding any language contained in this Section 2.4 to the contrary, during any calendar year in which at least ninety-five percent (95%) of the Building is not provided with full Building Standard Services or is not at least ninety-five percent (95%) occupied, in determining Operating Expenses Landlord shall compute all Variable Operating Expenses (defined below) for such calendar year as though ninety-five percent (95%) of the Building were provided with full Building Standard Services and were ninety-five percent (95%) occupied. For purposes of this Lease the term "Variable Operating Expenses" shall mean any Operating Expense (or portion thereof) that increases or decreases with the level of occupancy of the Building. Landlord and Tenant agree that insurance costs and ad valorem taxes are not included in Variable Operating Expenses. In the event that Landlord excludes from Operating Expenses any specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building, Landlord shall have the right to increase Operating Expenses by an amount equal to the cost of providing standard services similar to the services for which such excluded specific costs were billed or incurred. In no event shall Landlord receive from all tenants of the Building more than one hundred percent (100%) of any Operating Expenses for any calendar year.

            (c) Landlord shall use its reasonable efforts to make payments in a time and manner to obtain the appropriate discounts to the extent such discounts are in the best interest of the Project and a reasonably prudent manager or owner of first class, high-rise office buildings would take advantage of such discounts. Landlord shall operate the Project in an efficient manner designed to minimize Operating Expenses consistent with maintaining services at a level consistent with the first class standards of the Building. Only during such time as Tenant leases at least eighty percent (80%) of the Net Rentable Area in the Building, Tenant may require Landlord to contract for certain Building services ("Contract Services") with the lowest bidder from a list of bidders designated by Landlord and approved by Tenant (which approval shall not be unreasonably withheld); however, Tenant acknowledges and agrees that all bidders must have the skill, competence and experience necessary to provide, and the reputation for providing, services consistent with the first class standards of the Building; and, provided further, however, Tenant's approval shall not be required for any bidder that is an Affiliate of Landlord. Contract Services shall include Building janitorial services, window washing, landscaping, and elevator maintenance, but shall exclude the management of the Project and any Project related access control and security services.

            2.5 Improvements Allowance.

            (a) In order to defray all or a portion of Tenant's costs related to the construction of the Tenant Improvements for the Initial Leased Premises, including without limitation, Tenant's architectural and engineering costs, the cost of millwork, cabinetry, woodwork, graphics, and signage, the acquisition and installation costs of Tenant's customized fixtures, the costs of Tenant's computer and telephone equipment and cabling, furniture, equipment, and sales tax on the Tenant Improvements, and the costs incurred by Tenant in moving to the Initial Leased Premises Landlord will pay (subject to the terms hereinafter set forth and provided an uncured Event of Default is not then in existence) to, or on behalf of, Tenant an amount (the "Improvements Allowance") not to exceed the sum of $34.00 per square foot of Net Rentable Area of the Initial Leased Premises; provided, however, of such Improvements Allowance, a sum equal to at least $29.00 per square foot of Net Rentable Area of the Initial Leased Premises (including any Designated Floors) must be applied to the costs of constructing the Tenant Improvements, and the amount, if any, in excess of $29.00 per square foot of Net Rentable Area of the Initial Leased Premises (including any Designated Floors), to the extent not used for the costs of constructing the Tenant Improvements, shall be disbursed by Landlord to Tenant and such excess amount may be used by Tenant for any purpose Tenant chooses relating to the installation of Tenant Improvements and Tenant's move to the Initial Leased Premises, including but not limited to, the construction or refurbishment of the Tenant Improvements, computer facilities, furniture, fixtures or equipment, architectural and engineering fees, physical moving costs, and unreimbursed holdover premiums.

            The Improvements Allowance shall be disbursed as provided below. As the Tenant Contractor (as defined in Exhibit D-1) performs construction of the Tenant Improvements and is entitled to payment (each such payment, a "Contractor Payment") under the Construction Contract (as defined in Exhibit D-1) attributable to the Tenant Improvements only, Landlord shall be obligated to pay the Tenant Contractor one hundred percent (100%) of each Contractor Payment until such time as Landlord has disbursed the total amount of the Improvement Allowance (less any portion of such Improvements Allowance applied, or estimated by Landlord and Tenant to be applied, toward costs under Sections 3.3, 3.5, 3.6, 5.1, 5.2 and Exhibit C-1) ("Landlord Payment"), at which time Landlord shall not be obligated to pay any sums to the Tenant Contractor and Tenant shall be obligated to pay to Landlord, in cash, five (5) days prior to the date such Contractor Payments become due, one hundred percent (100%) of all subsequent Contractor Payments and Landlord shall take such payment (the "Tenant Payment") and remit it to the Tenant Contractor. Tenant shall receive copies of, and shall have the right to audit, all requests for payment by the Tenant Contractor relating to Tenant Improvements. The Tenant Contractor shall look solely to Landlord for the Landlord Payment and Tenant shall not be liable to the Contractor therefor. Tenant shall be liable to Landlord for the Tenant Payments. After the Tenant Improvements Completion Date (defined in Section 11.4 hereof) and at such time as all Tenant Construction Costs (defined in Section 11.4 hereof) that may become due to the Tenant Contractor under the Construction Contract have been paid to Tenant Contractor (the "Contractor Date"), Landlord will furnish Tenant a final accounting of all Tenant Construction Costs. Notwithstanding anything to the contrary contained herein, no payment of the Improvements Allowance shall be paid directly to Tenant or to anyone other than the Tenant Contractor prior to the Contractor Date. If the entire Improvements Allowance has not been disbursed as of the Contractor Date, within ninety (90) days thereafter Tenant may submit invoices to Landlord requesting reimbursement for any costs to which Tenant is entitled to reimbursement under this Section
2.5 in connection with the Tenant Improvements (and/or Tenant's moving costs).

            If the entire Improvements Allowance has not been disbursed within ninety (90) days after the Contractor Date, the remaining Improvements Allowance (less any Disputed Amounts [defined below]) shall be disbursed to Tenant (excluding $29.00 per square foot of Net Rentable Area of the Initial Leased Premises [including any Designated Floors], which amount must be applied to the costs of constructing the Tenant Improvements, and to the extent not so applied such amounts shall be retained by Landlord and not disbursed to Tenant) unless Tenant has provided Landlord with written notice that Tenant elects to not receive such remaining Improvements Allowance (and, in such event, for purposes of determining Project Costs, such remaining Improvements Allowance shall not be included and Tenant shall have waived its right to receive such remaining Improvements Allowance). If, at the time any remaining Improvements Allowance is to be disbursed to Tenant pursuant to the preceding sentence, Landlord has not received full and final lien waivers from the Tenant Contractor and all other contractors and suppliers which have supplied work or materials for the Tenant Improvements Work, then Landlord may withhold from such disbursement any amounts reasonably believed by Landlord to be in dispute (the "Disputed Amounts") until any such disputes are finally resolved and Landlord has received full and final lien waivers from all contractors and/or suppliers involved in such disputes, whereupon Landlord shall pay to Tenant any remaining portion of the Improvements Amount so withheld and not previously disbursed to Tenant. Additionally, in the event Landlord incurs any liability or additional costs in connection with any such disputes in excess of the amount of the Improvements Allowance so withheld by Landlord, Tenant shall, within ten (10) days after receipt of Landlord's written invoice therefor, pay the amount of any such excess to Landlord.

            (b) Landlord shall have no obligation to pay for the Tenant Improvements or any other improvements, alterations, additions or modifications to the Leased Premises, except as expressly set forth in this Section 2.5. Landlord shall have the right to offset against the Improvements Allowance any amounts past due Landlord under this Lease; provided, however, if a bona fide dispute exists as to whether any of such amounts are owed or payable to Landlord, Landlord shall not be permitted to offset such amounts against the Improvements Allowance until such amounts are determined to be owed or payable to Landlord (a) pursuant to Section 10.1 hereof, or (b) in any judgment entered by a court of competent jurisdiction and to which execution has not been stayed (through appeal, bond or otherwise) and Tenant fails to make any such payment within thirty (30) days after notice therefor has been given Tenant. Notwithstanding anything to the contrary contained in this Section 2.5, in no event shall the Improvements Allowance exceed $34.00 per square foot of Net Rentable Area in the Initial Leased Premises.

            (c) Landlord understands and agrees that Tenant may elect not to install Tenant Improvements (on a full floor basis) in up to two (2) floors (other than floors 1 and 2) of the Initial Leased Premises; provided, however, all such floors shall be provided with the Base Building Improvements and to the extent such Base Building Improvements are not installed by Landlord, such items shall be delivered to Landlord and stored on the applicable floor. If Tenant does not want Landlord to install Tenant Improvements for 1 or 2 floors, Tenant must furnish notice of such election (together with Tenant's designation of the applicable floor(s)) to Landlord on or prior to the date three (3) Business Days after the date Landlord submits the plans for the Tenant Improvements for bid pursuant to Exhibit D-1. Each floor so designated by Tenant shall be referred to as a "Designated Floor" and if 2 floors are so designated by Tenant they shall be collectively referred to as the "Designated Floors." If Tenant fails to timely exercise such election, Tenant shall be deemed to have waived such right to not build out such floors. If Tenant timely elects not to install the Tenant Improvement on the Designated Floors as permitted above (x) Tenant shall be entitled to receive the Improvements Allowance as to the Designated Floors in accordance with Section 2.5 (which shall be included in Project Costs), and (y) notwithstanding the other provisions of this Lease, the Rental Commencement Date for any Designated Floor shall be deemed to have occurred at such time as the Rental Commencement Date occurs for the Major Portion of which such floor is a part (and such unfinished floor or floors shall not be taken into account in determining whether the Rental Commencement Date has occurred as to such Major Portion so that the condition of the unfinished floor shall not delay the occurrence of the Rental Commencement Date for the remainder of such Major Portion) and Tenant hereby waives its right to exercise its remedies under
Section 1.2(d)(i), (ii) and (iii) with respect to any Designated Floor.

                                  ARTICLE III.

                     BUILDING SERVICES, PARKING AND SIGNAGE

            3.1 Services.

            (a) Landlord shall furnish the services described below to Tenant during the Term ("Building Standard Services"); provided, however, if an uncured Event of Default is in existence, Landlord shall not be required to provide Building Standard Services to the Leased Premises that would result in any additional charges to Tenant in excess of Base Rental and Tenant's Additional
Rental:

                  (i) Subject to the provisions of this Section 3.1, hot water (i.e., thermostat set in the range of 110(degree) to 120(degree) Fahrenheit for comfort and energy conservation purposes) and cold domestic water in common use restrooms and toilets at locations provided for general use.

                  (ii) Subject to the provisions of this Section 3.1, central heat and air conditioning in season during Building Operating Hours (defined in Section 11.4 hereof), with equipment designed to perform so that the average indoor conditions maintained in the Leased Premises during Building Operating Hours shall be a minimum of 72(degree)F dry bulb +/- 2(degree) in the winter when the outdoor temperature is not lower than 17(degree)F dry bulb and a maximum of 75(degree)F dry bulb +/- 2(degree) in the summer when the outdoor temperature is not higher than 100(degree)F dry bulb, assuming sustained peak loading conditions of one (1) person per 200 square feet of Usable Area and a combined light and power demand load of 5 watts per square foot of Usable Area.

                  Upon request of Tenant made in accordance with the Project Rules (defined in Section 4.4(a) hereof), Landlord will furnish air conditioning, ventilating and heating at times other than Building Operating Hours for areas requested by Tenant (on a floor-by-floor basis), in which event Tenant shall pay (i) so long as Tenant leases 100% of the Net Rentable Area in the Building, (as a part of Operating Expenses) the actual charges incurred by Landlord to provide such services, or (ii) if at the time such services are furnished Tenant no longer leases 100% of the Net Rentable Area of the Building, (separately and not as a part of Operating Expenses) the after hour HVAC charge then being charged by Landlord to furnish such services (as of the Effective Date Landlord's after hour HVAC charge is $40.00 per hour per floor; however such charge is subject to increase by Landlord based upon actual increases in costs that Landlord may incur).

                  (iii) Electric lighting service for all public areas and special service areas of the Building in the manner in keeping with First Class Building Standards.

                  (iv) Janitorial service on a five (5) day per week basis, exclusive of Holidays (defined in Section 11.4 hereof), consistent with the janitorial specifications set forth in Exhibit G; provided, however,
      (i) if requested by Tenant in writing at least thirty (30) days in advance, Landlord shall provide separate janitorial service (consistent with the janitorial specifications set forth in Exhibit G) to the secured areas of the Leased Premises designated by Tenant in such notice during Building Operating Hours, at Tenant's sole cost and expense for any incremental increases over the costs of providing the Building Standard janitorial service described above, and (ii) if Tenant's Leasehold Improvements (including without limitation, floor coverings) require that Landlord provide special or additional cleaning in excess of the janitorial specifications in Exhibit G, Tenant may either (1) independently contract with individuals or entities that furnish such desired cleaning services, or (2) request that Landlord cause such special or additional cleaning to be completed at Tenant's sole cost and expense. If Tenant elects option (1), (A) such janitorial services must at least be comparable to the quantity and type of service provided by Landlord, (B) Tenant shall provide its own staging areas for its employees or contractors and suppliers, (C) in conducting its work, Tenant will coordinate the same with Landlord, and (D) Tenant will not unreasonably interfere with any other tenants in the Project or with Project operations.

                  Landlord specifically reserves the right, upon thirty (30) days advance written notice to Tenant, to modify the janitorial services specifications set forth in Exhibit G as in Landlord's judgment shall from time to time be required for the safety, protection and cleanliness of the Project, the operation thereof, the preservation of good order therein or the protection and comfort of the other tenants of the Project and their agents, employees and guests; provided, however, (i) Landlord's janitorial services specifications for the Project will at least be of a quality level comparable to the quality level of those specifications described in Exhibit G, and (ii) if Tenant then leases eighty percent (80%) of the Net Rentable Area of the Building, Tenant's approval shall be required for any such modification, which approval shall not be unreasonably withheld.

                  (v) Access control services for the Project, including the Building Garage (and Landlord shall arrange for access control services for the Adjacent Garage), comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing the same) to First Class Building Standards and providing Tenant and its employees access to the Leased Premises (and the Adjacent Garage) twenty-four (24) hours per day every day of the year, subject to emergencies and to reasonable rules and regulations promulgated by Landlord, and with respect to the Adjacent Garage, the reasonable rules and regulations promulgated by the owners and/or operators thereof (which rules and regulations as to Adjacent Garage shall be subject to Tenant's approval during the period Tenant leases one hundred percent (100%) of the Net Rentable Area in the Building, which approval shall not be unreasonably withheld, however, Tenant recognizes that, pursuant to the

      REA, such rules are subject to the approval of certain other owners of buildings in the Complex); PROVIDED, HOWEVER, UNLESS CAUSED BY ITS WILLFUL MISCONDUCT, LANDLORD SHALL HAVE NO RESPONSIBILITY TO PREVENT, AND SHALL NOT BE LIABLE TO TENANT, ITS AGENTS, EMPLOYEES, CONTRACTORS, VISITORS OR INVITEES FOR, ANY DAMAGE OR LOSS TO TENANT, ITS AGENTS, EMPLOYEES, CONTRACTORS, VISITORS OR INVITEES ARISING OUT OF LOSSES DUE TO THEFT, BURGLARY, OR DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY PERSONS GAINING ACCESS TO THE LEASED PREMISES, OTHER AREAS OF THE PROJECT, THE ADJACENT GARAGE AND/OR THE COMPLEX, AND TENANT HEREBY RELEASES LANDLORD FROM ALL LIABILITY FOR SUCH LOSSES, DAMAGES OR INJURY, EVEN IF CAUSED BY LANDLORD'S NEGLIGENCE. The access cards (or other similar devices) provided to Tenant to gain access to the Building shall also provide access to the Adjacent Garage. In the event of a conflict between the provisions of such rules and regulations as to the Adjacent Garage and this Lease, the provisions of this Lease shall control. Landlord shall not enforce such rules and regulations as to the Adjacent Garage with respect to Tenant in a manner that is more restrictive than Landlord's enforcement of such rules as to any other tenants of the Building.

                  Tenant shall have the right, at its sole cost and expense, to install and operate such additional access control systems as it shall determine desirable for the purpose of limiting access to or within the Leased Premises, provided (i) such systems are located solely within the Leased Premises (including the fire stairwell doors), (ii) comply with Legal Requirements, (iii) do not interfere with Landlord's right of entry pursuant to Section 4.2 hereof or otherwise interfere with Landlord's obligations to perform under this Lease or other leases of space in the Building, (iv) Landlord first approves such systems, such approval not to be unreasonably withheld, and (v) such systems cannot compromise Landlord's access control systems.

                  (vi) Sufficient electrical capacity transformed to a panel box located in the core of each floor of the Leased Premises to operate (1) incandescent lights, typewriters, calculating machines, photocopying machines, stand alone network computers, word processing equipment, personal computers, telecommunications and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load at one hundred percent (100%) capacity for said lighting and machines of low electrical voltage on each such floor shall not exceed two (2) watts per square foot of Usable Area for the Leased Premises on such floor; and (2) fluorescent lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load at one hundred percent (100%) capacity for said lighting and equipment of high electrical voltage shall not exceed two (2) watts per square foot of Usable Area for the Leased Premises on such floor (each such rated electrical design load to be hereinafter referred to as the "Building Standard Rated Electrical Design Load"). The Base Building bus duct will provide capacity for a total of six (6) watts per square foot of Usable Area for the Leased Premises (of which four (4) watts are dedicated in subsections (vi)(1) and (vi)(2) above). Tenant may at its option and at its cost and expense transform and distribute the two (2) watts per square foot of Usable Area of additional power from the bus duct to the Leased Premises.

                  Should Tenant's non-linear electrical load (created by equipment such as personal computers, television sets, laser printers, copiers or other electronic devices connected to the power system) result in harmonic distortion conditions which cause any adverse effects in the Project or the Complex, including but not limited to, duration of any transformer, distribution stepdown transformer failures, overheating or melting of neutral conductors, or malfunctioning of various electronic components, Tenant acknowledges that Tenant, at Tenant's sole cost, shall be obligated to eliminate such harmonic distortion conditions and to commence repair of any damage which results from such harmonic distortion within thirty (30) days of Landlord's written request. If Tenant fails to commence such repairs to eliminate such harmonic distortion and repair such damage caused thereby within such thirty (30) day period and thereafter diligently pursue such repairs to completion to eliminate such distortion and repair any resulting distortion, Landlord, at its option, may make such corrections deemed necessary by Landlord to eliminate such harmonic distortion and make such repairs, and Tenant shall pay to Landlord on demand Landlord's cost thereof, plus a fee to Landlord in accordance with Exhibit K.

                  Tenant shall cause Tenant's electrical system serving any equipment producing non-linear electrical loads to be designed to accommodate such non-linear electrical loads, including but not limited to, over-sizing neutral conductors, derating transformers and/or providing power line filters. The Space Plans and Bid Documents (defined in Exhibit D-1) shall include a calculation of Tenant's fully connected design load with and without demand factors and shall indicate the number of watts of un-metered and sub-metered loads.

                  If Tenant's electrical equipment and, lighting require electrical circuits, transformers or other additional equipment in excess of Tenant's pro rata share of the Building's electrical or HVAC systems (which additional equipment shall be hereinafter referred to as the "Additional Electrical Equipment"), Tenant may (at Tenant's cost, including the cost to design, install, maintain and replace the Additional Electrical Equipment [including the meters]) install the same, provided such installation is compatible with existing Building systems, will not compromise Landlord's ability to provide services to Tenant or other tenants of the Building and will not be burdensome to the Project or to Landlord, in Landlord's reasonable opinion, and Tenant shall pay all operating costs related to that requirement (including, without limitation, the cost of electricity, water or other services consumed through, or in connection with, the Additional Electrical Equipment).

                  The method of design and installation of any Additional Electrical Equipment (including any related meter) required by Tenant shall be subject to the prior written approval of Landlord (which approval shall not be unreasonably withheld) and shall be performed by Landlord at Tenant's sole cost (including the payment to Landlord of a fee in accordance with Exhibit K).

                  Tenant shall pay to Landlord the cost of electricity consumed
      (i) in excess of the Building Standard Rated Electrical Design Load, or
      (ii) through the Additional Electrical Equipment, as determined by meter, plus any actual accounting expenses incurred by Landlord in connection with the metering thereof. The entire Leased Premises shall be separately metered (at Tenant's expense, including, without limitation, the cost of installing, maintaining, repairing and replacing such meters to the extent necessary).

                  If any of Tenant's electrical equipment requires conditioned air in excess of Building Standard air conditioning, provided such services are compatible with existing Building systems, will not compromise Landlord's ability to provide services to Tenant or other tenants of the Building and are not burdensome to the Project or Landlord, in Landlord's reasonable opinion, the same shall be installed, or the installation supervised by Landlord, on Tenant's behalf, and Tenant shall pay all design, installation, metering and operating costs relating thereto, including the payment to Landlord of a fee in accordance with Exhibit K, and for the cost of the chilled water utilized in connection therewith, unless such air conditioning is used in common with other tenants of the Building, in which event such costs shall be reasonably allocated by Landlord among Tenant and such tenants. Landlord shall maintain such air conditioning equipment at Tenant's sole cost and expense.

                  Notwithstanding anything to the contrary contained in this
      Section 3.1(a), all initial installation (other than Base Building Improvements) and subsequent modifications or maintenance to the connections of the life safety and fire alarm systems into the Base Building and all initial installation (other than Base Building Improvements) and subsequent modifications or maintenance to the connections into a Base Building System shall be completed by Landlord at Tenant's sole cost and expense, including the payment to Landlord of a fee in accordance with Exhibit K (although no fee shall be payable by Tenant on maintenance costs); provided, however, all installation costs under this paragraph associated with the installation of Tenant Improvements pursuant to Exhibit D-1 may be reimbursed from the Improvements Allowance and Landlord shall not be entitled to a fee thereon pursuant to Exhibit K.

                  (vii) All Building Standard fluorescent bulb replacement in all areas of the Project and all incandescent bulb replacement in the Common Areas on floors not leased entirely by Tenant, General Common Areas and Service Areas.

                  (viii) Non-exclusive elevator cab passenger service to the Leased Premises shall be provided twenty-four (24) hours per day every day of the year of sufficient capacity to service the Leased Premises, subject to temporary cessation for ordinary repair and maintenance (but as to each floor of the Leased Premises, such temporary cessation for ordinary repair and maintenance shall not occur simultaneously for all passenger cabs serving such floor) and during emergencies and times when life safety systems override normal Building operating systems, and subject to security measures or other means of controlling access imposed by Landlord after Building Operating Hours and on Holidays pursuant to subsection (v) above.

                  (ix) Subject to the provisions of this Lease, maintenance and cleaning of the Base Building, Common Areas on each floor of the Building on which any part of the Leased Premises is situated that is not leased entirely by Tenant, and General Common Areas and Service Areas of the Building, landscaped areas on the Project Land, and all other public areas of the Project, including window washing and exterior wall cleaning, janitorial service (including restrooms), removal of ice and snow from driving areas and sidewalks, vermin extermination, mowing and irrigation of landscaping, and sweeping and removal of litter and debris from the Parking Facility and the General Common Areas.

                  (x) Shared access to and use of the Loading Dock for Tenant's loading, unloading, delivery, and pick-up activities twenty-four (24) hours per day, seven (7) days per week, including the right to leave vehicles standing at the Loading Dock for enough time to load or unload and pick up and deliver goods to and from the Leased Premises, subject, however, (i) to reasonable rules and regulations as are promulgated by Landlord from time to time (however, so long as Tenant leases eighty percent (80%) of the Net Rentable Area in the Building, Tenant's input shall be requested as to such rules (but Tenant's approval shall not be required); however, Tenant recognizes that pursuant to the REA, such rules are subject to the approval of the owner of the Phase II Building), and
      (ii) to the provisions of the REA relating to the shared use of the Loading Dock by the owners and occupants (including Tenant) of the Project and the owners and occupants of the Phase II Building. Landlord agrees not to enforce the rules promulgated by Landlord in clause (i) with respect to Tenant in a manner that is more restrictive than Landlord's enforcement of such rules as to any other tenants of the Building. Additionally, for any use of the Loading Dock by Tenant during hours other than Building Operating Hours, Tenant shall be required to schedule such use with Landlord and shall be obligated to pay Landlord for any incremental costs incurred by Landlord in connection with such use.

                  (xi) Sanitary sewer service twenty-four (24) hours per day, every day of the year, subject to temporary interruption for ordinary repair and maintenance and emergencies.

                  (xii) Trash removal from the Project at a designated location, and if requested by Tenant (at Tenant's sole cost and expense), collection and removal of recyclable materials (e.g., white paper, aluminum cans, glass and designated plastics).

                  (xiii) Non-exclusive freight elevator service to the Leased Premises during Building Operating Hours with such freight elevator service available at other times upon reasonable prior notice, subject to temporary cessation for ordinary repair and maintenance and during emergencies and times when life safety systems override normal Building operating systems, and subject to security measures or other means of controlling access imposed by Landlord pursuant to subsection (v) above.

            Tenant's payment obligations to Landlord under this subsection (a) shall be due and payable to Landlord within thirty (30) days of receipt by Tenant of an invoice therefor from Landlord.

            (b) Landlord agrees to furnish Tenant with at least twenty-four (24) hours prior written notice of any interruption in the Building Standard Services described in subsections (a)(i), (ii), (v), (vi), (viii), (x), (xi) and (xiii) that are scheduled by Landlord for repairs or maintenance, excluding repairs and maintenance necessitated by an emergency.

            (c) To the extent the services described in Section 3.1 above require electricity and water supplied by public utilities, Landlord's covenants hereunder shall only impose on Landlord the obligation to use its reasonable efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this Section 3.1, or any cessation thereof, shall neither render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent (except as provided below), nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery, for any cause, fail to operate or function properly, Tenant shall have no claim for a rebate of rent (except as otherwise provided below) or for damages on account of an interruption in services occasioned thereby or resulting therefrom so long as Landlord uses reasonable efforts to promptly repair said equipment or machinery and to restore said services.

            Notwithstanding anything herein to the contrary, in the event (1) it becomes reasonably impracticable for Tenant to operate its business in the Leased Premises, or any portion thereof, because Landlord for any reason, whether or not within its control (except for a curtailment in service imposed on office buildings generally in the North Dallas Area by any Governmental Authority or any failure by the applicable public utility to furnish necessary services or due to Tenant's negligence, gross negligence or willful misconduct [an "Unavoidable Interruption"]), is unable or fails to provide the following basic services (the "Basic Services") to be provided by Landlord under this Lease, to wit: (i) water at those points supplied for general use by tenants in the Building, (ii) heated and refrigerated air conditioning, in season, at such times as and at such temperatures and in such amounts as provided in this
Section 3.1, (iii) passenger elevators for ingress and egress to all floors on which the Leased Premises are located, in common with other tenants (subject to the provisions of Section 3.1(a)(viii)), and (iv) electric power and current to the outlets available in the Leased Premises in the capacities provided in
Section 3.1(a)(vi), (2) such failure (a "Basic Services Failure") continues for a period in excess of ten (10) consecutive days after Tenant delivered written notice to Landlord such failure had occurred, and (3) Tenant relocates to other premises for such period (which for purposes of this clause (3) only may include relocation to other portions of the Leased Premises), then Tenant shall receive a full abatement of all Rent (including Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment) due under this Lease with respect to the portion of the Leased Premises so affected, which abatement shall be retroactive to date it first became reasonably impracticable for Tenant to operate its business in such portion of the Leased Premises and Tenant relocated to other premises and shall continue until the date it again becomes reasonably practical for Tenant to operate its business therefrom. Additionally, in the event a Basic Services Failure (which is not the result of an Unavoidable Interruption) continues for a period of one hundred eighty (180) consecutive days or more after Tenant delivered written notice to Landlord such failure had occurred, and as a result of such Basic Services Failure it becomes reasonably impracticable for Tenant to conduct its business from twenty-five percent (25%) or more of the Leased Premises and as a result thereof Tenant relocates to other premises for such 180-day period, Tenant, at its option, shall be entitled to terminate this Lease by delivering written notice of termination to Landlord after such one hundred eightieth (180th) consecutive day but prior to the date that such Basic Service Failure is cured, in which event this Lease shall terminate and neither Landlord nor Tenant shall have any further obligations one to the other under this Lease, including, without limitation, any obligations of Tenant for the payment of Base Rental and Tenant's Additional Rental under this Lease. Any failure by Tenant to so terminate this Lease on or prior to the date that the Basic Services Failure is cured shall constitute a waiver by Tenant of the right to so terminate this Lease as a result of such Basic Services Failure. For purposes of this paragraph, Tenant agrees that temperature ranges for the Project may vary as the result of Legal Requirements or utility restrictions, and such variations shall not render the Leased Premises untenantable nor be deemed to have made it reasonably impracticable for Tenant to conduct its business therefrom.

            In addition to Tenant's foregoing rights, for any failure by Landlord to provide any of the services under this Section 3.1 (including, but not limited to, Basic Services), except as a result of an Unavoidable Interruption, if such failure ("Services Failure") should continue beyond a period of thirty (30) consecutive days (or, such longer period as is reasonably necessary to remedy such Services Failure, provided Landlord shall continuously and diligently pursue such remedy until such Services Failure is cured) after in each instance written notice (the "First Services Notice") thereof is given by Tenant to Landlord (and a copy of said notice is sent simultaneously therewith to any party (including without limitation a mortgagee) entitled to receive notice pursuant to Section 11.1 hereof [the "Notice Parties"], then, in any such event Tenant shall have the right, upon giving an additional notice (the "Second Services Notice") to Landlord (and Tenant shall simultaneously send a copy of the Second Services Notice to the Notice Parties) and if such Services Failure shall continue uncured by Landlord and the Notice Parties for an additional ten
(10) days after receipt of such Second Services Notice by Landlord and such Notice Parties, to cure such Services Failure, and Landlord shall reimburse Tenant (which reimbursement Tenant may effect through the withholding of Rent pursuant to the provisions of Section 2.1(e)) for all reasonable sums expended in so curing said default. In the event Tenant takes any action to cure a Services Failure in accordance with this paragraph, and such work affects the Base Building, Base Building Systems or the structural integrity of the Building or the Project, (i) Tenant shall use only those contractors used by Landlord in the Building for work on such systems unless such contractors are unwilling or unable to perform such work after reasonable requests by Tenant, in which event Tenant may utilize the services of any other qualified contractor approved by Landlord, which approval shall not be unreasonably withheld, of similar skill, competence and experience which normally and regularly performs similar work on Comparable Buildings, and (ii) all such work shall be performed in accordance with the provisions of Exhibit D-2.

            The foregoing rental abatement, termination, and self-help (and offset) rights of Tenant for a Services Failure (including a Basic Services Failure) shall constitute Tenant's sole and exclusive remedies involving or with respect to a Services Failure (including a Basic Services Failure). Tenant agrees there shall be no abatement of Rent, nor shall Tenant have the right to terminate this Lease nor avail itself of self-help (and offset) rights, on account of an Unavoidable Interruption.

            3.2 Keys and Locks. At Tenant's request made on or before the Commencement Date, Landlord shall furnish Tenant with keys and/or access cards, as applicable, for each Building Standard lockset on code required doors entering the Leased Premises from public lobby areas in an amount reasonably requested by Tenant for use by its then current employees maintaining offices in the Leased Premises (the cost of which shall be a part of the Project Costs), but in no event in excess of five (5) keys and/or access cards per one thousand (1,000) square feet of Net Rentable Area in the Initial Leased Premises. Additional keys and/or access cards for each Building Standard lockset on code required doors entering the Leased Premises from public lobby areas, including without limitation keys and/or access cards for new employees of Tenant and replacement keys and/or access cards for lost or damaged keys and/or access cards, will be promptly furnished by Landlord upon an order signed by Tenant and at Tenant's expense (at a cost reasonably approximating Landlord's cost therefor). All such keys and/or access cards shall remain the property of Landlord. Tenant shall be permitted to install additional locks or other access control devices in the Leased Premises provided Tenant furnishes Landlord with a duplicate set of keys or a master key and/or access cards to all such locks other than those locks securing Security Areas (defined in Section 4.2 hereof). Landlord shall be relieved of all obligations under this Lease it cannot perform with respect to Security Areas and to which areas it should have been, but was not, provided a key and/or access card. In addition, with respect to Security Areas and any areas for which Landlord should have been, but was not, provided a key and/or access card, Landlord may, in an emergency situation where in Landlord's good faith judgment immediate entry is required to prevent or minimize personal injury, death or property damage, use force to gain entry into such areas, and Landlord shall not be liable to Tenant for damage resulting from such use of force. Upon termination of this Lease, Tenant shall surrender to Landlord all keys and/or access cards to any locks on doors entering or within the Leased Premises, and shall provide Landlord with the combination of all locks for safes, safe cabinets and vault doors, if any, remaining on the Leased Premises.

            3.3 Graphics and Building Directory.

            (a) On any floor of the Leased Premises, if any, not entirely leased by Tenant, Landlord shall provide and install on or adjacent to entrances to the Leased Premises Tenant's name and numerals designating the appropriate suite numbers in Building Standard graphics and Tenant shall not install any other graphics visible from the exterior of the Leased Premises without Landlord's prior approval. All costs and expenses incurred by Landlord to initially install the foregoing graphics and any changes to such graphics shall be made at Tenant's sole cost and expense (however, such costs may be reimbursed from the Improvements Allowance for any such graphics installed as a part of the Tenant Improvements pursuant to Exhibit D-1). As to floors leased entirely by Tenant, Tenant may install at Tenant's sole cost and expense (however, such costs may be reimbursed from the Improvements Allowance for any such graphics installed as a part of the Tenant Improvements pursuant to Exhibit D-1) appropriate graphics (e.g., Tenant's company logo) in elevator lobbies on such floors and on the entrance doors to the Leased Premises, with Landlord's prior approval of the size, materials, method of illumination, if any, and methods of installation or attachment, which approval will not be unreasonably withheld. Additionally, only during that period that Tenant leases at least fifty-one percent (51 %) of the Net Rentable Area of the Building, Tenant shall be permitted to install and maintain appropriate graphics with Landlord's prior approval of the size, materials, method of illumination, if any, and method of installation or attachment, which approval will not be unreasonably withheld, at Tenant's sole cost and expense in the visitor reception areas in the ground floor building lobby designated for Tenant's use (but only if such visitor reception areas are a part of the Leased Premises). In no event, however, may any of the foregoing graphics penetrate the Building stone or wood. Notwithstanding the foregoing, except as specifically provided in Section 3.5 below, in no event may Tenant, without Landlord's prior approval (which approval may be withheld in Landlord's sole discretion), install any graphics that may be visible from the exterior of the Building.

            (b) Landlord shall provide and install a Building directory computer terminal to be placed in the ground floor lobby of the Building which shall contain a computerized listing of Tenant's name, certain officers or offices of Tenant, and such other information as Tenant shall reasonably require. Tenant agrees that Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in the Building directory.

            3.4 Parking.

            (a) Landlord shall make available to Tenant for Tenant's use for the entire Term (and during the Initial Term Tenant shall not be charged separate parking rental for such use) up to one (1) permit (or access card) to park in the Building Garage and Adjacent Garage for each three hundred seventeen (317) square feet of Net Rentable Area within the Leased Premises (collectively, the "Parking Permits"), which will permit Tenant (i) so long as Tenant leases at least eighty percent (80%) of the Net Rentable Area in the Building, to park in all of the reserved parking spaces located in the Building Garage ("Assigned Parking Permits"), (ii) to make available to its guests and visitors up to eighty (80) parking spaces in the area of the Parking Facility (including up to eight (8) parking spaces located in the surface parking area of the Complex) designated from time to time for "Visitor Parking" (the "Visitor Spaces"), and
(iii) to self park, on an unassigned basis, in parking spaces (equal in number to the total number of Parking Permits, less the number of Assigned Parking Permits and less the number of Visitor Spaces) located in areas of the Adjacent Garage designated from time to time for use by Tenant in common with the other tenants of the Complex (the "Unassigned Parking Permits"). The Visitor Spaces may be utilized by Tenant's guests and visitors on a first come, first served basis, in common with the visitors and guests of other tenants of the Complex.

            The Assigned Parking Permits shall not be reduced so long as Tenant leases at least eighty percent (80%) of the Net Rentable Area in the Building. If at any time Tenant leases less than one hundred percent (100%) of the Net Rentable Area of the Building, (x) the Visitor Spaces shall be reduced to an amount equal to the product of (i) eighty (80), multiplied by (ii) a fraction, the numerator of which is the Net Rentable Area then contained in the Leased Premises and the denominator of which is the total Net Rentable Area in the Building, and (y) the Unassigned Parking Permits shall be reduced based on the formula contained in the definition thereof in clause (iii) of the immediately preceding paragraph. If at any time during the Term, Tenant leases less than eighty percent (80%) of the Net Rentable Area in the Building, the number of Assigned Parking Permits shall be reduced to an amount equal to the product of
(x) the total number of spaces in the Building Garage, multiplied by (y) a fraction, the numerator of which is the Net Rentable Area then contained in the Leased Premises and the denominator of which is the total Net Rentable Area in the Building; provided, however, Landlord agrees that (i) to the extent reasonably practical, the parking spaces in the Building Garage covered by the Assigned Parking Permits which continue to be leased to Tenant after such reduction shall be contiguous, and (ii) the general location of the parking spaces allocated to such Assigned Parking Permits and the general location of any other spaces in the Building Garage not leased by Tenant as a result of such reduction shall be fairly distributed by Landlord, taking into consideration the proximity of such spaces to elevators and any other factors affecting the general desirability of such spaces.

            Tenant shall have the right, from time to time during the Term (wholly or partially), to be exercised by thirty (30) days advance written notice to Landlord, to convert up to the Convertible Amount (defined below) of Unassigned Parking Permits leased by Tenant in the Adjacent Garage to the right to park in reserved parking spaces (the "Converted Spaces") in the Adjacent Garage designated for use by the Building pursuant to the REA, subject to the terms of this paragraph. Tenant shall pay any costs incurred by Landlord in converting unassigned parking spaces to reserved parking spaces. As used herein, the term "Convertible Amount" shall mean: (i) so long as Tenant leases one hundred percent (100%) of the Net Rentable Area in the Building, the total number of parking spaces in the Adjacent Garage which Landlord is permitted to designate as reserved parking spaces for the Building pursuant to the provisions of the REA, and (ii) at such time that Tenant no longer leases one hundred percent (100%) of the Net Rentable Area in the Building, a lesser number of parking spaces determined by multiplying the number of parking spaces described in clause (i) by a fraction, the numerator of which is the Net Rentable Area then contained in the Leased Premises and the denominator of which is the total Net Rentable Area in the Building. Tenant acknowledges that in no event may Tenant be entitled to an aggregate number of reserved spaces in the Adjacent Garage in excess of the Convertible Amount (based upon the Net Rentable Area contained from time to time in the Leased Premises). If the Net Rentable Area of the Leased Premises decreases, the Converted Spaces to which Tenant no longer is entitled, as provided above, shall convert back to unassigned parking spaces and Landlord shall be permitted to determine, in its sole discretion, the location of the reserved spaces in the Adjacent Garage to which Tenant is no longer entitled to utilize upon written notice to Tenant.

            (b) Notwithstanding anything to the contrary contained in this
Section 3.4, Landlord's obligation to make available the Parking Permits shall exist only pro rata until the Commencement Date (said proration to be computed on the basis of the ratio of the Net Rentable Area of the Initial Leased Premises as to which the Rental Commencement Date has occurred compared to the entire Net Rentable Area of the Initial Leased Premises). Tenant shall be permitted to sublease Assigned Parking Permits and Unassigned Parking Permits to permitted sublessees of the Leased Premises under Section 8.1 of this Lease.

            (c) In the event the parking spaces covered by the Parking Permits are not available to Tenant due to causes beyond the reasonable control of Landlord during any portion of the Term, including without limitation as the result of a casualty or condemnation, this Lease shall continue without abatement of rent, and Landlord shall use reasonable efforts to make available to Tenant at no additional cost to Tenant sufficient substitute unassigned parking spaces (the "Substitute Parking") to meet Tenant's needs within the Complex or, if sufficient parking is not then available within the Complex, within the Substitute Parking Area. As used herein, the "Substitute Parking Area" shall mean the area bounded by LBJ Freeway on the South, Preston Road on the East, Beltline Road on the North and Inwood Road on the West. The Substitute Parking shall be in a secure, lighted area, and, if the Substitute Parking is not located within a one-quarter (1/4) mile radius of the Building, Landlord shall provide Tenant with transportation between the Building and the Substitute Parking at no charge to Tenant. If Landlord does not make the Substitute Parking available to Tenant for a period of one hundred twenty (120) consecutive days from the date the spaces covered by the Parking Permits in the Parking Facility were first unavailable to Tenant, and Landlord continues to fail to make available to Tenant Substitute Parking within thirty (30) days after Tenant's notice of such failure to Landlord and to each Notice Party pursuant to Section 11.1, Tenant shall have the right as its sole recourse to terminate this Lease by delivering written notice of such termination to Landlord prior to Landlord making such spaces available to Tenant, and, in such event, this Lease shall automatically terminate as of the date of Tenant's termination notice, and Landlord shall have no liability to Tenant resulting therefrom. Additionally, if Landlord makes available the Substitute Parking to Tenant pursuant to this
Section 3.4(c), but the spaces covered by the Parking Permits in the Parking Facility are not made available to Tenant within twelve (12) months after the date such spaces in the Parking Facility were first unavailable to Tenant, and Landlord continues to fail to make available such spaces in the Parking Facility within thirty (30) days after Tenant's notice of such failure to Landlord and to each Notice Party pursuant to Section 11.1, Tenant shall have the right as its sole recourse to terminate this Lease by delivering written notice of such termination to Landlord prior to Landlord making such spaces available to Tenant, and, in such event, this Lease shall automatically terminate as of the date of Tenant's notice, and Landlord shall have no further liability to Tenant resulting therefrom or hereunder.

            In all events, Landlord shall use its reasonable efforts to ensure that the parking spaces covered by the Parking Permits are available to Tenant throughout the Term. Without limiting the foregoing, Landlord agrees to use reasonable efforts to enforce the provisions of Section 5.6(c) of the REA if the owner of the Phase II Building attempts to utilize, or commits to provide its tenants with, more spaces in the Adjacent Garage than such owner is entitled to under the REA and such action by such owner affects Tenant's parking rights hereunder.

            (d) Landlord, the operator of the Parking Facility and/or that person so designated under the REA, may make, modify and enforce reasonable rules and regulations relating to the parking of vehicles in the Parking Facility, and Tenant agrees to abide by, and to use reasonable efforts to cause Tenant's employees, agents and invitees to abide by, such rules and regulations applicable to all users of the Parking Facility (however, so long as Tenant leases fifty percent (50%) of the Net Rentable Area in the Building, Tenant's approval shall be requested as to such rules, which approval shall not be unreasonably withheld; however, Tenant recognizes that pursuant to the REA, such rules are subject to the approval of the owners of other buildings located within the Complex). In the event of a conflict between the provisions of this Lease and the aforementioned rules and regulations, the provisions of this Lease shall control. Without limiting the foregoing, so long as Tenant leases eighty percent (80%) of the Net Rentable Area of the Building, parking in the Building Garage shall be solely for Tenant; however, Tenant recognizes that throughout the Term the Adjacent Garage will be used by others in accordance with the terms of the REA. Landlord shall not enforce the aforementioned rules and regulations as to Tenant in a manner that is more restrictive than Landlord's enforcement of such rules and regulations as to any other tenant of the Building.

            (e) Notwithstanding anything to the contrary contained herein, if at any time during the Renewal Term(s), Tenant is required to pay for the Parking Permits leased to Tenant hereunder pursuant to the terms of this Lease, Landlord may require (i) that such payment be made directly to the operator of the Parking Facility, and (ii) that Tenant enter into a direct contract with such operator for such Parking Permits; provided, however, in no event shall the terms of any such direct contract conflict with the terms of this Section 3.4.

            3.5 Building Name and Signs.

            (a) As used in this Lease, "Condition" shall mean Tenant leases at least fifty-one percent (51%) of the Net Rentable Area of the Building. The Building is currently named "Galleria North, Tower I." For so long as the Condition is satisfied, upon furnishing at least ninety (90) days prior written notice to Landlord, Tenant shall have the right to rename the Building from time to time during the Term to the name of any permitted assignee of all of Tenant's interest under this Lease pursuant to Section 8.1(a) which is a Permitted Affiliate, to an Affiliate of Tenant, or to any new name of Tenant (to the extent of a change in Tenant's name during the Term), subject to Landlord's consent to such new name for the Building (which consent shall not be unreasonably withheld); provided, however, in no event shall Tenant be permitted to change the name of the Building more than one (1) time in any one (1) Lease Year. If Tenant changes the name of the Building, Tenant shall be obligated to reimburse Landlord for all costs incurred by Landlord to change any signs (the "Identity Signs") identifying the name of the Building and/or the Project plus a fee to Landlord in accordance with Exhibit K only to the extent the Base Building or Base Building Systems are affected by such change.

            At such time as the Condition is no longer satisfied, Landlord shall be permitted to change the name of the Building and/or the Project at any time and from time to time during the Term to a name selected by Landlord in its sole discretion and to remove, replace and/or alter any of the Identity Signs.

            (b) The following exterior signs (collectively, the "Signs") for the Building shall be installed and maintained by Landlord, at Tenant's sole cost and expense, the cost therefor to be separately billed to Tenant:

                  (i) for so long as the Condition is satisfied, two (2) parapet signs, bearing the "TENET" name and/or logo (or a Permitted Affiliate of Tenant to the extent permitted in subsection (d) below), on any two (2) faces of the Building (the "Parapet Signs"). The Parapet Signs will be (A) in substantial conformance with the parameters attached hereto as Exhibit N and made a part hereof (the "Sign Parameters"), (B) in compliance with Legal Requirements and the REA, and (C) otherwise as mutually agreed to by Landlord and Tenant, each acting reasonably. The Parapet Signs will be installed and operational on or before the Commencement Date (subject to Force Majeure Delays and Tenant Delays). In no event shall Landlord permit any other parapet signs to be located on the Building so long as the Condition is satisfied.

                  (ii) for so long as the Condition is satisfied, a monument sign bearing the "TENET" name and/or logo (or such other name of the Building chosen by Tenant pursuant to subsection (a) above), located on the Project Plaza in the location shown on Exhibit A-4 (the "Project Monument Sign"). The Project Monument Sign shall be installed on or prior to the Commencement Date (subject to Force Majeure Delays and Tenant Delays). The Project Monument Sign shall be for the exclusive use of Tenant. The Project Monument Sign shall be (A) in substantial conformance with the Sign Parameters, (B) in compliance with Legal Requirements and the REA, and (C) otherwise as mutually agreed to by Landlord and Tenant, each acting reasonably.

                  (iii) for so long as Tenant leases at least twenty-five percent (25%) of the Net Rentable Area of the Building, a monument sign bearing the name of tenants of the Complex, including Tenant, shall be located on the Complex Common Areas in a location selected by Landlord in accordance with Section 12.1(e) of the REA ("Complex Monument Sign"). The Complex Monument Sign shall be installed on or prior to the Commencement Date (subject to Force Majeure Delays and Tenant Delays). The Complex Monument Sign shall contain two (2) columns, each of which may contain up to three (3) names or other listings, and Tenant's name shall be listed on the one column designated for the Building under the REA; provided, however, so long as Tenant leases (x) one hundred percent (100%) of the Net Rentable Area of the Building, the column on the Complex Monument Sign designated for the Building shall contain only Tenant's name (subject to subsection (d) below), and (y) fifty-one percent (51%) of the Net Rentable Area of the Building, Tenant's name shall be located at the top of the column on the Complex Monument Sign designated for the Building under the REA. The Complex Monument Sign shall be (A) in substantial conformance with the Sign Parameters, and (B) in compliance with Legal Requirements and the REA.

                  (iv) a monument sign which is to be located on the property described on Exhibit A-5 (the "Tollway Sign") which will identify the Complex as the "Galleria North" and will include Tenant's name. The design of the Tollway Sign shall be subject to Tenant's approval (which Tenant may withhold in its reasonable discretion). So long as this Lease remains in force and effect, no tenant of the Complex (other than Tenant) and no Building name or hotel operator may be named or listed on the Tollway Sign without Landlord's and Tenant's prior written consent thereto, each acting in its sole discretion. The Tollway Sign shall be installed on or prior to ninety (90) days after the Commencement Date (subject to Force Majeure Delays and Tenant Delays). The Tollway Sign shall be in compliance with Legal Requirements.

            The costs of installing the initial Signs in clauses (i), (ii) and
(iv) above and a portion (which portion shall be determined pursuant to the terms of the REA) of the costs of installing the Signs in clause (iii) above shall be included in the Project Costs. If Landlord and Tenant agree to permit a hotel operator for any hotel in the Complex to install its name on the Tollway Sign pursuant to clause (iv) above and such hotel operator pays to Landlord any portion of the costs of installing such sign, such sums paid to Landlord shall be applied to reduce Project Costs. The Signs shall be cleaned, repaired and maintained by Landlord, at Tenant's sole cost and expense (the cost therefor to be billed separately to Tenant); provided, however, the cost of repairing and maintaining the Complex Monument Sign shall be allocated to the Project pursuant to the terms of the REA and included in Operating Expenses. Tenant shall be obligated to reimburse Landlord for any costs incurred by Landlord in connection with any changes made to the Signs at Tenant's request (to the extent permitted hereunder) after the initial installation thereof.

            At such time as the Condition or any other applicable threshold provided in this subsection (b) is no longer satisfied, Landlord shall be permitted to remove, replace and/or alter (at Landlord's sole cost and expense) any of the Parapet Signs and/or Tenant's name on the Project Monument Sign or the Complex Monument Sign for which the applicable threshold is no longer satisfied (including, without limitation, by placing the name of Landlord, any other tenant of the Complex, or any other entity on such signs).

            (c) Landlord reserves the right to grant, pursuant to the REA, one
(1) additional exterior monument sign on the Project Plaza to other tenants of the Building during any period Tenant does not lease at least eighty percent (80%) of the Net Rentable Area of the Building; provided, however, (x) during any period Tenant does not lease one hundred percent (100%) of the Net Rentable Area of the Building, Landlord may grant one (1) additional exterior monument sign on the Project Plaza to a tenant of the Building which leases a minimum of two (2) full floors of the Building; and (y) in no event may Landlord install a monument sign on the Project Plaza which is larger than the Project Monument Sign at the time of its installation and the lettering on such additional monument sign shall not be larger than the lettering on the Project Monument Sign at the time of the installation of such lettering.

            (d) Landlord and Tenant agree that for all purposes of this Section
3.5 (including the immediately following paragraph), all references to "Tenant" under this Section 3.5 shall mean only "Company." As a result thereof, and notwithstanding anything to the contrary set forth in this Lease, the rights granted to Tenant under this Section 3.5 shall inure only to the benefit of Company, shall not be assignable by Company and shall not be enforceable by any assignee or sublessee of Company, except that the rights granted to Company under this Section 3.5 shall be assignable to any Permitted Affiliate(s) of Company to whom the entire interest of Tenant under this Lease is assigned in accordance with the provisions of Section 8.1(a) hereof, but such Permitted Affiliate shall be obligated to pay the reasonable costs of changing the name on the Signs to that of the Permitted Affiliate, plus a fee to Landlord in accordance with Exhibit K only to the extent the Base Building or Base Building Systems are affected by such change.

            Notwithstanding the foregoing restrictions on sublessees of Tenant, during any period during the Initial Term Tenant leases at least eighty percent (80%) of the Net Rentable Area of the Building, Tenant shall be permitted to grant to one sublessee of Tenant which subleases and occupies (and only during the period of such occupancy) a minimum of three (3) full floors in the Building the right to install such subtenant's name on the Project Monument Sign and the Project's portion of the Complex Monument Sign as determined pursuant to the terms of the REA, subject to the following conditions:

                        (1) Landlord consents to the name (or any changes
            thereto) to be installed on such signs, which consent shall not be unreasonably withheld;

                        (2) Tenant complies with the terms of the REA in
            locating such additional name on such signs, which Tenant recognizes may require Tenant to reduce the size of its name on such signs;

                        (3) The costs resulting from such installation shall be
            borne by Tenant plus a fee to Landlord in accordance with Exhibit K only to the extent the Base Building or Base Building Systems are affected by such installation; and

                        (4) Landlord shall be permitted to remove such name (at
            Tenant's cost and expense) at the expiration of the Initial Term (even to the extent Tenant exercises a Renewal Option).

If Tenant installs a subtenant's name on the Project Monument Sign or the Complex Monument Sign pursuant to the terms of this paragraph, and thereafter Tenant's leases less than one hundred percent (100%) of the Net Rentable Area of the Building, Tenant shall not be obligated to remove such subtenant's name unless and until the earlier to occur of (i) the expiration of the Initial Term, or (ii) such subtenant's sublease expires or is earlier terminated (which removal shall be at Tenant's cost and expense). In no event shall more than one
(1) name of a sublessee of Tenant be located on the Project Sign and Complex Monument Sign at any one (1) time.

            (e) Except for the signage described in this Section 3.5 (including, without limitation, the signage described in subsection (c) above), no additional signs may be placed or allowed to remain on the Project Plaza (other than directional and traffic signs or signs required by the REA) without Tenant's prior written consent, which consent may be withheld in Tenant's sole discretion; provided, however, if, from time to time, more than one (1) full Floor of the Building is unoccupied and held by Landlord for lease, Landlord may place signs on the Project Plaza advertising such space (or any portion thereof) so long as Tenant approves (which approval shall not be unreasonably withheld) the size, design, location, and content of any such sign.

            3.6 Communications Equipment.

            (a) Subject to the provisions of this Section 3.6, Tenant shall have the right, at its sole cost and expense and for its use, to install, maintain and operate in the area of the Building roof shown on Exhibit B attached hereto (the "Communications Area") terrestrial communication dishes, not to exceed two
(2) feet in diameter, and rooftop communication antennae, not to exceed ten (10) feet in height, which shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, for use by Tenant in the conduct of its business (the "Communications Equipment"); provided, however, (i) such Communications Equipment may not extend beyond the boundaries of the Communications Area and may not compromise the aesthetics or appearance of the Complex in Landlord's reasonable discretion, (ii) Landlord shall not be obligated to incur any expense in accommodating the Communications Equipment which is not included in the Project Costs, and (iii) such Communications Equipment cannot interfere with any other equipment then located elsewhere within the Complex. Tenant agrees that Landlord shall be permitted to design and erect visual barriers around the Communications Equipment, the costs of which (other than the cost of constructing the Base Building Improvements, such as the Building parapet and curtain walls, but only to the extent such Base Building Improvements would have been installed by Landlord if the Communications Equipment were not located on the Building roof) shall be borne entirely by Tenant, provided such barriers do not materially interfere with the function of the Communications Equipment. Notwithstanding the foregoing, upon Landlord's request, Tenant agrees that if at the time of Landlord's request the

Communications Equipment is located on the roof of the Building, Tenant (at Tenant's cost and expense) will relocate all or any portion of the Communications Equipment to another area of the Complex selected by Landlord and permitted by the REA if (i) such relocation is required by Legal Requirements, and (ii) such new location would not materially compromise the function of the relocated equipment. Additionally, notwithstanding the foregoing, Tenant agrees at anytime after Tenant initially installs the Communication Equipment on the roof of the Building, upon Landlord's request, if at the time of Landlord's request the Communications Equipment is not located on the roof of the Building, Tenant (at Landlord's cost and expense) will relocate all or any portion of the Communications Equipment to another area of the Complex selected by Landlord and permitted by the REA if such new location will not materially compromise the function of the relocated equipment; provided, however, that if such relocation is required by Legal Requirements, then, such relocation shall be at Tenant's cost and expense. If the Communications Equipment is relocated to the roof of the Adjacent Garage, Tenant shall be obligated to sign a license agreement with the owners of the Adjacent Garage, and in no event shall a default by the owner of the Adjacent Garage under any such license agreement be a default by Landlord under this Lease. Tenant agrees to comply with the REA with respect to any relocated Communications Equipment.

            (b) Tenant agrees to pay all reasonable costs incurred by Landlord associated with Landlord's review of the plans for the Communications Equipment and with Tenant's installation, operation, utilization, replacement, maintenance and/or removal of such Communications Equipment. The costs of the initial installation of the Communications Equipment may be reimbursed from the Improvements Allowance for any such equipment installed as a part of the Tenant Improvements pursuant to Exhibit D-1. The Communications Equipment must be (i) designed, installed and operated in complete compliance with all Legal Requirements, and (ii) installed and operated so as not to adversely affect or impact structural, mechanical, electrical, elevator, or other systems of or serving the Building or the Complex or customary telephone service for the Building or Complex and so as not to cause injury to persons or property.

            (c) Tenant shall be permitted to employ Outside Contractors to undertake the installation of its Communications Equipment, subject to the provisions of Exhibit D-2 (including without limitation Landlord's approval of the qualifications of such contractors). Any such work conducted in connection with the installation of the Communications Equipment must be done in accordance with Exhibit D-2 and the Project Rules or any other reasonable regulations promulgated by Landlord pertaining to construction in or on the Project by all third party contractors of the same or similar trades.

            (d) Landlord hereby grants to Tenant the right to install (at Tenant's sole cost and expense), subject to the provisions of Section 5.2(c) hereof and Exhibit D-2, any additional equipment required to operate the Communications Equipment and to connect the Communications Equipment to Tenant's other machinery and equipment located in the Leased Premises (e g., conduits and cables) in the shafts, ducts, chases and utility closets located in the core of the Building (the "Additional Equipment"), which Additional Equipment shall be deemed a part of the Communications Equipment for all purposes of this Section 3.6; provided, however, that (i) the use of such space in the Building core by Tenant (except customary chases for cabling) may not adversely affect the marketability of the remaining space on any floor of the Building, as reasonably determined by Landlord, adversely affect or impact the structure of the Building, the Base Building Systems or the capacity in the core for the Base Building Systems, adversely affect or impact Landlord's ability to provide Building Standard Services to any tenant of the Building, or increase Operating Expenses (unless Tenant agrees in writing to pay any such increase in Operating Expenses), (ii) to the extent any such Additional Equipment occupies space (other than space in customary chases for the Base Building) that would have otherwise been Net Rentable Area on a floor of the Building, such space shall be included within the Net Rentable Area of the Leased Premises and Tenant shall be obligated to pay Base Rental as to such space at the rates and at the times specified in Section 2.2 above, and (iii) Tenant shall be obligated to reimburse Landlord for all reasonable costs incurred by Landlord in connection with Landlord's review of the plans for the Additional Equipment and with Tenant's installation, operation, utilization, replacement, maintenance and removal of such Additional Equipment.

            (e) Subject to the Project Rules and other reasonable rules relating to access control and safety that may be promulgated by Landlord pertaining to access by tenants to the Communications Area and provided Tenant does not unreasonably disturb any other tenants of the Building, Tenant and Tenant's Outside Contractors shall have reasonable access to the Communications Equipment and the Additional Equipment for purposes of operating, servicing, repairing or otherwise maintaining said equipment.

            (f) Tenant hereby indemnifies and holds Landlord harmless from all costs and expenses (including reasonable attorneys' fees and costs of suit), losses, damages or liabilities arising out of the design, installation, operation, maintenance, use, and removal by Tenant of the Communications Equipment and the Additional Equipment.

            (g) So long as Tenant leases one hundred percent (100%) of the Net Rentable Area in the Building and the Communications Equipment is located on the roof thereof, Tenant shall have the exclusive right to use the Communications Area for communications equipment. If, however, at any time during the Term Tenant then leases less than one hundred percent (100%) of the Net Rentable Area in the Building, (i) Tenant shall no longer have the exclusive right to use the Communications Area for communications equipment, and (ii) the portion of the Communications Area available to Tenant for its communications equipment shall be reduced proportionately, based on the relationship between the total Net Rentable Area of the Leased Premises then contained within the Leased Premises and the total Net Rentable Area of the Building. Except as expressly provided above, nothing contained in this Section 3.6 shall be deemed to prohibit or restrict any other individual or entity, including without limitation Landlord or any other tenant of the Building, from installing communications equipment in the Communications Area or elsewhere in the Project or the Complex or to use such areas for any other purpose; provided, however, Landlord shall not install or permit the installation of communications equipment in the Communications Area if the proposed equipment would materially and adversely interfere with the operations of the Communications Equipment then located therein.

            (h) Tenant agrees to reimburse Landlord for all reasonable costs and expenses incurred by Landlord pursuant to this Section 3.6 within thirty (30) days after receipt by Tenant of an invoice therefor from Landlord.

                                   ARTICLE IV

                  CARE OF PREMISES: LAW, RULES AND REGULATIONS

            4.1 Care of Leased Premises. Upon the expiration or any earlier termination of this Lease, Tenant shall surrender the Leased Premises to Landlord in good condition, except for ordinary wear and tear and any casualty or condemnation damage not required to be repaired or restored by Tenant pursuant to the terms of this Lease. Upon such expiration or termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises immediately.

            4.2 Entry for Repairs and Inspection. Landlord and its contractors, agents or representatives may enter into and upon any part of the Leased Premises (x) during reasonable hours as may be necessary to clean the same, make repairs, alterations or additions thereto or otherwise perform Landlord's obligations under this Lease, (y) upon reasonable prior notice to Tenant, for the purpose of showing the same to existing or prospective purchasers, lenders or investors or their respective agents, and (z) to prospective tenants (i) at any time that an Event of Default is in existence, or (ii) upon reasonable prior notice to Tenant, at anytime during the last twenty-four (24) months of the Term, or such earlier date that Tenant provides written notice to Landlord that Tenant will not exercise the next Renewal Option pursuant to Section 9.1 hereof. With respect to any of the aforementioned entries by Landlord into and upon any part of the Leased Premises other than for emergencies, cleaning, maintenance and routine repairs, Tenant shall be entitled to have a representative accompany Landlord. Tenant shall not be entitled to any abatement or reduction of Rent by reason of any such entry by Landlord. Landlord shall use its reasonable efforts not to interfere materially with the operation of Tenant's business during any such entry. Notwithstanding any of the foregoing, unless otherwise instructed by Tenant in writing, Landlord shall not enter areas designated by Tenant as high security areas (the "Security Areas") (provided Tenant has furnished Landlord with prior written notice of the location of the Security Areas) unless (a) Landlord shows reasonable cause and provides forty-eight (48) hours advance notice, or (b) an emergency situation exists in respect of which emergency situation the provisions of Section 3.2 shall apply. To the extent that Landlord's access to any portion of the Leased Premises (including without limitation the Security Areas) is restricted or limited by Tenant, Landlord shall be relieved of its obligations to perform those covenants that require access to such space during the time Landlord is denied access to such space.

            4.3 Nuisance. Tenant shall conduct its business and control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or unreasonably interfere with, annoy or disturb, any other tenant of the Complex or Landlord in its operation of the Project.

            4.4 Laws and Regulations; Rules of Project.

            (a) Tenant shall comply with, shall cause its employees and agents to comply with, shall use its reasonable efforts to cause its visitors and invitees to comply with, and shall correct any situation that results from Tenant's contractors' failure to comply with, all Legal Requirements relating to the use, condition or occupancy of the Leased Premises (and Tenant shall comply with all other Legal Requirements applicable to Tenant to the extent necessary to perform Tenant's obligations under this Lease), and with the rules of the Project reasonably adopted and altered by Landlord from time to time (and, during such period Tenant leases at least fifty percent (50%) of the Net Rentable Area in the Building, approved by Tenant, which approval shall not be unreasonably withheld) for the safety, protection, care and cleanliness of the Leased Premises, the Building and the Project, the operation thereof, the preservation of good order therein and the comfort of the tenants of the Building and their agents, employees and invitees, consistent with First Class Building Standards, which rules and regulations shall be binding upon Tenant (subject to Tenant's approval to the extent only provided above) upon Tenant's receipt of notice of the adoption or alteration of such rules and regulations (the "Project Rules"). The initial Project Rules are attached hereto as Exhibit
R. In the event of a conflict between the provisions of this Lease and the Project Rules, the provisions of this Lease shall control. Landlord shall not enforce the Project Rules with respect to Tenant in a manner that is more restrictive than Landlord's enforcement of the Project Rules as to any other tenants of the Building.

            (b) Landlord shall comply with all applicable Legal Requirements (including without limitation Environmental Laws [defined below]) relating to the Base Building to the extent necessary to perform Landlord's obligations under this Lease (except to the extent that such Legal Requirement relates to a tenant's (including Tenant's) obligations under its lease or other third party, in which case Landlord shall exercise reasonable efforts to cause compliance by such tenant (other than Tenant) or other third party). Landlord shall not default under the REA to the extent such default would cause Landlord to not meet its obligations to Tenant under this Lease, and Tenant shall not violate this Lease so as to cause Landlord to be in default under the REA. Landlord shall not cause to be installed in the Base Building or in the initial Tenant Improvements any material containing asbestos or any equipment or materials containing PCB's.

            4.5 Legal Use and Violations of Insurance Coverage. Tenant shall not occupy or use the Leased Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose that (i) is unlawful, (ii) is hazardous in any manner, (iii) creates noxious or offensive odors emanating from the Leased Premises, or (iv) does anything that would in any way increase the rate of, or cause the cancellation of, any fire, liability, or other insurance coverage on the Project or its contents, unless Tenant pays for the cost of such increased insurance premiums. Without limiting the provisions of the preceding sentence or any of the provisions of Section 4.4 above, Tenant shall comply with all applicable Legal Requirements regarding health, safety or the environment (the "Environmental Laws") relating to the use, condition or occupancy of the Leased Premises, including without limitation the application for and maintenance of all required permits, the submittal of all notices and reports, proper labeling, training and recordkeeping, and timely and appropriate response to any Release (defined below) or other discharge of a substance under Environmental Laws. In no way limiting the generality of the foregoing and notwithstanding anything to the contrary contained in this Lease, Tenant shall not cause or permit any Hazardous Materials (defined in Section 11.4 hereof) to be used, generated, treated, installed, stored or disposed of in, on, under or about the Leased Premises or the Complex except to the extent consistent with the customary and reasonable business practice of entities conducting businesses similar to the business being conducted by Tenant in the Leased Premises in Comparable Buildings; provided, however, (1) such Hazardous Materials do not endanger the health of any person on or about the Leased Premises or the Complex, (2) Tenant complies with all Legal Requirements applicable to such

Hazardous Materials, and (3) it is understood and agreed that with regard to such Hazardous Materials, the obligations of Tenant in this Section 4.5 shall apply [including without limitation, Tenant's obligation to clean up, remove, restore or take other remedial action with respect to any such Hazardous Material] even though Tenant is permitted pursuant to this sentence to cause such substance to be used in the Leased Premises subject to the limitations set forth above. It is hereby agreed that possession and use of copy machines and machines used to electronically accept written data which utilize small amounts of chemicals which may be included in the definition of Hazardous Materials shall be considered "customary and reasonable business practices" within the meaning of the previous sentence. Additionally, Tenant shall not permit to be present upon the Leased Premises, or contained in any transformers or other equipment thereon, any PCB's. "PCB" means any oil or other substance containing polychlorinated biphenyl (as defined in 40 CFR 761.3). Tenant shall not permit any asbestos, or any structures, fixtures, equipment or other objects or materials containing asbestos on the Leased Premises. Tenant shall immediately notify Landlord of the presence of any Reportable Quantity (defined below) of a Hazardous Material on or about the Leased Premises. As used in this Lease, "Reportable Quantity" shall mean that amount defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, pertinent regulations thereunder or other relevant Environmental Laws.

            4.6 REA Rights. The entire Complex is subject to the provisions of the REA. Landlord shall have the right to act, make decisions and give approvals with respect to, and amend, the REA from time to time throughout the Term without the consent of Tenant except as and to the extent expressly set forth in this Section 4.6:

            (a) If Landlord agrees to any amendment to the Initial REA or REA which directly or indirectly changes the method of allocation of costs of designing, developing and constructing the Common Improvements (as defined in the Initial REA) pursuant to the REA in a manner that would be adverse to Tenant without the consent of Tenant (which consent may be withheld by Tenant in its sole discretion), then for purposes of determining Project Costs under this Lease, the allocation of costs of designing, developing and constructing the Common Improvements to the Project shall be applied as if such amendment had not been entered into and shall instead be determined in accordance with the Initial REA (provided, however, the foregoing does not restrict changes in the allocation percentages provided for in the REA subject to Section 4.6(d)(i)(1) and (2) below);

            (b) If Landlord agrees to any amendment to the Initial REA or the REA (excluding equitable adjustments provided in Section 5.2(c) of the REA for which Tenant's consent shall not be required and the provisions hereof shall not apply) which directly or indirectly changes the manner in which any expenses (other than those addressed in subsection (a) above) are allocated under the Initial REA among Tower I Owner, Tower II Owner and Hotel Owner (each as defined in the Initial REA) with the result that (i) Tenant's Additional Rental, (ii) Tenant's Forecast Additional Rental, (iii) Operating Expenses, (iv) taxes, assessments and government charges under Section 2.4(a)(ix) of this Lease, or
(v) expenditures for maintenance, management, service or operation of the Complex (including, without limitation, the Adjacent Garage) attributable to the Project under Section 2.4(a)(x) of this Lease are increased by more than five percent (5%) in the applicable calendar year of Term above what any of such items (i) through (v) would have been for such calendar year had such items been determined under the Initial REA without the consent of Tenant (which consent may be withheld by Tenant in its sole discretion), then for purposes of determining such items (i) through (v) above under this Lease, the applicable allocation under the REA shall be applied as if such amendment had not been entered into and such allocation shall instead be determined under the Initial REA (however, Tenant acknowledges that the resolution of any arbitration of the actual cost allocations as provided under the Initial REA shall be binding for purposes of this Lease and the foregoing does not restrict changes in the allocation percentages provided for in the REA subject to Section 4.6(d)(i)(1) and (2) below). Additionally, if after the Commencement Date any capital improvements are added to the Complex Common Areas which were not contemplated by the Building Plans and Specifications and any such capital improvement (i) is not required to be made by Legal Requirements or the Initial REA, (iii) does not reasonably benefit the Building or the occupants thereof, or (iii) is not consented to by Tenant (which consent may be withheld by Tenant in its sole discretion), Landlord shall not include any allocation of the cost of installing such capital improvement in Operating Expenses. The Hotel/Tower I Canopy (defined in the REA) shall be subject to Tenant's approval and if approved by Tenant, Tenant agrees that the cost (both installation and operational cost) shall be allocated to the Project as provided in the REA and included in Project Costs or Operating Expenses as applicable;

            (c) Landlord will not agree to any amendment to the Initial REA or the REA which would materially and adversely affect Tenant's rights in Section
3.4 of this Lease without the consent of Tenant (which consent may be withheld by Tenant in its sole discretion);

            (d) During the Term of this Lease (but only to the extent expressly set forth below), Landlord will not consent to the following or agree to any amendment to the Initial REA or the REA, as applicable, which would have the effect of consenting to or modifying the following, as the case may be, as expressly set forth in the Initial REA without the consent of Tenant as and to the extent required below (all defined terms used in this Subsection (d) which are not otherwise defined in this Lease shall have the meaning set forth in the Initial REA):

                  (i) During the Term of this Lease, without the consent of Tenant (which consent may be withheld by Tenant in its sole discretion):

                        (1) Article I: reduce the square footage numbers
            included in the second sentence of the definition of "Gross Area" for Tower I Tract, Tower II Tract and Hotel Tract or the definition of "Gross Area Ratios" except in connection with a reduction in the size of the Building pursuant to Section 1.3(c) of this Lease, in which event the Gross Area of Building Improvements on Tower I Tract shall be reduced by 24,000 square feet for each floor so reduced;

                        (2) Section 5.5(a): reduce the minimum parking ratios by
            more than ten percent (10%); or

                        (3) Section 11.1(c): adjust the northern or southern
            portion of the Hotel Tract as reflected on the Plot Plan in a manner which would result in the northern boundary of the South Portion of the Hotel overlapping the Building by more than eighty (80) feet.

                  (ii) Only during such period of time as Tenant leases fifty percent (50%) or more of the Net Rentable Area (as defined in this Lease) of the Building (as defined in this Lease), without the consent of Tenant (which consent may be withheld by Tenant in its sole discretion):

                        (1) Article I: prior to the completion of construction
            and opening of the Hotel, modify the definition of "Four Diamond Hotel" except to the extent of an equivalent American Automobile Association Rating;

                        (2) Article I: increase the percentage set forth in the
            definition "Tower II Reserved Spaces" unless the percentage in the definition of "Tower I Reserved Spaces" is increased proportionately (excluding increases resulting from increases in the size of the Parking Deck);

                        (3) Article I: reduce the number of Parking Spaces set
            forth in the definition of "Visitor Parking Spaces" below 120;

                        (4) Section 3.1(c): consent to changes to Tower II Plans
            that would increase the height of Tower II above 14 stories or changes to the Hotel Plans that would increase the number of guest rooms in the Hotel to more than 250 rooms, decrease the number of guest rooms to less than 170, or decrease the width of the Hotel guest rooms to less than 13.5 feet;

                        (5) Section 5.3(a): increase the designated Shared
            Spaces unless Tenant is allocated fifty percent (50%) of such Shared Spaces;

                        (6) Section 5.6(b): increase the "oversell" percentage
            of 15% of either Tower I Owner's or Tower II Owner's Allocable Share of Parking Deck Spaces;

                        (7) Section 5.8: modify the hours of operation of the
            Parking Deck;

                        (8) Article XI: consent to any amendment to Article XI
            (Restrictions); or

                        (9) Article XII: consent to any amendment to Article XII
            (Signage) or Exhibit F.

                  (iii) Only during such period of time Tenant leases more than eighty percent (80%) of the Net Rentable Area (as defined in this Lease) of the Building (as defined in this Lease), without the consent of Tenant (which consent may be withheld in Tenant's sole discretion):

                        (1) Section 5.1: consent to any expansions of the
            Parking Deck by Tower II Owner or Hotel Owner (however, Tenant's consent shall not be required for the completion of the fifth (5th) level of the Parking Deck pursuant to Section 5.11 of the REA or to adding back spaces that were not constructed pursuant to Section
            5.14 of the REA); or

                        (2) Section 5.11: exercise Landlord's right to expand
            the Parking Deck (however, Tenant's consent shall not be required for the completion of the fifth (5th) level of the Parking Deck pursuant to Section 5.11 of the REA).

                  (iv) Only during such period of time as Tenant leases fifty percent (50%) or more of the Net Rentable Area (as defined in this Lease) of the Building (as defined in this Lease), without the consent of Tenant (which consent shall not be unreasonably withheld):

                        (1) Section 5.4: amend the provisions of Section 5.4;

                        (2) Section 5.10: consent to the Parking Deck Rules or
            agree to materially modify the Parking Deck Rules;

                        (3) Section 6.1: consent to the Loading Dock Rules or
            agree to materially modify the Loading Dock Rules; or

                        (4) Section 10.2: relocate the Tower I Communication
            Area or the Tower II Communication Area from the general locations shown on the Plot Plan attached to the Initial REA (except to the extent such relocations are provided for in Section 10.2 of the Initial REA).

            (e) Tenant acknowledges and agrees that whenever Tenant's consent is required under this Section 4.6, Tenant's consent (i) shall not be required to the extent any of the foregoing action is required in order to comply with Legal Requirements, and (ii) shall be deemed given if Tenant does not furnish written notice to Landlord of its objection within fifteen (15) days of receipt of Landlord's request (unless a period shorter than fifteen (15) days is expressly provided in the REA, in which event Tenant must furnish its written objection to Landlord two (2) days prior to the date Landlord must respond under the REA and Landlord agrees to include in any such request the date by which Tenant must respond).

            (f) Landlord and Tenant agree that for all purposes of this Section 4.6, all references to "Tenant" under this Section 4.6 shall mean only "Company." As a result thereof, and notwithstanding anything to the contrary set forth in this Lease, the rights granted to Tenant under this Section 4.6 shall inure only to the benefit of Company, shall not be assignable by Company and shall not be enforceable by any assignee or sublessee of Company, except that the rights granted to Company under this Section 4.6 shall be assignable to a Permitted Affiliate of Company to whom the entire interest of Tenant under this Lease is assigned in accordance with the provisions of Section 8.1(a) hereof.

                                   ARTICLE V

                    CONSTRUCTION OF IMPROVEMENTS AND REPAIRS

            5.1 Base Building Improvements. Landlord shall provide and install the Base Building Improvements in accordance with Exhibit C-1 in compliance with Legal Requirements in effect prior to the Building Permit Date. In connection with such installation of the Base Building Improvements, Landlord and Tenant agree to comply with the following provisions:

            (a) Landlord recognizes that changes in the working drawings of the Base Building may be required to accommodate the Tenant Improvements, including floor penetrations, increases to floor load requirements and other items. As provided in Section 1.3, Tenant has approved the Preliminary Building Plans and Specifications. For any Base Building changes hereafter requested by Tenant that are included in the Final Bid Specifications and for any Base Building changes requested by Tenant thereafter, within twenty (20) days after the General Contractor (defined below) so advises Landlord (the "Twenty Day Period"), Landlord will advise Tenant of the General Contractor's best estimate, which estimates are not binding on Landlord or the General Contractor, of the number of days of Tenant Delays that will be caused by such changes, any increase in cost associated with such changes and any additional requirements necessary to accommodate the noted changes. Provided Tenant notifies Landlord to proceed with such changes within five (5) days of Tenant's receipt of Landlord's notice [or, to the extent Tenant requests any such change while the construction of the Base Building is progressing and Landlord responds to Tenant as quickly as possible within the Twenty Day Period, such shorter period of time as Landlord shall reasonably determine is necessary to meet the Building Construction Schedule (defined in Section 5.1(b) below) and of which Tenant is advised] and Tenant agrees (i) to reimburse Landlord for Landlord's actual expenses associated with such Base Building modification including reasonable additional architectural and engineering fees, and (ii) if applicable, to comply with Landlord's additional reasonable requirements (such as changes in penetration locations necessary because of the structure), then Landlord will proceed to make such requested modifications to the Base Building. Notwithstanding the foregoing, Landlord shall not be obligated to proceed with any requested modifications to the Base Building if Landlord reasonably determines within the Twenty Day Period that any such modification will adversely impact or jeopardize the Building (including without limitation, the marketability thereof) or delay the Building Construction Schedule or the Tenant Construction Schedule. Notwithstanding the foregoing, if (x) Tenant agrees in writing that the entire delay in the Building Construction Schedule or the Tenant Construction Schedule resulting from such requested change to the Base Building will constitute a Tenant Delay (as to the Building Construction Schedule) and a Tenant Improvement Delay (as to the Tenant Construction Schedule) for all purposes of this Lease, and (y) the total of (i) the aggregate of the number of days of Tenant Delays and Tenant Improvement Delays Tenant has previously agreed to in writing under this sentence, Section 1.2(d) above, and the penultimate sentence under Section 1.3(e), plus (ii) General Contractor's or Tenant Contractor's (as applicable) estimate of the number of days of subject delay, is less than ninety (90) days, then Landlord will proceed with such requested modification to the Base Building to the extent that the other requirements above are satisfied.

            (b) Within sixty (60) days after commencement of actual construction of the Base Building by the general contractor for the Base Building (the "General Contractor") under its general contract, Landlord shall cause to be prepared and delivered to Tenant a schedule with respect to the construction of the Base Building (the "Building Construction Schedule"). Tenant may use the Building Construction Schedule in planning its work to be done in, and its contemplated move into, the Initial Leased Premises. Based upon the Building Construction Schedule, as soon as practicable after delivery of the Building Construction Schedule, Landlord shall work with Tenant's architects and Tenant in preparing Tenant's proposed construction schedule (the "Tenant Construction Schedule") generally detailing the timing of Tenant's work in the Initial Leased Premises, whereupon Landlord shall notify Tenant if in Landlord's reasonable judgment such Tenant Construction Schedule is reasonably expected to have a materially adverse impact upon the Building Construction Schedule. Such Tenant Construction Schedule shall include at least one hundred twenty (120) days for construction of Tenant Improvements for each Major Portion and sufficient time thereafter for delivery, assembly and set-up of Tenant's fixtures, furnishings and equipment. Tenant shall notify Landlord concerning any proposed changes in the Tenant Construction Schedule, whereupon Landlord shall notify Tenant if in Landlord's reasonable judgment such change is reasonably expected to have an adverse impact upon the Building Construction Schedule. In the event there is a material change in the Building Construction Schedule which would materially adversely affect the Tenant Construction Schedule, Landlord shall so notify Tenant; provided, however, if Landlord changes the Building Construction Schedule and such change is not caused or requested by Tenant or Tenant's agents, architects, engineers, contractors or consultants, such resultant change in the Tenant Construction Schedule shall not constitute a Tenant Delay.

            (c) In any instance where, in Landlord's reasonable judgment, Tenant's desired changes to the Base Building will adversely impact the appearance, function or safety of the Building or the Project or the Building Construction Schedule for the Base Building or for the leasehold improvements in the Building other than the Leased Premises, Landlord reserves- the right to disapprove any such desired Base Building modification. Furthermore, Tenant shall be fully liable for all costs and expenses (including without limitation costs resulting from associated delays and costs incurred by Landlord in obtaining necessary permits and licenses) directly resulting from any Base Building modifications or with any changes to the Building Construction Schedule requested by or resulting from Tenant's construction activities, provided that Landlord promptly (after receipt of the General Contractor's pricing estimate) advises Tenant of such costs and expenses, which estimates are not binding on Landlord or General Contractor, and provided further that Tenant shall be entitled to apply any unspent portion of the Improvements Allowance against such costs and expenses subject to the restrictions specified in Section 2.5.

            (d) It is hereby stipulated that time is of the essence in connection with Landlord's and Tenant's compliance with the terms of this
Section 5.1.

            (e) Notwithstanding anything to the contrary contained in this Lease, Tenant shall be obligated to pay to Landlord all Project Costs incurred by Landlord under this Lease to the extent the Project Costs incurred by Landlord exceed $170.00 per square foot of Net Rentable Area in the Initial Leased Premises. The Project Costs shall be paid as follows:

                  (i) Landlord shall pay all Project Costs until such time as Landlord has paid Project Costs equal to $160.00 per square foot of Net Rentable Area in the Building;

                  (ii) Then, all Project Costs shall be paid in the following proportions:

                        Landlord - 66 2/3%
                        Tenant   - 33 1/3%

      until such time as Landlord has paid total Project Costs of $170.00 per square foot of Net Rentable Area; provided, however, if at the time Landlord has paid $160.00 per square foot of Net Rentable Area in the Building, Landlord reasonably estimates that the remaining Project Costs to. complete the Project are

                        (A) less than ten dollars ($10.00) per square foot of
            Net Rentable Area, Tenant shall not be obligated to pay any portion of the Project Costs until the earlier to occur of (1) the date Landlord's estimate increases to in excess of $170.00 per square foot in the aggregate, or (2) Landlord actually pays Project Costs in excess of $170.00 per square foot; or

                        (B) more than ten dollars ($10.00) per square foot (the
            "Estimated Excess"), Tenant shall be obligated to pay its proportionate share as provided above until Tenant has paid the full amount of the Estimated Excess and thereafter Tenant shall not be obligated to pay its proportionate share unless and until the earlier to occur of (1) such Estimated Excess increases, or (2) Landlord actually pays more than the Estimated Excess.

                  (iii) Thereafter, all Project Costs shall be paid by Tenant.

Landlord and Tenant acknowledge and agree that the intent of this subsection (e) is for Landlord to pay Project Costs of $170.00 per square foot of Net Rentable Area in the Building and for Tenant to pay all Project Costs in excess of $170.00 per square foot. At such time as the final Project Costs are determined pursuant to Section 2.2(b), a reconciliation shall occur between Landlord and Tenant so that Landlord and Tenant shall have paid the appropriate amounts contemplated by this subsection (e).

            5.2 Tenant Improvements.

            (a) Landlord and Tenant shall cause the Tenant Improvements to be constructed in accordance with Exhibit D-1. As provided in Exhibit D-1, Landlord shall enter into the Construction Contract with the Tenant Contractor, and Landlord shall serve as the construction manager for the Tenant Improvements and shall be responsible for coordinating construction activities under the Construction Contract with construction activities relating to the Base Building.

            (b) Except as otherwise provided in Exhibit C-1, Tenant will be responsible for the preparation of the Space Plans and Bid Documents for the Tenant Improvements (as such terms are defined in Exhibit D-1), which plans and specifications shall be prepared at Tenant's cost and expense in accordance with Exhibit D-1, hereof. Tenant has selected Design Source, Inc. as the architect to prepare the Bid Documents, and Landlord hereby approves such architect. Landlord shall have the right to approve any proposed engineer to be employed by Tenant for the Bid Documents and any change to the architect referred to above, which approval shall not be unreasonably withheld. All Bid Documents are subject to Landlord's reasonable approval as provided in Exhibit D-1. Tenant's architect and engineer shall work and coordinate with ccrd Partners (Landlord's mechanical, electrical and plumbing engineer) during the preparation of the Bid Documents. All structural changes to the Base Building must be designed by Brockette-Davis-Drake, Inc. (the Base Building engineer). Tenant's architect shall be responsible for designing the Tenant Improvements at Tenant's sole cost and expense, except as provided above. Landlord and Tenant shall comply with the schedules set forth in Exhibit D-1 for the preparation, review, and approval of such plans and specifications, or another schedule mutually agreed to by Landlord and Tenant in writing. Landlord shall not be required, nor shall Tenant be allowed, to install any improvements that (i) are not compatible with (or are potentially damaging to) the Base Building structural, mechanical, electrical, plumbing or other systems, (ii) adversely impact (in Landlord's reasonable judgment) either the exterior appearance or operations of the Building or the public areas thereof, (iii) are not approved by Landlord, which approval shall not be unreasonably withheld, or (iv) do not comply with Legal Requirements. Landlord shall be required to bear the expense of installing the Base Building Improvements. The cost of all Tenant Improvements shall be for Tenant's account. If Landlord requires the purchase of payment or performance bonds in connection with the construction of the Tenant Improvements, the cost thereof will be charged against the Improvements Allowance; however, Landlord agrees to notify Tenant, upon written request of Tenant, whether Landlord will require such a bond from any particular contractors Tenant desires to include in the pricing of the Tenant Improvements work pursuant to Exhibit D-1. Additionally, Landlord shall not charge a separate fee for acting as the construction manager for the construction of the Tenant Improvements in the Initial Leased Premises, nor shall such fee be charged against the Improvements Allowance; provided, however, Landlord and/or HILP shall be entitled to collect the Development Fee.

            (c) After the completion of the Tenant Improvements in accordance with the Bid Documents, Tenant shall not make or allow to be made any material alterations or physical additions in or to the Leased Premises, or place safes, vaults, files, library shelves or other heavy furniture or equipment within the Leased Premises, without first obtaining the written consent of Landlord to the plans and specifications therefor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make alterations and physical additions to the Leased Premises without Landlord's consent provided: (i) Tenant notifies Landlord in writing and furnishes Landlord with complete plans and specifications for all material alterations or additions (including without limitation, those that affect Base Building Systems) or for any alterations or additions for which plans are used at least fifteen (15) days prior to undertaking them and in all events prior to awarding a construction contract relating thereto, (ii) Tenant provides Landlord with "record" plans and specifications related to any such material alterations or additions upon completion of same, (iii) such alterations or additions are not visible from public areas of the Project or from the exterior of the Leased Premises or the Building, (iv) the modifications are in compliance with all Legal Requirements,
(v) such additions and alterations do not affect the Base Building Systems, or the structural integrity of the Project, (vi) Tenant coordinates its activities with the Building's property manager, (vii) such modifications are not in violation of this Lease and will not interfere with the use and occupancy of any other portion of the Building by any other tenant or occupant of the Building,
(viii) all such modifications are constructed in a good and workmanlike manner using first class construction materials and in accordance with this Lease (including without limitation, Exhibit D-2), (ix) when completed, such alterations will not cause the Leased Premises to be unsuitable for general office use, and (x) the costs of such alterations then desired by Tenant do not exceed $40,000.00. Tenant shall reimburse Landlord for the reasonable costs incurred by Landlord to engage an engineer to review such conditions. If Tenant selects Landlord to manage the construction of the aforesaid alterations or additions, Tenant agrees to pay Landlord a cost recovery fee in accordance with Exhibit K. If Tenant utilizes Outside Contractors, such work shall be performed in accordance with Exhibit D-2. Notwithstanding the foregoing, any alterations, modifications or additions that affect the connections of the life safety systems and fire alarm systems into the Base Building and all other alterations, modifications or additions that affect connections into a Base Building System or the structural integrity of the Project shall be completed by Landlord at Tenant's sole cost and expense, plus a fee to Landlord as provided in Exhibit K only on that portion of the cost of the alterations, modifications or additions which are related to the Base Building, Base Building Systems or the structural integrity of the Project.

            (d) "Non-removable Improvements" shall mean all mechanical equipment above the ceiling (except computer, telephone, or telecommunications cables, provided Tenant restores any damage caused by the removal of such items, including, but not limited to, damage to the ceiling), the ceiling system, the ceiling tile, light fixtures (other than chandeliers, provided Tenant replaces the ceiling tile and leaves a connection for a replacement chandelier or Building Standard fixture), walls, cabinets, wall coverings, wall penetrations with pull strings, doors, door hardware, floor coverings (other than area rugs), all electrical and plumbing systems and fixtures located within the Leased Premises, blinds (but not curtains), and any other improvements necessary for the Leased Premises to be a functional, integral unit. All Non-removable Improvements and all other improvements not removed by Tenant shall become the property of Landlord upon the expiration or any earlier termination of this Lease; provided, however, Tenant must remove all movable equipment, furnishings, furniture and trade fixture (that are not Non-removable Improvements) and if Tenant fails to remove such items Landlord may have the same removed and stored, all at Tenant's cost, and any resulting damage to the Leased Premises shall be repaired at Tenant's expense, and if within thirty (30) days after the termination or expiration of this Lease such items are not reclaimed by Tenant, such improvements may be disposed of by Landlord in its sole discretion, without reimbursement therefor to Tenant. Tenant shall be permitted to remove all improvements to the Leased Premises (other than Non-removable Improvements), including without limitation special millwork (except decorative moldings) installed in the Leased Premises by Tenant at its cost and expense provided (i) Tenant repairs any damage to the Leased Premises caused by the removal, excluding reasonable wear and tear, (ii) after the removal the space can be leased as a complete functional, integral unit (e.g., if the millwork was, or served in lieu of, a wall, the wall is replaced), and (iii) an Event of Default is not then in existence.

            (e) Except to the extent that such costs, losses, liabilities or actions result from Landlord's willful misconduct, Tenant shall indemnify and hold Landlord harmless from and against all costs (including reasonable attorneys' fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by Tenant to the Leased Premises, including, but not limited to, any mechanic's or materialman's liens asserted in connection therewith.

            (f) Tenant shall have no authority or power, express or implied, to create or cause to be created any mechanic's, materialmen's or other lien, charge or encumbrance of any kind against the Leased Premises or the Complex, or any portion thereof. Should any mechanic's, materialmen's or other lien, charge or encumbrance of any kind be filed against any portion of the Complex or Leased Premises by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled or discharged of record by bond or otherwise within thirty (30) days after notice to Tenant by Landlord. If Tenant shall fail to cancel or discharge said lien or liens within said thirty
(30) day period, Landlord may, at its sole option, cancel or discharge the same, and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all costs incurred in canceling or discharging such liens, plus a fee to Landlord in accordance with Exhibit K.

            5.3 Repairs by Landlord. After the Tenant Improvements have been installed in the Initial Leased Premises pursuant to the provisions of this Lease, the maintenance of the Base Building, including but not limited to, Base Building Improvements (except as provided below), and of the General Common Areas, Common Areas, Service Areas and the exterior of the Project, including
(i) the roof, exterior walls (including glass curtain walls, windows, and doors not within or entering into the Leased Premises), foundation and other structural elements of the Building and Parking Facility, (ii) Base Building Systems, and (iii) driveways, curbs, signs (except to the extent provided to the contrary in Section 3.5), landscaping and exterior areas (including painting and striping of parking areas), shall be Landlord's obligation and shall be performed at Landlord's election either by Landlord or its designee under Landlord's supervision, and Landlord, or Landlord's designee (which may be the party entitled or designated under the REA to perform such maintenance within the Complex); provided, however, that subject to Section 6.7 hereof, if any damage to the Project or Adjacent Garage is caused by Tenant or Tenant's agents, contractors or employees, and such damage is not covered by the insurance carried by Landlord pursuant to the terms of this Lease or the proceeds of such insurance are not sufficient to cover Landlord's reasonable costs to repair or restore such damage (including without limitation, the payment to Landlord of a cost recovery fee in accordance with Exhibit K), Tenant shall be obligated to pay Landlord the amount by which the aforementioned reasonable costs exceed the proceeds (if any) of the insurance carried by Landlord pursuant to the terms of this Lease. Notwithstanding the foregoing, those items in Exhibit C-1 to be installed at Tenant's expense shall also be maintained and repaired by Landlord at Tenant's expense. Except for the foregoing, Landlord shall not otherwise be obligated to make improvements to, or repairs of, the Leased Premises; provided, however, Landlord, or Landlord's designee, may make such improvements to, or repairs of, the Leased Premises as Tenant shall request in writing, at Tenant's sole expense, at a cost equal to the costs incurred by Landlord for such improvements, maintenance or repairs, plus a fee to Landlord for administrative cost recovery in accordance with Exhibit K.

            5.4 Repairs by Tenant. Subject to Section 5.3 hereof, Tenant shall, at its own cost and expense, keep the Leased Premises and all Leasehold Improvements in a good and presentable condition, normal wear and tear excepted and, subject to any casualty or condemnation not required to be repaired by Tenant and any janitorial services to be provided by Landlord pursuant to
Section 3.1(a)(iv) hereof. Notwithstanding the foregoing, if any of the repairs Tenant is obligated to make pursuant to this Section 5.4 affect the connections of the life safety systems and fire alarm systems in the Base Building and all other repairs that affect connections into a Base Building System or the structural integrity of the Project shall be completed by Landlord at Tenant's sole cost and expense, including the payment to Landlord of a cost recovery fee in accordance with Exhibit K only on that portion of the cost of the repairs which are related to the Base Building, Base Building Systems or the structural integrity of the Project. In addition to the other remedies available to Landlord pursuant to this Lease, if Tenant fails to commence any repairs Tenant is obligated under this Section 5.4 to make to the Leased Premises and the Leasehold Improvements within thirty (30) days after written notice from Landlord to Tenant and, thereafter, diligently proceed with such repair work until completion, then Landlord may, at its option, make such repairs or any replacements deemed necessary by Landlord, and Tenant shall pay to Landlord on demand Landlord's actual cost thereof, plus a fee to Landlord in accordance with Exhibit K.

            5.5 Payments by Tenant. Tenant agrees that all payments to Landlord required under this Article V shall be made to Landlord within thirty (30) days of receipt by Tenant of an invoice and supporting documentation from Landlord indicating the amount owed to Landlord pursuant to this Article V.

            5.6 Management. The property management company acting as property manager for the Project shall be (i) a Hines Manager, (ii) a person or entity of recognized standing, experience and capability that is engaged in the property management business and that it or an Affiliate thereof (or their respective predecessors or principals) shall have under management, for at least five (5) consecutive years experience immediately prior to undertaking management of the Project, at least 2,500,000 square feet of net rentable area of commercial office space (which may include related retail space) in major metropolitan areas in the United States, (iii) if Landlord is a Financial Institution (defined in Section 11.4) or an Affiliate of a Financial Institution, and such Financial Institution utilizes a property management firm in which it or any of its Affiliates owns an interest, such property management firm, or (iv) a property management company reasonably acceptable to Tenant. In any event, Tenant shall have the right to interview the individual who is the on-site property management representative. Landlord and Tenant shall jointly (each acting reasonably) select the designated on-site property management representative, and Tenant must approve any replacement for such on-site property management representative, which approval shall not be unreasonably withheld. In no event shall any of the foregoing requirements apply to the hiring of brokers or leasing agents.

                                   ARTICLE VI

                      CONDEMNATION, CASUALTY AND INSURANCE

            6.1 Condemnation.

            (a) If (1) all or substantially all of the Leased Premises should be permanently taken or condemned for any public purpose, or (2) such portion (but at least thirty percent (30%)) of the Leased Premises as would render the continuance of Tenant's business from the Leased Premises impracticable should be permanently taken or condemned for any public purpose, then this Lease, at the option of Tenant upon the giving of notice to Landlord within thirty (30) days from the date of such condemnation or taking, shall forthwith cease and terminate as provided in Section 6.1(c) below.

            (b) If all or substantially all of the Project, or so much thereof as to cause the remainder not to be economically feasible to operate, as reasonably determined by Landlord (and such determination shall be deemed reasonable to the extent based upon Landlord's failure to receive condemnation awards or proceeds sufficient to repair the Project as required by this Section 6.1), should be permanently taken or condemned for any public purpose, then Landlord shall have the option of terminating this Lease by notice to Tenant within thirty (30) days from the date of such condemnation or taking.

            (c) If this Lease is terminated as provided in subsections (a) or
(b) above, this Lease shall cease and expire as if the date of transfer of possession of the Leased Premises, the Project, or any portion thereof, was the expiration date of this Lease.

            If this Lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay all Rent up to the date of transfer of possession of such portion of the Leased Premises so taken or condemned and this Lease shall thereupon cease and terminate with respect to such portion of the Leased Premises so taken or condemned as if the date of transfer of possession of the Leased Premises was the expiration date of the Term relating to such portion of the Leased Premises. Thereafter the Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental and Tenant's Additional Rental Adjustment shall be calculated based on the Net Rentable Area of the Leased Premises not so taken or condemned. If any such condemnation or taking occurs and this Lease is not so terminated, Landlord shall, to the extent practical, promptly repair the Leased Premises or the Project, as the case may be, so that the remaining portion of the Leased Premises or Project, as the case may be, shall constitute a complete architectural unit, and in the case of the Leased Premises reasonably fit for Tenant's occupancy and business as reasonably determined by Tenant and Landlord (with any disagreement between Tenant and Landlord to be resolved by arbitration pursuant to Section 10.1 hereof).

            (d) If any taking or condemnation for any public purpose of the Leased Premises or any portion thereof occurs for one hundred eighty (180) days or less, then it shall be deemed a temporary taking and this Lease shall continue in full force and effect except that Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental and Tenant's Additional Rental Adjustment shall be calculated based on the Net Rentable Area of the Leased Premises not so taken, for the period of time that the Leased Premises are so taken as of the date of transfer of possession of the Leased Premises, and Landlord shall be entitled to the proceeds of such taking and shall be under no obligation to make any repairs or alterations to the portion so taken.

            (e) In the event of any condemnation or taking of the Leased Premises, Tenant, or anyone claiming under it, at its expense may, jointly with Landlord, appear, claim and prove, in proceedings relative to such taking, (i) the value of Tenant's leasehold estate created by this Lease, (ii) the value of any fixtures, furniture, furnishings, Leasehold Improvements and other personal property that were condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the Term, (iii) the unamortized cost of Leasehold Improvements that are not so removable by Tenant at the end of the Term and that were installed solely at Tenant's expense (i.e., not paid by Landlord or with allowances provided by Landlord), and (iv) any relocation and moving expenses as the result of such condemnation.

            Any and all condemnation or similar proceeds that are awarded as a lump sum or as separate awards made to Landlord and Tenant attributable to the interest of Tenant under this Lease and the interest of Landlord in the Project by the condemning authority (all of such proceeds being herein called the "Condemnation Proceeds") shall, notwithstanding the termination of this Lease, be divided as follows:

                        (1) If this Lease is terminated in its entirety, pro
            rata to Landlord and Tenant in proportion to the value of their respective properties, estates, rights and interests so taken.

                        (2) If this Lease is only partially terminated, then (a)
            first, to the cost of repairing and restoring the untaken portion of the Project, and (b) thereafter as set forth in clause (1) above.

                        (3) Notwithstanding the foregoing, however, if
            Landlord's pro rata share determined pursuant to clause (1) above shall be insufficient to retire the Required Amount (defined below), Tenant's pro rata share payable to it under said clause (1) shall be reduced by the amount that, when taken together with Landlord's pro rata share, is equal to the Required Amount, provided that, for purposes of this sentence only, Landlord's pro rata share shall be deemed reduced by an amount equal to the lesser of (i) all payments on account of condemnation that Landlord is obligated to make to other tenants in the Building in accordance with their leases, or
            (ii) the net amount all of said other tenants would be entitled to receive from Landlord or the condemning authority on account of such condemnation if each such lease contained a section identical to this Section 6.1(e) and each such other tenant made a contribution to Landlord (or had such tenant's pro rata share reduced) pro rata according to the value of their respective leasehold estates in accordance with this subsection (3). Additionally, notwithstanding anything to the contrary set forth herein, in the event of such condemnation or other taking affects Landlord's interest in the Adjacent Garage or the Complex Common Areas, the term "Condemnation Proceeds" shall include only Landlord's allocated share of the proceeds from such condemnation or other taking applicable to such areas, as determined by the REA.

                  As used herein, the term "Required Amount" shall mean the total of (x) all sums required to be paid to any lender under any mortgage or deed of trust burdening the Project, to the extent the proceeds of which were used for the financing or refinancing of the cost of purchasing and/or developing the Project and the Adjacent Garage or to pay for any capital improvements for the operation of the Project and the Adjacent Garage (and for purposes of this clause (e), if a foreclosure of the deed of trust or mortgage securing such loan or proceeding or transfer in lieu thereof shall have theretofore occurred, such calculation shall be made without taking into account such foreclosure or any reduction in debt attributable to the consideration bid at foreclosure or any proceeding or transfer in lieu thereof); (y) all of the Equity Contributions (defined below); and (z) any amounts required to be paid to any lessor under any land or ground lease then covering any portion of the Project Land. As used herein, "Equity Contributions" shall mean the entire Outstanding Project Costs (defined below) of the Project paid by Landlord and/or funded by any equity financing source, minus that portion of such cost that was financed or refinanced through loans to Landlord secured by any mortgage or deed of trust described in clause (x). As used herein, "Outstanding Project Costs" shall mean all Project Costs, plus the unamortized cost of any capital improvements for the operation of the Project and the Adjacent Garage that are not included in Operating Expenses under this Lease or in operating expenses (as that term is defined) in other leases of space in the Building.

            If Landlord and Tenant are unable to agree as to such allocation, the matter shall be submitted to arbitration pursuant to Section 10.1 hereof.

            (f) Notwithstanding anything to the contrary contained in this
Section 6.1, a taking or condemnation for any public purpose of all or any portion of the Parking Facility shall be governed by the provisions of Section 3.4(c) hereof and this Section 6.1 shall not apply thereto.

            6.2 Damages from Certain Causes. Except for Landlord's willful misconduct or gross negligence and subject to the other provisions of this Lease, Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, war, requisition or order of governmental body or authority, court order or injunction, or any other cause beyond Landlord's control; provided, however, Landlord shall not be liable or responsible for any inconvenience or interruption in the conduct of Tenant's business unless such interruption or inconvenience results from Landlord's willful misconduct.

            6.3 Casualty Clause.

            (a) If any portion of the Project (specifically including the Leasehold Improvements but excluding any other tenant's leasehold improvements) (hereinafter collectively referred to as the "Damaged Property") is damaged by fire, earthquake, flood or by any other casualty of any kind or nature (a "Casualty"), then Landlord shall proceed promptly to rebuild or restore the Damaged Property, subject to Section 6.3(b) and (d) hereof, and, with respect to the rebuilding of the Leasehold Improvements, shall be paid a fee in accordance with Exhibit K only to the extent there are sufficient proceeds available after completion of the applicable restoration to pay such fee. If, in the reasonable opinion of Landlord's architect, which Landlord shall cause its architect to deliver to Tenant not more than thirty (30) days after the Casualty, the Damaged Property cannot be repaired to the condition required in Section 6.3(d) below within two (2) years after the date of such Casualty, then Tenant shall have the right to terminate this Lease by notifying Landlord in writing of such termination within thirty (30) days after receipt of Landlord's architect's opinion. Any failure by Tenant to deliver such termination notice to Landlord by such thirtieth (30th) day shall constitute a waiver of Tenant's right to terminate this Lease pursuant to this subsection (a) as a result of such Casualty. If Tenant exercises its right to terminate this Lease pursuant to this subsection (a), Landlord shall not be obligated to rebuild or restore the Damaged Property. If a Casualty damages any of the Leasehold Improvements, the two (2) year period described above shall be calculated assuming the Leasehold Improvements will be rebuilt only to the Landlord Restored Condition (defined in Section 6.3(d)).

            (b) Landlord may elect to terminate this Lease on account of a Casualty by delivering written notice to Tenant within thirty (30) days after a Qualified Damage. As used herein, a "Qualified Damage" shall mean:

                  (i) There shall be damage to an extent greater than fifty percent (50%) of the replacement cost of the Building above the foundation, and such damage or destruction shall be caused by a risk (an "insured risk") covered by insurance maintained or required to be maintained (whether or not actually maintained) by Landlord pursuant to this Lease; or

                  (ii) There shall be damage, resulting from a risk other than an insured risk, to an extent greater than ten percent (10%) of the replacement cost of the Building above the foundation; or

                  (iii) There shall be damage that cannot be repaired to the Landlord Restored Condition within two (2) years after the occurrence of such damage as reasonably estimated by Landlord's architect.

            (c) Notwithstanding any language herein to the contrary, if at the time of any Qualified Damage to the Project from a Casualty, less than one (1) year remains in the Term (after taking into account any Renewal Options which may have been irrevocably exercised by Tenant), the Landlord, at Landlord's sole option, shall have the right to terminate this Lease which right must be exercised, if at all, within thirty (30) days after the receipt of Landlord's architect's opinion.

            (d) Notwithstanding any language contained herein to the contrary, if this Lease is not terminated as provided hereunder, (i) for the improvements insured under clause (a) of Section 6.4, Landlord shall be obligated to rebuild or restore the property so damaged only to the extent of the net insurance proceeds available to Landlord (whether actually disbursed to Landlord or Landlord's lenders or to an escrow agent designated by the REA) for the purpose of rebuilding and restoration (plus an amount equal to any applicable deductible) or, if Landlord has failed to comply with Section 6.4 hereof, then the net insurance proceeds that would have been available to Landlord had it complied with Section 6.4 hereof (plus an amount equal to any applicable deductible); (ii) subject to the provisions of clause (i) above, if the property so damaged is all or any portion of the Leased Premises, then Landlord shall be obligated to rebuild or restore the Leased Premises only to the extent of the Building Standard Improvements to the extent of their condition immediately prior to the Casualty (the "Landlord Restored Condition"), and nothing shall be construed to obligate Landlord under any circumstances to repair or restore any of Tenant's Leasehold Improvements in excess of the Building Standard Improvements; provided, however, that Tenant shall have the right to require

Landlord to rebuild or restore the Leased Premises substantially to the condition which existed immediately prior to such damage provided that Tenant shall bear all costs and expenses incurred in such restoration or rebuilding to the extent in excess of the cost to Landlord in rebuilding and restoring the Leased Premises to the Landlord Restored Condition unless Tenant provided the Insurance Request and complied with all of its obligations under Section 6.4 with respect thereto, in which event Landlord shall restore the Leased Premises to the Restored Condition and then only to the extent of the net insurance proceeds available to Landlord for the purpose of rebuilding or restoration (and not the deductible or any other costs not covered by such insurance, which shall be paid by Tenant), or if Landlord failed to comply with Section 6.4 hereof as to an Insurance Request, then the net proceeds that would have been available to Landlord had it complied with Section 6.4 as to an Insurance Request; and (iii) Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment shall be abated as to the portion of the Leased Premises that is untenantable due to such damage until such portion of the Leased Premises is restored to the condition required by clauses (i) and (ii) above. If Tenant requires Landlord to restore the Leased Premises to other than the Landlord Restored Condition and Landlord notifies Tenant that the same will delay completion of restoration beyond the date on which restoration could be completed to the Landlord Restored Condition without Tenant's requirements, then if requiring the same in fact delays such completion of restoration, the abatement of rental hereunder applicable to the portion of the Leased Premises to which such requirements relate shall not apply, and Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment shall commence to accrue as of the date Landlord would have completed such restoration to the Landlord Restored Condition without Tenant's requirements. If Tenant does not require that Landlord restore the Leasehold Improvements in excess of the Landlord Restored Condition, Tenant agrees to commence repair of its Leasehold Improvements promptly and with all due diligence. In the event of any termination of this Lease under this Section 6.3, this Lease shall cease and terminate as if the date of such damage were the expiration date of the Term.

            As used herein, "Restored Condition" shall mean the condition which existed immediately prior to the damage as to the improvements identified on the existing record plans and specifications for the Leased Premises which have been furnished by Tenant to Landlord at least thirty (30) days prior to the date the applicable policy was obtained pursuant to Section 6.4.

            (e) Notwithstanding anything to the contrary contained in this
Section 6.3, a Casualty affecting all or any portion of the Parking Facility shall, as to the Parking Facility, be governed by the provisions of Section 3.4(c) hereof and this Section 6.3 shall not apply thereto.

            6.4 Casualty Insurance. Landlord shall maintain or cause to be maintained All Risk property insurance on (a) the entire Project (excluding leasehold improvements and the personal property of tenants) and on the Building Standard Improvements (defined in Exhibit I) in an amount not less than the full insurable value (on a replacement cost basis) thereof above the foundation, and
(b) if Tenant furnishes written notice to Landlord thirty (30) days in advance ("Insurance Request") and as to the Leased Premises only, the Leasehold Improvements to the extent the Restored Condition exceeds the Building Standard Improvements. With respect to the insurance described in subsection (b) above, Landlord shall only be obligated to insure those Leasehold Improvements in. excess of the Building Standard Improvements as such Leasehold Improvements are identified on then existing record plans and specifications furnished to Landlord on or prior to the date of the Insurance Request.

            If Tenant shall request that Landlord provide the coverage described in subsection (b) above, Landlord shall provide such coverage by purchasing, at Tenant's cost and expense, a separate policy of insurance which Tenant shall approve in writing as to all matters pertaining to such policy, including, without limitation, matters regarding the scope of coverage and the amount of deductibles and Tenant shall reimburse Landlord within ten (10) days after Landlord's request for the cost of such insurance, which cost shall be solely Tenant's obligation. Landlord shall renew such insurance coverages requested by Tenant on the same terms and conditions unless otherwise specified in writing by Tenant.

            Upon the request of Tenant, a copy of a duly executed certificate of insurance reflecting Landlord's maintenance of the insurance required under this
Section 6.4 and Section 6.5 below shall be delivered to Tenant. Said insurance shall be maintained at the expense of Landlord (which expense is to be included in Operating Expenses, except for the insurance in clause (b) which shall be paid separately by Tenant as provided above) with a reputable and financially sound insurance company selected by Landlord that is authorized to do business in Texas. All payments for losses thereunder shall be made solely to Landlord, the holder of any mortgage or deed of trust, or any escrow agent as required by the REA. If the annual premiums paid by Landlord for such casualty insurance exceed the standard premium rates because of the nature of Tenant's operations, contents or improvements beyond Building Standard Improvements or because the same result in extra hazardous exposure, then Tenant shall upon receipt of copies of appropriate premium invoices promptly reimburse Landlord for such increases in such premiums.

            Tenant shall maintain at its expense All Risk property insurance (including sprinkler leakage and water damage) on the full insurable value (on a replacement cost basis) of all its personal property, including removable trade fixtures, located in the Leased Premises and on the Leasehold Improvements (to the extent only the same are in excess of the Building Standard Improvements) and all other additions and improvements (including fixtures) made by or on Tenant's behalf to the extent not required to be insured by Landlord above. Tenant may elect to self-insure against the risks required under this Section
6.4 only during those periods of time when Tenant's or Guarantor's shareholders' equity or net worth, as applicable, is equal to or greater than $250,000,000 (determined in accordance with generally accepted accounting principles consistently applied); provided, however, that Tenant shall notify Landlord in writing of Tenant's election to self-insure and upon such election and annually thereafter upon Landlord's request, Tenant will provide Landlord with financial statements audited by a nationally recognized certified public accounting firm that Tenant's or Guarantor's shareholders' equity or net worth, as applicable, is equal to or greater than $250,000,000; and provided further, however, Tenant shall be deemed to have waived any and all rights of recovery, claim, action, cause of action and subrogation against Landlord, its agents (including partners, both general and limited), officers, directors, shareholders, customers, invitees and employees for property damage so that Landlord and its agents, officers, directors, shareholders, customers, invitees and employees will be in the same position as if Tenant had obtained the insurance required under this Section 6.4. Upon the request of Landlord, a duly executed certificate of insurance, reflecting Tenant's maintenance of the insurance required under Sections 6.4 and 6.5 hereof, shall be delivered to Landlord.

            6.5 Liability Insurance. Landlord and Tenant shall each maintain a policy or policies of commercial general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon a reputable and financially sound insurance company. Such insurance shall afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $10,000,000.00 for bodily injury or death in any one accident or occurrence and against property damage. Tenant may elect not to carry the insurance required of it under this Section 6.5 if prudent under the circumstances and only during those periods of time when Tenant's or Guarantor's shareholders' equity or net worth, as applicable, is equal to or greater than $250,000,000 (determined in accordance with generally accepted accounting principles consistently applied); provided, however, that Tenant shall notify Landlord in writing of Tenant's election to self-insure and upon such election and annually thereafter upon Landlord's request, Tenant will provide Landlord with financial statements audited by a nationally recognized certified public accounting firm that Tenant's or Guarantor's shareholders' equity or net worth, as applicable, is equal to or greater than $250,000,000.

            6.6 Hold Harmless. Except as otherwise expressly provided in this Lease to the contrary, Landlord shall not be liable to Tenant, Tenant's affiliates or to their respective agents, servants or employees for any damage to person or property caused by the negligence or intentional torts of Tenant, Tenant's affiliates or their respective agents, servants or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage. Except as otherwise expressly provided in this Lease to the contrary, Tenant shall not be liable to Landlord, Landlord's affiliates or to their respective agents, servants or employees for any damage to person or property caused by the negligence or intentional torts of Landlord, Landlord's affiliates or their respective agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all claims for such damage.

            6.7 Waiver of Recovery and Subrogation. ANYTHING IN THIS LEASE TO THE CONTRARY NOTWITHSTANDING, LANDLORD AND TENANT EACH HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST THE OTHER, THEIR RESPECTIVE AFFILIATES, OR THE AGENTS, SERVANTS, PARTNERS, MEMBERS, SHAREHOLDERS, OFFICERS OR EMPLOYEES THEREOF, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE LEASED PREMISES, THE PROJECT, THE ADJACENT GARAGE, OR ANY IMPROVEMENTS THERETO OR THEREON, OR ANY PROPERTY OF SUCH PARTY THEREIN OR THEREON, BY REASON OF FIRE, THE ELEMENTS, OR ANY OTHER CAUSE THAT IS, OR IS REQUIRED TO BE, INSURED AGAINST UNDER THE TERMS OF THE STANDARD ALL RISK PROPERTY INSURANCE POLICIES REFERRED TO IN SECTION 6.4 HEREOF (EVEN IF TENANT ELECTS TO SELF-INSURE PURSUANT TO SECTION 6.4), REGARDLESS OF THE AMOUNT OF THE PROCEEDS PAYABLE UNDER SUCH INSURANCE POLICIES AND THE CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF THE OTHER PARTY HERETO, THEIR RESPECTIVE AFFILIATES, OR THE AGENTS, OFFICERS, PARTNERS, MEMBERS, SHAREHOLDERS, SERVANTS OR EMPLOYEES THEREOF, AND COVENANTS THAT NO INSURER SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST SUCH OTHER PARTY ON ACCOUNT THEREOF. LANDLORD AND TENANT SHALL ADVISE INSURERS OF THE FOREGOING WAIVER AND SUCH WAIVER SHALL BE A PART OF EACH POLICY MAINTAINED BY LANDLORD AND TENANT.

                                  ARTICLE VII

                  DEFAULTS, REMEDIES, BANKRUPTCY, SUBORDINATION

            7.1 Default and Remedies.

            (a) The occurrence of any of the following shall constitute an Event of Default ("Event of Default") under this Lease on the part of Tenant:

                  (i) Failure to pay any payment of Rent when due (including without limitation Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment) and such failure to pay continues for a period of five (5) Business Days after written notice from Landlord of such failure to pay; provided, however, Landlord shall not be required to provide such notice more than two (2) times in any calendar year, the third (3rd) such failure in any calendar year constituting an Event of Default without Landlord providing such notice;

                  (ii) Tenant's interest in this Lease or the Leased Premises shall be subjected to any attachment, execution, levy or other judicial seizure pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree is not vacated or bonded against so as to prevent seizure upon the earlier to occur of (aa) fifteen (15) days prior to the sale of such interest pursuant to such order or decree, or (bb) thirty (30) days after Tenant has notice of the entry of the order;

                  (iii) if Tenant or any guarantor of this Lease (including Guarantor) is a corporation, Tenant or any such guarantor shall cease to exist as a corporation in good standing in the state of its incorporation, or if Tenant or any such guarantor is a partnership or other entity, Tenant or any such guarantor shall be dissolved (unless immediately reconstituted) or otherwise liquidated and Tenant shall fail to cure such breach within thirty (30) days after Tenant receives written notice from Landlord;

                  (iv) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than as described in Section 7.1(a)(i), (ii), (iii) or (v) or with any of the Project Rules now or hereafter established to govern the operation of the Building or Project, including without limitation any failure by Tenant to comply with the provisions of Section 8.1 of this Lease, and such breach or failure continues for thirty (30) days after written notice from Landlord of such breach or failure to comply or in the event such breach or failure is curable but cannot be cured within thirty (30) days, Tenant does not commence to cure such breach or failure promptly within such thirty (30) day period and continuously thereafter pursue such cure until such breach or failure is remedied;

                  (v) Tenant shall fail or refuse to move into or take possession of at least seventy-five percent (75%) of the Leased Premises within one hundred eighty (180) days after the Commencement Date; or

                  (vi) if a breach occurs under, or any guarantor of this Lease (including Guarantor) neglects or fails to perform or observe, any covenant, term, provision, or condition contained in any such guaranty of this Lease (including the Guaranty).

            Notwithstanding anything to the contrary contained in this Lease, a default by Tenant under the Building II Lease (defined in Section 11.4 hereof) shall not be an Event of Default by Tenant hereunder.

            (b) Upon the occurrence of an Event of Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

                  (i) Landlord, with or without terminating this Lease, may immediately or at any time thereafter re-enter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of the Project Rules now in effect or hereafter adopted in accordance with the terms of this Lease or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand for the costs incurred by Landlord in doing so, plus a fee to Landlord for administrative cost recovery in accordance with Exhibit K; or

                  (ii) Landlord may terminate this Lease and forthwith repossess the Leased Premises and remove all persons or property therefrom, and be entitled to recover as damages a sum of money equal to the total of (A) the cost of recovering the Leased Premises (including, without limitation, attorneys' fees and costs of suit), (B) the actual cost of any alterations of, or repairs to, the Leased Premises which are necessary or proper to prepare the same for reletting, (C) the unpaid Rent owed at the time of termination, plus interest thereon from due date at the Applicable Rate,
      (D) the present value of the balance of the Rent for the remainder of the Term less the present value of the fair market rental value (and in computing the fair market rental value the factors taken into account shall include without limitation the market rental concessions and the time necessary to relet the Leased Premises) of the Leased Premises for the remainder of the Term (in each case using a discount rate equal to the rate per annum applicable to United States Treasury notes maturing on or about the expiration of the Term and issued in the year that the Event of Default occurs, or if no such note exists, the notes issued closest to such year, plus one hundred fifty basis points), and (E) any other sum of money and damages owed by Tenant to Landlord; or

                  (iii) Landlord may terminate Tenant's right of possession (but not this Lease) and may repossess the Leased Premises by forcible entry or detainer suit or other lawful means and without terminating this Lease, and remove all persons or property therefrom, (Tenant hereby waiving any claim by reason of such reentry, repossession or removal conducted in accordance with Legal Requirements or this Lease or by issuance of any distress warrant or writ of sequestration), in which event Landlord shall use reasonable efforts to relet the Leased Premises or any part thereof for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord (however, Landlord shall be under no obligation to relet the Leased Premises or any portion thereof in preference to any other space in the Complex or on terms unsatisfactory to Landlord). For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises, or provide leasing inducements or brokerage commissions that may be reasonably' required to relet the Leased Premises. If Landlord is unable to relet the Leased Premises using reasonable efforts to do so or if the Leased Premises are relet and a sufficient sum shall not be realized from such reletting (after paying the unpaid amounts due hereunder that are earned but unpaid at the time of reletting plus interest thereon at the Applicable Rate, the cost of recovering possession [including, without limitation, reasonable attorneys' fees and costs of suit], all of the costs and expenses of such decorations, repairs, changes, alterations and additions reasonably required to relet the Leased Premises and all other expenses reasonably required in connection with such reletting [including, without limitation, leasing inducements and brokerage commission] and of the collection of the rent accruing therefrom) to satisfy the Rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods or, if the Leased Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time as the same accrues or becomes due. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 7.1 from time to time on one or more occasions without Landlord being obligated to wait until expiration of the Term, and no delivery or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; or

                  (iv) Landlord, with or without terminating this Lease, is entitled and is hereby authorized, without any notice to Tenant whatsoever, to enter upon the Leased Premises by use of a master key, a duplicate key, picking the locks, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Leased Premises, thereby excluding Tenant, and its officers, principals, agents, employees, visitors and representatives therefrom. If Landlord has either terminated Tenant's right of possession to the Leased Premises pursuant to the foregoing provisions of this Lease, or has terminated this Lease by reason of the Event of Default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Leased Premises at any time; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon the written request of Tenant accompanied by such written waivers and releases as Landlord may reasonably require, Landlord will escort Tenant or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Tenant not subject to Landlord's liens or security interests described in this Lease or available under applicable laws. If

      Landlord elects to exclude Tenant from the Leased Premises without permanently repossessing the Leased Premises or terminating this Lease pursuant to the foregoing provisions of this Lease, then Landlord (at any time prior to permanent repossession or termination) shall not be obligated to provide Tenant a key to re-enter the Leased Premises until such time as all delinquent Rent has been paid in full and all other Events of Default, if any, have been completely cured to Landlord's satisfaction, and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon written request by Tenant, escort Tenant or its authorized personnel to the Leased Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to Landlord's liens and security interests described in this Lease or available under applicable laws. The provisions hereof shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code (as amended).

            (c) If Landlord re-enters the Leased Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages that may be caused by such re-entry or termination by Landlord pursuant to the provisions of this Lease and applicable Legal Requirements. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and reasonable attorneys' fees), or damages suffered by Landlord by reason of such re-entry or termination pursuant to the terms of this Lease and applicable Legal Requirements. This indemnity shall survive termination of this Lease. No such re-entry or termination shall be considered or construed to be a forcible entry.

            (d) The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. Except as otherwise provided in this Lease, remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

            (e) Except where the provisions of this Lease grant Tenant an express exclusive remedy, or deny Tenant a remedy, if Landlord should fail to perform or observe any covenant, term, provision or condition of this Lease and such default should continue beyond a period of five (5) Business Days as to a monetary default or thirty (30) days (or such longer period as is reasonably necessary to remedy such default, provided such default can be cured and Landlord shall continuously and diligently pursue such remedy until such default is cured) as to a non-monetary default, after in each instance written notice (the "First Notice") thereof is given by Tenant to Landlord (and a copy of said notice is sent simultaneously therewith to the Notice Parties), then, thereafter in any such event Tenant shall have the right, upon giving an additional notice (the "Second Notice") to Landlord (and Tenant shall simultaneously send a copy of the Second Notice to the Notice Parties) and if such default shall continue uncured by Landlord and the Notice Parties for an additional ten (10) Business Days after receipt by Landlord and the Notice Parties of the Second Notice, (i) to cure such default, and Landlord shall reimburse Tenant for all reasonable costs actually expended by Tenant in so curing said default, plus a fee to Tenant for administrative cost recovery equal to ten percent (10%) of such costs

(and if Landlord fails to reimburse Tenant for such costs and fee, Tenant may offset such costs and fee against Rent pursuant to the provisions of Section 2.1(e)), and (ii) to commence such actions at law or in equity to which Tenant may be entitled (except an action to declare a termination of this Lease). If Landlord and all Notice Parties shall fail to cure such default within sixty
(60) days following their receipt of the Second Notice, then Tenant may terminate this Lease by delivering written notice to Landlord prior to the curing of such default. Any failure by Tenant to terminate this Lease within the period provided in the preceding sentence shall constitute an irrevocable waiver by Tenant of its right to terminate this Lease as a result of the Landlord default in question. In the event Tenant takes any action to cure a Landlord default in accordance with this Section 7.1(e), and such work affects the Base Building, Base Building Systems or the structural integrity of the Building or the Project, (i) Tenant shall use only those contractors used by Landlord in the Building for work on such systems unless such contractors are unwilling or unable to perform such work after reasonable requests by Tenant, in which event Tenant may utilize the services of any other qualified contractor approved by Landlord (which approval shall not be unreasonably withheld) of similar skill, competence and experience which normally and regularly performs similar work on Comparable Buildings, and (ii) all such work shall be performed in accordance with the provisions of Exhibit D-2.

            The rights of Tenant pursuant to this Section 7.1(e) shall be subject to the express provisions of this Lease providing for remedies different from, or in exclusion of the remedies above-described or that deny any remedy whatsoever. Without limiting the immediately preceding sentence, the provisions of this Section 7.1(e) shall not apply to the failure of Landlord to provide the Building Standard Services or any other services described in Section 3.1 of this Lease. Except where the express terms of this Lease allow, Tenant may not terminate this Lease because of Landlord's default. Tenant specifically agrees that the cure of any default by any of the Notice Parties shall be deemed a cure by Landlord under this Lease.

            Notwithstanding anything to the contrary contained in this Lease, a default by the landlord under the Building II Lease (defined in Section 11.4 hereof) shall not be a default by Landlord hereunder.

            7.2 Insolvency or Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant or any guarantor (including Guarantor) of any of Tenant's obligations under this Lease, or any general assignment by Tenant or any such guarantor for the benefit of creditors, or any action taken or suffered by Tenant or any such guarantor under any insolvency, bankruptcy, or reorganization act, other than an involuntary proceeding that is dismissed or bonded against within one hundred twenty (120) days after the filing thereof, shall at Landlord's option, constitute an Event of Default under this Lease by Tenant. Upon the happening of any such event or at any time during the pendency of such event, this Lease shall terminate five
(5) days after notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy or a proceeding in lieu thereof and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant or any such guarantor under any bankruptcy, insolvency, or reorganization proceedings.

            7.3 Negation of Lien for Rent. Landlord hereby expressly waives and negates any and all contractual liens and security interests, statutory liens and security interests or constitutional liens and security interests arising by


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

operation of law to which Landlord might now or hereafter be entitled on all property of Tenant now or hereafter placed in or upon the Leased Premises (except for judgment liens that may hereafter arise in favor of Landlord). The waiver and negation contained herein shall not waive, negate or otherwise affect any unsecured claim Landlord may have. Tenant hereby expressly waives and negates any lien claim (except for judgment liens that may hereafter arise in favor of Tenant) to which it may be entitled against Landlord by law or arising under this Lease.

            7.4 Attorney's Fees. If Tenant or Landlord defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or any part thereof, or the collection of any sums due, or to become due hereunder, or recovery of the possession of the Leased Premises, in the hands of an attorney, or files suit upon the same, the defaulting party agrees, to the extent permitted by applicable law, to pay the non-defaulting party all reasonable attorneys' fees incurred by the non-defaulting party if such suit is successful. in addition, if Tenant requests any consent of Landlord to any assignment or sublease, or otherwise requests any consent or other action on the part of Landlord, and Landlord deems it necessary for any documents to be prepared or reviewed by its counsel, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord in connection therewith.

            7.5 Waiver of Homestead. Tenant hereby waives and renounces all homestead or exemption rights that Tenant may have under or by virtue of the Constitutions and Laws of the United States, the State of Texas, and any other State as against any debt or sum Tenant may owe Landlord under this Lease and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights that may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding, to pay any debt or sum owing by Tenant to Landlord hereunder.

            7.6 No Waiver of Rights. No failure or delay of Landlord or Tenant in any one instance to exercise any remedy or power given it herein or to insist upon strict compliance by Tenant or Landlord of any obligation imposed on it herein in any other instance and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by such party in any one instance or any right it has herein to demand strict compliance with the terms hereof by the other party in any other instance. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized officer of Landlord or Tenant.

            7.7 Holding Over.

            (a) Except as provided in Section 7.7(b) below, in the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall be deemed a tenant at will and shall pay for the entire hold over period as rent, solely for such holding over, the sum of (i) one hundred seventy-five percent (175%) of the Base Rental payable by Tenant immediately prior to such termination or expiration, plus (ii) one hundred seventy-five percent (175%) of the Tenant's Additional Rental payable by

Tenant during Lease Year 1, plus (iii) one hundred percent (100%) of the difference between (x) Tenant's Additional Rental payable by Tenant during Lease Year 1, and (y) that Tenant's Additional Rental payable by Tenant under Section
2.3 for the holdover period as if the Lease had not been terminated or expired, plus (iv) one hundred percent (100%) of all Rent other than Base Rental and Tenant's Additional Rental that would have been payable if this Lease had not so terminated or expired. No holding over by Tenant after the Term shall be construed to extend the term of this Lease. In the event of any unauthorized holding over, Tenant shall indemnify Landlord against (i) all claims for damages by any other tenant to whom Landlord shall have leased all or any part of the Leased Premises effective upon the termination of this Lease, and (ii) all other losses, costs and expenses, including attorneys' fees, incurred by Landlord by reason of such holding over. Any holding over with the express written consent of Landlord shall thereafter constitute this Lease to be a lease from month to month (unless such written consent specifies otherwise) at a Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, and all other sums required to be paid by Tenant prior to the expiration or termination of this Lease as may be determined by Landlord.

            (b) Notwithstanding the provisions of Section 7.7(a) above, Tenant shall be permitted to hold over for either (i) one (1) six (6) month period, or
(ii) one (1) twelve (12) month period, after the expiration of the Initial Term of this Lease provided Tenant furnishes Landlord with written notice (a "Holdover Notice") at least fifteen (15) months prior to the expiration of the then expiring Term from which Tenant elects to hold over (the "Permitted Holdover"), which Holdover Notice must contain Tenant's election of option (i) or (ii) (and if Tenant fails to specify (i) or (ii) in a timely delivered Holdover Notice, Tenant shall be deemed to have elected option (i)). If Tenant elects to hold over pursuant to the preceding sentence, the Permitted Holdover will be on an "as-is" basis for all of the then existing Leased Premises, without any modifications to this Lease (including without limitation Tenant's obligations to pay Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment and other additional rent obligations pursuant to this Lease), except that the Base Rental during the Permitted Holdover shall be (x) for the first (1st) six (6) months of the Permitted Holdover, one hundred twenty-five percent (125%) of the Base Rental payable by Tenant immediately prior to the Permitted Holdover, and (y) the last six (6) months of the Permitted Holdover (if applicable), the greater of (A) one hundred fifty percent (150%) of the Base Rental payable by Tenant immediately prior to the Permitted Holdover, and (B) the Market Base Rental Rate for such six (6) month period as of the commencement of such period. If Tenant timely furnishes the Holdover Notice and elects a Permitted Holdover of twelve (12) months, Landlord shall furnish notice of the Market Base Rental Rate and the resulting Base Rental Rate to Tenant within thirty (30) days after Landlord receives the Holdover Notice. If as the result of the formula in clause (y) the Base Rental Rate is the Market Base Rental Rate and Tenant disagrees with the Market Base Rental Rate component of the determination of the Base Rental Rate, Tenant may submit the dispute to binding arbitration pursuant to Article X by furnishing written notice to Landlord within ten (10) days after receipt of notice of such rate from Landlord ("Dispute Period"), and Tenant is not permitted to revoke its exercise of the Permitted Holdover prior to or after the arbitrators determine the Market Base Rental Rate. If the Market Base Rental Rate has not been determined prior to the commencement of the last six (6) months of the Permitted Holdover, the Base Rental shall be based on the Base Rental Rate contained in Landlord's notice to Tenant until the arbitration is completed. Upon the expiration of the Permitted Holdover, this Lease shall terminate and Tenant shall have no further right to holdover in the Leased Premises. Notwithstanding anything to the contrary contained in this Lease, if Tenant exercises its right to hold over in the Leased Premises pursuant to this subsection (b), Tenant shall be deemed to have waived its rights to exercise any Renewal Options pursuant to Section 9.1 and if Tenant has irrevocably exercised a Renewal Option pursuant to Section 9.1, the rights under this Section 7.7(b) shall be deemed waived by Tenant.

            7.8 Subordination. Provided that Tenant and the lessor under any ground or land lease now or hereafter covering all or any part of the Project and/or the Project Land and the holder of any mortgage or deed of trust that may now or hereafter encumber the Project and/or the Project Land enter into a non-disturbance agreement (a "Non-Disturbance Agreement") reasonably satisfactory to Tenant and the lessor under any such ground or land lease or the holder of any such mortgage or deed of trust [which Non-Disturbance Agreement shall specifically include the provisions set forth hereinbelow and (when entered into) shall supersede the provisions of this Section 7.8], this Lease and all rights of Tenant under this Lease shall be subject and subordinate to each such ground or land lease and to each such mortgage or deed of trust, as well as to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that, upon request of Landlord, Tenant will enter into the Non-Disturbance Agreement as soon as possible but in no event later than thirty (30) days after Tenant's receipt of Landlord request. Landlord and Tenant agree that the Non-Disturbance Agreement shall include the following provisions: (a) Tenant shall expressly recognize and agree that the lessor under any such ground or land lease and the holder of any such mortgage or deed of trust or any of their successors or assigns or any other holder of such instrument may sell the Project or the Project Land in the manner provided for by law or in such instrument, and such sale shall be made subject to this Lease,
(b) in the event of the enforcement by the lessor under any such ground or land lease or the holder, grantee, or trustee under any such mortgage or deed of trust of the remedies provided for by law or by such land or ground lease, mortgage or deed of trust, Tenant will, as a result of such enforcement, automatically become the tenant of such lessor, grantee or their respective successor(s) in interest as Landlord under the Lease as the result of such enforcement (collectively, the "Successor") without change in the terms or provisions of this Lease and such Successor shall succeed to Landlord's interest in the Project Land or the Project subject to the terms of this Lease; provided, however, that such Successor shall not (i) be bound by any payment of Rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, (ii) be subject to any offsets or counterclaims which have accrued to Tenant against Landlord prior to the date of the transfer of title to the Project or the Project Land to such Successor except (A) such Successor shall be bound by the offset provisions contained in Section 2.1(e) hereof with respect to a breach by the Successor, as the new landlord under this Lease, of its obligations under applicable sections referred to in Section 2.1(e) so long as such breach occurred by such Successor after the date of transfer of title to the Project to such Successor, (B) such Successor shall be liable for any breach by Landlord of its obligations to pay the Improvements Allowance pursuant to Section 2.5 or Delay Payments pursuant to
Section 1.2(d)(ii), even if the offset relates to a period of time prior to the date of transfer of title to the Project, but only to the extent that prior to acquiring title to the Project the Successor received all notices that Tenant was required to send to such Successor under Sections 1.2(d), 2.1(e), 2.5, 7.1(e) and 10.1 in connection with the sums in question as required by Section
11.1 that accrued prior to the date of transfer of title to the Project, and (C) to the extent (and for the time period) that such Successor continues any breach by the prior Landlord that gives rise to the offset or counterclaim after the date of the transfer of title to the Project to such Successor, (iii) be bound by any amendment or modification of this Lease made without the written consent of Successor from and after the date on which Successor notified Tenant in writing of its interest, or (iv) be required to make any capital improvements to the Project or to the Leased Premises which Landlord may have agreed to make but had not completed, except to the extent called for or required by the terms of this Lease; and provided further that Tenant's agreement automatically to subordinate and/or become the tenant of Successor is conditioned upon the execution of the Non-Disturbance Agreement, (c) upon request by Successor, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for in a form reasonably acceptable to Tenant and Successor, and (d) so long as an Event of Default is not in existence and this Lease or Tenant's right of possession has not been terminated as a result of such Event of Default, that Tenant's use, possession, tenancy, rights, and occupancy hereunder shall remain undisturbed and shall survive any action taken pursuant to the instrument to which this Lease is subordinated. Unless and until a Non-Disturbance Agreement is entered into between Tenant and the applicable party, the holder of any ground or land lease that may now affect any of the Project Land or the holder of any mortgage or deed of trust that may now encumber the Project may elect at any time to cause their interests in the Project Land or the Project to be subordinate and junior to Tenant's interest under this Lease by filing an instrument in the real property records of Dallas County, Texas, effecting such election and providing Tenant with notice of such election. The Ground Lease entered into by and between HCP Land, L.P., as ground lessor, and Landlord, as ground lessee, of even date herewith is expressly subordinate to the terms of this Lease.

            7.9 Estoppel Certificate or Three-Party Agreement. Within ten (10) Business Days after the request of either Landlord or Tenant, the other party will execute, from time to time, either an estoppel certificate or a three-party agreement among Landlord, Tenant and any third party certifying, to the best of such party's knowledge and belief, to such facts (if true) as Landlord or Tenant, as the case may be, or such third party, may reasonably require in connection with the business dealings of the parties.

            7.10 Vacating the Leased Premises. If more than eight (8) full floors of the Leased Premises are not occupied by Tenant or its permitted assignee or sublessee for the purpose of conducting its business (but not storage) therefrom after the Commencement Date for longer than one hundred eighty (180) consecutive days, even though Tenant continues to pay the stipulated Rent and is not otherwise in default under this Lease, and Tenant or its permitted assignee or subtenant fails to re-occupy the same within sixty
(60) days after notice from Landlord (which notice may only be furnished by Landlord after the expiration of the aforementioned 180-day period), then from and after the expiration of said sixty (60) day notice period Landlord may terminate this Lease as to (and only as to) any or all full floors of the Leased Premises that are not so occupied, without declaring Tenant in default under this Lease, by delivering written notice to Tenant. Space which is vacated on account of bona fide remodeling shall not be deemed unoccupied for purposes of this Section 7.10. In no event shall anything contained herein be deemed a waiver by Landlord of its rights under Section 7.1 of this Lease upon the occurrence of an Event of Default. Additionally, any space which is sublet pursuant to the provisions of Section 8.1 hereof to other than a Permitted Affiliate which is vacant shall not be considered vacated or unoccupied for the purposes of this Section 7.10.

                                  ARTICLE VIII

                SUBLEASING, ASSIGNMENT, LIABILITY, AND PUBLICITY

            8.1 Sublease or Assignment by Tenant.

            (a) Except as provided in Section 8.1(b), Tenant shall not, without Landlord's prior written consent (which may be withheld in Landlord's absolute discretion), (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this Lease or any interest hereunder; (ii) allow any lien to be placed upon Tenant's interest hereunder; (iii) sublet the Leased Premises or any part thereof; or (iv) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. Any attempt to consummate any of the foregoing without Landlord's consent shall be of no force or effect and shall be an Event of Default under this Lease. For purposes hereof, (A) the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation), (B) the transfer of a general partnership interest or the transfer of twenty-five percent (25%) of the limited partnership interests in Tenant (if Tenant is a partnership), (C) the merger or consolidation of Tenant with or into any other corporation or entity, or (D) a sale or transfer of fifty percent (50%) or more of Tenant's assets, at any time throughout the Term shall be deemed to be an assignment of this Lease; provided, however, the trading of common stock of Tenant on any public stock exchange will not (i) require Landlord's consent, or (ii) give Landlord the right to declare a default under this Lease (provided, however, if any such trading or transfer results in an assignment of this Lease contemplated in the immediately following paragraph of this subsection (a), Tenant must comply with the provisions of this Section 8.1 below applicable to such assignment).

            Notwithstanding the provisions of the first subparagraph of this subsection (a), the consent of Landlord need not be obtained for (i) any assignment or subletting to an Affiliate(s) of Tenant, (ii) any assignment of this Lease made in connection with the merger or consolidation of Tenant with or into any other corporation or entity, and (iii) an assignment of this Lease made in connection with a sale or transfer of a majority of the assets and liabilities of Tenant, so long as with respect to clauses (i), (ii) and (iii),
(1) the assignee or sublessee is engaged in a business customarily acceptable for a tenant in Comparable Buildings, (2) any assignee shall assume all of the obligations of Tenant under this Lease, (3) at the time of such assignment or subletting, this Lease is in full force and effect and there is no Event of Default under this Lease on the part of Tenant, (4) the assignee's or sublessee's proposed use of the Leased Premises is not in violation of this Lease, and (5) with respect to clause (ii) and (iii) only, at the time of such assignment, the assignee's shareholders' equity or net worth, as applicable, is equal to or greater than $250,000,000 (determined in accordance with generally accepted accounting principles and as evidenced by financial statements audited by a nationally recognized certified public accounting firm) (such assignee or sublessee of Tenant in clauses (i), (ii) or (iii) complying with clauses (1),
(2), (3), (4) and (5), hereinafter a "Permitted Affiliate"). At least seven (7) days prior to the effective date of any such assignment or sublease to a Permitted Affiliate, Tenant agrees to furnish Landlord with notice of such assignment or sublease and copies of the instruments effecting any such assignment or sublease and the aforementioned financial statements (as to clauses (ii) and (iii) only). Additionally, within thirty (30) days after the effective date of any such assignment or sublease to a Permitted Affiliate, Tenant agrees to furnish Landlord with copies of the fully executed instruments effecting any such assignment or sublease and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such sublease or assignment. Any such assignee of Tenant must assume and agree in writing to fully perform and observe all of the obligations and agreements of Tenant under this Lease and any such sublessee shall sublease such portion of the Leased Premises subject to the provisions of this Lease. N such assignment or subletting shall relieve Tenant, any other Tenant, or any guarantor of this Lease (including Guarantor [defined below]) of any of the covenants or obligations under this Lease or any such guaranty (including the Guaranty [defined below]), and Tenant, any other tenant, any guarantors of this Lease (including the Guarantor) shall remain fully liable hereunder and thereunder. Landlord and Tenant agree that for all purposes of this paragraph, all references to "Tenant" in this paragraph shall mean only "Company." As a result thereof, and notwithstanding anything to the contrary set forth in this Lease, the rights granted to Tenant under clauses (i), (ii) and (iii) shall inure only to the benefit of the Company, shall not be assignable by Company and shall not be enforceable by any assignee or sublessee of Company except that the rights granted to Company under clauses (i), (ii) and (iii) shall be assignable to any Permitted Affiliate(s) of Company to whom the entire interest of Tenant under this Lease is assigned is accordance with the provisions of Section 8.1(a) hereof. Landlord agrees that the foregoing provisions do not prevent Company from assigning the Lease to a Permitted Affiliate and then such Permitted Affiliate assigning this Lease to another Permitted Affiliate so long as such subsequent assignment satisfies the requirements set forth in subparagraphs (1) through (5) above and the other requirements of this paragraph and Tenant otherwise complies with the requirements contained in this paragraph.

            (b) Notwithstanding the provisions of Section 8.1(a) above, Tenant shall be permitted to sublease the Leased Premises or assign its interest in this Lease after Tenant initially occupies the Leased Premises subject to the provisions of this Section 8.1(b); provided, however, (1) Tenant shall be permitted to sublease (subject to the provision of this Section 8.1) any of the Designated Floors prior to Tenant's taking occupancy of such floors provided the term of such sublease does not commence prior to the Rental Commencement Date for such Designated Floor, and (2) Tenant shall be permitted to sublease up to three (3) full floors of the Initial Leased Premises (including any floors subleased under clause (1); therefore, Tenant is only permitted to sublease a maximum of three (3) floors under clauses (1) and (2) prior to initial occupancy by Tenant) prior to initial occupancy thereof (on a full floor basis); however, in such event Tenant hereby waives its right to exercise its remedies under
Section 1.2(d)(i), (ii) and (iii) with respect to any floor on which space is subleased. If Tenant should desire to assign this Lease or sublet the Leased Premises or any part thereof during the Term, Tenant shall give Landlord written notice of such intention ("Assignment/Sublease Intent Notice"), which Assignment/Sublease Intent Notice shall specify the portion of the Leased Premises to be affected by any subletting, the term of the proposed subletting, and the proposed commencement date of such term ("Sublease Information"), which Sublease Information may be provided in ranges (e.g., between 8,000 and 9,000 square feet of Net Rentable Area in the location described on the attached floor plan); however, the maximum square footage or term in such proposed range or the earliest commencement date shall be utilized for determining whether Landlord has a Landlord Termination Right (defined below) with respect thereto and the space affected thereby. Landlord shall have the right to terminate this Lease
(i) in its entirety (if Tenant notifies Landlord of its intent to assign this Lease), or (ii) if Tenant notifies Landlord of its intent to sublease as to the space designated by Landlord in the notice of exercise of the Landlord Termination Right (which space may be all or a portion, on a full floor basis to the extent the proposed space is on a full floor, of the maximum space designated by Tenant in the Assignment/Sublease Intent Notice) for the remainder of the Term (and not just the proposed term), by written notice to Tenant given within thirty (30) days of the receipt by Landlord of the Assignment/Sublease Intent Notice (collectively, the "Landlord Termination Right"); provided, however, Landlord shall not be permitted to exercise the Landlord Termination Right as to any sublease or subleases proposed by Tenant with a term which commences in a particular calendar year, which, when aggregated with the space affected by other subleases with terms which commenced in such calendar year, affect in the aggregate less than the Sublease Threshold (defined below). The rights to avoid the Landlord Termination Right are not cumulative so if subleases do not commence in a particular calendar year as to the full Sublease Threshold, the remaining Sublease Threshold shall not be added to the square footage of subleases not subject to the Landlord Termination Right in the next calendar year. For example, if Tenant enters into subleases which commence in a particular calendar year which aggregate sixty percent (60%) of the Sublease Threshold, the remaining forty percent (40%) shall not be added to the Sublease Threshold in the next calendar year. Additionally, notwithstanding the foregoing, if a proposed sublease is for a period shorter than the then remaining Term by more than one (1) year and does not contain an extension right, then Landlord shall not be permitted to exercise the Landlord Termination Right with respect to such proposed sublease.

            If (x) Tenant proposes a sublease in an Assignment/Sublease Intent Notice with a term to commence in a particular calendar year (or in a range with the earliest date to commence in a particular calendar year) or as to a maximum square footage, (y) Landlord is not permitted to exercise the Landlord Termination Right due to (1) the timing of such proposed term commencement and such sublease actually commences in a calendar year other than that proposed,
(2) the proposed term was less than the remaining term by more than one (1) year and such sublease term is actually longer, or (3) the Sublease Threshold is not met because of the amount of the proposed sublease space, and (z) Landlord could have exercised the Landlord Termination Right if the proposal contained the correct calendar year of commencement, the length of the term, or correct square footage, then notwithstanding anything to the contrary contained in this Section 8.1, such sublease so entered into by Tenant in violation of this Lease shall be void (or to the extent not voidable pursuant to applicable law, Tenant shall be required to immediately terminate such sublease), Tenant shall be in breach of this Lease unless and until such sublease is voided or otherwise terminated, and notwithstanding anything to the contrary contained herein, the Landlord Termination Right shall apply to all subleases proposed by Tenant within eighteen (18) months following such breach. For example, if (A) subleases commence in calendar year 2001 as to eighty percent (80%) of the Sublease Threshold, (B) Tenant proposes a sublease for twenty-five percent (25%) of the Sublease Threshold for the calendar year 2002, so that the Landlord Termination Right does not apply, and (C) the proposed sublease actually commences in calendar year 2001, such sublease shall be void (or otherwise terminated by Tenant), Tenant shall be in breach of this Lease until such sublease is voided or otherwise terminated, and the Landlord Termination Right shall thereafter apply to all subleases entered into within eighteen (18) months following such breach.

            In the event the Commencement Date occurs in the calendar year 1999, then, only for the purposes of determining whether the Sublease Threshold has been met, the first (1st) calendar year of the Term shall be deemed to include calendar year 1999 and 2000. Any subleases entered into by Tenant for any one
(1) or more of the Special Uses prior to one (1) year after the Commencement Date shall not be charged against the forgoing limitations applicable in the first (1st) calendar year during the Term.

            As used herein, the "Sublease Threshold" shall mean the greater of
(x) 70,700 square feet of Net Rentable Area in the Leased Premises, or (y) three
(3) full floors of the Leased Premises.

            In the event that Landlord exercises the Landlord Termination Right, this Lease shall terminate as if by expiration on the date which is (A) the earlier to occur of (i) the date designated by Landlord in the notice of Landlord's exercise of the Landlord Termination Notice, or (ii) the date which is the midpoint of the range of the proposed commencement dates reflected by Tenant in the applicable Assignment/Sublease Intent Notice, and (B) as to the entirety of the Leased Premises (if Tenant intends to assign) or as to the space designated by Landlord in the notice of exercise of the Landlord Termination Notice (if Tenant intends to sublet), which space may be all or any portion, on a full floor basis to the extent the proposed space is on a full floor, of the maximum space designated by Tenant in the Assignment/Sublease Intent Notice. In the event that Tenant gives to Landlord an Assignment/Sublease Intent Notice in accordance with this Section 8.1(b) but Landlord does not exercise the Landlord Termination Right (to the extent Landlord has the right to exercise a Landlord Termination Right pursuant to the terms hereof) within thirty (30) days following the receipt by Landlord of such Assignment/Sublease Intent Notice, this Lease shall continue in full force and effect and Tenant may, during the period of one hundred eighty (180) days following the receipt of such Assignment/Sublease Intent Notice by Landlord (the "Affected Period"), enter into an assignment or sublease of the Leased Premises or such part thereof as was described in the Assignment/Sublease Intent Notice from Tenant, subject to the other provisions of this Section 8.1(b) (including without limitation, the requirements in the immediately following paragraph). In the event that Tenant does not enter into an assignment or sublease of the Leased Premises (or such part thereof as was described in the Assignment/Sublease Intent Notice from Tenant) during the Affected Period or such proposed sublease is on terms not within the ranges described in the Assignment/Sublease Intent Notice from Tenant, Tenant shall have the right to again comply with the procedures and requirements set forth in this Section 8.1(b) in order to obtain another Affected Period, but Landlord shall have all of the rights accorded to it by the provisions of this Section 8.1(b) in connection with such procedures and requirements; provided, however, if Tenant is in active negotiations with a particular sublessee or assignee at the expiration of the Affected Period on the terms described in the Assignment/Sublease Intent Notice from Tenant and furnishes evidence thereof reasonably satisfactory to Landlord, the Affected Period shall be extended as to such particular subtenant only until the cessation of negotiations with such particular tenant or assignee.

            If Landlord does not exercise the Landlord Termination Right, and Tenant desires to enter into an assignment of this Lease or a sublease of the Leased Premises or any part thereof to a particular assignee or subtenant as contemplated by the Assignment/Sublease Intent Notice within the Affected Period, Tenant shall give Landlord written notice of such proposed transaction ("Second Assignment/Sublease Notice"), which Second Assignment/Sublease Notice shall be accompanied by information concerning the business, reputation and creditworthiness of the proposed sublessee or assignee and the actual Sublease Information as to the proposed sublessee (not assignee). Tenant shall provide Landlord with any additional information or documents reasonably requested by Landlord (which requests must be made within fifteen (15) days after receiving the Second Assignment/Sublease Notice). Landlord shall then have a period of ten
(10) days following receipt of such additional information (or twenty-five (25) days from the date of the Second Assignment/Sublease Notice if Landlord does not request additional information) (the "Approval Period") within which to notify Tenant in writing whether Landlord approves of the proposed assignee or sublessee, which approval shall not be unreasonably withheld if (1) any such sublessee or assignee is creditworthy as reasonably determined by Landlord and is of a character, kind and type customarily found in Comparable Buildings, (2) such sublease or assignment does not violate any lease agreement with any other tenant or potential tenant with which Landlord has entered into a lease or a letter of intent (as applicable) in the Complex, and (3) the use of the Leased Premises by such proposed assignee or sublessee is permitted under this Lease; provided, however, Landlord shall not have the right to approve the economic terms of any sublease (except to the extent the terms of any such sublease conflict with or otherwise violate the terms of this Lease). Without limiting the foregoing, in no event shall the following be considered as suitable assignees or sublessees under this subsection (b): any governmental body, agency or bureau (of the United States, any state, county, municipality or any subdivision thereof); any foreign government or subdivision thereof; any health care professional or health care service organization which intends to provide health care or health care services from the Leased Premises directly to patients or other members of the general public; schools or similar organizations; employment agencies; radio, television or other communication stations; and, except to the extent permitted by Section 1.5 hereof, restaurants and retailers offering retail services from the Leased Premises. If Landlord fails to approve a proposed subtenant or assignee within the Approval Period, the proposed sublessee or assignee shall be deemed approved. If the proposed sublessee or assignee is approved or deemed approved by Landlord during the Approval Period, the following shall apply to the sublease or assignment (and shall be conditions thereto):

                        (1) Each assignee shall fully observe all covenants of
            this Lease, including without limitation, the provisions of Section
            1.4 of this Lease. Each sublessee shall not violate or cause Tenant to be in violation of the covenants of this Lease (including without limitation, the provisions of Section 1.4 of this Lease). No consent by Landlord to an assignment or sublease shall be deemed in any manner to be a consent to (A) a use not permitted under Section 1.4, or (B) an assignment by Tenant of any rights which are otherwise not assignable pursuant to other provisions of this Lease;

                        (2) At the time of any such assignment or subletting,
            this Lease is in full force and effect and there is no uncured Event of Default in existence under this Lease on the part of Tenant;

                        (3) Any such assignment or subletting shall be subject
            to all the terms, covenants and conditions of this Lease and any assignee must assume in writing all the rights and obligations of the assignor hereunder;

                        (4) If the aggregate rental, bonus or other
            consideration paid by the assignee or sublessee of any such space exceeds the sum of (A) the Base Rental and Tenant's Additional Rental paid to Landlord for such space during the applicable period, plus (B) the reasonable out-of-pocket third party costs and expenses actually incurred by Tenant under or in connection with such sublease or assignment for (x) broker's commissions paid by Tenant with regard to the transfer, (y) reasonable legal fees with regard to the transfer, and (z) expenses of finishing out or renovation of the space involved [but specifically excluding any charges payable to partners, shareholders or employees of Tenant in connection with such sublease or assignment]), then fifty percent (50%) of such excess shall be paid to Landlord within fifteen (15) days after each date Tenant actually receives such sums; however Tenant shall be entitled to receive all costs listed in clause (B) above prior to Landlord being entitled to any profit from a sublease or an assignment. With any payment made by Tenant to Landlord under this clause (4), Tenant shall furnish Landlord with an accounting prepared and certified to by Tenant of its determination of the sums owed to Landlord hereunder and Landlord shall have the right to audit Tenant's books and records pertaining to such amounts to confirm the accuracy thereof by furnishing written notice to Tenant. Such audit (i) must commence within thirty (30) days after Tenant's receipt of such notice from Landlord and must be concluded within ninety (90) days after commencement thereof, (ii) shall be conducted at Tenant's offices, or at Landlord's election, at the Complex property management office, (iii) may not unreasonably interfere with the conduct of Tenant's business, and (iv) must be conducted in accordance with generally accepted accounting principles. Additionally, if Landlord desires to make any requests of third parties, such requests must be directed solely to Tenant and Tenant shall make such requests on Landlord's behalf. Landlord, on behalf of itself, its auditors, agents and employees, agrees to keep the nature and content of all documents reviewed in connection with such audit confidential and shall return all documents to Tenant (however, Landlord shall be permitted to retain any copies made by Landlord subject to Landlord's obligation to maintain confidentiality). Landlord and its auditors and agents will be required to execute a confidentiality statement in the form attached hereto as Exhibit O prior to the commencement of such audit and prior to Tenant making any books, records or other documents available to Landlord, its auditors or agents. Tenant agrees to cooperate in good faith with Landlord in the conduct of any such audit, and Landlord agrees to provide Tenant with a certified copy of the results of such audit within thirty (30) days after the completion thereof.

                        If Landlord's audit proves that Tenant's calculation of
            sums owed to Landlord under this paragraph was understated by more than four percent (4%), then Tenant shall pay, within thirty (30) days of receipt of such certified audit, Landlord's reasonable and actual out-of-pocket fees and expenses applicable to such audit, which fees and expenses must be determined on an hours-spent, rather than a contingent-fee, basis.

                        (5) No assignment or subletting by Tenant shall relieve
            Tenant or any guarantor of this Lease (including the Guarantor) of any obligations or covenants under this Lease or any such guaranty (including the Guaranty) and Tenant and any such guarantor of this Lease shall remain fully liable hereunder or thereunder (as applicable); and

                        (6) A copy of the original sublease or assignment (and
            all amendments thereto) shall be delivered to Landlord within fifteen (15) days from the effective date thereof.

            If the proposed sublessee or assignee is approved by Landlord and Tenant fails to enter into the sublease or assignment with the approved sublessee or assignee within the Affected Period, then Landlord's approval of the proposed sublease or assignment shall be deemed null and void and Tenant must comply again with all of the conditions of this Section 8.1.

            (b) If, in accordance with this Section 8.1, the Leased Premises or any part thereof is sublet or occupied by other than Tenant or this Lease is assigned, Landlord, during the continuance of an Event of Default under this Lease on the part of Tenant, if any, may collect rent from the subtenant, assignee or occupant, and shall apply the net amount collected to Rent due by Tenant to Landlord under this Lease, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent direct to Landlord upon receipt of notice from Landlord. No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's covenants contained in this Lease, (ii) a release of any guarantor of this Lease (including the Guarantor) from further performance of its covenants under such guaranty (including the Guaranty), (iii) a release of Tenant from further performance by Tenant of its covenants under this Lease, or (iv) a waiver of any of Landlord's other rights hereunder.

            (c) Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Leased Premises, no sublessee or assignee may exercise any renewal options, expansion options, rights of first offer or similar rights under this Lease except (x) in accordance with a separate written agreement entered into directly between such sublessee or assignee and Landlord, (y) the Renewal Options may be exercised by any permitted assignee (but not a sublessee) of Tenant's entire interest under this Lease or
(z) Tenant may exercise any Renewal Option notwithstanding the fact that a sublessee may be in occupancy of all or any portion of the Leased Premises, provided in the event of clauses (x), (y) or (z) Tenant continues to be liable for the performance of all obligations hereunder, as increased or otherwise affected by the exercise of such rights.

            (d) Any attempted assignment or sublease by Tenant in violation of the terms and covenants hereof shall be void and shall be a breach under Section 7.1(a)(iv) hereof. Any consent by Landlord to a particular assignment or sublease shall not constitute Landlord's consent to any other or subsequent assignment or sublease, and any proposed sublease or assignment by a sublessee or assignee of Tenant or any other sublessee or assignee shall be subject to the provisions hereof as if it were a proposed sublease or assignment by Tenant.

            (e) Notwithstanding anything to the contrary contained in this
Section 8.1, Tenant shall not be permitted to sublease any portion of the Leased Premises or assign this Lease to (i) any person or entity that is actually a tenant of the Building at the time the Notice is furnished to Landlord (an "Actual Tenant"), or (ii) any Affiliate of an Actual Tenant if such Affiliate intends to use a significant portion of the Leased Premises subject to such assignment or sublease for purposes of the conduct of the business then being conducted by the Actual Tenant in its leased premises or such Affiliate is entering into such assignment or sublease as a means to circumvent the provisions of clause (i) above.

            (f) Any improvements, additions, or alterations to the Building or the Project that are required by Legal Requirements, or are reasonably deemed necessary or appropriate by Landlord, as a result of any subletting or assignment hereunder, shall be installed and provided without cost or expense to Landlord.

            8.2 Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Project and all other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Sections 8.3 and 8.4 hereof), no further liability or obligation shall thereafter accrue against Landlord hereunder subject, however, to the following:

            (a) If Landlord shall transfer all or any part of its interest in the Project (which Landlord may do, in its sole discretion), then except as to the granting of a mortgage or other security interest or the foreclosure or granting of a deed-in-lieu of foreclosure with respect thereto (or the transfer of the Project to a lender for a nominal amount, which transfer has the practical effect of a deed-in-lieu of foreclosure), Landlord shall either (i) cause the transferee, in a writing delivered to Tenant, to assume (subject to the limitations of liability contained in Section 8.4) the obligations of Landlord hereunder equal to the percentage interest being transferred to the transferee, whether they arise before or after the date of the transfer, or (ii) give Tenant forty-five (45) days advance notice of the proposed transfer ("Advance Transfer Notice"). If Landlord elects (i) and the transfer in question is a transfer of all of transferor's interest in the Project, then the transferor shall no longer be liable under this Lease for any obligations of Landlord hereunder assumed by the transferee, whether arising before or after the transfer. If Landlord elects (ii), then (A) the transferee shall not be required to assume nor be liable for any obligations to the extent they accrue prior to the date of transfer; however, the transferee must assume the obligations accruing after the date of the transfer and then the transferor shall not be liable under this Lease for such obligations (and with respect to obligations accruing after such date, the transferee's liability shall be limited by the terms of Section 8.4), (B) Tenant shall notify Landlord in writing (the "Claims Notice") within thirty (30) days after receipt of the Advance Transfer Notice of any claims or potential claims (specified in reasonably sufficient detail for Landlord to understand the claim and made in good faith) then known to Tenant after reasonable and diligent inquiry by Tenant that Tenant may have against Landlord under this Lease which have accrued against Landlord prior to the date of the Claims Notice, and the Claims Notice shall, if requested by Landlord, thereafter be supplemented by Tenant as of the date of the transfer, and (C) an amount equal to the net sales proceeds (hereinafter defined) received by Landlord from such transfer shall constitute assets against which Tenant may proceed under Section 8.4 hereof (as to breaches by transferor only), but Tenant may so proceed if and only if, with respect to the claim giving rise to the judgment referred to in Section 8.4, (x) the claim accrued prior to the transfer, and (y) either of the following clauses (1) or
(2) is satisfied:

                        (1) the claim was specified in the Claims Notice or any
            supplement thereto as requested by Landlord as provided in Section 8.2(a)(ii)(B) and Tenant commenced an action against the transferor to recover on such claim within six (6) months after consummation of the transfer; or

                        (2) (aa) the claim was any other claim of Tenant against
            Landlord under this Lease, (bb) the claim was not actually known to Tenant as of the date of delivery of the Claims Notice or any supplement thereto requested by Landlord as provided in Section 8.2(a)(ii)(B), (cc) the claim was one which could not have been known by Tenant as of such date by reasonable and diligent inquiry by Tenant, and (dd) Tenant commenced an action against Landlord to recover on such claim within one (1) year after consummation of the transfer (however, with respect to any claims made by Tenant pursuant to Section 2.3(e) hereof, such one (1) year limitation shall not apply and Tenant must have commenced such action against Landlord within sixty (60) days after the applicable audit was completed pursuant to Section 2.3(e) hereof), otherwise, neither Landlord nor the transferee shall have any liability for obligations which accrued prior to the date of transfer however (i) Landlord and the transferee shall be liable under this Lease (subject to the provisions of Section 8.4), for the Improvements Allowance which remains unpaid pursuant to, and subject to the provisions of, Section 2.5 and/or any Delay Payments which remain unpaid pursuant to, and subject to the provisions of, Section 1.2(d)(ii) hereof and (ii) the offset provisions described in Section 2.1(e) shall still be applicable with respect to items accruing after the date of the Claims Notice. Tenant shall keep confidential the nature of any proposed transfer revealed by Landlord as well as the identity of the proposed transferee until the same become publicly known (except as may be necessary in connection with any lawsuit contemplated by this Section 8.2). For purposes of this Section 8.2, "net sales proceeds" shall mean the gross proceeds from the sale or transfer of all or any portion of Landlord's interest in the Project, less (i) the sums necessary to satisfy any existing liens against the Project, and (ii) the reasonable costs and expenses of the sale or transfer.

            (b) The failure of Tenant to deliver timely the Claims Notice or any supplements thereto as requested by Landlord as provided in Section 8.2(a)(ii)(B) shall, in the absence of the application of clause (2) of the foregoing subsection (a), constitute the representation by Tenant that, as of the last date for timely delivery of such notice, there existed no claim which should have been described in such notice if the same had been timely delivered, and Tenant shall thereafter be estopped from proceeding against the net sales proceeds from the transfer with respect to any such claim which should have been so described.

            (c) Notwithstanding the right given Tenant to proceed against net sales proceeds as provided hereinabove, Tenant shall not have a lien against such proceeds nor shall Tenant have the right to stop or delay any transfer, or the escrowing of funds in connection therewith; however, Tenant shall be permitted to seek to obtain a court order or an injunction to prevent the dissipation of the net sales proceeds if such dissipation would irreparably harm Tenant's ability to collect on any claim set forth in the Claims Notice (as supplemented as provided in Section 8.2(a)(ii)(B) above). Tenant shall attorn to any party to whom Landlord transfers the Building pursuant to the terms hereof.

            8.3 Peaceful Enjoyment. Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Leased Premises, subject to the other terms hereof, provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of Landlord's interest hereunder.

            8.4 Limitation of Personal Liability. Tenant specifically agrees to look solely to Landlord's (and Landlord's successors' and assigns') interest in the Project and the rent and other income derived therefrom after the date execution is levied for the recovery of any monetary judgment against Landlord, it being agreed that Landlord and Landlord's successors and assigns (and, to the extent Landlord and/or such successors or assigns are partnerships or corporations, their respective agents, employees, officers, directors, partners [direct or indirect, general or limited], servants or shareholders) shall never be personally liable for any such judgment. The provisions contained in the foregoing sentences are not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement of collection of amounts that may become owing or payable under or on account of insurance maintained by Landlord (so long as such relief, suit or action does not have the effect of personal liability for Landlord or Landlord's successors or assigns (or their respective agents, employees, officers, directors, partners [direct or indirect, general or limited], servants or shareholders). It is specifically agreed that upon a foreclosure of a lien on the Project (or upon delivery of a deed in lieu of foreclosure) the purchaser at the foreclosure sale (or grantee of a deed in lieu of foreclosure) shall be deemed to be a successor to Landlord under this Lease.

            8.5 Memorandum of Lease. Neither Landlord nor Tenant shall record this Lease. Landlord and Tenant shall enter into the Memorandum of Lease attached hereto as Exhibit H for the purpose of recording the same, and Tenant may, at Tenant's expense, record the same.

            8.6 Consents. Whenever in this Lease it is agreed that a party shall not unreasonably withhold its consent or approval, said party shall likewise not unreasonably condition or delay its consent.

            8.7 Confidentiality. Except as required by Legal Requirements or for financial reporting purposes, Landlord and Tenant shall not disclose the terms of this Lease to any third party prior to the fifth (5th) anniversary of the Commencement Date; provided, however, without Tenant's prior consent, Landlord shall be permitted to disclose the terms of this Lease to (a) Landlord's partners and Affiliates and Landlord's and their respective officers, directors, employees and agents, (b) any current or prospective holder of any mortgage or voluntary lien on the Project or any portion thereof or interest therein, (c) any prospective purchaser or other transferee of the Project or any portion thereof or interest therein, and (d) legal counsel or other consultants to Landlord; and provided further, however, without Landlord's prior consent, Tenant shall be permitted to disclose the terms of this Lease to (a) legal counsel or other consultants (including brokers) to Tenant, (b) any permitted assignee, sublessee or other transferee of Tenant's interest under this Lease,
(c) Tenant's partners, officers, directors, agents or employees, and (d) any prospective financing source of Tenant. In the event Landlord or Tenant makes any disclosures to third parties pursuant to the foregoing provisions, the party making such disclosure shall obtain written agreements from any individual to whom such disclosure is made to not further disclose the terms of this Lease to anyone as to whom disclosure is prohibited by the terms of this Section 8.7. Notwithstanding anything to the contrary contained in this Lease, any breach by Landlord or Tenant of the provisions of this Section 8.7 shall not be a default under the terms of this Lease but the non-defaulting party's sole remedy shall be to commence actions at law or in equity for an injunction or to recover damages suffered by such party on account of the breach.

            8.8 Publicity. Landlord agrees that there shall be no press releases or other publicity originated by Landlord, or any agents or representatives thereof, concerning the terms of this Lease or the identity of Tenant or any Affiliates of Tenant (other than customary brochures or marketing materials) without the prior consent of Tenant. Tenant agrees that there shall be no press releases or other publicity (other than announcements necessary in the conduct of Tenant's business such as announcements of intended move and address change) originated by Tenant, or any agents or representatives thereof, concerning the terms of this Lease or Landlord or any Affiliates of Landlord or relating to or including the Building or the Project without the prior consent of Landlord. Notwithstanding anything to the contrary contained in this Lease, any breach by Landlord or Tenant of the provisions of this Section 8.8 shall not be an Event of Default but the nonbreaching party's sole remedy shall be to commence actions at law or in equity for an injunction or to recover damages suffered by such party on account of such breach.

                                   ARTICLE IX

                                     OPTIONS

            9.1 Renewal Options.

            (a) As long as an Event of Default has not occurred, or if an Event of Default has occurred that it is not then continuing, and subject to the conditions hereinafter set forth, Tenant is hereby granted options (individually, a "Renewal Option" and collectively, the "Renewal Options") to renew the Term with respect to all (or, subject to the limitations set forth below, a portion) of the Leased Premises for two (2) successive periods (individually a "Renewal Term" and collectively the "Renewal Terms") of five (5) years each, but in no event to exceed a maximum additional period in the aggregate of ten (10) years beyond the expiration of the Initial Term (the "Renewal Option Period"). The first Renewal Term shall commence at the expiration of the Initial Term and the second Renewal Term shall commence at the expiration of the first Renewal Term.

            Tenant must furnish Landlord with written notice of its intent to exercise the applicable Renewal Option and the portion of the Leased Premises (subject to the limitations set forth herein) (the "Renewal Space") which Tenant elects to lease during the applicable Renewal Term, no later than twenty-four
(24) months prior to the expiration of the Initial Term or the first Renewal Term, as applicable (the "Intent Notice"). If Tenant intends to exercise any Renewal Option as to a portion, and not all, of the then current Leased Premises
(i) the Renewal Space must be configured in full floor increments, (ii) the Renewal Space must be configured so that all floors comprising the Renewal Space are contiguous (excluding any floors Landlord has recaptured pursuant to the provisions of this Lease), (iii) in all events the Renewal Space must contain either the first floor or the highest floor of the Building which was part of the Leased Premises immediately prior to the commencement of the applicable Renewal Term; provided, however, if Tenant elects to lease the highest floor and the remaining floors of the Renewal Space which are contiguous thereto, Tenant shall also be permitted to lease all of the Net Rentable Area on the first floor of the Building as a part of the Renewal Space, (iv) the Renewal Space must contain at least fifty percent (50%) of the total square footage of Net Rentable Area of the Building, and (v) the space not included in the Renewal Space must be delivered to Landlord in accordance with the provisions of Section 5.2(d) of this Lease except that Tenant, at its sole cost is obligated to seal any floor penetrations between floors which are included in the Renewal Space and ones which are not included in the Renewal Space with Building Standard material in a manner reasonably satisfactory to Landlord.

            If Tenant timely delivers the Intent Notice to Landlord, Landlord shall no later than twenty-three (23) months prior to the expiration of the Initial Term or the first Renewal Term, as applicable, deliver to Tenant written notice ("Rate Notice") of Landlord's good faith determination of the Market Base Rental Rate (defined below) for the Renewal Space as of the commencement of the applicable Renewal Term and any Parking Rental (defined below) for the Parking Permits (if applicable pursuant to subsection 9.1(b)(iii) below). If Tenant objects to Landlord's determination of the Market Base Rental Rate within ten
(10) days of receipt of the Rate Notice, Landlord and Tenant shall use good faith efforts (neither party acting arbitrarily or capriciously to resolve their differences as to the Market Base Rental Rate within thirty (30) days after Tenant's receipt of the Rate Notice (the "Renewal Election Period"). If Landlord and Tenant agree in writing as to the Market Base Rental Rate prior to the expiration of the Renewal Election Period, the Market Base Rental Rate so agreed to by Landlord and Tenant shall be applicable if Tenant, in its sole discretion, elects to exercise the applicable Renewal Option prior to the expiration of the Renewal Election Period. If Tenant timely furnishes the Intent Notice to Landlord, and Tenant and Landlord cannot agree to the Market Base Rate for the Renewal Space for the applicable Renewal Term, prior to the expiration of the Renewal Election Period, Tenant may elect to submit the determination of the Market Base Rental Rate to arbitration in accordance with subsection (d) below by furnishing notice to Landlord in writing (the "Election Notice") prior to the expiration of the Renewal Election Period.

            If Tenant timely delivers the Intent Notice and the Election Notice to Landlord, and at any time prior to the commencement of the applicable Renewal Term an Event of Default occurred, Landlord, at its sole option during the continuance of such Event of Default, may terminate any right by Tenant under this Section 9.1 to exercise the applicable Renewal Option and the Renewal Option (and any subsequent Renewal Option) shall expire and thereafter shall be exercisable by Tenant. If Tenant fails to timely deliver the Intent Notice or the Election Notice as provided above, the applicable Renewal Option and the subsequent Renewal Option (if applicable shall terminate automatically, and Tenant shall have waived forever its right to renew and extend the Term.

            If Tenant elected during the Renewal Election Period to submit the determination of the Market Base Rental Rate to arbitration and the decision of the arbitrators with respect to Market Base Rental Rate cannot be or is not rendered on or prior to the date that is which is fifteen (15) months and five
(5) days prior to the expiration of the then current Term of this Lease, then Tenant shall have the option to exercise its right to renew the Term of this Lease by written notice deliverable to Landlord prior to the date which is fifteen (15) months prior to the expiration of the then current term, in which event its election to renew shall become irrevocable and Tenant shall be bound by the decision of the arbitrators made pursuant to subsection (d) below (as will Landlord). If Tenant fails to timely give such notice of its election to exercise the Renewal Option prior to the date fifteen (15) months prior to the expiration of the then current Term of this Lease, Tenant shall be deemed to have elected to waive forever its right to renew and extend the Term.

            If Tenant elected during the Renewal Election Period to submit the determination of the Market Base Rental Rate to arbitration and the decision of the arbitrators is rendered prior to the date which is fifteen (15) months and five (5) days prior to the expiration of the then current Term of this Lease, on or prior to the earlier of (x) fifteen (15) months prior to the expiration of the then current Term of this Lease, or (y) thirty (30) days following the rendering of such decision, Tenant may elect one (1) of the following options:
(A) to not exercise the subject Renewal Option and thereby permit this Lease to expire upon the expiration of the then existing Term (and the Renewal Options not previously exercised in accordance with the terms of this Lease shall automatically terminate and Tenant shall have waived forever its right to further extend the Term), or (B) to renew the Lease upon the Market Base Rental Rate determined by arbitration subject to subsection (d) below. If Tenant fails to timely exercise option (A) or (B), Tenant shall be deemed to have elected option (A).

            If Landlord and Tenant do not agree in writing as to the Market Base Rental Rate prior to the exercise by Tenant of the applicable Renewal Option all payments of Rent as to the Renewal Space during the applicable Renewal Term shall be made as and when required in this Lease, notwithstanding any unresolved objections, based upon the Market Base Rental Rate specified in the Rate Notice, and upon resolution of the arbitration pursuant to subsection (d) below, any overpayment or underpayment theretofore made shall be adjusted in accordance with the Market Base Rental Rate as determined by arbitration by decreasing or increasing, as the case may be, the next installment or installments of Base Rental coming due by the amount of such overpayment or underpayment, as the case may be (and no interest or penalty shall be applied thereto).

            (b) The renewal of this Lease pursuant to the exercise of a Renewal Option by Tenant shall be upon the same terms and conditions of this Lease (including, without limitation, Tenant's obligation to pay Tenant's Additional Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment), except:

                  (i) the Base Rental for the Renewal Space during the applicable Renewal Term shall be the Market Base Rental Rate agreed to by Landlord and Tenant, or determined pursuant to arbitration in accordance with, and subject to, subsection (d) below;

                  (ii) Tenant shall have no option to renew this Lease beyond the expiration of any Renewal Term (in the event that Tenant fails to exercise its applicable option to renew as provided above) or, in any event, beyond the Renewal Option Period;

                  (iii) at the time of the Tenant's exercise of a Renewal Option, if the majority of the tenants (other than Tenant) in the Building and Phase II Building then entering into leases in the Complex are being charged rental for parking spaces in the Parking Facility, Tenant shall pay Landlord, as additional rental, a monthly amount (the "Parking Rental") equal to the rates charged by such landlords for parking in the Complex (taking into account whether such parking spaces are for regular, reserved, or executive parking spaces) for monthly contract parking in the Parking Facility multiplied by the number of Parking Permits leased by Tenant pursuant to this Lease, which Parking Rental shall be payable in accordance with Section 2.1 hereof;

                  (iv) effective on the date the applicable Renewal Term commences, the total number of Parking Permits leased by Tenant pursuant to Section 3.4 hereof shall be reduced by one (1) for each three hundred seventeen (317) square feet of space comprising an area determined by subtracting the Net Rentable Area of the Renewal Space from the Net Rentable Area of space comprising the Leased Premises immediately prior to the commencement of the applicable Renewal Term (with the number of Assigned Parking Permits and Converted Spaces being reduced in accordance with the provisions of Section 3.4(a) above);

                  (v) the Leasehold Improvements will be provided in their then existing condition, on an "as is" basis at the time the applicable Renewal Term commences, and Tenant shall not be entitled to any construction, buildout or other allowances with respect to the Renewal Space during the Renewal Term. Additionally, the determination of the Market Base Rental Rate will take into account the fact that the Renewal Space is being taken by Tenant on an "as-is" and without allowance basis; and

                  (vi) the Leased Premises shall be the Renewal Space.

            (c) Whenever used in this Lease, the term "Market Base Rental Rate" shall mean the annual net rental rate per square foot (exclusive of expense pass-through additions, whether characterized as such or not, and exclusive of any portion of "base rental" attributable to expenses or to an "expense stop") of Net Rentable Area for the applicable space and for the time period as to which such rate is being determined, that a willing tenant would pay and a willing landlord would accept for space in Comparable Buildings, in arm's length bona fide negotiations, taking into consideration all relevant factors (including, without limitation, the following factors [collectively, the "Market Factors"]: rent being charged in other Comparable Buildings, for leases then being entered into for comparable space to the Renewal Space in the comparable elevator bank for which the Market Base Rental Rate is being determined;

location, quality, amenities, age and reputation of the buildings in which the space being compared is located; use and size of the space under comparison; location and/or floor level of the subject space and any comparison space within their respective buildings, including view, elevator lobby exposure, etc.; definition of "net rentable area" applicable to the spaces; distinction, if any, between "gross" and "net" rental rates and type, base year or dollar amount for escalation purposes [both operating costs and real estate taxes] if the comparison space is being leased on a "gross" lease basis; any other adjustments [including adjustments by way of indexes] to base rental; extent of services provided or to be provided; extent and condition of leasehold improvements provided in the subject space and in any comparison space; abatements pertaining to the subject space and to any comparison space [including with respect to base rental, operating expenses and/or real estate taxes, and parking charges]; number of parking spaces and inclusion or exclusion of parking charges in rental (including any Parking Rental to be charged to Tenant pursuant to the provisions of subsection (b)(iii) above); lease takeovers/assumptions by the landlord of the comparison space, if applicable; moving allowances granted, if any; relocation allowances granted, if any; construction, refurbishment and repainting allowances granted, if any; club memberships granted, if any; any other concessions or inducements and the timing of payment of such concessions or inducements; overall creditworthiness of Tenant and of tenants in any comparison space; term or length of lease of subject space and of any comparison space; the time the particular rental rate under consideration was agreed upon and became or is to become effective; the reputation of the tenant; and payment of a leasing commission, fees, bonuses or other compensation, whether to Tenant's representative or to Landlord, to any person or entity affiliated with Tenant or Landlord, or otherwise). Landlord and Tenant agree that bona fide written offers and recent leases (not from Affiliates of Landlord) to lease comparable space located in the Complex from prospective third party tenants (at arm's length) may be used as an indication of the Market Base Rental Rate but shall not be conclusive or controlling as to any such rental rates.

            (d) If Landlord and Tenant are unable to reach a definitive agreement as to the Market Base Rental Rate within the Renewal Election Period, then the Market Base Rental Rate will be submitted to arbitration for resolution in accordance with Article X hereof, subject to the provisions of this subsection (d). The instructions to the arbitrators with respect to the determination of the Market Base Rental Rate will be to determine the Market Base Rental Rate for the Renewal Space for the Renewal Term as of the commencement of the Renewal Term. Furthermore, the arbitrator shall be advised, and Landlord and Tenant agree, that the arbitrators shall determine the Market Base Rental Rate based on the Market Factors set forth in subsection (c) above. Notwithstanding anything to the contrary contained in this Section 9.1, the Market Base Rental Rate during the applicable Renewal Term (whether determined by the agreement of Landlord and Tenant or pursuant to arbitration) shall in no event be less than the Base Rental Rate Tenant is obligated to pay under this Lease immediately prior to the commencement of such Renewal Term.

            (e) Tenant may not assign any Renewal Option and no sublessee or assignee of Tenant may exercise any Renewal Option except as expressly provided for under Section 8.1(d) of this Lease.

                                    ARTICLE X

                                   ARBITRATION

            10.1 Arbitration.

            (a) Either Landlord or Tenant may require that any dispute under this Lease (excluding any dispute under Section 2.5 of this Lease) be submitted to arbitration pursuant to the provisions of this Article X (even if not specifically provided for in the provisions of this Lease); provided, however, either party may seek a temporary restraining order and/or a preliminary injunctive relief from a court of competent jurisdiction without being subject to arbitration with respect thereto. To the extent the provisions of this
Article X vary from or are inconsistent with the Commercial Arbitration Rules of the American Arbitration Association or any other arbitration tribunal, the provisions of this Article X shall govern. All arbitrations under this Article X will be governed by the provisions of this Article X, (to the extent not inconsistent with this Article X) the Commercial Arbitration Rules of the American Arbitration Association, and (to the extent not inconsistent with any of the foregoing) the laws of the State of Texas. All arbitrations hereunder shall occur at a location in Dallas, Texas, chosen by the arbitrator(s) and shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association (or any successor organization, or if no such successor organization exists, then from an organization composed of persons of similar professional qualifications).

            (b) In the event a dispute arises under any provision of this Lease (other than a dispute as to the Market Base Rental Rate under Sections 7.7(b) and 9.1(d) hereof, with respect to which the provisions of subsection (c) below shall apply), the party desiring arbitration shall give notice to that effect to the other party and simultaneously therewith also shall give notice to the director (the "Director") of the Dallas, Texas regional office of the American Arbitration Association (or any successor organization, or if no such successor organization exists, then to an organization composed of persons of similar professional qualifications), requesting such organization to select, as soon as possible but in any event within the next thirty (30) days, three (3) arbitrators with, if reasonably possible, recognized expertise in the subject matter of the arbitration. At the request of either party, the arbitrators shall authorize the service of subpoenas for the production of documents or attendance of witnesses. Within thirty (30) days after their appointment, the arbitrators so chosen shall hold a hearing at which each party may submit evidence, be heard and cross-examine witnesses, with each party having at least ten (10) days advance notice of the hearing. The hearing shall be conducted such that each of Landlord and Tenant shall have reasonably adequate time to present oral evidence or argument, but either party may present whatever written evidence it deems appropriate prior to the hearing (with copies of any such written evidence being sent to the other party). In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided. The decision of the arbitrators so chosen shall be given within a period of thirty
(30) days after the conclusion of such hearing, and shall be accompanied by conclusions of law and findings of fact. The decision in which any two arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties and shall be the basis for a judgment entered in any court of competent jurisdiction (except that for arbitrations of the Market Base Rental Rate under Sections 7.7(b) and 9.1, the provisions of subsection (c) below shall apply). The fees and expenses of arbitration under this Article X shall be apportioned to Landlord and Tenant in such a manner as decided by the arbitrators. Landlord and Tenant may at any time by mutual written agreement discontinue arbitration proceedings and themselves agree upon any such matter submitted to arbitration.

            (c) If pursuant to the provisions of Sections 7.7(b) or 9.1(d) the Market Base Rental Rate is to be determined pursuant to arbitration, the Market Base Rental Rate shall be determined in accordance with the following provisions of this subsection (c). With respect to arbitration under Section 9.1(d), Landlord and Tenant agree to proceed in good faith with due diligence so as to conclude such arbitration prior to fifteen (15) months prior to the expiration of the then existing Term. Landlord and Tenant may at any time by mutual written agreement discontinue proceedings under this subsection (c) and themselves agree upon the Market Base Rental Rate. The determination of the Market Base Rental Rate shall be resolved as follows:

                  (i) Within ten (10) days of the expiration of the Renewal Election Period or Dispute Period (as applicable), Landlord and Tenant shall each appoint one (1) arbitrator. Each arbitrator shall be a member of the American Institute of Real Estate Appraisers (or any successor organization, or if no such successor organization exists, then from organizations composed of persons of similar professional qualifications), with the designation M.A.I. and with not less than ten (10) years experience appraising commercial properties in Dallas, Texas. If either party fails to timely select an arbitrator, the other party shall be permitted to select an arbitrator on its behalf within five (5) days of such failure. Within ten (10) days of the appointment of the two (2) arbitrators, such arbitrators shall select a third (3rd) arbitrator (who must have the same qualifications as identified above which is required for the arbitrators selected by Landlord and Tenant). In the event the two
      (2) arbitrators fail to appoint or agree upon such third (3rd) arbitrator within such ten (10) day period, a third arbitrator shall be selected by Landlord and Tenant if they so agree upon such third arbitrator within a further period of ten (10) days. If Landlord and Tenant cannot agree upon the third arbitrator, Landlord or Tenant shall request the Director to do so. In the event of the inability or failure of any arbitrator to act, another arbitrator shall be selected in the same manner as set forth above for the same arbitrator.

                  (ii) Within fifteen (15) days after the third (3rd) arbitrator is appointed pursuant to clause (i) above, the parties shall meet in Landlord's offices in Dallas, Texas (the "Meeting"), at which Meeting the parties may each submit evidence, be heard and cross-examine witnesses, and each of the parties will furnish the arbitrators with such information as the arbitrators may reasonably request. The Meeting shall be conducted such that Landlord and Tenant shall have reasonably adequate time to present oral evidence or argument, but either party may present whatever written evidence it deems appropriate prior to the Meeting (with copies of any such written evidence being sent to the other party). Within thirty
      (30) days after the conclusion of the Meeting, the arbitrators shall again meet and simultaneously disclose in writing their respective determinations for the rate or value they have been instructed to determine (the "Applicable Arbitrated Amount"). If the determinations of at least two (2) of the arbitrators shall be identical in amount, said amount shall be the Applicable Arbitrated Amount. If the determinations of at least two (2) of the arbitrators shall not be identical in amount, then the Applicable Arbitrated Amount shall be the average of the two (2) closest determinations of the Applicable Arbitrated Amount unless the two
      (2) furthest apart are equidistant from the middle Applicable Arbitrated Amount, in which event the middle Applicable Arbitrated Amount shall apply. Any such determination of the Applicable Arbitrated Amount shall be binding and conclusive upon Landlord and Tenant.

                  (iii) If the decision of the arbitrator under this subsection
      (c) shall be held by a court of competent jurisdiction to be unenforceable for any reason (Landlord and Tenant hereby affirmatively stating it is their intent and agreement that the decision of the arbitrator will be legally enforceable as to them), then the determination of the Market Base Rental Rate shall be subject to litigation in the courts of the State of Texas with the final determination being made in accordance with a court judgment, no longer subject to appeal, of a court of competent jurisdiction. To the extent a court proceeding calls for a determination of the Market Base Rental Rate for the Renewal Space, Landlord and Tenant hereby expressly agree that such determination shall be based on the Market Factors set forth in Section 9.1(c) of this Lease.

                                   ARTICLE XI

                                  MISCELLANEOUS

            11.1 Notices. Any notice or other communication required or permitted to be given under this Lease must be in writing and shall be given or delivered:

            to Landlord at:             Hines Corporate Properties LLC
                                        c/o Hines Interests Limited Partnership
                                        2800 Post Oak Boulevard, Suite 4800
                                        Houston, Texas 77056
                                        Attn: Charles N. Hazen
                                        Telephone:     (713) 966-7602
                                        Telecopier:    (713) 966-2087

            and with a copy to:         ERE Yarmouth
                                        787 Seventh Avenue, 46th Floor
                                        New York, New York 10019
                                        Attn: V. Raja
                                        Telephone:     (212) 554-3029
                                        Telecopier:    (212) 315-2916

            and with a copy to:         ERE Yarmouth
                                        8750 North Central Expressway, Suite 600
                                        Dallas, Texas 75231
                                        Attn: George E. Chamblee III
                                        Telephone:     (214) 890-6555
                                        Telecopier:    (214) 890-6565
            and with a copy to:         Hines Interests Limited Partnership
                                        One Galleria Tower
                                        13355 Noel Road, Suite 250
                                        Dallas, Texas 75240
                                        Attn: Clayton C. Elliott
                                        Telephone:     (972) 716-2910
                                        Telecopier:    (972) 934-1460

            and with a copy to:         Baker & Botts, L.L.P.
                                        2001 Ross Avenue
                                        Dallas, Texas 75201
                                        Attn: Patricia M.  Stanton
                                        Telephone:     (214) 953-6704
                                        Telecopier:    (214) 953-6503

            to Tenant at:               Tenet Hospitals Limited
                                        14001 Dallas Parkway
                                        Dallas, Texas 75240
                                        Attn: Director of Real Estate
                                        Telephone:     (972) 789-2200
                                        Telecopier:    (972) 980-2853

            and with a copy to:         Tenet Healthcare Corporation
                                        3820 State Street
                                        Santa Barbara, California 93105
                                        Attn: General Counsel
                                        Telephone:     (805) 563-7077
                                        Telecopier:    (805) 563-7085

            and with a copy to:         Haynes and Boone, L.L.P.
                                        901 Main Street, Suite 3100
                                        Dallas, Texas 75202
                                        Attn:   Steven R. Jenkins
                                        Telephone:     (214) 651-5000
                                        Telecopier:    (214) 200-0485

            and with a copy to:         Dennis Draper
                                        9016 Stone Creek Place
                                        Dallas, Texas 75243
                                        Telephone:     (214) 341-1425
                                        Telecopier:    (214) 341-1453

sent by certified United States Mail, return receipt requested, telecopy, or by Federal Express (or other national overnight delivery service) or other courier service. Notices sent via certified United States Mail shall be deemed received two (2) Business Days after being deposited in a regularly maintained receptacle for the United States Mail. Notices sent via telecopy shall be deemed received upon receipt (provided transmission and receipt thereof is during Building Operating Hours on Business Days, otherwise, such telecopied notices shall be deemed received on the next Business Day) by the sender of electronic or telephonic confirmation of the transmission thereof. Any other notice shall be deemed given upon receipt or refusal thereof. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 11.1. Additionally, each of Landlord and Tenant may designate up to three (3) additional addresses to which copies of all notices shall be sent. Additionally, Tenant agrees that copies of all notices required or permitted to be given to Landlord under
Section 11.1 hereof shall not be effective unless sent concurrently to each lessor under any ground or land lease covering all or part of the Project Land and each holder of a mortgage or deed of trust encumbering the Project and/or the Project Land that notifies Tenant in writing of its interest and the address to which notices are to be sent, which notices must be sent in the same manner as such notices are to be sent to Landlord. Promptly after request by Tenant therefor, Landlord shall deliver to Tenant a list of the names and current addresses of such lessors and/or holders of liens.

            11.2 Brokers. Except as provided in that certain Registration and Commission Agreement dated January 9, 1998, by and between Landlord, as assignee of HILP, and Dennis C. Draper pursuant to which Landlord has agreed to pay a real estate brokerage fee upon the terms described therein, Landlord and Tenant each represents to the other that it has not engaged, and owes no fee to, any other broker, agent or similar party with respect to the transactions contemplated by this Lease. Accordingly, Tenant agrees to indemnify and hold harmless Landlord from and with respect to any claims for a brokerage fee, finder's fee or similar payment with respect to this Lease that is made by any party claiming by, through or under Tenant. Similarly, Landlord agrees to indemnify and hold harmless Tenant from and with respect to any claims for a brokerage fee, finder's fee or similar payment with respect to this Lease that is made by a party claiming by, through or under Landlord.

            11.3 Moving Procedures. Once Tenant is permitted to take occupancy of the Leased Premises pursuant to the terms of this Lease, Tenant's move into the Leased Premises shall be governed by the rules and regulations which shall be provided by Landlord and approved by Tenant, which approval shall not be unreasonably withheld.

            11.4 Definitions. As used in this Lease, the following terms shall have the respective meanings indicated and such meanings are incorporated in each such provision where used as if fully set forth therein:

      "Affiliate" shall mean any person or entity controlling, controlled by, or under common control with, another person or entity. "Control" as used herein means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled person or entity; the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, at least fifty-one percent (51%) of the voting interest in, any person or entity shall be presumed to constitute such control. In the case of Landlord or Tenant, the term Affiliate shall also include any person or entity controlling or controlled by or under common control with any general partner or member of Landlord or Tenant or any general partner of Landlord's or Tenant's general partner or member.

      "Base Building" shall mean the Building shell plus the Base Building Improvements described in Exhibit C-1.

      "Base Building Systems" shall mean the mechanical, heating, ventilating, air conditioning, electrical, life safety, plumbing, access control, domestic water, elevators and other systems comprising the Base Building.

      "Building II Lease" shall mean that certain Office Lease Agreement dated May 13, 1998, by and between Dallas Hines Land, L.P. and Tenant, with respect to the lease of certain space in the Phase II Building.

      "Building Plans and Specifications" shall mean working drawings of the Base Building prepared for Landlord by HaldemanPowell + Partners sufficiently detailed and complete for Landlord to obtain a building permit for the construction of the Base Building, and upon obtaining the same, to cause the construction of the Base Building, as such drawings may be modified by Landlord from time to time subject to the provisions of this Lease (including without limitation the exhibit hereto.

      "Building Operating Hours" shall mean 7:00 a.m. until 6:00 p.m. Monday through Friday and 8:00 a.m. through 1:00 p.m. on Saturday, excluding Holidays.

      "Business Days" shall mean the days national banks are open for business in Dallas, Texas.

      "Company" shall mean Tenet Hospitals Limited, a Texas limited partnership.

      "Comparable Buildings" shall mean first class, high rise office buildings located in the North Dallas Area. Landlord and Tenant hereby agree that, as of the Effective Date, the following buildings are Comparable
      Buildings: (1) One Galleria Tower, 13355 Noel Road, Dallas, Texas 75240;
      (2) Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240; (3) Oryx Energy Center, 13155 Noel Road, Dallas, Texas 75240, (4) Lincoln Centre, 5400, 5420 and 5230 LBJ Freeway, Dallas, Texas 75240; (5) Providence Tower, 5001 Spring Valley Road, Dallas, Texas 75244; (6) Spectrum Center, 5080 Spectrum Drive, Dallas, Texas 75284, and (7) The Colonnade, 15301, 15303, and 15305 Dallas Parkway, Dallas, Texas 75248.

      "Delay Items" shall mean any long lead time Tenant Improvement items (e.g., extraordinary millwork) or services or design modifications which have been requested by Tenant which could result in the Tenant Improvements for a Major Portion not being completed prior to the Scheduled Completion Date for such Major Portion set forth in Section 1.2(d) (without taking into account extensions for Force Majeure Delays, Tenant Delays and Tenant Improvement Delays) and which were identified by Landlord as long lead time items within thirty (30) days after Landlord had been provided with Tenant's plans and specifications which included such Tenant Improvement item, service or design modification.

      "Financial Institution" shall mean any savings and loan association, a savings bank, a commercial bank or trust company (whether acting individually or in any fiduciary capacity), an insurance company, a religious, charitable or educational institution, a state, municipal or private employees' welfare, pension or retirement fund or system, an investment banking firm, a real estate investment trust, or any other similar institution.

      "First Class Building Standards" shall mean a quality that is equal to or in excess of the quality of first class major office projects located in the North Dallas Area; provided Landlord's obligation to comply with First Class Building Standards shall be limited by the physical limitations of the Project as of the Commencement Date and Landlord shall not be required to make alterations, additions, replacements or improvements to comply with First Class Building Standards. Landlord and Tenant hereby agree that, as of the Effective Date, the following office projects are "first class major office projects": (1) One Galleria Tower, 13355 Noel Road, Dallas, Texas 75240; (2) Two Galleria Tower, 13455 Noel Road, Dallas, Texas 75240; (3) Oryx Energy Center, 13155 Noel Road, Dallas, Texas 75240,
      (4) Lincoln Centre, 5400, 5420 and 5230 LBJ Freeway, Dallas, Texas 75240;
      (5) Providence Tower, 5001 Spring Valley Road, Dallas, Texas 75244; (6) Spectrum Center, 5080 Spectrum Drive, Dallas, Texas 75284, and (7) The Colonnade, 15301, 15303, and 15305 Dallas Parkway, Dallas, Texas 75248.

      "Force Majeure Delays" means the number of days that Landlord is actually delayed in completing any portion of the Signs, Tenant Improvements, Base Building Improvements, and Base Building in any Major Portion due to Force Majeure Events. Landlord shall provide Tenant written notice of any Force Majeure Delays within fifteen (15) days after (1) Landlord receives written notice from the General Contractor or Tenant Contractor claiming that Force Majeure Events have occurred, or (2) Landlord otherwise becomes aware that any such Force Majeure Events have occurred. Landlord shall include in the construction contract with each of the General Contractor and Tenant Contractor a requirement that the contractor send simultaneously to Tenant any notices of Force Majeure Events such contractor sends to Landlord and any notices so sent to Tenant shall satisfy any notice of such event required to be furnished to Tenant by Landlord (but any failure by such General Contractor or Tenant Contractor to so comply shall not be a default by Landlord under this Lease).

      "Force Majeure Events" shall mean events beyond the Landlord's or Tenant's (as the case may be) control, which shall include, without limitation, all labor disputes, Legal Requirements, fire or other casualty, inability to obtain any material or services other than the inability to obtain materials due to Landlord's failure to order such materials or services timely due to reasons with Landlord's reasonable control, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be).

      "Governmental Authority" shall mean the United States, the state, county, city and political subdivision in which the Project is located or which exercises jurisdiction over the Project, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Project.

      "Hazardous Materials" shall mean any flammables, explosives, radioactive materials, asbestos-containing materials, the group of organic compounds known as polychlorinated biphenyls and any other hazardous, toxic or dangerous waste, substance or materials defined as such in (or for purposes of) the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, the Resources Conservation and Recovery Act of 1976, the Toxic Substance Control Act or any so called "Superfund" or "Superlien" law or any other Legal Requirement from time to time in effect regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.

      "HILP" shall mean Hines Interests Limited Partnership, a Delaware limited partnership.

      "Hines Group" shall mean (i) Hines G.P., or (ii) any partnership, corporation or other entity in which Hines G.P. is actively and substantially involved so long as Hines G.P. owns a substantial economic interest in such firm or entity.

      "Hines G.P." shall mean Gerald D. Hines and/or Jeffrey C. Hines or in the event of the death or disability of Gerald D. Hines and/or Jeffrey C. Hines, the estate of both or either of them.

      "Hines Manager" shall mean a person or entity which is a member of Hines Group or any partnership, corporation or other entity whose day-to-day activities are controlled and directed (directly or indirectly) by a member of Hines Group and in which a member of the Hines Group owns (directly or indirectly) a substantial economic interest.

      "Holidays" shall mean the following dates: (a) New Year's Day, (b) Memorial Day, (c) Independence Day, (d) Labor Day, (e) Thanksgiving Day and the day thereafter, and (f) Christmas Day. If, in the case of any holiday described in (a) through (f) above, a different day shall be observed than the respective day described above, then the day that constitutes the day observed by national banks in Dallas, Texas on account of such holiday shall constitute the holiday under this Lease.

      "Initial REA" shall mean that certain Construction, Operation and Reciprocal Easement Agreement for Galleria North dated May 14, 1998.

      "Lease Year" shall mean a period of one (1) year. The first Lease Year for any space in the Leased Premises shall commence on the applicable Rental Commencement Date for such space and shall end on the day next preceding the first (1st) anniversary of the Commencement Date. Lease Year 2 as to the Leased Premises commences upon the expiration of Lease Year 1 with respect to such space and all subsequent Lease Years commence upon the expiration of the prior Lease Year with respect to such space.
      "Leasehold Improvements" shall mean all leasehold improvements (other than leasehold improvements which are Base Building Improvements) installed in the Leased Premises, including the Tenant Improvements.

      "Legal Requirements" shall mean any law, statute, ordinance, order, rule, regulation or requirement of a Governmental Authority.

      "North Dallas Area" shall mean the area of suburban Dallas, Texas located within a 2-mile radius of the intersection of the Dallas North Tollway and LBJ Freeway (Interstate 635).

      "REA" shall mean that certain Construction, Operation and Reciprocal Easement Agreement for Galleria North dated May 14, 1998, as amended from time to time.

      "Rent" shall mean Base Rental, Tenant's Additional Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, and all other sums which Tenant is obligated to pay to Landlord or to reimburse Landlord as required by the terms of this Lease.

      "substantially completed" or "substantially complete" shall mean the completion of all items of construction in substantial compliance with the plans, specifications and other contract documents for the subject work except for minor "punch list" items which in the aggregate do not materially interfere with the use and occupancy of the subject space for its intended purposes and which can be completed without materially interfering with the use of such space.

      "Tenant Construction Costs" shall mean the total amount to be paid for the construction of the Tenant Improvements as provided in the Construction Contract with the Tenant Contractor. Landlord and Tenant recognize that the Construction Contract may cover the construction of some Base Building Improvements (and not just the Tenant Improvements), in which event the Tenant Contractor will differentiate between the construction costs which are Tenant's and Landlord's costs in accordance with the provisions of Exhibit C-1 and Exhibit D-1.

      "Tenant Delays" shall mean the number of days that Landlord is actually delayed in completing any portion of the Signs, Base Building or the Base Building Improvements for any Major Portion of the Initial Leased Premises, the Adjacent Garage, or the Project as a result of (i) changes to any portion of the Base Building, the Adjacent Garage, the Project or the Base Building Improvements requested to be made by Tenant, (ii) any failure by Tenant to comply with the schedules set forth in Article V and Exhibit D-1 hereof, and (iii) any other delay caused by Tenant or Tenant's contractors (including the contractor constructing the Base Building and the Tenant Improvements), subcontractors, agents, architects, engineers or consultants. Landlord shall provide Tenant written notice of any Tenant Delays within fifteen (15) days after (1) Landlord receives written notice from the General Contractor or Tenant Contractor that any such delays have occurred, or (2) Landlord otherwise becomes aware that any such delays have occurred. Landlord shall include in the construction contract with each of the General Contractor and Tenant Contractor a requirement that the contractor send simultaneously to Tenant any notices of Tenant Delays such contractor sends to Landlord and any notices so sent to Tenant shall satisfy any notice of such event required to be furnished to Tenant by Landlord (but any failure by such General Contractor or Tenant Contractor to so comply shall not be a default by Landlord under this Lease).

      "Tenant Improvements Completion Date" shall mean the date when all Tenant Improvements (excluding Delay Items) on all floors of a Major Portion of the Initial Leased Premises have been certified as substantially complete by Tenant's architect for the Tenant Improvements and a certificate of occupancy or other governmental authorizations shall have been issued for Tenant's use of such Major Portion of the Initial Leased Premises. The Tenant Improvements Completion Date shall be determined in accordance with the procedures set forth in Paragraph 10 of Part II of Exhibit D-1.

      "Tenant Improvement Delays" shall mean the number of days construction of any portion of the Tenant Improvements in a Major Portion of the Initial Leased Premises is actually delayed as the result of the acts or omissions of Tenant, or contractors, architects, engineers or consultants hired by Tenant, including without limitation (i) changes issued by any of the foregoing to the Bid Documents (as defined in Exhibit D-1) or (ii) any failure by Tenant to comply with the schedule set forth in Article V and Exhibit D-1 hereof. Landlord shall provide Tenant written notice of any Tenant Improvement Delays within ten (10) days after (1) Landlord receives written notice from the General Contractor or Tenant Contractor that any such delays have occurred, or (2) Landlord otherwise becomes aware that any such delays have occurred. Landlord shall include in the construction contract with each of the General Contractor and Tenant Contractor a requirement that the contractor send simultaneously to Tenant any notices of Tenant Improvement Delays such contractor sends to Landlord and any notices so sent to Tenant shall satisfy any notice of such event required to be furnished to Tenant by Landlord (but any failure by such General Contractor or Tenant Contractor to so comply shall not be a default by Landlord under this Lease).

      "Tenant Improvements" shall mean those leasehold improvements (other than leasehold improvements which are Base Building Improvements described in Exhibit C-1) to be initially installed in the Initial Leased Premises (excluding any Designated Floors) pursuant to Section 5.2(a) hereof.

            11.5 Binding on Successors. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved or deemed approved by Landlord hereunder, Tenant's assigns. Where appropriate the pronouns of any gender shall include the other gender, and either the singular or the plural shall include the other.

            11.6 Rights and Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of Landlord and Tenant under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law.

            11.7 Governing Law. THIS LEASE IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND ALL OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            11.8 Rules of Construction. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

            11.9 Authority. If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease. Likewise, if Landlord is a corporation, partnership or other entity, Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this Lease.

            11.10 Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

            11.11 Time of the Essence. Time is of the essence in this Lease.

            11.12 Amendments. This Lease may not be altered, changed or amended, except by an instrument in writing signed by Landlord and Tenant.

            11.13 Entirety. This Lease embodies the entire agreement between Landlord and Tenant relative to the subject matter of this Lease and all summaries, proposals, letters and agreements with respect to the subject matter of this Lease that were entered into prior to the date of this Lease shall be of no further force and effect after the date hereof.

            11.14 References. All references in this Lease to days shall refer to calendar days unless specifically provided to the contrary.

            11.15 Exhibits. The terms and provisions of Exhibits A through S, inclusive, attached hereto are hereby incorporated herein and made a part hereof for all purposes.

            11.16 Counterpart Execution. This Lease may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

            11.17 Guaranty. Tenet Healthcare Corporation, a Delaware corporation ("Guarantor") has executed and delivered to Landlord on the Effective Date a Lease Guaranty Agreement in the form attached hereto as Exhibit J ("Guaranty") to guaranty to Landlord all of Tenant's obligations hereunder as more particularly described therein.

                      [END OF PAGE: SIGNATURE PAGES FOLLOW]

              [SIGNATURE PAGE TO OFFICE LEASE AGREEMENT - TOWER I]

            IN WITNESS WHEREOF, the parties hereto have executed and sealed this Lease as of the date aforesaid.

                                    LANDLORD:


                                    Texas Corporate Properties, L.P.,
                                    a Texas limited partnership


                                    By: Texas Corporate Properties GP, LLC,
                                        its general partner


                                        By: Hines Corporate Properties, LLC,
                                            its sole member

                                            By: /s/ Charles Hazen
                                                -------------------------
                                                Charles Hazen
                                                Chief Executive Officer

              [SIGNATURE PAGE TO OFFICE LEASE AGREEMENT - TOWER I]

                                    TENANT:
                                    TENET HOSPITALS LIMITED, a Texas limited partnership


                                    By: Tenet HealthSystem Hospitals, Inc.,
                                        a Delaware corporation


                                        By: /s/ Terrence P. McMullen
                                            --------------------------
                                            Terence P. McMullen
                                            Vice President

                                   EXHIBIT A-1

                           DESCRIPTION OF PROJECT LAND

A 2.8022 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the east right-of-way line of Barton Drive (56.00 feet wide), said point being South 00(degree)18'49" East a distance of 224.97 feet from a chisel mark found at the northwest corner of said Tenet Hospitals Limited tract, said chisel mark being in the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard;

THENCE North 89(degree)41'11" East for a distance of 469.40 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 151.76 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the west right-of-way line of Noel Road (a variable right-of-way);

THENCE South 00(degree)01'01" East with the said westerly right-of-way line of Noel Road for a distance of 54.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 430.43 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 174.58 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 63.78 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 30.51 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 126.66 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set on the said east right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 116.58 feet to the POINT OF BEGINNING and containing 122,066 square feet or 2.8022 acres of land more or less.


                                     A-1-1

                                   EXHIBIT A-2

                           DESCRIPTION OF COMPLEX LAND

A 8.0323 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a chisel mark found in east right-of-way line of Barton Drive (56.00 feet wide), said chisel mark being the northwest corner of said tract conveyed to Tenet Hospitals Limited, said chisel mark being the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and in Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard, said chisel mark also being in a Boundary Line Agreement recorded in Volume 86212, Page 3799, Deed Records, Dallas County, Texas;

THENCE North 89(degree)14'45" East with the north line of said tract conveyed to Tenet Hospital Limited and along said Boundary Line Agreement for a distance of
360.43 feet to a chisel mark found for an angle point;

THENCE South 89(degree)59'31" East with the said north line of said tract conveyed to Tenet Hospital Limited and along a Boundary Line Agreement recorded in Volume 80147, Page 1001, Deed Records, Dallas County, Texas for a distance of
263.30 feet to a 3 1/4" brass disk set in the west right-of-way line of Noel Road (a variable right-of-way) from which a 5/8" iron rod found bears South 00(degree)01'01" East a distance of 0.36 feet, said disk being the northeast corner of said tract conveyed to Tenet Hospitals Limited;

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 547.94 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41' 11" West for a distance of 430.43 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 45.60 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41' 11" West for a distance of 190.44 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the said east right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 592.24 feet to the POINT OF BEGINNING and containing 349,888 square feet or 8.0323 acres of land more or less.


                                      A-2-1

                                   EXHIBIT A-3

                           DESCRIPTION OF GARAGE LAND

A 3.2420 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a chisel mark found at the northwest corner of said tract conveyed to Tenet Hospitals Limited, said chisel mark being the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard, said chisel mark also being located in a Boundary Line Agreement recorded in Volume 86212, Page 3799, Deed Records, Dallas County, Texas:

THENCE North 89(degree)14'45" East with the north line of said tract conveyed to Tenet Hospitals Limited and along said Boundary Line Agreement for a distance of
360.43 feet to a chisel mark found for an angle point;

THENCE South 89(degree)59'31" East continuing with the north line of said tract conveyed to Tenet Hospitals Limited and along a Boundary Line Agreement recorded in Volume 80147, Page 1001, Deed Records, Dallas County, Texas for a distance of
263.30 feet to a 3 1/4" brass disk set for the northeast corner of said tract conveyed to Tenet Hospitals Limited from which a 5/8" iron rod found bears South 00(degree)01'01" East a distance of 0.36 feet, said disk being in the west right-of-way line of Noel Road (a variable right-of-way);

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 226.27 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 622.54 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the east right-of-way line of said Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 224.97 feet to the POINT OF BEGINNING and containing 141,220 square feet or 3.2420 acres of land more or less.


                                      A-3-1

                                   EXHIBIT A-4

            DEPICTION OF PROJECT PLAZA, TOWER I GRADE LEVEL ENTRANCE,
                      LOADING DOCK AND COMPLEX COMMON AREAS

                                 [SEE ATTACHED]


                                      A-4-1

--------------------------------------------------------------------------------
Galleria North



                             [GRAPHIC OF SITE PLAN]



Depiction of Project Plaza, Tower I
Grade Level Entrance, Loading Dock and
Complex Common Areas                                                 Exhibit A-4
--------------------------------------------------------------------------------


                                      A-4-2

                                   EXHIBIT A-5

                                TOLLWAY SIGN LAND

A 525 square foot tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7005, said tract being all of that land described as Parcel Number One in deed to Barton Joint Venture as recorded in Volume 95027, Page 3348, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a chisel mark set for corner at the intersection of the easterly right-of-way line of Dallas North Tollway (a variable width right-of-way) with the north line of a 9.5 foot trafficway easement as recorded in Volume 91199, Page 1051, Deed Records, Dallas County, Texas;

THENCE North 00(degree)11'43" West along the east line of said Dallas North Tollway for a distance of 15.00 feet to a chisel mark set for corner;

THENCE North 89(degree)54'10" East, departing the east line of said Dallas North Tollway, for a distance of 35.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)11'43" East for a distance of 15.00 feet to 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the north line of said
9.5 foot trafficway easement;

THENCE South 89(degree)54'10" West along the north line of said 9.5 foot trafficway easement for a distance of 35.00 feet to the POINT OF BEGINNING and containing 525 square feet or 0.0121 acres, more or less.


                                      A-5-1

                                    EXHIBIT B

                               COMMUNICATIONS AREA

                                 [SEE ATTACHED]

                        [GRAPHIC OF COMMUNICATIONS AREA]


Communication Area                                                     Exhibit B
--------------------------------------------------------------------------------



                                      C-1-2

                                   EXHIBIT C-1

                           BASE BUILDING IMPROVEMENTS

Landlord will provide and install in the Initial Leased Premises the improvements described in this Exhibit C-1 (collectively the "Base Building Improvements") as required by the provisions of this Lease (the cost of which shall be included in Project Costs). As used in this Exhibit C-1, the term "Building Standard" means materials of the type, quality, and quantity described or depicted in the Building Plans and Specifications defined in Section 11.4 of the Lease), or comparable substitutes selected by Landlord.

1. Building Standard 2' X 2' acoustical ceiling tile installed on exposed grid, to be installed at Building Standard height as required according to the Bid Documents.

2. Building Standard heating, ventilation and air conditioning systems installed in substantial accordance with the Building Plans and Specifications including one draw-through-type air handling unit in the air handling room on each floor, with primary distribution loop and perimeter system installed the perimeter of the Building as necessary to provide Building Standard HVAC service. The Tenant's air conditioning will be carried (at Tenant's cost) to each zone by a duct system which is connected to Building Standard slot diffusers at the perimeter and 2' X 4' light troffer diffusers at interior zones to satisfy Building Standard layout design loads of a minimum 1 CFM/square foot of Usable Area. If Tenant has auxiliary or after Building Operating Hours air conditioning or chilled water needs or requires modification to the Building Standard layout, these modifications/additions will be installed at Tenant's expense.

3. Building Standard automatic fire sprinkler system throughout the Leased Premises, not to exceed one (1) concealed type sprinkler head per one hundred twenty-five (125) square feet of Usable Area and located so as to accommodate Tenant's partition plan, provided Tenant uses only Building Standard ceiling at Building Standard height of 9 feet. Sprinkler head relocations required by Tenant due to (i) a delay in Tenant providing partition plans or (ii) modifications by Tenant to Tenant's initial partition plans, shall be at Tenant's expense.

4. Exit lights, fire alarms, and smoke detectors shall be installed during the construction of the Base Building by Landlord to comply with Legal Requirements. Additional fire alarms or smoke detectors are not normally required. Should Tenant's Bid Documents dictate the need for additional devices, these will be installed at Tenant's expense. Landlord will furnish and install the Building Standard fire protective alarm and voice communications system (including speakers) for an open-floor plan in compliance with Legal Requirements, which alarm and voice communications system will include provision for Tenant installation of additional speakers at Tenant's cost, if required by layout, throughout the floor.

Page 2 Missing

5. Building Standard metal finish elevator doors to be either factory or field painted (at Landlord's option) in substantial accordance with the Building Plans and Specifications. Elevator frames and jambs will be constructed in substantial accordance with the Building Plans and Specifications.


                                     C-1-1

6. Building Standard passenger and freight elevators of sufficient quantity, speed, performance and finishes to provide passenger and freight elevator service.

7. Access at the core to domestic cold water, waste and vent systems. Landlord will provide one (1) sanitary sewer and vent connection per floor in the core area, each in substantial accordance with the Building Plans and Specifications.

8. Exterior Building wall to be installed in substantial accordance with the Building Plans and Specifications and weather-tight (except at exterior construction hoisting and trash chute locations, which will be enclosed but not necessarily weather-tight) after commencement of construction of Tenant Improvements in the Leased Premises.

9. Plaza and/or lobby level of the Building to be substantially completed in substantial accordance with the Building Plans and Specifications.

10.   One (1) Building Standard drinking fountain per floor.

11. Building Standard ladies' and men's toilets to be provided in substantial accordance with the Building Plans and Specifications, including Building Standard accessories.

12. Building Standard janitorial closets (if required separate from mechanical rooms on each floor) constructed in substantial accordance with the Building Plans and Specifications.

13. Building Standard telephone closets and telephone boards will be installed one each per floor located at the core of the Building and will be finished in sheetrock.

14. Basement levels (if applicable ) to be substantially completed in substantial accordance with the Building Plans and Specifications. Pump rooms, transformer vaults, emergency generator, other mechanical and electrical rooms, and the Loading Dock to be substantially completed in substantial accordance with Building Plans and Specifications.

15. Mechanical, electrical, plumbing and other Base Building systems serving the Leased Premises to be substantially completed in substantial accordance with the Building Plans and Specifications.

16. Building Standard stairwell pressurization (if required), fresh air make-up and toilet exhaust requirements are to be substantially completed in substantial accordance with the Building Plans and Specifications.


                                     C-1-2

                                   EXHIBIT C-2

               MECHANICAL, ELECTRICAL AND PLUMBING DESIGN CRITERIA

As of the Effective Date, the mechanical, electrical and plumbing design criteria for the Base Building are contained in the portions of the Preliminary Building Plans and Specifications described below. Upon completion of the Final Bid Specifications, as described in Section 1.2(d) of the Lease, the mechanical, electrical and plumbing design criteria set forth therein shall automatically supercede and replace the mechanical, electrical and plumbing design criteria set forth in said portions of the Preliminary Building Plans and Specifications.

-------------------------------------------------------------------------------------------------
                                                                         DATE OF         LAST
SHEET NO.         DRAWING TITLE                   PREPARED BY            DRAWING       REVISION
-------------------------------------------------------------------------------------------------
ME1.100      MEP SITE PLAN                     ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
MEP1.101     MEP ROOF PLAN                     ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
MEP1.102     MEP PENTHOUSE PLAN                ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.100       BASEMENT FLOOR PLAN               ccrd Partners           17 APRIL 1998     N/A
             AREA A - HVAC
-------------------------------------------------------------------------------------------------
M2.101       GROUND FLOOR PLAN                 ccrd Partners           17 APRIL 1998     N/A
             AREA A- HVAC
-------------------------------------------------------------------------------------------------
M2.102       BASEMENT FLOOR PLAN               ccrd Partners           17 APRIL 1998     N/A
             AREA B - HVAC
-------------------------------------------------------------------------------------------------
M2.103       SECOND FLOOR PLAN                 ccrd Partners           17 APRIL 1998     N/A
             AREA B - HVAC
-------------------------------------------------------------------------------------------------
M2.105       TYPICAL FLOOR PLAN                ccrd Partners           17 APRIL 1998     N/A
             (4 THRU 14) HVAC
-------------------------------------------------------------------------------------------------
M2.106       15TH FLOOR PLAN HVAC              ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.107       16TH FLOOR PLAN HVAC              ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.108       SHEET TITLE                       ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.109       BASEMENT PARTIAL PLAN             ccrd Partners           17 APRIL 1998     N/A
             HVAC CENTRAL PLANT
-------------------------------------------------------------------------------------------------
M4.102       HVAC DUCT RISERS                  ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M5.101       ENLARGED FAN ROOMS HVAC           ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M6.101       HVAC SCHEDULES                    ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E2.100       BASEMENT FLOOR PLAN               ccrd Partners           17 APRIL 1998     N/A
             (AREA A) - ELECT
-------------------------------------------------------------------------------------------------


                                      C-2-1

-------------------------------------------------------------------------------------------------
                                                                         DATE OF         LAST
SHEET NO.         DRAWING TITLE                   PREPARED BY            DRAWING       REVISION
-------------------------------------------------------------------------------------------------
E2.101       GROUND FLOOR PLAN                 ccrd Partners           17 APRIL 1998     N/A
             (AREA A) - ELECT.
-------------------------------------------------------------------------------------------------
E2.102       BASEMENT & GROUND PLANS           ccrd Partners           17 APRIL 1998     N/A
             (AREA B) ELECT.
-------------------------------------------------------------------------------------------------
E2.103       SECOND FLOOR PLAN                 ccrd Partners           17 APRIL 1998     N/A
             (AREA A) - ELECT.
-------------------------------------------------------------------------------------------------
E2.104       THIRD FLOOR PLAN - ELECT          ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E2.105       TYPICAL FLOOR PLAN                ccrd Partners           17 APRIL 1998     N/A
             (4TH-14TH) - ELECTRICAL
-------------------------------------------------------------------------------------------------
E2.106       FIFTEENTH FLOOR PLAN -            ccrd Partners           17 APRIL 1998     N/A
             ELECTRICAL
-------------------------------------------------------------------------------------------------
E2.107       SIXTEENTH FLOOR PLAN -            ccrd Partners           17 APRIL 1998     N/A
             ELECTRICAL
-------------------------------------------------------------------------------------------------
E2.108       SECOND FLOOR PLAN                 ccrd Partners           17 APRIL 1998     N/A
             (AREA B) - ELECT.
-------------------------------------------------------------------------------------------------
E3.101       SCHEDULE SHEET                    ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E4.101       ELECTRICAL RISER                  ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E4.102       ELECTRICAL RISER                  ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E5.101       ELECTRICAL ROOMS                  ccrd Partners           I7 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E5.102       ELECTRICAL DETAILS                ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
P2.106       FIFTEENTH FLOOR PLAN -            ccrd Partners           17 APRIL 1998     N/A
             PLUMBING
-------------------------------------------------------------------------------------------------
P2.107       SIXTEENTH FLOOR PLAN -            ccrd Partners           17 APRIL 1998     N/A
             PLUMBING
-------------------------------------------------------------------------------------------------
ME1.201      MEP ROOF PLAN                     ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
ME1.202      MEP ROOF PLAN                     ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.201       GROUND FLOOR PLAN - HVAC          ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.202       SECOND FLOOR PLAN - HVAC          ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.203       TYPICAL FLOOR PLAN (3-12) - HVAC  ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M2.204       13TH FLOOR PLAN - HVAC            ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------


                                      C-2-2

-------------------------------------------------------------------------------------------------
                                                                         DATE OF         LAST
SHEET NO.         DRAWING TITLE                   PREPARED BY            DRAWING       REVISION
-------------------------------------------------------------------------------------------------
M3.101       CHILLED AND CONDENSER WATER       ccrd Partners           17 APRIL 1998     N/A
             FLOW DIAGRAM
-------------------------------------------------------------------------------------------------
M5.201       ENLARGED FAN ROOMS - HVAC         ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
M6.201       HVAC SCHEDULES                    ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E2.201       GROUND FLOOR PLAN - ELECTRICAL    ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E2.202       SECOND FLOOR PLAN - ELECTRICAL    ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E2.203       TYPICAL FLOOR PLAN                ccrd Partners           17 APRIL 1998     N/A
             (3RD-12TH) - ELECT.
-------------------------------------------------------------------------------------------------
E2.204       THIRTEENTH FLOOR PLAN -           ccrd Partners           17 APRIL 1998     N/A
             ELECTRICAL
-------------------------------------------------------------------------------------------------
E3.201       SCHEDULE SHEET                    ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E4.201       ELECT.  RISER DIAGRAM             ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E5.201       ELECTRICAL ROOMS                  ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------
E5.202       DETAIL SHEET                      ccrd Partners           17 APRIL 1998     N/A
-------------------------------------------------------------------------------------------------


                                      C-2-3

                                   EXHIBIT D-1

              CONSTRUCTION OF BUILDING, BASE BUILDING IMPROVEMENTS
                             AND TENANT IMPROVEMENTS

                      Part I - Schedule of Important Dates

        Landlord and Tenant agree to comply with the following schedule:

               TIME FRAME                            ACTION REQUIRED

A.    Building Plans and Specifications

      1.  Effective Date.                Landlord and Tenant approved the
                                         Preliminary Building Plans and
                                         Specifications.

      2.  On or before 20 days after     Landlord will advise Tenant of the
          the General Contractor so      General Contractor's best estimate (or
          notifies Landlord.             Landlord's best estimate if prior to
                                         the date of the selection of the
                                         General Contractor), which estimate
                                         shall not be binding on Landlord or
                                         the General Contractor, of the number
                                         of days of Tenant Delay and any
                                         associated cost increases caused by
                                         any change(s) to the Preliminary
                                         Building Plans and Specifications
                                         requested by Tenant.

      3.  Within 5 days of receiving     Tenant must notify Landlord of its
          Landlord's notice above.       acceptance or rejection of the
                                         change.  If Tenant does not respond in
                                         the 5-day period, such changes shall
                                         not be made.

B.    Construction Schedules

          On or before 60 days after     Landlord shall cause to be delivered
          construction commencement.     the Building Construction Schedule to
                                         Tenant.

C.    Tenant Space Plan.

      1.  On or before July 1, 1998.     Tenant shall submit Tenant's Space
                                         Plans to Landlord.

      2. On or before 15 Business Days Landlord shall either approve or after receipt of Space Plans. comment on the Space Plans, which shall, in all events, be subject to
                                         the provisions of Section 5.2(b) of
                                         the Lease.  Tenant's architect shall
                                         incorporate Landlord's revisions
                                         during the preparation of Tenant's Bid
                                         Documents.


                                      D-1-1

               TIME FRAME                            ACTION REQUIRED

D.    Information on Building

          On or before 10 days after     At Tenant's request, Landlord shall
          written request from Tenant.   furnish to Tenant the available
                                         information about the Building that is
                                         reasonably related to the design and
                                         construction of the Tenant
                                         Improvements including, but not
                                         limited to, plans, specifications,
                                         drawings, samples, and other
                                         information.

E.    Punch List Completion

          As soon as possible, but in    Landlord shall, subject to the
          any event on or before 90      provisions of Paragraph 10 below,
          days after the applicable      complete any punch-list items
          Notice of Substantial          identified in any Punch List (defined
          Completion (defined below in   below in Paragraph 10) and attached to
          Paragraph 10) has been         any Notice of Substantial Completion,
          confirmed (or deemed           except for Delay Items.
          confirmed) by Landlord and
          Tenant.

F.    Option to Reduce Building NRA

          On or before August 1, 1998.   Tenant shall have the right, pursuant
                                         to the provisions of Section 1.3(c) of
                                         the Lease, to reduce, on a full floor
                                         basis only, the Net Rentable Area to
                                         be contained within the Initial Leased
                                         Premises (and consequently the
                                         Building) to no less than 300,000
                                         square feet.  Tenant's notice
                                         exercising such right must specify the
                                         reduced number of square feet of Net
                                         Rentable Area which Tenant desires to
                                         be contained within the Initial Leased
                                         Premises.

            Landlord and Tenant acknowledge that the schedule set forth above is intended only as a summary of the provisions of the Lease and the provisions of
Part II of this Exhibit D-1; therefore, to the extent there are any conflicts between the provisions of the Lease and such schedule, the provisions of the Lease or Part II of this Exhibit D-1, as applicable, shall control.


                                      D-1-2

                   Part II - Tenant Improvements Construction

            Landlord and Tenant agree to comply with the following schedule relating to the preparation of the Space Plans and the Bid Documents for the construction of the Tenant Improvements:

A.      On or before July 1, 1998.       Tenant shall submit to Landlord
                                         preliminary plans and specifications
                                         (the "Space Plans") providing a
                                         preliminary, conceptual layout and
                                         description of the Tenant
                                         Improvements, and which shall, in all
                                         events, be subject to the provisions
                                         of Section 5.2(b) of the Lease.

B.      On or before 15 Business Days    Landlord shall either (a) approve the
        from initial submission of the   Space Plans by written notice to
        Space Plans                      Tenant, or (b) deliver to Tenant a
                                         list of any changes required by
                                         Landlord and the specific reasons
                                         therefor.  If Landlord does not
                                         respond in the 15 Business Day
                                         period, the Space Plans shall be
                                         deemed approved by Landlord.  If
                                         changes are required to the Space
                                         Plans, Tenant shall cause its
                                         architects and engineers, at Tenant's
                                         cost and expense, to make the
                                         required changes.

C.      On or before September 1, 1998.  Tenant will submit for Landlord's review and approval preliminary plans
                                         and specifications for floors 3
                                         through 14.

D.      On or before November 1, 1998.   Tenant will submit for Landlord's
                                         review and approval preliminary plans
                                         and specifications for floors 1, 2,
                                         15 and 16.  Additionally, Tenant will
                                         submit to Landlord for Landlord's
                                         review and approval final plans and
                                         specifications ("Bid Documents") for
                                         floors 3 through 14, in sufficient
                                         detail to obtain competitive bids and
                                         a building permit for, and to permit
                                         actual construction of, the Tenant
                                         Improvements including any and all
                                         architectural, millwork, structural,
                                         (and with prior coordination with
                                         Landlord's engineer) electrical, HVAC
                                         and plumbing work to be performed.
                                         Additionally, the Bid Documents shall
                                         contain the warranties and covenants
                                         Tenant will require from the Tenant
                                         Contractor (defined below in
                                         Paragraph 7) as more particularly
                                         described in Paragraph 11 below,
                                         which warranties and covenants shall
                                         be assigned by Landlord to Tenant


                                      D-1-3

                                         (without representation or warranty
                                         of any kind).  Landlord shall not be
                                         obligated to, and does not, make any
                                         warranties and covenants to Tenant
                                         with respect to the Tenant
                                         Improvements, nor shall Landlord be
                                         responsible for any of the warranties
                                         and covenants from the Tenant
                                         Contractor to Tenant; however
                                         Landlord shall assist Tenant in
                                         enforcing such warranties and
                                         covenants from the Tenant Contractor
                                         at Tenant's cost and expense and
                                         Tenant shall reimburse Landlord for
                                         such costs.  The Bid Documents shall,
                                         in all events, be subject to the
                                         provisions of Section 5.2(b) of the
                                         Lease.

E.      On or before January 1, 1999     Tenant will submit to Landlord Bid
                                         Documents for floors 1, 2, 15 and 16
                                         in accordance with the criteria set
                                         forth in Item D above (and all of the
                                         provisions in Item D above shall be
                                         applicable thereto).

F.      On or before 15 Business Days    Landlord shall submit to Tenant
        from the date of the initial     Landlord's specific comments and
        submission and on or before 10   required changes on the Bid
        Business Days after any          Documents.  If Landlord fails to
        subsequent submission            respond in the 15 or 10 Business Day
                                         period, as applicable, Landlord shall
                                         be deemed to have approved the Bid
                                         Documents last submitted.

G.      On or before 10 Business Days    Tenant shall submit the revised Bid
        after receiving Landlord's       Documents to Landlord which revisions
        comments to the Bid Documents    shall be made by Tenant's architects
        (if any)                         and engineers, at Tenant's cost and
                                         expense (subject to Section 5.2(b) of
                                         the Lease).  These documents will be
                                         stamped and labeled as "Issued for
                                         Pricing."

H.      On or before 35 Business Days    Landlord will submit the Bid
        after the occurrence of Item G   Documents to contractors for pricing
                                         and to all applicable jurisdictional
                                         authorities for initial review, and
                                         Landlord will use its good-faith
                                         efforts to obtain all jurisdictional
                                         authorities' comments and all
                                         contractors' pricing.

I.      On or before 10 Business Days    Landlord will present contractors'
        after Landlord's receipt of      pricing and jurisdictional
        the comments and pricing         authorities' comments to Tenant.
        described in Item H


                                      D-1-4

J.      On or before 20 Business Days    Tenant will resubmit to Landlord
        after the occurrence of Item I   revised Bid Documents which shall
                                         again be subject to Landlord's
                                         approval as provided above, and which
                                         shall incorporate any changes
                                         necessary to obtain a building permit
                                         and to achieve any cost savings or
                                         other changes Tenant may desire, if
                                         such changes are desired by Tenant,
                                         subject, however, to Landlord's
                                         approval as aforesaid.  These
                                         documents will be stamped or labeled
                                         as "Issued for Construction" (the
                                         date this occurs hereinafter the "Bid
                                         Document Date").

K.      On or before 5 Business Days     Landlord will resubmit the revised
        after the occurrence of Item J   Bid Documents to all applicable
                                         jurisdictional authorities for final
                                         review (and will assist Tenant in
                                         obtaining necessary permits and
                                         approvals), and will resubmit Bid
                                         Documents to the Tenant Contractor
                                         for a revised final price.

L.      On or before 15 Business Days    Landlord will use its good faith
        after the occurrence of Item K   efforts to obtain the Tenant
                                         Contractor's revised pricing.

M.      On or before 7 Business Days     The Construction Contract (defined
        after the occurrence of Item L   below in Paragraph 9) shall be
        and Landlord's receipt of        executed by the parties thereto.
        final approval from the
        jurisdictional authorities

            Any failure by Tenant to comply with the foregoing schedule to the extent not caused by Landlord's failure to comply with the foregoing schedule shall result in a Tenant Delay (but only to the extent Landlord is actually delayed in completing any portion of the Base Building or the Base Building Improvements) and/or a Tenant Improvement Delay (but only to the extent there is an actual delay in completion of the Tenant Improvements).

            Additionally, Landlord and Tenant agree to comply with the following provisions relating to the construction of the Tenant Improvements:

                  1. Design. Except as provided to the contrary in Section 5.2 of the Lease, all plans and specifications relating to the Tenant Improvements shall be prepared by architects and engineers selected and employed by Tenant, subject to Landlord's reasonable approval. Tenant's architect and engineer shall work and coordinate with ccrd Partners (Landlord's mechanical, electrical and plumbing engineer) during the preparation of such plans and specifications. All structural changes to the Base Building must be designed by Brockette-Davis-Drake, Inc. (the Base Building engineer). Tenant's architect shall be responsible for the review and coordination of all of the Tenant Improvement Bid Documents. Tenant shall pay the cost of all architectural and engineering fees for


                                      D-1-5
      the Tenant Improvement work incurred by Landlord in making changes to the Base Building to accommodate Tenant Improvements. All such design costs to be paid by Tenant to Landlord shall be paid by Tenant within twenty (20) days after Tenant's receipt of at invoice therefor from Landlord. Tenant may employ, at Tenant's cost and expense, other consultants of its selection to assist with the design and construction of the Tenant Improvements. Tenant's architects, engineers and other consultants shall be afforded reasonable access to all work-in-progress in the Building or the Initial Leased Premises provided such architect's, engineers and consultants do not interfere with the progress of the construction of the Base Building, the Base Building Improvements or the Tenant Improvements and comply with the reasonable rules and regulations of Landlord. Tenant acknowledges that any interference by Tenant or its architects, engineers or other consultants may result in a Tenant Delay or a Tenant Improvement Delay, as applicable. Additionally, Tenant shall be responsible for the actions and omissions of its consultants, employees, architects, engineers, agents, subcontractors and contractors, including without limitation, the costs of any repairs to the Tenant Improvements work or the Complex which become necessary due to their activities within the Initial Leased Premises or the Complex.

                  Within ten (10) days after any reasonable request in writing by Tenant, or its architects, engineers or other consultants, Landlord shall furnish any available plans, specifications, drawings, samples or other materials or information about the Building that are reasonably related to the design and construction of the Tenant Improvements.

                  2. Pricing. Landlord will use good faith efforts to obtain preliminary pricing of any component or portion of the Tenant Improvements work if requested by Tenant. If requested by Tenant, Landlord will pre-bid (prior to completion of Bid Documents) any portion of the Tenant Improvements work such as millwork that, in Tenant's or Landlord's reasonable judgment, will expedite completion of such work so long as that portion of the Bid Documents, millwork specifications and bid instructions are complete.

                  3. Permits. Assuming the Bid Documents are sufficient to allow Landlord to do so, Landlord shall, or shall direct Tenant Contractor to, obtain a building permit, an occupancy permit and any other permits or approvals necessary for Tenant Improvements work. Landlord shall not be responsible for any delays associated with failure of Tenant or its architects, engineers or others employed by Tenant to bring the Bid Documents into compliance with all Legal Requirements, and a failure by Tenant to so modify the Bid Documents so as to allow Landlord to obtain such permits and approvals shall relieve Landlord of all obligations to obtain such permits and approvals, and shall also constitute a Tenant Delay or a Tenant Improvement Delay, as applicable. All Landlord's out-of-pocket costs associated with the obtainment of any such permits and approvals shall be Tenant's responsibility.

                  4. Bid Documents. Landlord will advise Tenant within fourteen
      (14) days of receipt of Tenant's Bid Documents, if, in Landlord's reasonable judgment, the plans and specifications are not sufficiently complete to obtain competitive bids. In the event that the Bid Documents are thus deemed not to be complete, Tenant will reissue complete Bid Documents. It is recommended that the Bid Documents be submitted at least twenty-one (21) days in advance of any due date to allow such review and revisions to occur prior to such date.


                                      D-1-6

                  5. Changes. Tenant agrees that if it makes any changes in the work after the Bid Document Date, Tenant shall be responsible for any increases in the cost thereof (or any delays resulting therefrom other than a delay due solely to a change in Tenant's work made to accommodate Base Building conditions that are other than as shown on the Building Plans and Specifications). After completion of the Bid Documents, Tenant may make changes in the Bid Documents only if Tenant signs a change order requesting the change and agrees to accept responsibility for Tenant Delays and Tenant Improvement Delays that may result, if any, and agrees to pay additional costs, if any, and then only if Landlord approves the change by signing the change order, which approval shall not be unreasonably withheld. After completion of the Bid Documents, Landlord may require changes in the Bid Documents or the Construction Contract only if necessary to comply with Legal Requirements, and then only if Landlord signs a change order requesting the change, and then only if Tenant approves the change by signing the change order, which approval shall not be unreasonably withheld. The terms "Bid Documents" and "Construction Contract" shall be deemed to include only changes authorized by a change order signed by Landlord and Tenant in accordance with this Paragraph 5.

                  6. Authorized Construction Representatives. Within five (5) days of Landlord's request, Tenant shall furnish Landlord with a written list of Tenant's authorized construction representatives for the Tenant Improvements. Only the authorized construction representatives on that list are authorized to (i) approve or change the Tenant Bid Documents,
      (ii) sign any change order, receipt or other document on behalf of Tenant related to the Tenant Improvements, or (iii) take any other action with respect to the construction of the Tenant Improvements permitted to be taken by Tenant hereunder. Tenant, from time to time, may change or add to the list of authorized construction representatives by giving Landlord written notice of the addition or change.

                  7. Employment of Contractors. Construction of the Tenant Improvements shall be carried out by the Contractor selected by Landlord and Tenant pursuant to this Exhibit D-1 ("Tenant Contractor"). Landlord shall enter into the Construction Contract with the Tenant Contractor, however, Landlord shall be obligated for payments due to the Tenant Contractor under the Construction Contract only to the extent of the Improvements Allowance. The Improvements Allowance shall be paid to the Tenant Contractor in the manner provided in Section 2.5 of the Lease and Tenant shall be obligated to pay Landlord as provided in Section 2.5 of the Lease all amounts due to the Tenant Contractor in excess of the Improvements Allowance.

                  8. Selection of Contractors. The Tenant Contractor under the Construction Contract shall be selected by Tenant from a list of no less than four (4) construction contractors mutually and reasonably agreed to by Landlord and Tenant (which list will include the General Contractor) based on bids received and other relevant factors; provided, however, Landlord shall have the right to disapprove of any contractor (including subcontractors) selected by Tenant if Landlord reasonably determines that


                                      D-1-7
      such contractor's proposed cost for items that are to be constructed at Landlord's sole expense pursuant to Exhibit C-1 is excessive; and provided further, subject to the provisions of Paragraph 9(d) below, Tenant shall have the right to disapprove of any contractor (including subcontractors) selected by Landlord if Tenant reasonably determines that such contractor's proposed cost for items that are to be constructed at Tenant's sole expense pursuant to this Lease is excessive. Tenant or its authorized agent and Landlord will jointly be responsible for preparing bid instructions, will receive and qualify all bids, and will determine the responsiveness of all bids received. The bidder selected by Tenant and reasonably approved by Landlord (which approval must be granted unless a material change in circumstances relating to such bidder has occurred since the prior approval) to construct the Tenant Improvements will be from the approved list of general construction contractors. Notwithstanding the foregoing, Tenant may elect to use the General Contractor for the construction of the Tenant Improvements, in which case the Tenant Improvements work will not be submitted for competitive bids as provided above.

                  9. Construction Contract. Construction of the Tenant Improvements shall be accomplished by Landlord in accordance with the approved Bid Documents under the terms of a single construction contract (the "Construction Contract"). The Construction Contract shall:

                        (a) Provide for a lump-sum price or a price equal to the
            cost of the work plus a fee in either case not to exceed a guaranteed maximum price which shall be the price bid by the Tenant Contractor and all subcontractors selected by Landlord and Tenant pursuant to Paragraph 8 above.

                        (b) Separately state and account for the costs and any
            associated fee for installation or construction of those improvements identified in the Lease as being (i) Tenant Improvements (which shall be paid by Tenant but subject to reimbursement through the Improvements Allowance), and (ii) Base Building Improvements (the cost of which shall be included in Project Costs).

                        (c) Require insurance coverage in amounts and types
            mutually and reasonably acceptable to Landlord and Tenant.

                        (d) Provide that both Landlord and Tenant shall have the
            right to approve the identity of any subcontractor (except that Landlord will have the right to unilaterally choose subcontractors so long as each such subcontractor is reasonably acceptable to Tenant and Landlord pays the difference between the cost of such subcontractor and the cost of the lowest responsible bidder (previously approved by both Tenant and Landlord) otherwise complying with pre-approved bid specifications that is not disapproved by Landlord for good cause (such as change of circumstances between a prior approval and subsequent disapproval).


                                      D-1-8

                        (e) Provide for a schedule and sequence of construction
            activities and completion reasonably acceptable to Tenant and Landlord in accordance with the requirements set forth in Article V of the Lease and so that the Tenant Improvements will be complete as to each Major Portion prior to the Scheduled Completion Date for such Major Portion (not taking into account extensions for Tenant Delays, Tenant Improvement Delays and Force Majeure Delays); provided that the Tenant Contractor must commence construction of the Tenant Improvements on the instruction of Landlord.

                        (f) Provide for elevator operator costs to be paid by
            Tenant under the Construction Contract to the extent the Tenant Improvement work requires the use of an elevator operator.

                        (g) Otherwise be in a form mutually and reasonably
            acceptable to Landlord and Tenant.

                  10. Tenant Improvements Completion Date. The Tenant Improvements Completion Date (as defined in Section 11.4) shall be determined in compliance with the following procedures and standards:

                        (a) When Landlord believes that the Tenant Improvements
            in the applicable part of the Initial Leased Premises have been substantially completed in substantial accordance with the Bid Documents Landlord, Tenant, and Tenant's architect shall walk through and inspect the Tenant Improvements in the applicable part of the Initial Leased Premises. Within five (5) Business Days thereafter, Tenant shall deliver to Landlord a discrepancy list (the "Punch List") of the items of the Tenant Improvements work, if any, which Tenant or Tenant's architect (each acting reasonably and in good faith) deems incomplete, failing which Tenant shall be deemed to have agreed that no incomplete items exist and therefore the Tenant Improvements work has been completed and Landlord shall not be required to complete any incomplete items which, in fact, may exist.

                        (b) The Tenant Improvements in the applicable part of
            the Initial Leased Premises shall be considered substantially completed if they substantially conform to the Bid Documents and such part of the Initial Leased Premises is capable of being occupied by Tenant for the purposes specified in Section 1.4 of the Lease, exclusive of Delay Items and items specified on the Punch List that do not materially interfere with the conduct of Tenant's business therefrom.

                        (c) When Landlord considers the Tenant Improvements work
            to be substantially complete, it shall deliver to Tenant, for Tenant's confirmation (which shall not be unreasonably withheld), a notice thereof (the "Notice of Substantial Completion") which will stipulate the items from the Punch List which remain incomplete. Failure of Tenant to respond to the Notice of Substantial Completion within three (3) Business Days after delivery to Tenant shall constitute Tenant's confirmation thereof. Notwithstanding any


                                      D-1-9
            provisions above to the contrary, if the applicable part of the Initial Leased Premises or any part thereof is used or occupied by Tenant for the purposes specified in Section 1.4 of the Lease prior to Tenant's confirmation of the Notice of Substantial Completion, it is agreed that the Initial Leased Premises are accepted by Tenant "as is" and Landlord shall have no obligation to complete any items not listed in the Punch List and attached to the Notice of Substantial Completion. Any dispute between Landlord and Tenant relating to whether the Tenant Improvements in the applicable part of the Initial Leased Premises are substantially complete, or relating to what Punch List items or other work is required to finally complete such construction in accordance with the approved Bid Documents, shall be resolved by arbitration in accordance with the procedures set forth in Article X of this. Lease.

                        (d) Landlord shall complete all Punch List items
            identified in any Notice of Substantial Completion (except for Delay Items) as soon as possible, but in any event within ninety (90) days after the Notice of Substantial Completion has been confirmed (or deemed confirmed) by Landlord and Tenant.

                  11. Warranty. Landlord will use its reasonable efforts to cause the Construction Contract to include express warranties to the effect that, for a period of at least one (1) year from Tenant Improvements Completion Date, (i) the Tenant Improvements will be free from latent defects in workmanship or material and will comply with the Bid Documents and with all applicable building codes and other Legal Requirements, and (ii) all equipment and materials included in the Tenant Improvements will be new (unless otherwise specified in Tenant's Bid Documents) and of good quality.

                  12. NO WARRANTIES. LANDLORD SHALL MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TENANT IMPROVEMENT WORK. ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED. WITHOUT LIMITING THE FOREGOING, LANDLORD SHALL NOT BE RESPONSIBLE FOR FAILURE OF THE TENANT IMPROVEMENT WORK. LANDLORD WILL NOT BE RESPONSIBLE FOR, OR HAVE CONTROL OR CHARGE OVER, THE ACTS OR OMISSIONS OF TENANT'S CONTRACTORS, OR THEIR AGENTS OR EMPLOYEES. LANDLORD IS NOT ACTING AS A CONTRACTOR AND IS NOT GUARANTEEING THE PERFORMANCE OF SUCH WORK.

                  13. Time of the Essence. It is stipulated that time is of the essence in connection with Tenant's and Landlord's compliance with the terms of this Exhibit D-1. Landlord and Tenant shall use due diligence to minimize any delay resulting from Delay Items.


                                     D-1-10

                                   EXHIBIT D-2

                               OUTSIDE CONTRACTORS

            If pursuant to the provisions of the Lease and after the completion of the installation of the Tenant Improvements Tenant is permitted to use a contractor or contractors other than Landlord or a contractor pursuant to a contract with Landlord (the "Outside Contractor") to install or modify any portion of the Leasehold Improvements, such Outside Contractor shall be subject to the provisions of this Exhibit D-2 and Tenant shall obtain the prior written consent of Landlord (which consent will not be unreasonably withheld) as to the qualifications of the Outside Contractor to be used by Tenant.

            It shall be Tenant's responsibility to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Leased Premises, the Project or the Complex; (ii) comply with such reasonable rules and regulations applicable to all work being performed in the Project or the Complex as may be promulgated from time to time by Landlord (or the party entitled to promulgate such rules and regulations pursuant to the REA); (iii) maintain such insurance and bonds in full force and effect as may be reasonably requested by Landlord or as required by Legal Requirements; and (iv) be responsible for reaching agreement with Landlord as to the terms and conditions for all contractor items relating to conducting its work, including but not limited to those matters involving hoisting, systems interfacing, use of temporary utilities, contractor parking, storage of materials and access to the Leased Premises. As a condition precedent to Landlord's approving the Outside Contractor pursuant hereto, Tenant and the Outside Contractor shall deliver to Landlord such assurances or instruments as Landlord may reasonably require to evidence the Outside Contractor's compliance or agreement to comply with provisions (i), (ii), (iii) and (iv) above. Landlord retains the right to make periodic inspections to assure conformity of the work of the Outside Contractor with the rules and regulations described in item (ii) above and with the plans and specifications approved by Landlord.

            Tenant shall indemnify and hold harmless Landlord or any of Landlord's other contractors from and against any and all losses, damages, costs (including costs of suits and attorneys' fees), liabilities, or causes of action arising out of or relating to the work of the Outside Contractor, including but not limited to mechanic's, materialman's or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work (subject to the provisions of Section 5.2(f) of the Lease). All materialman, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Leased Premises are hereby charged with notice that they must look solely to Tenant for payment of same and Tenant's purchase orders, contracts and subcontracts in connection therewith must clearly state this requirement. Without limiting the generality of the foregoing, Tenant shall repair or cause to be repaired at its expense all damage caused by the Outside Contractor, its subcontractors or their employees. Tenant shall reimburse Landlord for any reasonable costs incurred by Landlord to repair any damage caused by the Outside Contractor or any reasonable costs incurred by Landlord in requiring the Outside Contractor's compliance with the rules and regulations. Additionally, Tenant shall reimburse Landlord for the costs Landlord may incur to have the base Project engineer review all mechanical, electrical, plumbing and life safety systems installed by the Outside Contractor.


                                      D-2-1

            Tenant shall, at Tenant's sole cost and expense, cause Tenant's architect(s) and/or engineer(s) to prepare a report, in form and substance reasonably acceptable to Landlord, for the benefit of Landlord, certifying to the compliance of the work constructed by the Outside Contractor with the plans and specifications approved by Landlord.

            The Outside Contractor shall not perform and, upon the request of Landlord, whether written or oral, the Outside Contractor shall cease to perform, any activity that is disruptive to the conduct of business within the Project or the Complex.


                                      D-2-2

                                    EXHIBIT E

                           FORM OF CALCULATION NOTICE

            The calculations set forth below represent the Net Rentable Area and Usable Area of floor __________ of the Building as of __________ and shall be used to calculate the Net Rentable Area and Usable Area of the Initial Leased Premises for purposes of Section 1.1(c) of the Lease Agreement between Landlord and Tenant to which this Exhibit E is attached.

      Applicable Floors(s)      Net Rentable Area            Useable Area
      --------------------      -----------------            ------------

      ______________________   _____________________   _________________________

      ______________________   _____________________   _________________________

      ______________________   _____________________   _________________________

                                    LANDLORD:

                                    TEXAS CORPORATE PROPERTIES, L.P., a
                                    Texas limited partnership

                                    By:  Texas Corporate Properties GP, LLC,
                                         its general partner

                                         By:  Hines Corporate Properties, LLC,
                                              its sole member

                                              By: ___________________________
                                                    Charles Hazen
                                                    Chief Executive Officer

                                    TENANT:

                                    TENET HOSPITALS LIMITED,
                                    a Texas limited partnership

                                    By:  Tenet HealthSystem Hospitals, Inc.,
                                         a Delaware corporation

                                         By:    _____________________________
                                         Name:  _____________________________
                                         Title: _____________________________

                                    GUARANTOR:

                                    TENET HEALTHCARE CORPORATION,
                                    a Nevada corporation

                                    By:    ______________________________
                                    Name:  ______________________________
                                    Title: ______________________________

                                    EXHIBIT F

                        FORM OF COMMENCEMENT DECLARATION

_________________________                              _________________,199__

_________________________

_________________________


Gentlemen:

            Please refer to that certain Office Lease Agreement (the "Lease") dated effective as of May 14, 1998, by and between Texas Corporate Properties, L.P., a Texas limited partnership, as landlord ("Landlord"), and the undersigned Tenet Hospitals Limited, a Texas limited partnership, as tenant ("Tenant"), covering office space (the "Leased Premises") in the Building (as defined in the Lease) located in Dallas County, Texas. Capitalized terms not defined herein shall have the meaning given to such terms in the Lease. The undersigned hereby certifies, acknowledged and represents the following to you, all as of the date hereof:

            1. The Rental Commencement Date for each Major Portion (or floor, if applicable) of the Initial Leased Premises for all purposes under this Lease is as follows:

      Initial Leased Premises           Rental Commencement Date
      -----------------------           ------------------------

      Floor Group 1 Portion             __________________________________
      Floor Group 2 Portion             __________________________________
      Floor Group 3 Portion             __________________________________
      Floor Group 4 Portion             __________________________________
      [If applicable, floor [___]]      __________________________________

            2. The Lease has not been amended except as may be set forth at the end of this letter.

            3. As of the date hereof, Landlord's best estimate of total Project Costs for the Project is $__________ per square foot of Net Rentable Area. All payments of Rent shall be based upon such estimate until a final Project Costs Declaration is executed and delivered by Landlord and Tenant.

            [Final Commencement Declaration only:

            4. The Commencement Date for all purposes under the Lease is __________.]

            Please sign in the space provided below to evidence your agreement with the facts and requirements set forth above and your further agreement that this certificate may be relied upon by Landlord and its lenders and partners, as well as their respective successors and assigns.

                                    Very truly yours,

                                    TEXAS CORPORATE PROPERTIES, L.P.,
                                    a Texas limited partnership

                                    By:   Texas Corporate Properties GP, LLC,
                                          its general partner

                                          By:   Hines Corporate Properties, LLC,
                                                its sole member


                                                By: ___________________________
                                                      Charles Hazen
                                                      Chief Executive Officer


AGREED AND ACCEPTED

this _____ day of _________________, 199__

TENET HOSPITALS LIMITED,
a Texas limited partnership

By:   Tenet HealthSystem Hospitals, Inc.,
      a Delaware corporation

      By:    ______________________________
      Name:  ______________________________
      Title: ______________________________


TENET HEALTHCARE CORPORATION,
a Nevada corporation, as Guarantor

By:    ______________________________
Name:  ______________________________
Title: ______________________________

                                    EXHIBIT G

                         SCHEDULE OF JANITORIAL SERVICES

I.    OFFICE AREAS

      A.    Services performed nightly:

            o Empty and clean (when necessary) all waste receptacles and remove waste paper and rubbish to the designated area.

            o Hand dust or wipe clean with damp or treated cloth all horizontal surfaces, desks, chairs, files, telephones, picture frames, etc. that are clear of materials.

            o Clean and sanitize drinking fountains, follow with stainless steel cleaner as needed taking care not to leave any oily residue.

            o Spot clean all windows and partition glass including lobby glass.

            o Vacuum all carpet areas. Broom sweep all oriental antique rugs. (Do not pull vacuum cords around corners.) Edges should either be swept or vacuumed with appropriate edge cleaning tool, as required.

            o Remove all finger marks and smudges from all vertical surfaces taking care not to mar material finishes.

            o     Dust mop and spot clean all tiled areas.

            o     Damp wash and wipe dry all plastic or formica desk tops.

            o Sweep internal stairways and vacuum, if carpeted. Dust handrails and vertical surfaces.

      B.    Services performed as necessary or in the frequency stated:

            o Wash waste receptacles. To be done if liquids might have leaked into the receptacle through the plastic liner or in other areas, as required. Plastic liners are used only in areas with wet trash.

            o     Damp mop floors where spillage occurred or dirt tracked in.

            o Machine buff all non-carpet floors - not less than monthly. Strip and recoat as necessary.

            o Spot clean carpet areas. Major carpet cleaning will be handled outside this contract.

            o     Dust light fixtures - not less than annually.

            o     Vacuum/dust all perimeter slot diffusers on an annual basis.

            o     Clean all air vent grills.

            o     Wash window sills.

            o     Dust fire extinguishers/fire extinguisher cabinets.

            o     Dust all doors.

II.   RESTROOMS

      A.    Services performed nightly:

            o Empty and clean (when necessary) all waste receptacles and remove waste paper and rubbish to the designated area.

            o Wash and disinfect all basins, urinals and bowls using nonabrasive cleaners to remove stains and clean undersides of rim on urinals and bowls. Wash both sides of toilet seats.

            o     Clean all mirrors, bright work and enameled surfaces.

            o Spot clean all partitions, tile walls, doors and outside surfaces of all dispensers and receptacles. Damp wipe all lavatory tops and remove water spots from wall surfaces next to dispensers/receptacles. Spot clean around light fixtures.

            o Clean flushometers, piping and other metal. Do not leave oily film on any metal finish.

            o Fill toilet tissue, soap, towel and sanitary napkin dispensers. Do not place any extra supplies on top of dispenser or counter top.

            o Sweep, wet mop and thoroughly rinse floor. Clean all corners and edges to prevent dirt buildup. Do not leave standing water on the floor.

            o Dump at least one gallon of water down restroom floor drain and wipe clean drain grill.

      B.    Services performed as necessary or in the frequency stated:

            o Scrub all floors at least monthly - intent is to prevent buildup of dirt in grout.

            o     Thoroughly wash all partitions at least monthly.

            o     Dust all walls at least quarterly.

            o     Wash all walls at least annually.

            o     Clean light fixtures at least annually.

            o     Clean air vent grills at least quarterly.

            o     Clean soap dispensers.

It is the intention to keep the restrooms thoroughly clean and not to use a deodorant to kill odor. Disinfectants must be odorless. Abrasive cleaners or products that may damage any surface are not permitted.

III.  ELEVATORS

      A.    Services performed nightly:

            o     Dust light lenses, damp wipe, if necessary.

            o     Spot clean walls.

            o     Dust or damp wipe finish metal and floor buttons.

            o     Clean and polish all thresholds.

            o     Carpet floors; clean edges and vacuum.

            o Tile or other floor in service cars; sweep, wash, dress and buff.

            o     Spot-clean hall side of doors, frame and hall call button.

      B.    Services performed, as necessary:

            o     Dust ceiling.

            o     Shampoo carpet.

            o     Wash hall side of doors and frame.

IV.   LOBBY

      A.    Services performed nightly:

            o     Sweep and heavy wash honed marble floor.

            o     Clean all edges and corners. Machine clean, as necessary.

            o Clean glass doors, adjacent glass panels and glass top of revolving doors.

            o     Clean and polish all transoms, metal doors, door frames, etc.

            o     Dust vases, vase stands and other horizontal surfaces.

            o Empty all ash urns, clean and polish. Replace sand, if necessary. Use sand stamp.

            o     Clean pay phones.

            o     Spot clean directory board and graphics.

            o     Clean top and sides of security desk.

            o     Spot clean all walls.

      B.    Services performed as necessary or in the frequency stated:

            o     Dust or wash marble walls.

            o     Clean all air diffusers/grills.

            o     Clean gold leaf niches.

            o     Clean/wash/shampoo mats.

V.    COMMON AREA - MAILROOM AREA

      A.    Services performed nightly:

            o     Sweep/vacuum floor.

            o     Spot clean carpet as necessary.

            o     Spot clean walls - dust as necessary.

            o Clean and sanitize drinking fountains, follow with stainless steel cleaner as needed, taking care not to leave any oily residue.

            o     Spot clean any windows and partition glass.

            o Clean and polish any ash urns, use sand stamp, replace sand as necessary.

      B.    Services performed as necessary or in the frequency stated:

            o     Shampoo carpet (less than 800 square feet).

            o     Dust light fixtures - not less than monthly.

            o     Dust/wash air vent grills.

            o     Dust all doors, apply oil to wood doors no less than annually.

VI.   BUILDING STAIRWAYS AND LANDINGS

      A.    Services performed as necessary or in the frequency stated:

            o     Police for trash, remove gum daily.

            o     Sweep/spot mop not less than weekly.

            o     Dust handrails and other vertical members.

            o     Dust light fixtures - not less than quarterly.

            o     Dust/wash all vents and painted piping.

            o     Clean prints and marks from doors.

            o     Clean/wash transoms high and low.

VII.  SERVICE HALL-FREIGHT ELEVATOR VESTIBULES

      A.    Services performed nightly:

            o     Sweep, then spot mop or wet mop nightly.

            o     Spray buff not less than weekly.

            o     Strip and recoat, as necessary.

            o     Clean/wash transoms high and low.

            o     Clean prints and marks from doors.

            o     Dust/wash all vents and painted piping.

            o     Dust light fixtures-not less than annually.

            o     Spot clean walls.

VIII. MANAGER'S OFFICE. STAGING AREA. JANITORIAL ROOMS

      A.    Services performed as necessary or in the frequency stated:

            o Maintain all janitorial areas in a clean, neat and orderly condition at all times.

            o Maintain office and staging area in same fashion as tenant office areas.

IX.   LOADING DOCK

      A.    Services performed nightly:

            o     Place all trash in compactor.

            o     Sweep dock and dock area.

            o     Spot clean walls by dock office and service elevator.

            o     Clean glass, empty trash, sweep/clean floor in dock office.

            o     Clean and polish ash urn - replace sand as necessary.

      B.    Services performed as necessary or in the frequency stated:

            o Steam and/or power wash all loading dock base, truck areas and exterior (top and sides) of trash compactor - not less than monthly.

            o Steam and/or power wash all loading dock vertical walls - not less than annually.

            o     Maintain floor surface in dock office.

X.    RETAIL - No service required inside retail areas

XI.   COURTYARD/SIDEWALK

      A.    Service performed nightly:

            o Police for trash - all areas including planting beds and along curb.

            o     Empty trash barrels.

            o     Straighten furniture.

            o     Remove gum.

      B.    Services performed as necessary or in the frequency stated:

            o     Steam and/or power wash granite pavers.

            o     Clean/wash fountains, chairs and trash receptacles.

XII. DAY SERVICE (Specific written job descriptions will be developed for each day person's position. The tasks below are meant only to serve as guidelines.)

      1. At least twice daily check men's and women's washrooms for paper stock replacement. Wipe down and clean all lavatory tops and fixtures. Police restroom to prevent paper/trash on floor. Report to Management Office any problems.

      2. Vacuuming of elevator cabs will be performed at least three (3) times daily. All smudges, fingerprints to be removed from metal surfaces at same time vacuuming is done.

      3. There will be a constant surveillance of the lobby, courtyard and sidewalk areas to insure cleanliness. All sand urns will be sifted at least three (3) times daily and sand stamped. Damp mop where necessary all spills/water. Dust mop as required. Remove fingerprints from door glass and metal surfaces at least three (3) times daily. Clean trash from tree grates and planters.

      4. The first floor exterior side of all retail glass will be maintained as needed. Retail door glass will be spot cleaned at least once daily.

      5.    The loading dock and service hallway will be policed for trash.

      6. Perform all special cleaning needs of individual tenants as authorized by the Property Manager.

      7. Perform all specific duties as detailed in the day maid/day porter job description.

      Upon completion of nightly duties, the floor supervisors will insure that all offices have been cleaned and left in a neat and orderly condition, all lights have been turned off and all areas properly secured. Supervisors will be responsible for completing a Nightly Supervisor Checklist which details any problems encountered during the course of cleaning either the tenant space or public areas.

                                    EXHIBIT H

                           FORM OF MEMORANDUM OF LEASE

            THIS MEMORANDUM OF LEASE is made and entered into effective as of the 14th day of May, 1998, by and between Texas Corporate Properties, L.P., a Texas limited partnership ("Landlord"), and Tenet Hospitals Limited, a Texas limited partnership ("Tenant"), and HCP Land, L.P., a Texas limited partnership ("Ground Lessor"):

                               W I T N E S S E T H

            WHEREAS, Landlord and Tenant have entered into a certain Office Lease Agreement of even date herewith (the "Lease") whereby Landlord did lease to Tenant, and Tenant did lease from Landlord, approximately 378,000 square feet of office space (such office space, the "Premises") in the building commonly referred to as Galleria North, Tower I (the "Building") located in Dallas, Texas on the land described on Exhibit A attached hereto and made a part hereof (the "Land");

            WHEREAS, Landlord and Tenant desire to enter into and record this Memorandum of Lease in order that third parties may have notice of Tenant's interest and rights under the Lease, of the leasehold estate of Tenant and of the Lease; and

            WHEREAS, Landlord is the owner of a leasehold estate in the Land pursuant to that certain Ground Lease of even date herewith, by and between Landlord and Ground Lessor, which is to be recorded in the real property records of Dallas County, Texas (the "Ground Lease"); and

            WHEREAS, Ground Lessor desires to enter into and record this Memorandum of Lease solely to confirm that the Ground Lease is subordinate to the Lease and Tenant's rights thereunder.

            NOW, THEREFORE, Landlord, in consideration of the rents and covenants provided for in the Lease to be paid and performed by Tenant, does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, the Premises in accordance with the terms and provisions of the Lease.

            Specific reference is hereby made to the following provisions of the
Lease:

            1. Pursuant to Section 1.2(a) of the Lease, Tenant shall have and hold the Premises for a term of ten (10) years after the Commencement Date (as that term is defined in the Lease), unless renewed and extended pursuant to the provisions of Section 9.1 of the Lease.

            2. Pursuant to Section 8.1 of the Lease, Tenant is restricted in its ability to sublease the Premises or assign the Lease.

            3. Pursuant to Exhibit D-2 of the Lease, Landlord and Tenant have agreed that all materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the

Premises shall be notified, and they are hereby notified, that such work is not being performed at Landlord's request, that such work shall not be deemed to be for the immediate use and benefit of Landlord, that they must look solely to Tenant for payment of same and that no mechanic's, materialman's, artisan's, construction or other lien shall validly attach to the estate of Landlord by reason of Landlord's consent to such work.

            All terms, conditions, provisions and covenants of the Lease are incorporated in this Memorandum of Lease by reference as though fully set forth herein, and the Lease and this Memorandum of Lease shall be deemed to constitute a single instrument or document. This Memorandum of Lease has been entered into by Landlord and Tenant for purposes of recordation in the appropriate real estate records in Dallas County, Texas to provide notice to third parties of the Lease and nothing contained herein shall be deemed or construed to amend, modify, change, alter, amplify, interpret or supersede any of the terms and provisions of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Memorandum of Lease, the terms of the Lease shall control.

            Ground Lessor specifically confirms and agrees that its rights and interest under the Ground Lease are inferior and subordinate to the Lease and Tenant's rights and interests thereunder.

            IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease effective as of the date first above written.

                           LANDLORD:

                           TEXAS CORPORATE PROPERTIES, L.P.,
                           a Texas limited partnership

                           By: Texas Corporate Properties GP, LLC,
                               its general partner

                               By: Hines Corporate Properties, LLC,
                                   its sole member


                                   By: ________________________
                                       Charles Hazen
                                       Chief Executive Officer

                           TENANT:

                           TENET HOSPITALS LIMITED,
                           a Texas limited partnership

                            By: Tenet HealthSystem Hospitals, Inc.,
                                a Delaware corporation


                                By: ______________________________
                                Name: ____________________________
                                Title: ___________________________


                           GROUND LESSOR:

                           HCP LAND, L.P.,
                           a Texas limited partnership

                           By: Hines BTS Partners Limited Partnership,
                               its general partner

                               By: Hines BTS GP LLC,
                                   its general partner

                                   By: Hines Interests Limited Partnership,
                                       its sole member

                                       By: Hines Holdings, Inc.,
                                           its general partner

                                           By: __________________________
                                               E. Staman Ogilvie
                                               Executive Vice President

THE STATE OF TEXAS  ss.
                    ss.
COUNTY OF DALLAS    ss.

            BEFORE ME, the undersigned, a notary public in and for the State of Texas, on this day personally appeared Charles Hazen, the Chief Executive Officer of Hines Corporate Properties, LLC, as the sole member in Texas Corporate Properties GP, LLC, as the general partner in Texas Corporate Properties, L.P., and, [being known to me] [alternative: being proved to me on the oath of _________________or through _____________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, he acknowledged to me that he executed the same for the purpose and consideration therein expressed and on behalf of said limited liability companies and said limited partnership.

            Given under my hand and seal of office this ___ day of May, A.D., 1998.


                              __________________________________________
                              Notary Public in and for the State of Texas
                              Notary's Name Printed:

                              __________________________________________
                              My Commission Expires:

                              __________________________________________


THE STATE OF TEXAS  ss.
                    ss.
COUNTY OF DALLAS    ss.

            BEFORE ME, the undersigned, a notary public in and for the State of Texas, on this day personally appeared E. Staman Ogilvie, Executive Vice President of Hines Holding, Inc., the general partner in Hines Interests Limited Partnership, the sole member on Hines BTS GP LLC, the general partner in Hines BTS Partners Limited Partnership, the general partner in HCP Land, L.P., and, [being known to me] [alternative: being proved to me on the oath of _________________ or through _________________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, he acknowledged to me that he executed the same for the purpose and consideration therein expressed and on behalf of said corporation, limited liability companies and said limited partnerships.

            Given under my hand and seal of office this _____ day of May, A.D., 1998.


                              __________________________________________
                              Notary Public in and for the State of Texas
                              Notary's Name Printed:

                              __________________________________________
                              My Commission Expires:

                              __________________________________________

THE STATE OF __________ ss.
                        ss.
COUNTY OF _____________ ss.

            BEFORE ME, the undersigned, a notary public in and for the State of _____________, on this day personally appeared ___________, the
_____________________ of Tenet HealthSystem Hospitals, Inc., a Delaware corporation, as the general partner in Tenet Hospitals Limited, a Texas limited partnership, and, [being known to me] [alternative: being proved to me on the oath of ______________ or through __________________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, acknowledged to me that he/she executed the same for the purpose and consideration therein expressed and on behalf of said limited partnership and corporation.

            Given under my hand and seal of office this _____ day of May, A.D., 1998.


                              __________________________________________
                              Notary Public in and for the State of _____
                              Notary's Name Printed:

                              __________________________________________
                              My Commission Expires:

                              __________________________________________


Drafted by and when recorded return to:

Patricia M. Stanton
Baker & Botts, L.L.P.
2001 Ross Avenue
Dallas, Texas 75201-2980

                        EXHIBIT A TO MEMORANDUM OF LEASE

                                      LAND

A 2.8022 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the east right-of-way line of Barton Drive (56.00 feet wide), said point being South 00(degree)18'49" East a distance of 224.97 feet from a chisel mark found at the northwest corner of said Tenet Hospitals Limited tract, said chisel mark being in the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard;

THENCE North 89(degree)41'11" East for a distance of 469.40 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 151.76 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the west right-of-way line of Noel Road (a variable right-of-way);

THENCE South 00(degree)01'01" East with the said westerly right-of-way line of Noel Road for a distance of 54.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 430.43 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 174.58 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 63.78 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 30.51 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 126.66 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set on the said east right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 116.58 feet to the POINT OF BEGINNING and containing 122,066 square feet or 2.8022 acres of land more or less.

                                    EXHIBIT I

                         BUILDING STANDARD IMPROVEMENTS

            For purposes of Sections 2.4(a)(ix), 6.3 and 6.4 of the Lease, the term "Building Standard Improvements" shall mean the following leasehold improvements:

Partitions                  One (1) lineal foot of Building Standard type II
                            partition per twelve (12) square feet of Net
                            Rentable Area leased outside the core area in the case of a full floor tenant and the Usable Area for a tenant on a partial floor. All required partitions will be 5/8" gypsum board, painted with Building Standard colors to be provided by Landlord.

Ceilings Fissured type mineral fiber acoustical ceiling tile, 24" x 24" x 5/8" thick mechanically suspended on a concealed grid throughout the Leased Premises.

Lighting Fixtures           One (1) 2' x 4' recessed 3 tube fluorescent
                            lighting fixture with anodized aluminum 18 cell parabolic shaped louvers, including initial lamping, per one hundred (100) square feet of Usable Area.

Duplex Electric Outlets     One (1) duplex wall-mounted convenience outlet for
                            each one hundred twenty (120) square feet of Usable Area.

Telephone Covering          One (1) telephone wall outlet for each two hundred
                            ten (210) square feet of Usable Area.

Floor Covering              Building Standard commercial grade carpeting
                            throughout the Leased Premises.

Doors One (1) full height, solid core door with a metal frame and lever handle latch set hardware per three hundred (300) square feet of Usable Area.

Light Switches              One (1) single pole light switch for each three
                            hundred (300) square feet of Usable Area. Group switching will be provided in open areas.

Window Coverings            One inch (1") horizontal aluminum slat mini-blinds
                            for exterior windows throughout the Leased
                            Premises.

Fire Sprinkler Heads        Ceiling mounted fire sprinkler heads throughout
                            the Leased Premises to conform with light hazard occupancy fire protection system design criteria up to one sprinkler per 125 square feet of Usable
                            Area.

                                    EXHIBIT J

                                FORM OF GUARANTY

            Section 1. Guaranty. For value received, and in order to induce Texas Corporate Properties, L.P., a Texas limited partnership ("Landlord"), to execute that certain Lease Agreement (described below) with Tenet Hospitals Limited, a Texas limited partnership ("Tenant"), Tenet Healthcare Corporation, a Nevada corporation ("Guarantor"), hereby absolutely and unconditionally guarantees to Landlord and its successors or assigns (a) the full and punctual payment when due (whether by acceleration or otherwise) of all sums (including, without limitation, payment of rent, late charges, additional rent [however termed or defined], court costs, reasonable attorneys' fees and any and all other sums) due and owing or to become due and owing by Tenant under that certain Office Lease Agreement dated May 14, 1998, entered into by and between Landlord and Tenant covering approximately 378,000 square feet of Net Rentable Area (as defined therein) in the office building located in Dallas County, Texas, together with any and all extensions or renewals thereof and amendments and modifications thereto (the "Lease") and (b) the full, prompt and faithful performance of each and every obligation of Tenant under the Lease. As used in this Lease Guaranty Agreement (this "Guaranty"), "Guaranteed Obligations" means all obligations and indebtedness of Tenant guaranteed by Guarantor in this
Section 1.

            Section 2. Term. The obligations of Guarantor as to the Guaranteed Obligations shall continue in full force and effect against Guarantor until the Guaranteed Obligations are paid and performed in full. This Guaranty covers any and all of the Guaranteed Obligations, whether presently outstanding or arising subsequent to the date hereof. This Guaranty is binding upon and enforceable against Guarantor and the heirs, legal representatives, personal representatives, executors, administrators, assigns and successors of Guarantor.

            Section 3. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to Landlord that:

                  (a) Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty;

                  (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Tenant; however, such Guarantor is not relying on such financial condition as an inducement to enter into this Guaranty;

                  (c) neither Landlord nor any other party has made any representation, warranty or statement to Guarantor in order to induce such Guarantor to execute this Guaranty;

                  (d) as of the date hereof, and after giving effect to this Guaranty and the contingent obligations evidenced hereby, Guarantor is, and will be, solvent, and has and will have property and assets which, fairly valued, exceed its, his or her obligations, liabilities and debts;

                  (e) as of the date hereof, Guarantor's net worth or shareholder's equity (as applicable) is as reflected on the 1997 Annual Report which was recently delivered to Landlord;

                  (f) this Guaranty has been duly executed and delivered by Guarantor;

                  (g) neither this Guaranty nor the agreements contained herein contravene or constitute a default or create or impose any lien, charge or encumbrance under any agreement, instrument, indenture or similar instrument to which the Guarantor is a party or by which his or her assets are bound or any other requirement of law; and

                  (h) there are no actions, suits, or proceedings pending or threatened against Guarantor in any court or before any federal, state, municipal or other governmental department or commission, board, bureau, agency or instrumentality which if adversely determined will affect any of the transactions contemplated by this Guaranty.

            Section 4. Waiver of Rights. Guarantor hereby waives (a) notice of acceptance hereof (which acceptance is conclusively presumed by delivery to Landlord); (b) grace, demand, presentment and protest with respect to the Guaranteed Obligations or to any instrument, agreement or document evidencing or creating same; (c) notice of grace, demand, presentment and protest; (d) notice of non-payment or other defaults (except where such notices are required to be given to Guarantor under the terms of the Lease), of intention to accelerate and of acceleration of the Guaranteed Obligations; (e) notice of and/or any right to consent or object to the assignment of any interest in the Lease or the Guaranteed Obligations (except where such notices are required to be given to Guarantor under the terms of the Lease); (f) notice of the renewal, extension, amendment and/or modification of any of the terms and provisions of the Lease (except where such notices are required to be given to Guarantor under the terms of the Lease); (g) notice of the filing of suit and diligence by Landlord in collection or enforcement of the Guaranteed Obligations; and (h) any other notice regarding the Guaranteed Obligations. Guarantor specifically waives any and all rights and remedies to which Guarantor may be or become entitled under Chapter 34 of the Texas Business and Commerce Code, under Sections 17.001 and
34.005 of the Texas Civil Practice and Remedies Code and under Rule 31 of the Texas Rules of Civil Procedure, and any and all other defenses available to sureties or guarantors at law or in equity.

            Section 5. Release of Parties Liable, Renewals, etc. Guarantor agrees that Landlord may at any time, and from time to time, at Landlord's discretion and with or without notice or consideration to or consent from any party: (a) release any party liable on the Guaranteed Obligations, including, without limitation, Tenant or any other guarantor; and (b) extend, renew, rearrange, modify or amend any of the terms and provisions of the Lease, and any of such actions may be taken without impairing or diminishing the obligations of Guarantor hereunder; provided, however, except in connection with the exercise by Tenant of any of its express rights or options under the Lease, which rights and/or options may be exercised without the consent of Guarantor and without impairing or diminishing the obligations of Guarantor hereunder, the Lease shall not be extended, renewed, rearranged, modified or amended, so as to materially increase the obligations of Guarantor hereunder, without the prior written consent of Guarantor. Additionally, the liability of Guarantor shall not be impaired, reduced or in any way affected by: (v) Landlord's failure, refusal, or neglect to collect or enforce the Guaranteed Obligations, by way of, without limitation, any indulgence, forbearance, compromise, settlement or waiver of performance which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant; (w) any termination of the Lease; (x) any sublease of the space covered by the Lease or any assignment of the Lease by any means or to any entity or person whatsoever regardless of whether Tenant thereafter continues to be liable; (y) loss or subordination of any other guaranty, if any, or by the existence of any indebtedness of Tenant to Landlord other than the Guaranteed Obligations; or (z) the taking of any security or any other guaranty for the Guaranteed Obligations in addition to the guaranty presently existing.

            Section 6. Primary Liability of Guarantor. This Guaranty constitutes a primary obligation of Guarantor. This is an absolute, unconditional, irrevocable and continuing guaranty of payment and performance and not of collection and is in no way conditioned upon any attempt to collect from Tenant or upon any other event or contingency. Guarantor agrees that Landlord is not required, as a condition to establishing Guarantor's liability hereunder, to proceed against any person (including, without limitation, Tenant or any other guarantor), and further agrees not to assert any defense (other than payment) available to Tenant against Landlord with regard to the Guaranteed Obligations, any defense based upon an election of remedies of any type, any defense based on any duty of Landlord to disclose information of any type to Guarantor regarding Tenant or the Guaranteed Obligations, and/or any claim that Guarantor may have against Landlord by virtue of Landlord's failure to exercise any rights against Tenant, however arising. Guarantor hereby expressly waives any right or claim to force Landlord to proceed first against Tenant or any other guarantor as to any of the Guaranteed Obligations or other obligations of Tenant, and agrees that no delay or refusal of Landlord to exercise any right or privilege which Landlord has or may have against Tenant, whether arising from any documents executed by Tenant, any common law, applicable statute or otherwise, shall operate to impair the liability of Guarantor hereunder. The obligations of Guarantor hereunder shall not be reduced, impaired or in any way affected by: (a) receivership, insolvency, bankruptcy or other proceedings affecting Tenant or any of Tenant's assets; (b) receivership, insolvency, bankruptcy or other proceedings affecting Guarantor or any of Guarantor's assets; (c) death, insanity or other disability of Guarantor; (d) any allegation of fraud, usury, failure of consideration, forgery or other defense, whether or not known to Landlord (even though rendering all or any part of the Guaranteed Obligations void or unenforceable or uncollectible as against Tenant or any other guarantor); or (e) the release or discharge of Tenant from the Lease or any of the Guaranteed Obligations or any other indebtedness of Tenant to Landlord or from the performance of any obligation contained in the Lease or other instrument issued in connection with, evidencing or securing any indebtedness guaranteed by this instrument, whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Landlord upon the insolvency, bankruptcy or reorganization of Tenant or otherwise.

            Landlord may at any time, without the consent of or notice to Guarantor, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned, upon or without any terms or conditions and in whole or in part: (w) change the manner, place or terms of payment or change or extend the time of payment of, renew or alter any liability of Tenant hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the Guaranty herein made shall apply to the liabilities of Tenant as any of such liabilities may be changed, extended, renewed or altered in any manner (provided, however, except in connection with the exercise by Tenant of any of its express rights or options under the Lease, which rights and/or options may be exercised without the consent of Guarantor and without impairing or releasing the obligations of Guarantor hereunder, the Lease shall not be changed, extended, renewed or altered, so as to materially increase the obligations of Guarantor hereunder, without the prior written consent of Guarantor); (x) exercise or refrain from exercising any rights against Tenant or others, or otherwise act or refrain from acting; (y) settle or compromise any liabilities hereby guaranteed or hereby incurred, and subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Landlord or others; and (z) apply any sums paid to any liability or liabilities of Tenant to Landlord regardless of what liability or liabilities of Tenant to Landlord remain unpaid.

            Section 7. Subordination and Waiver of Subrogation. Guarantor hereby fully subordinates the payment of all indebtedness owing to such Guarantor by Tenant (including principal and interest) to the prior payment of all indebtedness of Tenant to Landlord (including, without limitation, interest accruing on any such indebtedness after any insolvency or reorganization proceeding as to Tenant) and agrees (x) not to accept any payment on such indebtedness until payment and performance in full of the Guaranteed Obligations, and (y) not to attempt to set off or reduce any obligations hereunder because of such indebtedness. Until all of the Guaranteed Obligations shall have been paid or performed in full, Guarantor shall have no right of subrogation or any other right to enforce any remedy which Landlord now has or may hereafter have against Tenant.

            Section 8. Place of Performance: Attorneys' Fees. All payments to be made and obligations to be performed hereunder shall be payable or performable in the location for payment or performance (as applicable) set forth in the Lease. If it becomes necessary for Landlord to enforce this Guaranty by legal action, Guarantor hereby waives the right to be sued in the county or state of such Guarantor's residence and agrees to submit to the jurisdiction and venue of the appropriate federal, state or other governmental court in Dallas County, Texas. Guarantor unconditionally agrees to pay Landlord's collection expenses, including, without limitation, court costs and reasonable attorneys' fees if enforcement hereof is placed in the hands of an attorney, including, but expressly not limited to, enforcement by suit or through probate, bankruptcy or any judicial proceedings.

            Section 9. Additional Liability of Guarantor. If Guarantor is or becomes liable for any indebtedness of Tenant to Landlord other than the Guaranteed Obligations by any means other than under this Guaranty, such liability shall not be impaired, reduced or affected in any manner hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed, and Guarantor's liability hereunder shall not be impaired, reduced or affected in any manner thereby.

            Section 10. Cumulative Rights. All rights of Landlord hereunder or otherwise arising under any documents executed in connection with the Guaranteed Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of Landlord and without affecting or impairing the liability of Guarantor.

            Section 11. Applicable Law. This Guaranty shall be governed by and construed in accordance with the laws of the United States of America and the State of Texas, and is intended to be performed in accordance with and as permitted by such laws.

            Section 12. Usury. Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from Guarantor of interest in excess of the maximum rate or amount that Guarantor may be required or permitted to pay to Landlord pursuant to applicable law and as to which Guarantor could successfully assert the claim or defense of usury.

            Section 13. Landlord's Assigns. This Guaranty is intended for and shall inure to the benefit of Landlord and each and every person who shall from time to time be or become the owner or holders of all or any part of the Lease and/or the Guaranteed Obligations, and each and every reference herein to "Landlord" shall include and refer to each and every successor or assignee of Landlord at any time holding or owning any part of or interest in any part of the Lease and/or the Guaranteed Obligations. This Guaranty shall be assignable or transferable with the same force and effect, and to the same extent, that the Lease and/or the Guaranteed Obligations are assignable or transferable, it being understood and stipulated that upon assignment or transfer by Landlord of the Lease and/or any of the Guaranteed Obligations, the legal holder or owner thereof (or a part thereof or interest therein thus transferred or assigned) shall (except as otherwise stipulated by Landlord in its assignment) have and may exercise all of the rights granted to Landlord under this Guaranty to the extent of that part of or interest in the Guaranteed Obligations thus assigned or transferred.

            Section 14. Notices. Any notice or demand to Guarantor in connection herewith must be in writing and shall be given or delivered to such Guarantor at the following address:

                            Tenet Healthcare Corporation
                            3820 State Street
                            Santa Barbara, California 93105
                            Attn: Treasurer

            with a copy to: Tenet Healthcare Corporation
                            3820 State Street
                            Santa Barbara, California 93105
                            Attn: General Counsel


and must be sent by certified United States Mail, return receipt requested, telecopy, or by Federal Express (or other national overnight delivery service) or other courier service. Notices or demands sent via certified United States Mail shall be deemed received two (2) Business Days (as defined in the Lease) after being deposited in a regularly maintained receptacle for the United States Mail. Notices or demands sent via telecopy shall be deemed received upon receipt (provided transmission and receipt thereof is during Building Operating Hours [as defined in the Lease] on Business Days, otherwise, such telecopied notices shall be deemed received on the next Business Day) by the sender of electronic or telephonic confirmation of the transmission thereof. Any other notice shall be deemed given upon receipt or refusal thereof. Guarantor shall have the right to designate from time to time another address for purposes of this instrument by fifteen (15) days prior written notice to Landlord sent by United States mail, certified mail, return receipt requested. Actual notice or demand, however given or received, shall always be effective. The provisions of this Section 14 shall not be construed to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

            Section 15. Payments. Landlord may apply any payments received from any source against that portion of the Guaranteed Obligations in such priority and fashion as Landlord may deem appropriate.

            Section 16. No Right of Possession Upon Payment. The payment by Guarantor of any amount pursuant to this Guaranty shall not, without Landlord's consent, entitle Guarantor (whether by way of subrogation or otherwise) to a right of possession of, or to any other right, title or interest in, the premises covered by the Lease.

            Section 17. Entire Agreement. This Guaranty constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Guaranty. This Guaranty may not be changed, modified, discharged or terminated in any manner other than by an agreement in writing signed by Guarantor and Landlord.

            Section 18. Severability. In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the other provisions contained herein shall not in any way be affected or impaired thereby.

            Section 19. Further Instruments. Guarantor hereby agrees to execute all such further instruments as are reasonably requested by Landlord to further evidence or protect the rights of Landlord under this Guaranty.

            Section 20. Joint and Several Liability. If this Guaranty is executed by two or more Guarantors, then all such Guarantors hereby acknowledge and agree that their covenants, agreements, undertakings and obligations contained hereunder are joint and several, and suit may be brought against such Guarantors, jointly and severally, and against any one or more of them, or less than all of them, or any one of them, without impairing the rights of the Landlord, against all of the other Guarantors; and the Landlord may compound with any one of Guarantors for such sum or sums as Landlord may see fit and may release any of such Guarantors from all further liability to the Landlord for the Guaranteed Obligations without impairing the right of the Landlord to demand and collect the balance of such Guaranteed Obligations from the other Guarantors not so released; but it is agreed by Guarantors that as among the Guarantors themselves, however, that any such compounding and release shall in no way impair the rights of the Guarantors as among themselves, and that Guarantors hereby subordinate any rights of subrogation, reimbursement, and contribution that any of such Guarantors may have against any other Guarantor or person or entity liable for payment of the Guaranteed Obligations to the rights and claims of Landlord hereunder and to the rights and remedies Landlord has or may have as to the Guaranteed Obligations or under the Lease.

            EXECUTED the 14th day of May, 1998.

                                 GUARANTOR:

                                 TENET HEALTHCARE CORPORATION,
                                 a Nevada corporation


                                 By: _______________________________
                                 Name: _____________________________
                                 Title: ____________________________

THE STATE OF __________ ss.
                        ss.
COUNTY OF _____________ ss.

            BEFORE ME, the undersigned, a notary public in and for the State of _______, on this day personally appeared __________________, the
___________________of Tenet Healthcare Corporation, a Nevada corporation, and, [being known to me] [alternative: being proved to me on the oath of ______________ or through _________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, acknowledged to me that he/she executed the same for the purpose and consideration therein expressed and on behalf of said corporation.

            Given under my hand and seal of office this ____day of May, A.D., 1998.


                              __________________________________________
                              Notary Public in and for the State of _____
                              Notary's Name Printed:

                              __________________________________________
                              My Commission Expires:

                              __________________________________________

                                    EXHIBIT K

                                  LANDLORD FEES

            Except as expressly provided below, Landlord shall not be entitled to any administrative cost recovery fee (other than the Development Fee) with respect to the initial construction of the Base Building Improvements and the Tenant Improvements for the Initial Leased Premises. Landlord shall, however, be entitled to collect the Development Fee in connection with such initial construction.

            Except to the extent specifically provided to the contrary in this Lease, with respect to any alterations, additions of modifications to the Leased Premises, the Leasehold Improvements or the Base Building Improvements performed after the final completion of the initial construction of the Base Building Improvements and Tenant Improvements pursuant to the general construction contracts (and any change orders thereto) with the Base Building General Contractor and Tenant Contractor (collectively, the "Work") either (a) by Landlord or a contractor hired by Landlord (at Tenant's request or on Tenant's behalf as required by the terms of this Lease), or (b) by an Outside Contractor hired by Tenant in accordance with Exhibit D-2, including without limitation as provided for in the following sections of the Lease:

            (a) Section 3.1(a)(vi) (with respect to (x) the installation of Additional Electrical Equipment, (y) the installation of additional air conditioning equipment, and (z) any connections to Base Building systems and to life safety and fire alarm systems);

            (b) Section 3.5(a), (b) and (d) (with respect to changes to Identity Signs and Signs permitted therein).

            (c) Section 5.2(c) (with respect to modifications, alterations and additions to the Leased Premises);

            (d) Section 5.4 (with respect to connections to Base Building systems and to life safety systems and fire alarm systems);

and for any Work performed by Landlord pursuant to (i) Section 5.3 of the Lease (with respect to repairs or improvements to the Leased Premises required by Tenant, but which Tenant has requested Landlord to make) or (ii) Section 6.3 of the Lease (with respect to any rebuilding of the Leasehold Improvements as a result of a Casualty, but subject to the limitation contained in said Section 6.3), Tenant shall reimburse Landlord (whether or not the Work is actually performed) for the reasonable costs incurred by Landlord to engage an engineer to review the proposed Work (if applicable) and, if Landlord or a contractor hired by Landlord performs the Work, for the actual costs and expenses of the Work. In addition to (and not in lieu of) the foregoing, Tenant shall be required to pay Landlord a fee for administrative cost recovery equal to five percent (5%) of the cost of such Work if performed by Landlord or a contractor hired by Landlord (but not if performed by an Outside Contractor hired by Tenant).

            Additionally, in the event Landlord incurs any costs or expenses pursuant to the provisions of the Lease described below, after the expiration of any notice and cure periods provided in such sections, Tenant shall reimburse Landlord for all such costs and expenses incurred by Landlord, and shall pay a fee for administrative cost recovery (which shall be in addition to and not in lieu of such reimbursement for costs and expenses) equal to ten percent (10%) of such costs and expenses:

            a. Section 1.5(i) (with respect to any failure by Tenant to provide the services described in Section 1.5(h) with respect to any Special Use Area);

            b. Section 3.1(a)(vi) (with respect to any failure by Tenant to eliminate harmonic distortion conditions and/or to repair any damage caused thereby);

            c. Section 5.2(f) (with respect to the cancellation or discharge of mechanics', materialmen's or other liens);

            d. Section 5.3 (with respect to repairs or restoration required due to damage caused by Tenant or its agents, contractors or employees);

            e. Section 5.4 (with respect to the repair work required to be performed by Tenant, but which Tenant has failed to commence or diligently complete within the time periods specified in said Section); and

            f. Section 7.1(b)(i) (with respect to the correction or repair of the conditions described in said Section).

                                    EXHIBIT L

                                LINE ITEM BUDGET

                                 [SEE ATTACHED]

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                                     Summary
                                   May 8, 1998


Project Name:  Galleria North - Phase I (TENET)
GSF:           392,508  /SF
NRA:           377,911  /SF
Surface Parking:     6
Garage Parking:  1,184

                                                Whole $          Per NRA SF
                                           ------------       --------------
     30 Land/Site                          $  2,771,594       $         7.33
     31 Architectural/Engineering             1,743,318                 4.61
     32 Construction                         37,415,062                99.00
     33 Tenant Work                          12,848,974                34.00
     34 Taxes/Insurance/Permits                 469,329                 1.24
     35 Financing                             3,102,340                 8.21
     36 Leasing                                 761,009                 2.01
     37 PR & Marketing                           10,000                 0.03
     38 General & Administrative              2,591,353  *              6.86
     39 Contingency                           1,851,389                 4.90
                                           ------------       --------------
                                   Total   $ 63,564,368       $       168.20
                                           ------------       --------------


      * General & Administrative costs total 4.25% of total project costs (3% for fee and 1.25% for reimbursement) per agreement with TENET

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                                Land/Site Summary
                                   May 8, 1998


   30-000                  SITE COSTS

         30-010 Land Acquisition Cost                           $  2,500,000
         30-050 Title - Registration/Insurance                  $    210,214
         30-080 Legal - Site Cost                               $     61,380

   30-200                  Off-Site Costs

         30-210 Impact Fees                                     $          -
         30-250 Other                                           $          -

                                                                ------------
                                       TOTAL SITE COST          $  2,771,594
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                        Architectural/Engineering Summary
                                   May 8, 1998

   31-000                  ARCHITECTURAL & ENGINEERING

   31-100                  Architecture

         31-110 Design Architects Fees                          $    832,753
         31-115 Associate Architects Fees                       $          -
         31-120 Production Architects Fees                      $          -
         31-130 Landscape Architect                             $     27,811

   31-200                  Engineering

         31-210 Structural Engineer - Fees                      $    214,392
         31-220 Mechanical Engineer - Fees                      $    156,824
         31-225 Mechanical Controls Consultant                  $     29,000
         31-230 Geotechnical Consultant                         $      3,715
         31-240 Survey Engineering                              $          -
         31-245 Civil Engineering                               $     13,634
         31-250 Testing                                         $    100,000
         31-270 Window Wall Testing/Consultant                  $     33,351
         31-280 Wind Tunnel Testing                             $          -

   31-300                  Specialty Consultants

         31-310 Acoustical Consultants                          $     12,232
         31-320 Elevator Consultants                            $     27,461
         31-330 Lighting Consultants                            $     13,344
         31-340 Traffic Survey/Parking Consultants              $      7,560
         31-350 Graphics Consultants                            $     25,000
         31-360 Garage Consultants                              $      8,740
         31-370 Window Washing Consultant                       $     15,000
         31-380 Security Consultant                             $     32,000
         31-385 Floor Plan/Interior Consultant                  $          -
         31-390 Other Consultants                               $     15,000
         31-395 Environmental Consultants                       $        500

   31-400                  Reimbursables

         31-410 Travel & Entertainment                          $     10,000
         31-440 Blueprints/Reproduction                         $    165,000
         31-470 Other Reimbursables                             $          -

                                                                ------------
         TOTAL ARCHITECTURAL & ENGINEERING COST                 $  1,743,318
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                              Construction Summary
                                   May 8, 1998


   32-000                  CONSTRUCTION COSTS

         32-010 Base Building General Costs                     $ 28,337,152
         32-030 Garage Construction Costs                       $  8,598,910

   32-100                  BUILDING SYSTEM SEPARATE COSTS

         32-100 Building System Separate Costs                  $    479,000

   32-900                  OTHER CONSTRUCTION COSTS

         32-900 Other Construction Costs                        $          -

                                                                ------------
                           TOTAL CONSTRUCTION COST              $ 37,415,062
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                               Tenant Work Summary
                                   May 8, 1998


   33-000                  TENANT WORK

   33-400                  Tenant Cash Allowances

         33-410 Tenant Allowance - Major Tenant                 $ 12,848,974
         33-420 Tenant Allowance - Other Tenants                $          -
         33-425 Leasing Inducement - Retail Tenants             $          -
         33-460 Tenant Architectural & Engineering              $          -
         33-480 Other Tenant Cash Allowances                    $          -

                                                                ------------
                           TOTAL TENANT WORK COST               $ 12,848,974
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                                  Taxes Summary
                                   May 8, 1998

   34-000                  TAXES AND INSURANCE

   34-110                  Taxes

         34-100 Real Estate Taxes                               $    469,329

   34-300                  Permits/Insurance

         34-310 Building Permits/Insurance                      $          -

   34-900                  Other Fees

         34-900 Utility Tap Fees/Service Charges                $          -

                                                                ------------
                           TOTAL TAX & INSURANCE COST           $    469,329
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                                Financing Summary
                                   May 8, 1998


   35-000                  FINANCING COSTS

   35-100                  Predevelopment

         35-110 Predevelopment Loan, Interest & Fees            $        100

   35-200                  Construction Loan

         35-210 Loan Fee/Lender Cost                            $    158,900
         35-220 Construction Loan Interest                      $  2,943,300

   35-300                  Permanent Financing

         35-310 Permanent Loan Commitment Fees                  $          -

                                                                ------------
                           TOTAL FINANCING COST                 $  3,102,300
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                                 Leasing Summary
                                   May 8, 1998


   36-000                  LEASING COSTS

   36-100                  Leasing Commissions

         36-110 HILP Broker Commissions                         $          -
         36-130 Outside Commissions                             $    472,389

   36-300                  Space Planning

         36-310 Tenant Space Planning                           $          -

   36-400                  Legal

         36-400 Legal                                           $    288,620

   36-900                  Other Leasing Cost

         36-900 Other Leasing Cost                              $          -

                                                                ------------
                           TOTAL LEASING COST                   $    761,009
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                      Public Relations & Marketing Summary
                                   May 8, 1998


   37-000                  PUBLIC RELATIONS AND MARKETING

         37-010 Printed Marketing/Advertising Materials         $          -
         37-015 Special Advertising/Marketing                   $          -
         37-030 Display Materials/Models                        $          -
         37-050 General Photography                             $          -
         37-060 Signs/Barricade Signs                           $          -
         37-080 Announcement Parties                            $     10,000

   37-900                  OTHER

         37-900 Other                                           $          -

                                                                ------------
         TOTAL PUBLIC RELATIONS AND MARKETING COST              $     10,000
                                                                ------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                        General & Administrative Summary
                                   May 8, 1998


   38-000                  GENERAL & ADMINISTRATIVE             $2,591,353.13


                                                                -------------
               TOTAL GENERAL & ADMINISTRATIVE COST              $2,591,353.13
                                                                -------------

                        Galleria North - Phase I (TENET)
                                  Dallas, Texas
                                 Project Budget
                               Contingency Summary
                                   May 8, 1998


   39-000                  CONTINGENCY

   39-100                  Contingencies

         39-110 Project Contingency                             $  1,851,389

                                                                ------------
                           TOTAL CONTINGENCY COST               $  1,851,389
                                                                ------------

                                    EXHIBIT M

                        FORM OF PROJECT COSTS DECLARATION

TABS

______________________________________                   ___________,.199_

______________________________________

______________________________________

Gentlemen:

            Please refer to that certain Office Lease Agreement (the "Lease") dated effective as of May 14, 1998, by and between Texas Corporate Properties, L.P., a Texas limited partnership, as landlord ("Landlord"), and the undersigned Tenet Hospitals Limited, a Texas limited partnership, as tenant ("Tenant"), covering office space (the "Leased Premises") in the Building (as defined in the Lease) located in Dallas County, Texas. Capitalized terms not defined herein shall have the meaning given to such terms in the Lease. The undersigned hereby certifies, acknowledged and represents the following to you, all as of the date hereof:

            The total amount of Project Costs for all purposes under the Lease is $_____________. As a result thereof, the Base Rental Rate (as defined in the Lease) for the Initial Term is as follows:

           Lease Years                  Base Rental Rate
           -----------                  ----------------

           Lease Years 1 - 5            $_______________
           Lease Years 6 - 10           $_______________

            The undersigned hereby agrees that this certificate may be relied upon by Landlord and its lenders and partners, as well as their respective successors and assigns.

                                    Very truly yours,


                                    TENET HOSPITALS LIMITED,
                                    a Texas limited partnership

                                    By: Tenet HealthSystem Hospitals, Inc., a
                                        a Delaware corporation

                                        By:    _____________________________
                                        Name:  _____________________________
                                        Title: _____________________________

                                    TENET HEALTHCARE CORPORATION,
                                    a Nevada corporation, as Guarantor

                                    By:    _____________________________
                                    Name:  _____________________________
                                    Title: _____________________________


AGREED AND ACCEPTED
this ______ day of _________________, 199__



TEXAS CORPORATE PROPERTIES, L.P.,
a Texas limited partnership

By: Texas Corporate Properties GP, LLC,
    its general partner

    By: Hines Corporate Properties, LLC,
        its sole member


        By: _______________________________
            Charles Hazen
            Chief Executive Officer

                                    EXHIBIT N

                                 SIGN PARAMETERS

General Criteria

      The following design criteria applies to all signage:

      Acceptable Materials:
      Stone, precast concrete or metal. Letters may be translucent white plastic or metal.

Project Monument Sign

      Size Criteria

      Height      - Not to exceed 4'6"
      Width       - Not to exceed 12'0"
      Thickness   - Not to exceed 2'0"

      Method of Illumination

      Monument signage will be designed to be visible at night. Acceptable metods of illumination are (a) ground mounted flood light(s) in front of the sign, or (b) back lit translucent plastic letters cut as stencils within a metal panel background, or (c) raised solid letters back lit with concealed neon, or
(d) some combination of (a), (b) or (c).

Complex Monument Sign

      Size

      Height      - Not to exceed 8'0"
      Width       - Not to exceed 12'0"
      Thickness   - Not to exceed 2'0"

      Method of Illumination

      Same as Project Monument Sign.

Parapet Signs

      Size and Location

      Per attached rendering.

      Method of Illumination

      Signage will be designed to be visible at night. Acceptable methods of illumination are (a) building-mounted flood light(s), or (b) metal channel letters with back lit translucent plastic face, or (c) raised solid letters back lit with concealed neon, or (d) some combination of (a), (b) or (c). All lighting or back lit letters will be white light.

                   [GRAPHIC OF BUILDING WITH PROPOSED SIGNAGE]


                                                                       TOWER ONE
                                                                  WEST ELEVATION

                   [GRAPHIC OF BUILDING WITH PROPOSED SIGNAGE]


                                                                       TOWER ONE
                                                                  EAST ELEVATION

                   [GRAPHIC OF BUILDING WITH PROPOSED SIGNAGE]


                                                                       TOWER ONE
                                                                 SOUTH ELEVATION

                                    EXHIBIT O

                            CONFIDENTIALITY AGREEMENT

                            ________________________
                     c/o Hines Interests Limited Partnership
                             2800 Post Oak Boulevard
                              Houston, Texas 77056

______________________________________                         ___________, 199_
______________________________________
______________________________________


            Re: Lease Agreement (the "Lease") dated _____ between ______ ("Landlord") and ______("Tenant") or "you" for space in ____________(the "Building")

Gentlemen:

      With respect to the Lease, you have requested that Landlord allow you to examine or audit certain books or records relating to operating expenses or escalation billings respecting the Lease covering space in or the Building (as applicable, the "Audit"). As you probably realize, certain information which may be made available for such Audit is confidential and sensitive. Landlord is willing to make information available to you only upon your agreement to the terms and conditions set forth in this Confidentiality Agreement (this "Agreement"). Accordingly, as a condition to our furnishing such information to you, we are requiring that you agree, as set forth below, to treat confidentially information that landlord or its representatives (including attorneys, accountants, property managers, and financial advisors and employees of any affiliate of Landlord or Landlord's constituent partners) furnishes to you or your employees, agents, representatives, advisors, accountants, affiliates or representatives (all of the foregoing collectively referred to as your "Representatives"), whether furnished before, on or after the date of this Agreement, and all data, audit opinions, analyses, compilations, studies or other documents, whether prepared by you or others, which contain or otherwise reflect or are based in whole or in part on such information (collectively, the "Evaluation Material").

      The Evaluation Material may include any or all of the following information, (i) any and all information relating directly or indirectly to business information and business information contained in materials provided by or on behalf of Landlord in connection with the Audit; (ii) specific figures of the operating expenses of the Project (as defined in the Lease) charged under Lease and under other leases in the Project as to both individual expense items and aggregate; expense levels; (iii) the methodology of computing Tenant's share of increases in operating expenses and of any "gross up" calculation in connection therewith, as to the Project; (iv) the methodology and procedures of the bookkeeping and accounting practices of Landlord as provided to Tenant connection with the Audit, or discovered by Tenant in the course of performing the Audit; (v) services provided by Landlord relating to items of operating expenses for the Project; (vi) management fee payable by Tenant under the Lease and the methodology for computing same; (the level, amount and calculation of any chargebacks, credits and offsets to operating expense the Project; and
(viii) the amounts, terms and/or basis of the resolution of any disputes arising of the Audit between Landlord and Tenant and all aspects thereof.

      The term "Evaluation Material" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by you or your Representative (ii) was in your possession on what you reasonably believed to be a non-confidential basis prior to its disclosure to you by Landlord or its representatives, provided that the source of such information was not to your knowledge bound by a confidentiality agreement with Landlord or its representative or otherwise prohibited from transmitting the information to you or your Representatives by contractual, legal or fiduciary obligation, or (iii) becomes available to you on what you reasonably believe to be a non-confidential basis from a source other than Landlord or its representative provided that such source is not known by you to be bound by a confidentiality agreement with Landlord or its representatives or otherwise prohibited from transmitting the information to you or your Representatives by a contractual, legal or fiduciary obligation.

      It is understood that Tenant may disclose any of the Evaluation Material
(x) to its attorney and other legal consultants and to judicial tribunals, arbitration panels and mediators in connection with any litigation, arbitration or mediation based on this Agreement, and (y) to those of your Representatives who require such material for the purpose of the Audit only, provided that such Representatives (i) shall be informed by you of the confidential nature of the Evaluation Material (ii) shall be directed by you to treat the Evaluation Material confidentially in accordance with terms hereof; and (iii) shall execute a separate confidentiality agreement (a "Separate Agreement") with you for the benefit of Landlord and Tenant on essentially the same terms and conditions as Agreement. A copy of the Separate Agreement shall be delivered to Landlord prior to the time your Representative works on the Audit or obtains any of the Evaluation Material. You agree that Evaluation Material will be kept confidential by you and your Representatives and, except with specific prior written consent of Landlord or as expressly otherwise permitted by the terms herein will not be disclosed, disseminated, divulged or used, directly or indirectly, in whole or in part, to you or your Representatives. You further agree that you and your Representatives will not disclose, disseminate, divulge or use any of the Evaluation Material for any reason or purpose (including without limitation, any audit by any other tenant of the Project or any other properties owned by Landlord or its affiliates) other than to conduct the Audit for Tenant with respect to Tenant's Lease.

      Without the prior written consent of Landlord, you and your Representatives will not disclose, disseminate or divulge, directly or indirectly, in whole or in part, to any person the fact that you have entered into this Agreement, that this Agreement exists, that Evaluation Material (or any information that would otherwise constitute Evaluation Material were it not for the second paragraph of this Agreement) has been made available to you by Landlord or that you have inspected any portion of the Evaluation Material (or any such information).

      In the event that you or any of your Representatives are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Evaluation Material, it is agreed that you or such Representative, as the case may be, will provide Landlord with prompt notice of such request(s) so that it may, at its election, seek an appropriate protective order or other appropriate remedy and/or waive your or such Representative's compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that Landlord grants a waiver hereunder, you or such Representative may furnish that portion (and only that portion) of the Evaluation Material which, in the written opinion of your counsel, you are legally compelled to disclose (provided you promptly notify Landlord that a portion of the Evaluation Material has been furnished and provide Landlord with a copy of such written opinion and such furnished portion of the Evaluation Material or otherwise sufficiently identify such furnished portion of the Evaluation Material) and will exercise your reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any Evaluation Material so furnished.

      All communications regarding an Audit, including, without limitation, requests for additional information or meetings and discussions or questions regarding procedures, must be submitted or directed to Landlord in care of Hines Interests Limited Partnership, Suite 5000, Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056, Attention: ________________.

      You will not make copies, extracts or other reproductions of any of the Evaluation Material except as necessary to assist you in the Audit. Promptly upon the earlier of the termination of your Lease or the request of Landlord upon conclusion of the Audit, you will deliver to Landlord all documents or other matter furnished by Landlord to you or your Representatives constituting Evaluation Material. In the event of such request, all other documents or other matter constituting Evaluation Material in the possession of you or your Representatives will, except as provided in the immediately succeeding sentence, be destroyed. You may retain any copies made by you in connection with the Audit, but you specifically understand and agree, on your behalf and on behalf of your Representatives, that all of such retained information shall continue to be deemed confidential information of Landlord and shall continue to be subject to the terms of this Agreement.

      You hereby agree to indemnify and hold harmless Landlord and its representatives from any damage, loss, cost or liability (including reasonable legal fees and the reasonable cost of enforcing this indemnity and any other term of this Agreement) arising out of or resulting from any unauthorized use or disclosure by you or your Representatives of any Evaluation Material (and/or any retained copies thereof). You also acknowledge that damages might be incalculable or an insufficient remedy for any breach of this Agreement by you or your Representatives and, accordingly, you also agree for Tenant and its Representatives that in the event of any breach or threatened breach of this Agreement, Landlord, in addition to any other remedies that it may have at law or in equity, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

      It is understood and agreed that no failure or delay by Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

      The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

      Please sign and return one copy of this letter, which thereupon will constitute our Agreement with respect to the subject matter herein.

                                        Very truly yours,


                                        By: ____________________________
                                                     "LANDLORD"

Confirmed and agreed to as of the date first above written:


______________________________________

By: __________________________________

               "TENANT"


______________________________________

By: __________________________________

         "TENANT's AUDITOR(S)"

                                    EXHIBIT P

                                ON-SITE PERSONNEL

1)    Group Property Manager *

2)    Property Manager

3)    Assistant Property Manager

4)    Chief Engineer

5)    Three (3) Engineers

6)    One (1) Apprentice Engineer

7)    Secretary

8)    Bookkeeper

9)    Accountant *

* may be off-site with allocation by "time spent" basis.

                                    EXHIBIT Q

                             ARCHITECTS CERTIFICATE

            The undersigned, HaldemanPowell + Partners ("Architect"), has been engaged as the architect for construction of the Building (as defined in Schedule I, attached hereto) and, as such, has prepared, reviewed and is otherwise completely familiar with the final plans and specifications which govern construction of the Building (as amended from time to time, the "Plans"). This Certificate is given by Architect to Tenet Hospitals Limited, a Texas limited partnership ("Tenant"), pursuant to Section 1.2(b) of that certain Office Lease Agreement dated May 14, 1998 (the "Lease") by and between Texas Corporate Properties, L.P., a Texas limited partnership (hereinafter called "Landlord"), as landlord, and Tenant, as tenant, in order to confirm to Tenant the occurrence of the events described below, and it is intended that Tenant may rely upon the contents and accuracy of this Certificate.

            Architect hereby certifies to Tenant with respect to floors ___, ___, ___, and _____ of the Building (collectively, a "Major Portion of the Building"), the following have occurred as of the date hereof:

                  (i) the exterior curtain wall and window glass are substantially complete (as defined in Schedule I attached hereto), except for hoistways, to the extent necessary for such Major Portion of the Building to be water-tight;

                  (ii) the services described in Schedule II attached hereto are ready and capable of being furnished to such Major Portion of the Building, as contemplated by the Plans;

                  (iii) the toilet rooms on all floors of such Major Portion of the Building are substantially completed and operational;

                  (iv) except for two (2) passenger elevator cabs in such Major Portion of the Building which are operational but unfinished, all passenger elevator cabs to such Major Portion are operational and finished to Building Standard (as defined in Schedule I attached hereto) condition;

                  (v) the Building Garage and the Adjacent Garage (each as defined in Schedule I attached hereto) and access thereto from the Building and public streets are substantially completed, and, collectively, such garages contain a minimum of ___ parking spaces which are available for use by Tenant;

                  (vi) the floors, ceilings and walls in the public entrances to the Building and the ground floor Building lobby are completed to the extent necessary to provide Tenant and its employees and visitors safe (and no hard hats need to be worn by Tenant or any of its employees and visitors), reasonably presentable and unimpeded access to and from such Major Portion of the Building; provided, however, Tenant understands and agrees that dry wall may have been used to partition unfinished areas from the sight of Tenant and its employees and visitors, but such partitions have been painted so as to make such areas reasonably presentable;

                  (vii) the areas located within the Project Plaza intended to provide access to and from the Building shall be substantially completed, however, landscaping and any non-access related improvements to be located within the Project Plaza need not be installed or substantially complete;

                  (viii) except as specifically noted above, the Base Building Improvements (as defined in Schedule I, attached hereto, excluding item 25 thereof) actually located, or intended to be located, in such Major Portion of the Building pursuant to the Plans have been substantially completed; and

                  (ix) a certificate of occupancy or other governmental authorization has been issued for the shell of the Building to the extent necessary to not preclude Tenant from obtaining a certificate of occupancy or other permit required for Tenant's use of such Major Portion of the Building upon completion of its tenant improvements.

                  EXECUTED this ____ day of _________, 199_.


                                       HALDEMANPOWELL + PARTNERS


                                       By: _______________________________
                                       Name: _____________________________
                                       Title: ____________________________

ATTACHMENTS:

SCHEDULE I -   Definitions
SCHEDULE II -  Services
SCHEDULE III - Building Standard Improvements

                       SCHEDULE I ARCHITECT'S CERTIFICATE

                                   DEFINITIONS

"Building" means the Base Building (defined below) being constructed at _______________, Dallas, Texas, pursuant to the Plans.

"Base Building" means the Building shell plus the Base Building Improvements (defined below).

"substantially completed" or "substantially complete" means the completion of all items of construction in substantial compliance with the Plans for the subject work except for minor "punch list" items which in the aggregate do not materially interfere with the use and occupancy of the subject space for its intended purposes and which can be completed without materially interfering with the use of such space.

"Building Standard" means materials of the type, quality, and quantity described or depicted in the Building Plans or comparable substitutes.

"Building Garage" means the parking garage constructed or to be constructed under the Building.

"Adjacent Garage" means the shared facilities for parking constructed or to be constructed to the North of the Building which is intended to serve the Building and other buildings located or to be located within the complex to be known as "Galleria North".

"Base Building Improvements" means the improvements described in Schedule III attached hereto.

"Building Operating Hours" shall mean 7:00 a.m. until 6:00 p.m. Monday through Friday and 8:00 a.m. through 1:00 p.m. on Saturday, excluding holidays.

                     SCHEDULE II TO ARCHITECT'S CERTIFICATE

                                    SERVICES

            (1) Hot water (i.e., thermostat set in the range of 110(degree) to 120(degree) Fahrenheit for comfort and energy conservation) and cold domestic water in common use restrooms and toilets at locations provided for general use.

            (2) Central heat and air conditioning in season during Building Operating Hours (as defined in Schedule I attached hereto), with equipment designed to perform so that the average indoor conditions during Building Operating Hours shall be a minimum of 72(Degree)F dry bulb +/-2(degree) in the winter when the outdoor temperature is not lower than 17(Degree)F dry bulb and a maximum of 75(Degree)F dry bulb +/-2(Degree) in the summer when the outdoor temperature is not higher than 100(Degree)F dry bulb, assuming sustained peak loading conditions of one (1) person per 200 square feet of usable area and a combined light and power demand load of 5 watts per square foot of usable area.

            (3) Electric lighting service for all public areas and special service areas of the Building.

            (4) Sufficient electrical capacity transformed to a panel box located in the core of each floor of the Building to operate (a) incandescent lights, typewriters, calculating machines, photocopying machines, stand alone network computers, word processing equipment, personal computers, telecommunications and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load at one hundred percent (100%) capacity for said lighting and machines of low electrical voltage on each such floor shall not exceed two (2) watts per square foot of usable area on such floor; and (b) fluorescent lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load at one hundred percent (100%) capacity for said lighting and equipment of high electrical voltage shall not exceed two
(2) watts per square foot of usable area on such floor. The Base Building bus duct will provide capacity for a total of six (6) watts per square foot of usable area (of which four (4) watts are dedicated in subsections (4)(a) and (4)(b) above).

            (5) Non-exclusive elevator cab passenger service capable of being provided twenty-four (24) hours per day every day of the year of sufficient capacity to service the Building.

            (6) Shared access to and use of the Building's loading dock for Tenant's loading, unloading, delivery, and pick-up activities twenty-four (24) hours per day, seven (7) days per week.

            (7) Sanitary sewer service twenty-four (24) hours per day, every day of the year.

                     SCHEDULE III TO ARCHITECT'S CERTIFICATE

                           BASE BUILDING IMPROVEMENTS

1. Building Standard 2' X 2' acoustical ceiling tile installed on exposed grid, to be installed at Building Standard height as required according to the bid documents.

2. Building Standard heating, ventilation and air conditioning systems installed in substantial accordance with the Building plans and specifications including one draw-through-type air handling unit in the air handling room on each floor, with primary distribution loop and perimeter system installed at the perimeter of the Building as necessary to provide Building Standard HVAC service. The Tenant's air conditioning will be carried (at Tenant's cost) to each zone by a duct system which is connected to Building Standard slot diffusers at the perimeter and 2' X 4' light troffer diffusers at interior zones to satisfy Building Standard layout design loads of a minimum 1 CFM/square foot of usable area

3. Building Standard automatic fire sprinkler system, not to exceed one (1) concealed type sprinkler head per one hundred twenty-five (125) square feet of usable area and located so as to accommodate Tenant's partition plan, provided Tenant uses only Building Standard ceiling at Building Standard height of 9 feet.

4. Exit lights, fire alarms, and smoke detectors shall be installed during the construction of the Base Building by Landlord to comply with legal requirements. Additional fire alarms or smoke detectors are not normally required. Landlord will furnish and install the Building Standard fire protective alarm and voice communications system (including speakers) for an open-floor plan in compliance with legal requirements.

5. Building Standard 2' X 4' recessed 3 tube fluorescent fixtures with T-8 lamps and electronic ballasts installed as required by the bid documents not to exceed one fixture per seventy-five (75) square feet of usable area. The 2' X 4' lights are required to be installed on a lengthwise axis parallel to the axis of the Building in the perimeter offices and in any open space plan area which may be seen from the windows. The distribution of circuits from the Base Building electrical panel shall be accomplished in substantial accordance with Building plans and specifications.

6. Building Standard electrical equipment necessary to provide Building Standard electrical service. Electrical service to each floor is fed from the Building's main electrical bus riser.

7. Baffling and sound insulation, if any, is included only as designed in the core areas of the Base Building.

8. Building Standard one inch horizontal window blinds are to be installed in each exterior window on each floor (excluding lobbies and the top of the Building).

9. Building Standard structural floor loading capacities shall be 80 pounds per square foot of usable area and the Building shall have a partition load of 20 pounds per square foot.

10. The concrete floor slab will be troweled, smoothed, leveled (with a variance not to exceed industry standard tolerances), and finished in substantial accordance with the Building plans and specifications.

11. Interior columns will be taped and bedded, and non-glass exterior walls will be insulated, taped, and bedded. Core walls will be taped and bedded.

12. Full-height (unless otherwise specified by legal requirements) doors and first-quality, heavy-duty butts and jambs installed in substantial accordance with the Building plans and specifications on all mechanical, electrical, telephone and janitors' rooms in addition to all stairwells. Door closers and/or locking devices will be installed on core doors where required by legal requirements.

13. Building Standard stairwells (including, in any event, concrete stair tread) between all floors completed in substantial accordance with Building plans and specifications.

14. Building Standard metal finish elevator doors to be either factory or field painted (at Landlord's option) in substantial accordance with the Building plans and specifications. Elevator frames and jambs will be constructed in substantial accordance with the Building plans and specifications.

15. Building Standard passenger and freight elevators of sufficient quantity, speed, performance and finishes to provide passenger and freight elevator service.

16. Access at the core to domestic cold water, waste and vent systems. Landlord will provide one (1) sanitary sewer and vent connection per floor in the core area, each in substantial accordance with the Building plans and specifications.

17. Exterior Building wall to be installed in substantial accordance with the Building plans and specifications and weather-tight (except at exterior construction hoisting and trash chute locations, which will be enclosed but not necessarily weather-tight) after commencement of construction of Tenant improvements.

18. Plaza and/or lobby level of the Building to be substantially completed in substantial accordance with the Building plans and specifications.

19.   One (1) Building Standard drinking fountain per floor.

20. Building Standard ladies' and men's toilets to be provided in substantial accordance with the Building plans and specifications, including Building Standard accessories.

21. Building Standard janitorial closets (if required separate from mechanical rooms on each floor) constructed in substantial accordance with the Building plans and specifications.

22. Building Standard telephone closets and telephone boards will be installed one each per floor located at the core of the Building and will be finished in sheetrock.

23. Basement levels (if applicable ) to be substantially completed in substantial accordance with the Building plans and specifications. Pump rooms, transformer vaults, emergency generator, other mechanical and electrical rooms, and the loading dock area to be substantially completed in substantial accordance with Building plans and specifications.

24. Mechanical, electrical, plumbing and other Base Building systems to be substantially completed in substantial accordance with the Building plans and specifications.

25. Building Standard stairwell pressurization (if required), fresh air make-up and toilet exhaust requirements are to be substantially completed in substantial accordance with the Building plans and specifications.

                                    EXHIBIT R

                                  PROJECT RULES

1. Sidewalks, doorways, vestibules, halls, stairways, elevator lobbies and other similar areas in the common areas of the Building shall not be used for the storage of materials or disposal of trash, be obstructed by tenants or Landlord, or be used by tenants or Landlord for any purpose other than entrance to and exit from the tenant's leased areas and the Building and for going from one part of the Building to another part of the Building and/or Complex.

2. Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures proven to result from misuse by a tenant, and not by Landlord's cleaning contractors responsible for cleaning the tenant's leased area and the Building, shall be the liability of said tenant.

3. Signs, advertisements, graphics or notices visible in or from public corridors, any common area or public areas of the Building or from outside the Building shall be subject to Landlord's (or Landlord's property manager's) prior written approval. No part of the Complex may be defaced by tenants.

4. Significant movement in or out of the Building of furniture, office equipment, or any other bulky or heavy materials shall be restricted to such hours as Landlord (or Landlord's property manager) shall reasonably designate. Landlord (or Landlord's property manager) will determine the method and routing of the movement of said items so as to ensure the safety of all persons and property concerned and Tenant shall be responsible for all costs and expenses associated therewith. Advance written notice of intent to move such items must be made to the Landlord (or Landlord's property manager) at least twenty-four (24) hours before the time of such move. For non-significant movement in or out of the Building of portable items which do not require use of dollies or other moving equipment, notice to Landlord (or Landlord's property manager) shall not be required.

5. All deliveries (including messenger deliveries but excluding deliveries of small hand carried parcels) to a tenant's leased premises shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons. Delivery vehicles shall be permitted only in such areas as are designated by Landlord, from time to time, for deliveries to the Building. Absolutely no carts or dollies are allowed through the main entrances of the Building or on passenger elevators without the prior written consent of Landlord (or Landlord's property manager). Tenants may obtain the prior written consent of Landlord (or Landlord's property manager) for any exception to the provisions of this Paragraph 5.

      After-hours removal of hand carried items must be accompanied by an "Equipment Removal Form" or "Property Pass" [to be provided by Landlord (or Landlord's property manager)].

      A letter signed by an authorized representative of a tenant on such tenant's letterhead will also be acceptable. A list of persons authorized to sign the Equipment Removal Form or Property Pass (and any amendments thereto) will be furnished by each tenant to Landlord and Landlord shall be entitled to rely thereon. Each tenant shall have the right to amend such list from time to time upon written notice to Landlord (or Landlord's property manager).

6. Landlord (or Landlord's property manager) shall have the authority to approve the proposed weight and location of any safes and heavy furniture and equipment, which shall in all cases stand on supporting devices approved by Landlord in order to distribute the weight.

7. Corridor doors which lead to common areas of the Building (other than doors opening into the elevator lobby on floors leased entirely to a tenant) shall be kept closed at all times.

8. Each tenant shall cooperate with Landlord (and Landlord's property manager) in keeping its leased area neat and clean. No tenant shall employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel without prior approval of Landlord (or Landlord's property manager).

9. All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas is prohibited.

10. No birds, fish or other animals shall be brought into or kept in, on or about the Building (except for Seeing Eye dogs).

11. Tenants shall not tamper with or attempt to adjust temperature control thermostats in their leased premises. Landlord shall promptly respond to each tenant's notices as to, and Landlord (or Landlord's property manager) shall adjust thermostats as required to maintain, the Building standard temperature. Each tenant shall use reasonable efforts to keep all window blinds down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

12. Each tenant will comply with all security procedures necessary both during business hours and after hours and on weekends. Landlord will provide each tenant with prior notice of such security procedures and any changes thereto promptly.

13. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day; provided, however, that no tenant shall be responsible to ensure that Landlord's cleaning contractor locks doors and turns out lights after cleaning the tenant's leased premises.

14. All requests for overtime air conditioning or heating must be submitted in writing to Landlord (or Landlord's property manager) by an authorized representative of the tenant. A list of persons authorized to request such overtime services (and any amendments thereto) will be furnished by the tenant to Landlord and Landlord shall be entitled to rely thereon. Any such request must be made by 2:00 p.m. on the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests and by 2:00 p.m. on the preceding Business Day for holiday requests. Requests made after that time may result in an additional charge to such tenant, if acted upon by Landlord, but Landlord is in no event obligated to act on untimely requests.

15. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and each tenant shall comply with all applicable building and fire codes relating thereto.

16. Tenants may not make any modifications, alterations, additions or repairs to their leased premises and may not install any furniture, fixtures or equipment in their leased premises which is in violation of any applicable building and/or fire code governing their leased premises or the Project. The tenant must obtain prior approval from Landlord (or Landlord's property manager) of any such alterations, modifications and additions and shall deliver "as built" plans therefor to Landlord (or Landlord's property manager), upon completion, except as otherwise permitted in the tenant's lease. Such alterations include, but are not limited to, any communication equipment and associated wiring which must meet fire code. The contractor conducting the modifications and additions must be a licensed contractor, is subject to all rules and regulations of Landlord (and Landlord's property manager) while performing work in the Building and must obtain all necessary permits and approvals prior to commencing the modifications and additions.

17. No vending machines of any type shall be allowed in tenant space without the prior written consent of Landlord (or Landlord's property manager).

18. All locks for doors in each tenant's leased areas shall be Building Standard except as otherwise permitted by Landlord and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's (or Landlord's property manager's) written consent except as otherwise permitted in such tenant's lease. All requests for duplicate keys shall be made to Landlord (or Landlord's property manager).

19. No tenant shall interfere in any way with other tenants' (or their visitors') quiet enjoyment of their leased premises.

20. Landlord (or Landlord's property manager) will not be liable or responsible for lost or stolen money, jewelry or other personal property from any tenant's leased area or public areas of the Building or Project.

21. No machinery of any kind other than normal office equipment shall be operated by any tenant in its leased area without the prior written consent of Landlord (or Landlord's property manager).

22. Canvassing, peddling, soliciting and distribution of hand bills in the Building (except for activities within a tenant's leased premises which involve only such tenant's employees) is prohibited. Each tenant is requested to notify Landlord (or Landlord's property manager) if such activities occur.

23. A "Tenant Contractor Entrance Authorization" form [to be supplied by Landlord (or Landlord's property manager)] will be required for the following:

      A. Access to Building mechanical, telephone or electrical rooms (e.g., Southwestern Bell Telephone employees).

      B. After-hours freight elevator use.

      C. After-hours building access by tenant's contractors. Please note that the tenant will be responsible for contacting Landlord's property manager in advance for clearance of such tenant contractors.

      All tenants will refer all contractors, contractors' representatives and installation technicians tendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building (other than work under contract for installation or maintenance of security equipment or banking equipment), including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

24. Smoking is not permitted in tenant lease space, nor in entrances to the building, restrooms, stairwells, elevators, public lobbies or public corridors.

25. Each tenant and their contractors are responsible for removal of trash resulting from large deliveries or move-ins. Such trash must be removed from the Building and Building facilities may not be used for dumping. If such trash is not promptly removed, Landlord (or Landlord's property manager) may cause such trash to be removed at the tenant's sole cost and expense plus a reasonable additional charge to be determined by Landlord to cover Landlord's administrative costs in connection with such removal.

26. Tenants may not install, leave or store equipment, supplies, furniture or trash in the common areas of the Building (i.e., outside their leased premises).

27. Each tenant shall provide Landlord's property manager with names and telephone numbers of individuals who should be contacted in an emergency.

28. Tenants shall comply with the Building life safety program established by Landlord (or Landlord's property manager), including without limitation fire drills, training programs and fire warden staffing procedures, and shall exercise all reasonable efforts to cause all tenant employees, invitees and guests to comply with such program.

29. To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc., shall be delivered to any leased area except by persons appointed or approved by Landlord in writing.

30. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall approve. Electric current shall not be used for space heaters, cooking or heating devices or similar appliances without Landlord's prior written permission.

31. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.

32. No portion of any tenant's leased area shall at any time be used or occupied as sleeping or lodging quarters, nor shall personnel occupancy loads exceed limits reasonably established by Landlord for the Building.

33. The carrying of firearms of any kind in any leased premises, the building in which such premises are situated, or any related complex of buildings of which the foregoing are a part, is prohibited except in the case of unconcealed firearms carried by licensed security personnel hired or contracted for by tenants for security of their premises as permitted by such tenants' leases or otherwise consented to by Landlord in writing.

                                    EXHIBIT S

                      PRELIMINARY PLANS AND SPECIFICATIONS

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
ME1.100          MEP SITE PLAN                       ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
MEP1.101         MEP ROOF PLAN                       ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
MEP1.102         MEP PENTHOUSE PLAN                  ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.100           BASEMENT FLOOR PLAN                 ccrd Partners                17 APRIL 1998     N/A
                 AREA A - HVAC
---------------------------------------------------------------------------------------------------------------
M2.101           GROUND FLOOR PLAN                   ccrd Partners                17 APRIL 1998     N/A
                 AREA A - HVAC
---------------------------------------------------------------------------------------------------------------
M2.102           BASEMENT FLOOR PLAN                 ccrd Partners                17 APRIL 1998     N/A
                 AREA B - HVAC
---------------------------------------------------------------------------------------------------------------
M2.103           SECOND FLOOR PLAN                   ccrd Partners                17 APRIL 1998     N/A
                 AREA B - HVAC
---------------------------------------------------------------------------------------------------------------
M2.105           TYPICAL FLOOR PLAN                  ccrd Partners                17 APRIL 1998     N/A
                 (4 THRU 14) HVAC
---------------------------------------------------------------------------------------------------------------
M2.106           15TH FLOOR PLAN HVAC                ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.107           16TH FLOOR PLAN HVAC                ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.108           SHEET TITLE                         ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.109           BASEMENT PARTIAL PLAN               ccrd Partners                17 APRIL 1998     N/A
                 HVAC CENTRAL PLANT
---------------------------------------------------------------------------------------------------------------
M4.102           HVAC DUCT RISERS                    ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M5.101           ENLARGED FAN ROOMS HVAC             ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M6.101           HVAC SCHEDULES                      ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.100           BASEMENT FLOOR PLAN                 ccrd Partners                17 APRIL 1998     N/A
                 (AREA A) - ELECT
---------------------------------------------------------------------------------------------------------------
E2.101           GROUND FLOOR PLAN                   ccrd Partners                17 APRIL 1998     N/A
                 (AREA A) - ELECT.
---------------------------------------------------------------------------------------------------------------
E2.102           BASEMENT & GROUND PLANS             ccrd Partners                17 APRIL 1998     N/A
                 (AREA B) ELECT.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
E2.103           SECOND FLOOR PLAN                   ccrd Partners                17 APRIL 1998     N/A
                 (AREA A) - ELECT.
---------------------------------------------------------------------------------------------------------------
E2.104           THIRD FLOOR PLAN - ELECT            ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.105           TYPICAL FLOOR PLAN                  ccrd Partners                17 APRIL 1998     N/A
                 (4TH-14TH) - ELECTRICAL
---------------------------------------------------------------------------------------------------------------
E2.106           FIFTEENTH FLOOR PLAN - ELECTRICAL   ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.107           SIXTEENTH FLOOR PLAN - ELECTRICAL   ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.108           SECOND FLOOR PLAN                   ccrd Partners                17 APRIL 1998     N/A
                 (AREA B) - ELECT.
---------------------------------------------------------------------------------------------------------------
E3.101           SCHEDULE SHEET                      ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E4.101           ELECTRICAL RISER                    ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E4.102           ELECTRICAL RISER                    ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E5.101           ELECTRICAL ROOMS                    ccrd Partners                I7 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E5.102           ELECTRICAL DETAILS                  ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
P2.106           FIFTEENTH FLOOR PLAN - PLUMBING     ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
P2.107           SIXTEENTH FLOOR PLAN - PLUMBING     ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
ME1.201          MEP ROOF PLAN                       ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
ME1.202          MEP ROOF PLAN                       ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.201           GROUND FLOOR PLAN - HVAC            ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.202           SECOND FLOOR PLAN - HVAC            ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.203           TYPICAL FLOOR PLAN (3-12) - HVAC    ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M2.204           13TH FLOOR PLAN - HVAC              ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
M3.101           CHILLED AND CONDENSER WATER FLOW    ccrd Partners                17 APRIL 1998     N/A
                 DIAGRAM
---------------------------------------------------------------------------------------------------------------
M5.201           ENLARGED FAN ROOMS - HVAC           ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
M6.201           HVAC SCHEDULES                      ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.201           GROUND FLOOR PLAN - ELECTRICAL      ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.202           SECOND FLOOR PLAN - ELECTRICAL      ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E2.203           TYPICAL FLOOR PLAN                  ccrd Partners                17 APRIL 1998     N/A
                 (3RD-12TH) - ELECT.
---------------------------------------------------------------------------------------------------------------
E2.204           THIRTEENTH FLOOR PLAN - ELECTRICAL  ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E3.201           SCHEDULE SHEET                      ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E4.201           ELECT.  RISER DIAGRAM               ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E5.201           ELECTRICAL ROOMS                    ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
E5.202           DETAIL SHEET                        ccrd Partners                17 APRIL 1998     N/A
---------------------------------------------------------------------------------------------------------------
C1.01            PLAT                                Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.02            EXISTING TOPOGRAPHY                 Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.03            PAVING AND DIMENSION                Raymond L. Goodson, Jr.      01 MAY 98         N/A
                 CONTROL PLAN                        Inc.
---------------------------------------------------------------------------------------------------------------
C1.04            GRADING PLAN                        Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.05            DRAINAGE AREA MAP                   Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.06            STORM SEWER PLAN                    Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.07            COURTYARD STORM SEWER PLAN          Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.08            STORM SEWER PROFILES                Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.09            WATER/WASTE WATER PLAN              Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.10            WATER LINE PROFILES                 Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.11            EROSION CONTROL PLAN                Raymond L. Goodson, Jr.      01 MAY 98         N/A
                                                     Inc.
---------------------------------------------------------------------------------------------------------------
C1.12            STORM WATER POLLUTION PREVENTION    Raymond L. Goodson, Jr.      01 MAY 98         N/A
                 PLAN                                Inc.
---------------------------------------------------------------------------------------------------------------
S1.000           GENERAL NOTES                       Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
S2.100           FOUNDATION FRAMING PLAN TOWER 1     Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S2.101           FIRST FLOOR FRAMING PLAN TOWER 1    Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S2.102           FOUNDATION & FIRST FLOOR PARTIAL    Brockette Davis & Drake      01 MAY 98         N/A
                 FRAMING PLAN -TOWER 1
---------------------------------------------------------------------------------------------------------------
S2.103           SECOND FLOOR FRAMING PLAN TOWER 1   Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S2.104           SECOND FLOOR & LOW ROOF PARTIAL     Brockette Davis & Drake      01 MAY 98         N/A
                 FRAMING PLAN -TOWER 1
---------------------------------------------------------------------------------------------------------------
S2.105           THIRD FLOOR FRAMING PLAN TOWER 1    Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S2.106           FOURTH & FIFTH FLOOR                Brockette Davis & Drake      01 MAY 98         N/A
                 FRAMING PLAN TOWER 1
---------------------------------------------------------------------------------------------------------------
S2.107           SIXTH THROUGH FOURTEENTH FLOOR      Brockette Davis & Drake      01 MAY 98         N/A
                 FRAMING PLAN - TOWER 1
---------------------------------------------------------------------------------------------------------------
S2.108           FIFTEENTH FLOOR FRAMING PLAN        Brockette Davis & Drake      01 MAY 98         N/A
                 TOWER 1
---------------------------------------------------------------------------------------------------------------
S2.109           SIXTEENTH FLOOR FRAMING TOWER 1     Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S2.110           ROOF FRAMING PLAN TOWER 1           Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S3.00            TYPICAL FOUNDATION SECTIONS AND     Brockette Davis & Drake      01 MAY 98         N/A
                 DETAILS
---------------------------------------------------------------------------------------------------------------
S3.01            FOUNDATION SECTIONS OF DETAILS      Brockette Davis & Drake      01 MAY 98         N/A
                 TOWER 1
---------------------------------------------------------------------------------------------------------------
S4.01            CONCRETE SECTIONS & DETAILS         Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S4.02            CONCRETE SECTIONS & DETAILS         Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S5.01            COLUMN SCHEDULE TOWER 1             Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S6.01            JOIST AND BEAM SCHEDULES            Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S6.02            GIRDER SCHEDULE TOWER 1             Brockette Davis & Drake      01 MAY 98         N/A
---------------------------------------------------------------------------------------------------------------
S6.03            GIRDER AND WIND BEAM SCHEDULE       Brockette Davis & Drake      01 MAY 98         N/A
                 TOWER 1
---------------------------------------------------------------------------------------------------------------

                                  PROGRESS SET

                                   1 MAY 1998

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
A.01             SHEET INDEX                         HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------

LANDSCAPE DRAWINGS
---------------------------------------------------------------------------------------------------------------
L1.01            LAYOUT & MATERIALS PLAN             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L1.02            LAYOUT & MATERIALS PLAN             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L1.03            LAYOUT & MATERIALS PLAN             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L2.01            GRADING PLAN                        Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L2.02            GRADING PLAN                        Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L2.03            GRADING PLAN                        Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L3.01            PLANTING PLAN                       Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L3.02            PLANTING PLAN                       Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L3.03            PLANTING PLAN                       Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L5.01            DETAILS                             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L5.02            DETAILS                             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L5.03            DETAILS                             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L5.04            DETAILS                             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L5.05            DETAILS                             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
L5.06            DETAILS                             Talley Associates            01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------

ARCHITECTURAL DRAWINGS
---------------------------------------------------------------------------------------------------------------
A1.10            ORIENTATION PLAN                    HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A1.11            SITE PLAN                           HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.10            TOWER 1 - BASEMENT FLOOR PLAN       HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.11            TOWER I -GROUND FLOOR PLAN          HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.12            TOWER 1 - SECOND FLOOR PLAN         HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
A2.13            TOWER 1 - PARTIAL BASEMENT GROUND   HaldemanPowell+Partners      01 MAY 1998       N/A
                 & 2ND FLOOR PLAN
---------------------------------------------------------------------------------------------------------------
A2.14            TOWER 1 - THIRD FLOOR PLAN          HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.15            TOWER 1 - TYPICAL PLAN              HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.16            TOWER 1 - FIFTEENTH FLOOR PLAN      HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.17            TOWER 1- SIXTEENTH FLOOR PLAN       HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.18            TOWER 1 - ROOF PENT.  PLAN          HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A2.19            TOWER 1- ROOF PLAN                  HaldemanPowell+Partners      1 MAY 1998        N/A
---------------------------------------------------------------------------------------------------------------
A3.10            TOWER 1 - ENLARGED CORE PLANS -     HaldemanPowell+Partners      01 MAY 1998       N/A
                 BASEMENT & GROUND FLOOR
---------------------------------------------------------------------------------------------------------------
A3.11            TOWER 1 - ENLARGED CORE PLANS -     HaldemanPowell+Partners      01 MAY 1998       N/A
                 2ND & TYP.  FLOOR
---------------------------------------------------------------------------------------------------------------
A3.12            TOWER 1 - ENLARGED CORE PLAN -      HaldemanPowell+Partners      01 MAY 1998       N/A
                 15TH/16TH FLOOR &ROOF TERRACE
---------------------------------------------------------------------------------------------------------------
A3.13            TOWER 1 - ENLARGED TOILET PLANS     HaldemanPowell+Partners      01 MAY 1998       N/A
                 AND ELEVATIONS
---------------------------------------------------------------------------------------------------------------
A3.14            TOWER 1 - PARTITION TYPES           HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A3.15            TOWER 1 - STAIR #1 PLANS & SECTION  HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A3.16            TOWER 1 - STAIR #2 PLANS & SECTION  HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A4.10            NORTH & EAST ELEVATIONS             HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A4.11            SOUTH & WEST ELEVATION              HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A4.12            TOWER 1 - ENLARGED ELEVATIONS       HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A5.10            TOWER 1 - BUILDING SECTIONS         HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A5.11            TOWER 1 - WALL SECTIONS             HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A5.12            TOWER 1 - WALL SECTIONS             HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   DATE OF          LAST
SHEET NO.               DRAWING TITLE                     PREPARED BY              DRAWING        REVISION
---------------------------------------------------------------------------------------------------------------
A5.15            TOWER 1 - ROOF SECTION AND DETAILS  HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A5.16            TOWER 1 - ELEVATOR SECTION          HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A5.17            TOWER 1 - DETAIL WALL SECTIONS      HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A5.18            TOWER 1 - WINDOW WALL & CURTAIN     HaldemanPowell+Partners      01 MAY 1998       N/A
                 WALL SECTIONS
---------------------------------------------------------------------------------------------------------------
A5.19            TOWER 1 - WINDOW WALL & CURTAIN     HaldemanPowell+Partners      01 MAY 1998       N/A
                 WALL SECTIONS
---------------------------------------------------------------------------------------------------------------
A6.10            TOWER 1 - BASEMENT RCP              HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A6.11            TOWER 1 - GROUND FLOOR RCP          HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A6.12            TOWER 1 - SECOND FLOOR RCP          HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A6.13            TOWER 1 - PARTIAL PLANS RCP         HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A6.14            TOWER 1 - THIRD FLOOR RCP           HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A6.15            TOWER 1 - TYPICAL FLOOR RCP         HaldemanPowell+Partners      01 MAY 1998       N/A
---------------------------------------------------------------------------------------------------------------
A6.16            TOWER 1 - FIFTEENTH FLOOR RCP       HaldemanPowell+Partners      MAY 1998          N/A
---------------------------------------------------------------------------------------------------------------
A6.22            TOWER 1 - TYPICAL FLOOR RCP         HaldemanPowell+Partners      MAY 1998          N/A
---------------------------------------------------------------------------------------------------------------
A6.23            TOWER 1 - FOURTEENTH FLOOR RCP      HaldemanPowell+Partners      MAY 1998          N/A
---------------------------------------------------------------------------------------------------------------